UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-05002

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2010

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation Plus VIP

DWS Balanced VIP

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Diversified International Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Strategic Value VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Portfolio Summary, Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for:

5 DWS Alternative Asset Allocation Plus VIP

14 DWS Balanced VIP

45 DWS Blue Chip VIP

59 DWS Core Fixed Income VIP

71 DWS Diversified International Equity VIP

89 DWS Dreman Small Mid Cap Value VIP

100 DWS Global Thematic VIP

112 DWS Government & Agency Securities VIP

124 DWS High Income VIP

145 DWS Large Cap Value VIP

155 DWS Mid Cap Growth VIP

166 DWS Money Market VIP

178 DWS Small Cap Growth VIP

189 DWS Strategic Income VIP

217 DWS Strategic Value VIP

228 DWS Technology VIP

238 DWS Turner Mid Cap Growth VIP

249 Notes to Financial Statements

270 Proxy Voting

271 Portfolio Management Team Update

273 New Sub-Advisory Agreement Approval

281 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 778-1482 or your financial representative. We advise you to consider the Portfolio's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Portfolio. Please read the prospectus carefully before you invest.

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2010

DWS Alternative Asset Allocation Plus VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 5.09% and 5.32% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. The Portfolio expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The Portfolio may use derivatives, including as part of its global alpha strategy. The Portfolio also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The Portfolio could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the Portfolio's risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation Plus VIP from 2/2/09 to 6/30/10
[] DWS Asset Allocation Plus VIP — Class A [] MSCI World Index [] Barclays Capital US Aggregate Bond Index [] S&P 500® Index [] Blended Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Equity index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. Fixed income index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* The Portfolio commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

Comparative Results
DWS Alternative Asset Allocation Plus VIP		6-Month‡	1-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,963	$11,276	$12,584
	Average annual total return	-.37%	12.76%	17.67%
MSCI World Index	Growth of $10,000	$9,016	$11,020	$12,845
	Average annual total return	-9.84%	10.20%	19.33%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,533	$10,950	$11,257
	Average annual total return	5.33%	9.50%	8.72%
S&P 500 Index	Growth of $10,000	$9,335	$11,443	$12,892
	Average annual total return	-6.65%	14.43%	19.64%
Blended Index	Growth of $10,000	$9,469	$11,034	$12,426
	Average annual total return	-5.31%	10.34%	15.58%
DWS Alternative Asset Allocation Plus VIP		6-Month‡	1-Year	Life of Class**
Class B	Growth of $10,000	$9,951	$11,254	$11,544
	Average annual total return	-.49%	12.54%	13.71%
MSCI World Index	Growth of $10,000	$9,016	$11,020	$10,971
	Average annual total return	-9.84%	10.20%	8.93%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,533	$10,950	$11,012
	Average annual total return	5.33%	9.50%	9.31%
S&P 500 Index	Growth of $10,000	$9,335	$11,443	$11,466
	Average annual total return	-6.65%	14.43%	13.46%
Blended Index	Growth of $10,000	$9,469	$11,034	$11,018
	Average annual total return	-5.31%	10.34%	8.66%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

** The Portfolio commenced offering Class B shares on May 18, 2009. Index returns began on May 31, 2009.

Information About Your Portfolio's Expenses

DWS Alternative Asset Allocation Plus VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying Funds in which the Portfolio invests. These expenses are not included in the Portfolio's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Portfolio limited the ongoing expenses the Portfolio bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 996.30	$ 995.10
Expenses Paid per $1,000*	$ 1.04	$ 2.28
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,023.75	$ 1,022.51
Expenses Paid per $1,000*	$ 1.05	$ 2.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios**	Class A	Class B
DWS Alternative Asset Allocation Plus VIP	.21%	.46%

** The Portfolio invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Portfolio is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Alternative Asset Allocation Plus VIP

Asset Allocation (As a % of Investment Portfolio)	6/30/10	12/31/09

Fixed Income — Bond Funds	43%	30%
Equity — Equity Funds	32%	65%
Market Neutral Fund	19%	—
Equity — Exchange-Traded Funds	2%	3%
Fixed Income — Exchange-Traded Fund	1%	2%
Fixed Income — Money Market Fund	3%	—
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 9.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Alternative Asset Allocation Plus VIP

	Shares	Value ($)

Equity — Equity Funds 33.7%
DWS Emerging Markets Equity Fund "Institutional"	65,621	1,022,373
DWS Gold & Precious Metals Fund "Institutional"	26,472	569,933
DWS RREEF Global Infrastructure Fund "Institutional"	71,617	570,070
DWS RREEF Global Real Estate Securities Fund "Institutional"	269,358	1,694,261
Total Equity — Equity Funds (Cost $3,875,247)		3,856,637

Equity — Exchange-Traded Funds 2.0%
iShares MSCI EAFE Small Cap Index Fund	5,226	169,950
WisdomTree Emerging Markets SmallCap Dividend Fund	1,418	57,188
Exchange-Traded Funds (Cost $238,980)		227,138

Fixed Income — Bond Funds 43.9%
DWS Emerging Markets Fixed Income Fund "Institutional"	130,125	1,368,919
DWS Enhanced Commodity Strategy Fund "Institutional"	429,896	1,491,739
DWS Floating Rate Plus Fund "Institutional"	63,296	570,297
DWS Global Inflation Plus Fund "Institutional"	156,616	1,595,912
Total Fixed Income — Bond Funds (Cost $4,927,489)		5,026,867
	Shares	Value ($)

Fixed Income — Money Market Fund 2.7%
Central Cash Management Fund (Cost $304,468)	304,468	304,468

Fixed Income — Exchange-Traded Fund 1.0%
SPDR Barclays Capital International Treasury Bond (Cost $118,657)	2,123	114,111

Market Neutral Fund 18.9%
DWS Disciplined Market Neutral Fund "Institutional" (Cost $2,127,426)	227,255	2,163,469
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $11,592,267)+	102.2	11,692,690
Other Assets and Liabilities, Net	(2.2)	(252,245)
Net Assets	100.0	11,440,445

+ The cost for federal income tax purposes was $11,599,072. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $93,618. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $237,129 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $143,511.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Funds	$ 6,020,106	$ —	$ —	$ 6,020,106
Exchange-Traded Funds (a)	341,249	—	—	341,249
Bond Funds	5,026,867	—	—	5,026,867
Money Market Fund	304,468	—	—	304,468
Total	$ 11,692,690	$ —	$ —	$ 11,692,690

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Funds, at value (cost $10,930,162)	$ 11,046,973
Investments in Underlying Non-affiliated Funds, at value (cost $357,637)	341,249
Investment in Central Cash Management Fund, at value (cost $304,468)	304,468
Total investments, at value (cost $11,592,267)	11,692,690
Receivable for investments sold	29,000
Receivable for Portfolio shares sold	8,190
Dividends receivable	684
Due from Advisor	9,437
Other assets	146
Total assets	11,740,147
Liabilities
Payable for investments purchased	218,719
Payable for Portfolio shares redeemed	52,048
Accrued expenses and other liabilities	28,935
Total liabilities	299,702
Net assets, at value	$ 11,440,445
Net Assets Consist of
Undistributed net investment income	42,385
Net unrealized appreciation (depreciation) on investments	100,423
Accumulated net realized gain (loss)	(13,821)
Paid-in capital	11,311,458
Net assets, at value	$ 11,440,445
Class A Net Asset Value, offering and redemption price per share ($2,282,365 ÷ 185,988 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.27
Class B Net Asset Value, offering and redemption price per share ($9,158,080 ÷ 745,766 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Funds	$ 62,863
Dividends	2,176
Income distributions — Central Cash Management Fund	199
Total Income	65,238
Expenses: Management fee	9,323
Administration fee	4,089
Services to shareholders	132
Distribution service fee (Class B)	7,810
Custodian fee	3,348
Legal fees	8,440
Audit and tax fees	16,109
Trustees' fees and expenses	2,714
Reports to shareholders	9,812
Total expenses before expense reductions	61,777
Expense reductions	(45,290)
Total expenses after expense reductions	16,487
Net investment income (loss)	48,751
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(1,464)
Sale of Underlying Non-affiliated Funds	860
(604)
Change in net unrealized appreciation (depreciation) on investments	(113,756)
Net gain (loss)	(114,360)
Net increase (decrease) in net assets resulting from operations	$ (65,609)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Period Ended December 31, 2009*
Operations: Net investment income	$ 48,751	$ 97,525
Net realized gain (loss)	(604)	93,568
Change in net unrealized appreciation (depreciation)	(113,756)	214,179
Net increase (decrease) in net assets resulting from operations	(65,609)	405,272
Distributions to shareholders from: Net investment income: Class A	(29,328)	—
Class B	(74,563)	—
Net realized gains: Class A	(23,912)	—
Class B	(82,873)	—
Total distributions	(210,676)	—
Portfolio share transactions: Class A Proceeds from shares sold	1,392,760	1,288,284
Reinvestment of distributions	53,240	—
Cost of shares redeemed	(382,365)	(300,310)
Net increase (decrease) in net assets from Class A share transactions	1,063,635	987,974
Class B Proceeds from shares sold	6,031,509	6,723,581
Reinvestment of distributions	157,436	—
Cost of shares redeemed	(217,252)	(3,636,425)
Net increase (decrease) in net assets from Class B share transactions	5,971,693	3,087,156
Increase (decrease) in net assets	6,759,043	4,075,130
Net assets at beginning of period	4,681,402	201,000
Net assets at end of period (including undistributed net investment income of $42,385 and $97,525, respectively)	$ 11,440,445	$ 4,681,402
Other Information
Class A Shares outstanding at beginning of period	101,099	105,838
Shares sold	110,903	—
Shares issued to shareholders in reinvestment of distributions	4,172	—
Shares redeemed	(30,186)	(24,739)
Net increase (decrease) in Class A shares	84,889	81,099
Initial capital	—	20,000
Shares outstanding at end of period	185,988	101,099
Class B Shares outstanding at beginning of period	270,064	560,919
Shares sold	480,916	—
Shares issued to shareholders in reinvestment of distributions	12,329	—
Shares redeemed	(17,543)	(290,947)
Net increase (decrease) in Class B shares	475,702	269,972
Initial capital	—	92
Shares outstanding at end of period	745,766	270,064

* For the period from February 2, 2009 (commencement of operations) to December 31, 2009 for Class A shares and from May 18, 2009 (commencement of operations) to December 31, 2009 for Class B shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.57
Net realized and unrealized gain (loss)	(.12)	2.06
Total from investment operations	(.03)	2.63
Less distributions from: Net investment income	(.18)	—
Net realized gains	(.15)	—
Total distributions	(.33)	—
Net asset value, end of period	$ 12.27	$ 12.63
Total Return (%)[d,e]	(.37)**	26.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)[f]	1.32*	11.67*
Ratio of expenses after expense reductions (%)[f]	.21*	.21*
Ratio of net investment income (%)	1.39*	5.39*
Portfolio turnover rate (%)	2**	155**

[a] For the six months ended June 30, 2010 (Unaudited).

[b] For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

[f] The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

* Annualized ** Not annualized

Class B Years Ended December 31,	2010[a]	2009[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 10.87
Income (loss) from investment operations: Net investment income[c]	.07	.35
Net realized and unrealized gain (loss)	(.12)	1.39
Total from investment operations	(.05)	1.74
Less distributions from: Net investment income	(.13)	—
Net realized gains	(.15)	—
Total distributions	(.28)	—
Net asset value, end of period	$ 12.28	$ 12.61
Total Return (%)[d,e]	(.49)**	16.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	3
Ratio of expenses before expense reductions (%)[f]	1.57*	5.37*
Ratio of expenses after expense reductions (%)[f]	.46*	.61*
Ratio of net investment income (%)	1.13*	4.66*
Portfolio turnover rate (%)	2**	155**

[a] For the six months ended June 30, 2010 (Unaudited).

[b] For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

[f] The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

* Annualized ** Not annualized

Performance Summary June 30, 2010

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The portfolio may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

Portfolio returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Bond Index [] Blended Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Blended Index consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), Russell 2000 Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global TIPS Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Free Index (3%), and the MSCI EAFE Small Cap index (3%).

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Balanced VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,705	$11,176	$8,737	$10,414	$10,190
	Average annual total return	-2.95%	11.76%	-4.40%	.81%	.19%
Russell 1000 Index	Growth of $10,000	$9,360	$11,524	$7,403	$9,725	$8,842
	Average annual total return	-6.40%	15.24%	-9.54%	-.56%	-1.22%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,533	$10,950	$12,439	$13,094	$18,714
	Average annual total return	5.33%	9.50%	7.55%	5.54%	6.47%
Blended Index	Growth of $10,000	$9,733	$11,269	$9,102	$11,110	$12,174
	Average annual total return	-2.67%	12.69%	-3.09%	2.13%	1.99%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 970.50
Expenses Paid per $1,000*	$ 3.08
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,021.67
Expenses Paid per $1,000*	$ 3.16

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Balanced VIP	.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	52%	54%
Cash Equivalents	12%	10%
Government & Agency Obligations	12%	13%
Exchange-Traded Funds	10%	6%
Corporate Bonds	6%	8%
Mortgage-Backed Securities Pass-Throughs	6%	8%
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	1%	0%
Collateralized Mortgage Obligations	0%	0%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	6/30/10	12/31/09

Information Technology	15%	15%
Industrials	13%	11%
Health Care	12%	13%
Energy	11%	10%
Financials	11%	16%
Consumer Discretionary	11%	11%
Consumer Staples	10%	9%
Materials	7%	6%
Telecommunication Services	5%	5%
Utilities	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 17.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 52.6%
Consumer Discretionary 5.7%
Auto Components 0.2%
BorgWarner, Inc.* (a)	10,300	384,602
Minth Group Ltd.	99,600	117,830
Nippon Seiki Co., Ltd.	6,000	65,528
S&T Dynamics Co., Ltd.	5,770	87,704
		655,664
Automobiles 0.4%
Bayerische Motoren Werke (BMW) AG	15,323	741,146
Fiat SpA	41,433	426,419
		1,167,565
Distributors 0.4%
Genuine Parts Co.	28,877	1,139,198
Diversified Consumer Services 0.2%
H&R Block, Inc.	36,172	567,539
Hotels Restaurants & Leisure 1.0%
Carnival Corp. (Units)	24,777	749,257
Darden Restaurants, Inc.	15,600	606,060
Domino's Pizza UK & IRL PLC	11,569	64,913
Marriott International, Inc. "A" (a)	23,439	701,764
McDonald's Corp.	7,100	467,677
Paddy Power PLC	3,880	120,474
PartyGaming PLC*	19,353	61,390
REXLot Holdings Ltd.	1,375,000	125,469
		2,897,004
Household Durables 0.1%
Advanced Digital Broadcast Holdings SA (Registered)	1,086	37,015
Jarden Corp.	2,100	56,427
Panasonic Corp.	19,637	245,204
		338,646
Leisure Equipment & Products 0.0%
Universal Entertainment Corp.*	7,000	126,625
Media 0.6%
Aegis Group PLC	28,472	45,124
Dex One Corp.*	245	4,655
JC Decaux SA*	4,189	97,033
Scripps Networks Interactive "A"	26,400	1,064,976
SuperMedia, Inc.*	43	787
Vertis Holdings, Inc.*	1,645	0
WPP PLC	52,927	497,714
		1,710,289
Multiline Retail 0.6%
Dollar General Corp.* (a)	13,700	377,435
Kohl's Corp.*	13,080	621,300
Nordstrom, Inc. (a)	18,210	586,180
		1,584,915
Specialty Retail 1.2%
Advance Auto Parts, Inc.	1,900	95,342
Aeropostale, Inc.* (a)	4,950	141,768
Guess?, Inc.	2,100	65,604
Hennes & Mauritz AB "B"	15,315	421,125
Jumbo SA	4,530	27,448
L'Occitane International SA*	28,500	62,147
	Shares	Value ($)

Limited Brands, Inc.	48,870	1,078,561
Nitori Co., Ltd.	1,500	129,108
TJX Companies, Inc. (a)	15,900	667,005
Urban Outfitters, Inc.* (a)	3,700	127,243
Yamada Denki Co., Ltd.	8,095	528,445
		3,343,796
Textiles, Apparel & Luxury Goods 1.0%
Burberry Group PLC	5,165	58,243
Carter's, Inc.* (a)	3,800	99,750
Compagnie Financiere Richemont SA "A"	7,839	272,723
Deckers Outdoor Corp.* (a)	1,000	142,870
NIKE, Inc. "B"	21,400	1,445,570
Swatch Group AG (Bearer)	583	163,160
VF Corp.	10,815	769,812
		2,952,128
Consumer Staples 5.2%
Beverages 0.8%
C&C Group PLC	33,885	133,292
Carlsberg AS "B"	1,810	137,609
Central European Distribution Corp.* (a)	3,000	64,140
Diageo PLC	23,063	361,376
PepsiCo, Inc.	23,785	1,449,696
		2,146,113
Food & Staples Retailing 1.4%
Carrefour SA	7,639	301,615
CVS Caremark Corp.	33,877	993,274
Koninklijke Ahold NV	24,988	309,458
Kroger Co.	40,670	800,792
Seven & I Holdings Co., Ltd.	15,688	359,950
Sysco Corp.	26,800	765,676
Wal-Mart Stores, Inc.	13,400	644,138
		4,174,903
Food Products 1.1%
Darling International, Inc.*	7,000	52,570
Diamond Foods, Inc. (a)	3,200	131,520
General Mills, Inc.	16,996	603,698
Green Mountain Coffee Roasters, Inc.* (a)	3,050	78,385
Kellogg Co.	14,406	724,622
Mead Johnson Nutrition Co.	10,412	521,849
Nestle SA (Registered)	17,542	846,401
SunOpta, Inc.*	24,400	106,872
Unilever PLC	8,352	222,591
		3,288,508
Household Products 0.6%
Church & Dwight Co., Inc.	7,500	470,325
Colgate-Palmolive Co.	8,870	698,601
Energizer Holdings, Inc.* (a)	9,400	472,632
		1,641,558
Personal Products 0.2%
Alberto-Culver Co. (a)	25,100	679,959
Tobacco 1.1%
Altria Group, Inc.	66,729	1,337,249
British American Tobacco PLC	24,364	771,482
Philip Morris International, Inc.	24,548	1,125,280
		3,234,011
	Shares	Value ($)

Energy 6.0%
Energy Equipment & Services 1.9%
AMEC PLC	44,636	544,137
Cameron International Corp.*	1,800	58,536
Dresser-Rand Group, Inc.*	2,800	88,340
Ensco PLC (ADR)	21,845	858,072
Halliburton Co.	33,291	817,294
John Wood Group PLC	12,187	56,667
Lamprell PLC	19,981	63,588
Noble Corp.*	30,692	948,690
ProSafe SE	10,440	41,566
Saipem SpA	8,970	272,606
SBM Offshore NV	6,972	99,497
Schlumberger Ltd. (a)	16,360	905,362
Tecnicas Reunidas SA	1,292	58,311
Transocean Ltd.*	14,015	649,315
		5,461,981
Oil, Gas & Consumable Fuels 4.1%
Alpha Natural Resources, Inc.*	26,100	884,007
Anadarko Petroleum Corp.	12,300	443,907
Canadian Natural Resources Ltd.	22,590	750,666
Chevron Corp.	16,917	1,147,988
ConocoPhillips	6,160	302,394
Eni SpA	15,674	287,730
EXCO Resources, Inc.	3,300	48,213
ExxonMobil Corp.	37,721	2,152,737
Marathon Oil Corp.	40,022	1,244,284
Nexen, Inc.	33,727	663,410
Northern Oil & Gas, Inc.*	4,800	61,632
Occidental Petroleum Corp.	9,500	732,925
Royal Dutch Shell PLC "A"	28,619	722,729
Statoil ASA	32,758	631,800
Suncor Energy, Inc.	41,786	1,230,180
Ultra Petroleum Corp.*	2,700	119,475
Woodside Petroleum Ltd.	12,249	427,233
		11,851,310
Financials 4.6%
Capital Markets 1.0%
Affiliated Managers Group, Inc.*	1,000	60,770
Ameriprise Financial, Inc.	11,996	433,415
Ashmore Group PLC	30,500	109,736
Charles Schwab Corp.	36,300	514,734
ICAP PLC	9,091	54,493
Jefferies Group, Inc. (a)	5,200	109,616
Lazard Ltd. "A"	1,700	45,407
Morgan Stanley	23,000	533,830
Partners Group Holding AG	1,000	120,668
T. Rowe Price Group, Inc. (a)	17,400	772,386
Waddell & Reed Financial, Inc. "A" (a)	2,600	56,888
		2,811,943
Commercial Banks 0.5%
BNP Paribas	9,979	532,823
Dah Sing Banking Group Ltd.*	50,500	64,952
Dexia SA*	46	160
Lloyds Banking Group PLC*	94,048	74,620
Mitsubishi UFJ Financial Group, Inc.	32,897	149,127
Prosperity Bancshares, Inc.	2,300	79,925
Sberbank	93,069	223,223
Sumitomo Mitsui Financial Group, Inc.	4,134	116,706
Wing Hang Bank Ltd.	15,000	146,865
		1,388,401
	Shares	Value ($)

Consumer Finance 0.0%
Kiatnakin Bank PCL	88,500	74,456
Diversified Financial Services 1.0%
Bank of America Corp.	69,099	992,953
Financiere Marc de Lacharriere SA	1,212	46,391
Hellenic Exchanges SA	4,800	25,295
IntercontinentalExchange, Inc.*	4,100	463,423
JPMorgan Chase & Co.	40,952	1,499,253
		3,027,315
Insurance 2.0%
Allianz SE (Registered)	4,788	475,431
Assurant, Inc.	25,562	887,002
AXA SA	13,206	200,281
Fidelity National Financial, Inc. "A"	50,001	649,513
HCC Insurance Holdings, Inc.	24,678	611,027
Lincoln National Corp.	45,168	1,097,131
MetLife, Inc.	23,463	885,963
PartnerRe Ltd.	17,152	1,203,041
		6,009,389
Real Estate Management & Development 0.1%
K Wah International Holdings Ltd.	181,000	55,940
Midland Holdings Ltd.	186,000	152,036
		207,976
Health Care 6.3%
Biotechnology 1.2%
Amgen, Inc.* (a)	17,900	941,540
Celgene Corp.* (a)	33,300	1,692,306
Gilead Sciences, Inc.*	24,580	842,602
Metabolix, Inc.* (a)	4,200	60,102
		3,536,550
Health Care Equipment & Supplies 1.6%
Accuray, Inc.* (a)	8,200	54,366
Baxter International, Inc.	24,238	985,032
Becton, Dickinson & Co.	11,055	747,539
Covidien PLC	20,000	803,600
Edwards Lifesciences Corp.* (a)	19,800	1,109,196
NxStage Medical, Inc.*	8,800	130,592
Thoratec Corp.* (a)	4,900	209,377
Zimmer Holdings, Inc.*	13,700	740,485
		4,780,187
Health Care Providers & Services 1.7%
Diagnosticos da America SA	11,900	112,012
Express Scripts, Inc.*	30,500	1,434,110
Fleury SA*	6,700	74,201
Fresenius Medical Care AG & Co. KGaA	8,928	483,002
Genoptix, Inc.* (a)	1,400	24,080
Life Healthcare Group Holdings Pte Ltd.*	27,295	48,188
McKesson Corp.	29,947	2,011,240
Owens & Minor, Inc. (a)	3,900	110,682
WellPoint, Inc.*	12,948	633,546
		4,931,061
Health Care Technology 0.1%
athenahealth, Inc.* (a)	1,800	47,034
M3, Inc. (a)	22	88,295
Merge Healthcare, Inc.*	14,266	41,799
		177,128
	Shares	Value ($)

Life Sciences Tools & Services 0.4%
ICON PLC (ADR)*	4,200	121,338
Life Technologies Corp.* (a)	2,800	132,300
QIAGEN NV* (a)	6,000	116,229
Thermo Fisher Scientific, Inc.*	17,670	866,714
		1,236,581
Pharmaceuticals 1.3%
Abbott Laboratories	7,340	343,365
Flamel Technologies SA (ADR)*	14,500	100,920
GlaxoSmithKline PLC	24,341	412,512
Merck & Co., Inc.	36,470	1,275,356
Questcor Pharmaceuticals, Inc.* (a)	6,200	63,302
Sanofi-Aventis	2,499	150,697
Teva Pharmaceutical Industries Ltd. (ADR)	25,281	1,314,359
VIVUS, Inc.* (a)	7,400	71,040
		3,731,551
Industrials 7.2%
Aerospace & Defense 2.2%
BE Aerospace, Inc.* (a)	3,800	96,634
Honeywell International, Inc.	24,225	945,502
L-3 Communications Holdings, Inc.	10,061	712,721
Lockheed Martin Corp.	12,829	955,761
Rockwell Collins, Inc. (a)	16,800	892,584
Rolls-Royce Group PLC "C" (Interim Shares)*	177,930	266
TransDigm Group, Inc. (a)	11,300	576,639
United Technologies Corp.	33,441	2,170,655
		6,350,762
Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.* (a)	2,600	123,500
Airlines 0.0%
Ryanair Holdings PLC (ADR)* (a)	3,800	102,942
Singapore Airlines Ltd.	1,000	10,361
		113,303
Building Products 0.1%
Compagnie de Saint-Gobain (a)	7,630	281,722
Wienerberger AG*	3,495	42,618
		324,340
Commercial Services & Supplies 0.4%
Babcock International Group PLC (a)	16,506	146,340
Daiseki Co., Ltd.	3,900	80,722
EnerNOC, Inc.* (a)	2,600	81,744
Schawk, Inc.	2,900	43,355
Serco Group PLC	13,767	119,924
Stericycle, Inc.* (a)	11,500	754,170
World Color Press, Inc.*	178	1,985
		1,228,240
Construction & Engineering 0.3%
Aecom Technology Corp.*	4,300	99,158
Bouygues SA	7,347	281,412
Chicago Bridge & Iron Co. NV (NY Registered Shares)* (a)	4,600	86,526
Shui On Construction & Materials Ltd.	50,000	54,798
Vinci SA	6,847	281,946
		803,840
Electrical Equipment 1.3%
AMETEK, Inc.	31,700	1,272,755
Emerson Electric Co.	20,016	874,499
Nidec Corp.	1,700	142,382
	Shares	Value ($)

Prysmian SpA	31,188	448,034
Roper Industries, Inc. (a)	18,700	1,046,452
		3,784,122
Industrial Conglomerates 0.3%
Siemens AG (Registered)	9,337	835,539
Machinery 1.4%
Alfa Laval AB	11,615	150,028
Austal Ltd.	40,516	74,237
Dover Corp.	21,486	897,900
FANUC Ltd.	5,194	582,715
Joy Global, Inc.	2,000	100,180
Komatsu Ltd.	28,897	522,171
MAN SE	5,435	448,073
Navistar International Corp.*	9,000	442,800
Parker Hannifin Corp.	12,800	709,888
Rational AG	700	108,108
Rotork PLC	4,206	79,491
		4,115,591
Marine 0.3%
A P Moller-Maersk AS "B"	86	674,301
Mitsui O.S.K Lines Ltd.	26,180	172,772
		847,073
Professional Services 0.2%
Brunel International NV	2,130	60,369
FTI Consulting, Inc.* (a)	3,400	148,206
Michael Page International PLC	17,577	97,021
SGS SA (Registered)	229	308,320
		613,916
Road & Rail 0.3%
Norfolk Southern Corp.	17,600	933,680
Northgate PLC*	16,286	41,904
		975,584
Trading Companies & Distributors 0.2%
MISUMI Group, Inc.	6,400	117,962
Mitsubishi Corp.	20,529	427,780
PT AKR Corporindo Tbk	703,000	81,609
		627,351
Transportation Infrastructure 0.1%
Atlantia SpA	8,493	150,569
Koninklijke Vopak NV	3,327	122,097
		272,666
Information Technology 8.8%
Communications Equipment 1.5%
Brocade Communications Systems, Inc.*	83,510	430,912
Cisco Systems, Inc.*	112,070	2,388,212
Harris Corp.	2,200	91,630
QUALCOMM, Inc.	47,830	1,570,737
		4,481,491
Computers & Peripherals 2.3%
Apple, Inc.*	13,300	3,345,349
EMC Corp.*	66,730	1,221,159
Hewlett-Packard Co.	46,227	2,000,705
Lexmark International, Inc. "A"* (a)	1,700	56,151
		6,623,364
Electronic Equipment, Instruments & Components 0.2%
Itron, Inc.* (a)	2,600	160,732
Kingboard Chemical Holdings Ltd.	28,500	121,996
Nan Ya Printed Circuit Board Corp.	14,000	56,727
Venture Corp., Ltd.	20,000	126,879
		466,334
	Shares	Value ($)

Internet Software & Services 0.6%
Akamai Technologies, Inc.*	7,100	288,047
Google, Inc. "A"*	2,665	1,185,792
Internet Initiative Japan, Inc.	36	105,840
Kakaku.com, Inc.	18	74,408
Meetic	1,991	50,585
NIC, Inc. (a)	9,500	60,895
United Internet AG (Registered)	7,100	78,070
		1,843,637
IT Services 1.1%
Accenture PLC "A"	12,010	464,187
Atos Origin SA*	3,524	140,750
Automatic Data Processing, Inc.	16,953	682,528
Cap Gemini SA	15,579	680,649
hiSoft Technology International Ltd. (ADR)*	5,600	58,240
iGATE Corp.	5,800	74,356
International Business Machines Corp.	6,240	770,515
Telvent GIT SA*	3,500	58,450
Visa, Inc. "A"	3,900	275,925
		3,205,600
Office Electronics 0.2%
Canon, Inc.	13,803	514,618
Semiconductors & Semiconductor Equipment 1.0%
ARM Holdings PLC	36,054	149,169
Broadcom Corp. "A"	50,040	1,649,819
FSI International, Inc.*	7,800	32,682
Intel Corp.	56,700	1,102,815
Lam Research Corp.*	1,800	68,508
		3,002,993
Software 1.9%
Check Point Software Technologies Ltd.* (a)	15,590	459,593
Concur Technologies, Inc.* (a)	15,800	674,344
Microsoft Corp.	68,150	1,568,132
Nintendo Co., Ltd.	2,161	629,491
Norkom Group PLC*	27,634	44,384
Oracle Corp.	71,000	1,523,660
Rovi Corp.*	2,100	79,611
Solera Holdings, Inc. (a)	9,200	333,040
TiVo, Inc.* (a)	6,100	45,018
VanceInfo Technologies, Inc. (ADR)* (a)	5,500	128,040
		5,485,313
Materials 3.7%
Chemicals 1.8%
Air Liquide SA	5,557	558,156
Air Products & Chemicals, Inc.	14,919	966,900
BASF SE	13,174	718,728
Celanese Corp. "A"	14,200	353,722
Linde AG	5,351	561,869
Praxair, Inc.	12,545	953,295
Shin-Etsu Chemical Co., Ltd.	9,427	438,566
The Mosaic Co.	16,600	647,068
		5,198,304
Construction Materials 0.4%
CRH PLC	9,649	201,961
HeidelbergCement AG	9,567	455,681
Holcim Ltd. (Registered)	7,507	502,497
Martin Marietta Materials, Inc.	900	76,329
		1,236,468
	Shares	Value ($)

Containers & Packaging 0.6%
FP Corp.	1,300	67,605
Owens-Illinois, Inc.*	22,700	600,415
Sonoco Products Co.	34,392	1,048,268
		1,716,288
Metals & Mining 0.8%
BHP Billiton Ltd.	18,558	577,151
Cliffs Natural Resources, Inc.	1,670	78,757
Freeport-McMoRan Copper & Gold, Inc.	12,100	715,473
Kinross Gold Corp.	35,142	600,577
North American Palladium Ltd.*	10,600	32,966
Northam Platinum Ltd.	9,938	58,382
Randgold Resources Ltd. (ADR) (a)	1,100	104,225
Steel Dynamics, Inc.	16,800	221,592
Vista Gold Corp.*	8,300	14,110
		2,403,233
Paper & Forest Products 0.1%
Schweitzer-Mauduit International, Inc.	2,900	146,305
Telecommunication Services 2.6%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	61,210	1,480,670
BCE, Inc.	28,104	822,604
Belgacom	2,584	81,344
CenturyLink, Inc.	42,731	1,423,370
Singapore Telecommunications Ltd.	31,000	66,961
Verizon Communications, Inc.	37,237	1,043,381
		4,918,330
Wireless Telecommunication Services 0.9%
American Tower Corp. "A"* (a)	16,500	734,250
NTT DoCoMo, Inc.	206	311,519
Vodafone Group PLC	317,782	658,515
Vodafone Group PLC (ADR) (a)	46,990	971,283
		2,675,567
Utilities 2.5%
Electric Utilities 2.0%
Allegheny Energy, Inc. (a)	32,959	681,592
American Electric Power Co., Inc.	24,687	797,390
Duke Energy Corp.	35,616	569,856
E.ON AG	11,526	310,277
Entergy Corp.	11,757	842,036
Exelon Corp.	10,252	389,269
FirstEnergy Corp.	21,963	773,757
Fortum Oyj	35,306	777,233
Southern Co.	22,055	733,990
		5,875,400
Multi-Utilities 0.5%
PG&E Corp.	33,397	1,372,617
RWE AG	2,265	147,634
		1,520,251
Total Common Stocks (Cost $147,450,444)		153,203,573

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	0
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	24,700	0
	Shares	Value ($)

Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	202	234
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	3,400	1,528
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	170	0
Total Warrants (Cost $30,284)		1,762
		Principal Amout ($) (b)	Value ($)

Corporate Bonds 6.2%
Consumer Discretionary 0.7%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		35,000	33,687
8.75%, 6/1/2019		35,000	35,175
American Achievement Corp., 144A, 8.25%, 4/1/2012		15,000	14,888
Ameristar Casinos, Inc., 9.25%, 6/1/2014		25,000	26,187
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		35,000	32,900
8.0%, 3/15/2014		15,000	14,813
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		25,000	6,000
Carrols Corp., 9.0%, 1/15/2013		15,000	14,925
CBS Corp., 7.875%, 7/30/2030		162,000	187,565
DirecTV Holdings LLC, 6.35%, 3/15/2040		51,000	54,612
Discovery Communications LLC, 5.05%, 6/1/2020		500,000	519,734
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	40,000
7.125%, 2/1/2016		35,000	35,087
Dollarama Group Holdings LP, 7.287%***, 8/15/2012 (c)		24,000	24,240
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		25,000	94
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		10,000	10,875
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		30,000	29,550
Hertz Corp., 8.875%, 1/1/2014		55,000	55,687
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		17,000	15,300
Norcraft Holdings LP, 9.75%, 9/1/2012		36,000	34,065
Penske Automotive Group, Inc., 7.75%, 12/15/2016		50,000	47,000
Sabre Holdings Corp., 8.35%, 3/15/2016		25,000	23,875
TCI Communications, Inc., 8.75%, 8/1/2015		135,000	166,141
Time Warner Cable, Inc., 8.25%, 2/14/2014		50,000	59,102
Time Warner, Inc.:
5.875%, 11/15/2016		147,000	165,714
6.2%, 3/15/2040		175,000	184,584
7.625%, 4/15/2031		175,000	210,520
		Principal Amout ($) (b)	Value ($)

Travelport LLC:
5.163%***, 9/1/2014		20,000	18,700
9.875%, 9/1/2014		5,000	5,013
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		5,000	6
United Components, Inc., 9.375%, 6/15/2013		5,000	5,025
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		39,915	16,665
WMG Acquisition Corp., 9.5%, 6/15/2016		20,000	21,300
Young Broadcasting, Inc., 8.75%, 1/15/2014**		130,000	78
			2,109,107
Consumer Staples 0.6%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		500,000	606,881
CVS Caremark Corp.:
6.125%, 9/15/2039		275,000	293,957
6.25%, 6/1/2027		300,000	327,317
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		15,000	13,763
Kraft Foods, Inc., 5.375%, 2/10/2020		500,000	535,775
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		108,750	92,981
SUPERVALU, Inc., 8.0%, 5/1/2016		10,000	9,900
			1,880,574
Energy 0.8%
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		55,000	58,644
Belden & Blake Corp., 8.75%, 7/15/2012		130,000	121,225
Bristow Group, Inc., 7.5%, 9/15/2017		30,000	28,650
Chaparral Energy, Inc., 8.5%, 12/1/2015		40,000	37,200
Chesapeake Energy Corp., 6.25%, 1/15/2018		10,000	10,100
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	257,225
El Paso Corp., 7.25%, 6/1/2018		20,000	20,054
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	229,507
Frontier Oil Corp., 6.625%, 10/1/2011		20,000	20,075
Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		50,000	51,526
7.3%, 8/15/2033		360,000	393,710
Linn Energy LLC, 11.75%, 5/15/2017		35,000	39,725
Newfield Exploration Co., 7.125%, 5/15/2018		40,000	39,600
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	225,866
OPTI Canada, Inc.:
7.875%, 12/15/2014		35,000	30,450
8.25%, 12/15/2014		15,000	13,050
Petrohawk Energy Corp., 7.875%, 6/1/2015		15,000	15,037
Plains All American Pipeline LP, 8.75%, 5/1/2019		600,000	716,191
Plains Exploration & Production Co., 7.0%, 3/15/2017		15,000	14,325
		Principal Amout ($) (b)	Value ($)

Regency Energy Partners LP, 8.375%, 12/15/2013		31,000	31,930
Stone Energy Corp., 6.75%, 12/15/2014		25,000	21,250
			2,375,340
Financials 2.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		60,000	51,000
American Express Co., 7.0%, 3/19/2018		390,000	449,823
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		36,400	21,112
Bank of America Corp., 7.625%, 6/1/2019		410,000	469,658
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		15,000	2,700
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	30,675
Citigroup, Inc.:
6.125%, 5/15/2018		350,000	365,289
8.5%, 5/22/2019		174,000	207,430
Covidien International Finance SA, 4.2%, 6/15/2020		395,000	404,255
Fifth Third Bancorp., 5.45%, 1/15/2017		429,000	439,138
Ford Motor Credit Co., LLC, 9.875%, 8/10/2011		60,000	63,134
General Electric Capital Corp., Series A, 5.25%, 10/19/2012		550,000	587,890
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		150,000	128,154
iPayment, Inc., 9.75%, 5/15/2014		25,000	22,750
Jefferies Group, Inc., 6.875%, 4/15/2021		100,000	100,259
KeyBank NA, 5.7%, 11/1/2017		250,000	262,273
Lincoln National Corp., 8.75%, 7/1/2019		190,000	232,862
MetLife, Inc.:
6.75%, 6/1/2016		113,000	127,842
7.717%, 2/15/2019		250,000	297,555
Morgan Stanley, Series F, 6.625%, 4/1/2018		225,000	235,830
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		95,000	19,000
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		100,000	91,750
PNC Bank NA, 6.875%, 4/1/2018		300,000	338,938
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		100,000	106,348
6.2%, 1/15/2015		100,000	110,053
7.375%, 6/15/2019		30,000	34,739
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		4,000	4,165
Sprint Capital Corp.,
7.625%, 1/30/2011		20,000	20,350
Telecom Italia Capital SA, 5.25%, 11/15/2013		200,000	206,579
		Principal Amout ($) (b)	Value ($)

The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		400,000	419,007
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		75,000	6
UCI Holdco, Inc., 8.537%***, 12/15/2013 (PIK)		40,147	38,943
Wind Acquisition Finance SA, 144A, 11.0%, 12/1/2015	EUR	55,000	67,257
			5,956,764
Health Care 0.7%
Community Health Systems, Inc., 8.875%, 7/15/2015		120,000	123,750
Express Scripts, Inc.:
6.25%, 6/15/2014		250,000	283,054
7.25%, 6/15/2019		320,000	386,808
HCA, Inc.:
8.5%, 4/15/2019		10,000	10,600
9.125%, 11/15/2014		35,000	36,619
9.25%, 11/15/2016		130,000	137,800
9.625%, 11/15/2016 (PIK)		42,000	44,940
IASIS Healthcare LLC, 8.75%, 6/15/2014		30,000	29,850
Medco Health Solutions, Inc., 7.125%, 3/15/2018		425,000	507,734
Quest Diagnostics, Inc., 6.95%, 7/1/2037		255,000	291,307
The Cooper Companies, Inc., 7.125%, 2/15/2015		45,000	45,112
Valeant Pharmaceuticals International, 8.375%, 6/15/2016		15,000	16,950
			1,914,524
Industrials 0.3%
Actuant Corp., 6.875%, 6/15/2017		20,000	19,500
ARAMARK Corp., 8.5%, 2/1/2015		10,000	10,100
BE Aerospace, Inc., 8.5%, 7/1/2018		50,000	52,500
Belden, Inc., 7.0%, 3/15/2017		25,000	24,156
Cenveo Corp., 144A, 10.5%, 8/15/2016		10,000	10,175
Congoleum Corp., 8.625%, 8/1/2008**		190,000	43,225
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,375
CSX Corp.:
6.15%, 5/1/2037		150,000	164,023
6.25%, 3/15/2018		190,000	218,156
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		20,000	19,800
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		25,000	23,375
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/2014		20,000	20,350
Mobile Mini, Inc., 9.75%, 8/1/2014		25,000	25,563
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		35,000	33,600
Owens Corning, Inc., 9.0%, 6/15/2019		10,000	11,824
Titan International, Inc., 8.0%, 1/15/2012		85,000	88,400
TransDigm, Inc., 7.75%, 7/15/2014		15,000	15,038
		Principal Amout ($) (b)	Value ($)

United Rentals North America, Inc.:
7.0%, 2/15/2014		15,000	14,100
10.875%, 6/15/2016		35,000	37,537
			841,797
Information Technology 0.0%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		30,000	19,800
MasTec, Inc., 7.625%, 2/1/2017		35,000	34,037
SunGard Data Systems, Inc., 10.25%, 8/15/2015		70,000	72,275
Vangent, Inc., 9.625%, 2/15/2015		15,000	14,344
			140,456
Materials 0.4%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		15,000	12,750
CPG International I, Inc., 10.5%, 7/1/2013		50,000	49,750
Crown Americas LLC, 144A, 7.625%, 5/15/2017		10,000	10,350
Domtar Corp., 10.75%, 6/1/2017		20,000	24,000
Dow Chemical Co., 8.55%, 5/15/2019		400,000	489,645
Exopack Holding Corp., 11.25%, 2/1/2014		80,000	81,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		209,283	177,891
10.0%, 3/31/2015		206,080	175,168
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		15,000	15,300
Graphic Packaging International, Inc., 9.5%, 6/15/2017		30,000	31,350
Hexcel Corp., 6.75%, 2/1/2015		95,000	93,100
Innophos, Inc., 8.875%, 8/15/2014		10,000	10,300
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		15,000	12,900
NewMarket Corp., 7.125%, 12/15/2016		65,000	63,050
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	10,425
Radnor Holdings Corp., 11.0%, 3/15/2010**		40,000	4
Silgan Holdings, Inc., 7.25%, 8/15/2016		20,000	20,500
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		41,865	24,072
			1,301,555
Telecommunication Services 0.3%
AT&T Mobility LLC, 6.5%, 12/15/2011		275,000	295,681
Cricket Communications, Inc.:
9.375%, 11/1/2014		40,000	40,600
10.0%, 7/15/2015		50,000	52,250
ERC Ireland Preferred Equity Ltd., 144A, 7.683%***, 2/15/2017 (PIK)	EUR	104,304	15,356
Intelsat Corp.:
9.25%, 8/15/2014		10,000	10,225
9.25%, 6/15/2016		110,000	115,500
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		60,000	60,975
iPCS, Inc., 2.469%***, 5/1/2013		10,000	9,350
		Principal Amout ($) (b)	Value ($)

MetroPCS Wireless, Inc., 9.25%, 11/1/2014		35,000	36,050
Millicom International Cellular SA, 10.0%, 12/1/2013		80,000	82,400
Telesat Canada, 11.0%, 11/1/2015		70,000	75,600
Windstream Corp.:
7.0%, 3/15/2019		25,000	23,062
8.625%, 8/1/2016		10,000	10,075
			827,124
Utilities 0.3%
AES Corp.:
8.0%, 10/15/2017		35,000	35,350
8.0%, 6/1/2020		30,000	30,150
144A, 8.75%, 5/15/2013		72,000	73,080
DTE Energy Co., 7.625%, 5/15/2014		81,000	94,662
Energy Future Holdings Corp., 10.875%, 11/1/2017		15,000	11,100
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		234,000	231,520
Kinder Morgan, Inc., 6.5%, 9/1/2012		15,000	15,488
Mirant North America LLC, 7.375%, 12/31/2013		20,000	20,450
NRG Energy, Inc.:
7.375%, 2/1/2016		50,000	49,750
7.375%, 1/15/2017		60,000	59,400
NV Energy, Inc.:
6.75%, 8/15/2017		25,000	25,185
8.625%, 3/15/2014		8,000	8,220
Sempra Energy, 6.5%, 6/1/2016		135,000	154,912
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		25,000	16,500
			825,767
Total Corporate Bonds (Cost $17,652,229)			18,173,008

Asset-Backed 0.3%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		379,000	403,460
Credit Card Receivables 0.2%
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.45%***, 5/16/2016		500,000	505,110
Total Asset-Backed (Cost $885,529)			908,570

Mortgage-Backed Securities Pass-Throughs 6.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		42,794	46,431
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2020 until 9/1/2038 (d)		3,266,703	3,434,726
4.547%***, 8/1/2037		275,317	288,500
5.0%, 5/1/2036		3,804,961	4,033,110
5.5%, with various maturities from 4/1/2035 until 4/1/2038 (d)		2,259,566	2,430,975
		Principal Amout ($) (b)	Value ($)

6.0%, with various maturities from 1/1/2024 until 8/1/2037 (d)		4,421,807	4,808,527
6.5%, with various maturities from 5/1/2017 until 1/1/2038		69,578	75,934
8.0%, 9/1/2015		83,825	91,231
Government National Mortgage Association:
4.5%, 5/1/2039 (d)		750,000	781,230
5.0%, 5/1/2038 (d)		750,000	798,867
5.5%, 6/1/2036 (d)		750,000	810,352
Total Mortgage-Backed Securities Pass-Throughs (Cost $16,866,513)			17,599,883

Commercial Mortgage-Backed Securities 1.4%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.935%***, 2/10/2051		750,000	782,949
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/11/2050		862,000	871,808
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030		87,584	87,584
"A4", Series 2006-C1, 5.156%, 2/15/2031		1,250,000	1,300,311
"A3", Series 2006-C7, 5.347%, 11/15/2038		700,000	722,297
"A4", Series 2007-C6, 5.858%, 7/15/2040		300,000	297,613
Total Commercial Mortgage-Backed Securities (Cost $3,768,718)			4,062,562

Collateralized Mortgage Obligations 0.2%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.896%***, 2/25/2048		684,516	687,037
Federal Home Loan Mortgage Corp., "H", Series 2278, 6.5%, 1/15/2031		5,499	6,054
Total Collateralized Mortgage Obligations (Cost $691,367)			693,091

Government & Agency Obligations 12.0%
Sovereign Bonds 2.5%
Federal Republic of Germany, 2.25%, 4/15/2013	EUR	213,722	279,218
Government of Canada, 4.0%, 12/1/2031	CAD	444,234	616,135
Government of France:
1.0%, 7/25/2017	EUR	242,631	304,080
2.25%, 7/25/2020	EUR	507,420	676,840
3.15%, 7/25/2032	EUR	529,141	847,306
Government of Japan, Series 9, 1.1%, 9/10/2016	JPY	41,622,000	461,342
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	2,650,000	458,375
		Principal Amout ($) (b)	Value ($)

Republic of Italy, 2.1%, 9/15/2017	EUR	293,231	355,626
Republic of Poland, 6.375%, 7/15/2019		100,000	110,622
State of Qatar, 144A, 6.4%, 1/20/2040		100,000	106,250
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	248,405	403,060
1.875%, 11/22/2022	GBP	389,884	658,982
2.0%, 1/26/2035	GBP	225,000	533,133
2.5%, 8/16/2013	GBP	120,000	496,261
2.5%, 7/26/2016	GBP	112,000	517,225
2.5%, 4/16/2020	GBP	96,000	448,893
			7,273,348
US Treasury Obligations 9.5%
US Treasury Bills:
0.11%****, 9/16/2010 (e)		24,000	23,992
0.22%****, 9/16/2010 (e)		4,155,000	4,153,621
US Treasury Bonds:
4.75%, 2/15/2037		2,000,000	2,296,250
5.375%, 2/15/2031		3,000,000	3,690,936
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		721,723	800,605
3.625%, 4/15/2028		539,128	697,708
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		184,924	198,143
2.0%, 1/15/2016		414,336	446,997
2.375%, 1/15/2017		729,668	805,542
2.5%, 7/15/2016		460,424	512,365
3.375%, 1/15/2012		814,835	859,014
US Treasury Notes:
1.75%, 1/31/2014		5,000,000	5,080,470
3.125%, 5/15/2019		500,000	510,429
4.5%, 11/15/2015 (a)		6,750,000	7,663,356
			27,739,428
Total Government & Agency Obligations (Cost $33,587,962)			35,012,776

Loan Participations and Assignments 0.1%
Senior Loans***
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.347%, 3/26/2014		22,462	18,225
Letter of Credit, 2.533%, 3/26/2014		1,336	1,084
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		35,083	32,094
Term Loan C2, 2.813%, 5/6/2013		10,759	9,842
IASIS Healthcare LLC, Term Loan, 5.588%, 6/13/2014 (PIK)		88,808	80,038
Sabre, Inc., Term Loan B, 2.347%, 9/30/2014		22,817	20,331
Sbarro, Inc., Term Loan, 4.847%, 1/31/2014		15,000	13,387
Total Loan Participations and Assignments (Cost $190,210)			175,001

		Principal Amout ($) (b)	Value ($)

Municipal Bonds and Notes 0.1%
Illinois, State General Obligation, 4.421%, 1/1/2015 (f) (Cost $130,000)		130,000	130,585

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (g)		218,000	178,876
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	31,200
Total Preferred Securities (Cost $245,629)			210,076
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	1,969
	Shares	Value ($)

Exchange-Traded Funds 10.3%
iShares Barclays Aggregate Bond Fund	131,967	14,153,461
	Shares	Value ($)

iShares MSCI Japan Index Fund	136,067	1,251,816
iShares Russell 2000 Value Index Fund	99,817	5,693,562
Vanguard Emerging Markets	236,859	8,998,274
Total Exchange-Traded Funds (Cost $26,056,664)		30,097,113

Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 0.27% (h) (i) (Cost $18,178,248)	18,178,248	18,178,248

Cash Equivalents 12.3%
Central Cash Management Fund, 0.21% (h) (Cost $35,705,378)	35,705,378	35,705,378
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $301,441,175)+	107.8	314,153,595
Other Assets and Liabilities, Net	(7.8)	(22,829,573)
Net Assets	100.0	291,324,022

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Buffalo Thunder Development Authority	9.375%	12/15/2014	15,000	USD	15,000	2,700
CanWest MediaWorks LP	9.25%	8/1/2015	25,000	USD	25,000	6,000
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	43,225
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	25,000	USD	25,000	94
New ASAT (Finance) Ltd.	9.25%	2/1/2011	95,000	USD	83,256	19,000
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	25,775	4
Tropicana Entertainment LLC	9.625%	12/15/2014	75,000	USD	55,245	6
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	5,000	USD	4,788	6
Young Broadcasting, Inc.	8.75%	1/15/2014	130,000	USD	111,175	78
					535,395	71,113

*** These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $307,599,914. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $6,553,681. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,867,963 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,314,282.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $17,745,582, which is 6.1% of net assets.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 8/15/2012.

(d) When-issued or delayed delivery security included.

(e) At June 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Taxable issue.

(g) Date shown is call date; not a maturity date for the perpetual preferred securities.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

FDIC: Federal Deposit Insurance Corp.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	9/15/2010	3	270,055	4,438
10 Year Japanese Government Bond	JPY	9/9/2010	23	36,850,987	275,426
10 Year US Treasury Note	USD	9/21/2010	63	7,720,453	84,883
CAC 40 Index	EUR	7/16/2010	49	2,062,434	(121,742)
Federal Republic of Germany Euro-Schatz	EUR	9/8/2010	56	7,500,569	589
FTSE 100 Index	GBP	9/17/2010	45	3,281,381	(212,915)
FTSE MIB Index	EUR	9/17/2010	5	591,431	(30,556)
IBEX 35 Index	EUR	7/16/2010	15	1,688,083	(73,771)
NASDAQ 1000 E-Mini Index	USD	9/17/2010	36	1,251,360	(78,201)
TOPIX Index	JPY	9/10/2010	18	1,707,063	(42,244)
United Kingdom Long Gilt Bond	GBP	9/28/2010	27	4,883,244	95,606
Total net unrealized depreciation					(98,487)

At June 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/21/2010	69	8,026,180	(187,136)
10 Year US Treasury Note	USD	9/21/2010	3	367,641	(5,959)
2 Year US Treasury Note	USD	9/30/2010	101	22,101,641	(68,061)
AEX Index	EUR	7/16/2010	10	774,064	41,716
ASX SPI 200 Index	AUD	9/16/2010	19	1,704,081	97,511
DAX Index	EUR	9/17/2010	1	182,250	6,295
DJ Euro Stoxx 50 Index	EUR	9/17/2010	83	2,606,431	133,772
Federal Republic of Germany Euro-Bund	EUR	9/8/2010	217	34,334,721	(136,536)
Hang Seng Index	HKD	7/29/2010	15	1,933,921	56,126
Russell 2000 Mini Index	USD	9/17/2010	7	425,460	29,804
S&P 500 E-Mini Index	USD	9/17/2010	30	1,539,900	89,254
S&P TSX 60 Index	CAD	9/16/2010	13	1,609,995	54,919
Total net unrealized appreciation					111,705

As of June 30, 2010, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	67,700	USD	82,984	7/27/2010	186	Citigroup, Inc.
EUR	13,099,000	USD	16,136,396	8/18/2010	114,280	UBS AG
GBP	6,938,000	USD	10,396,281	8/18/2010	30,530	Royal Bank of Scotland PLC
Total unrealized appreciation					144,996
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	603,258	NOK	3,926,000	8/18/2010	(1,492)	Royal Bank of Scotland PLC
USD	3,697,866	AUD	4,295,000	8/18/2010	(103,417)	Royal Bank of Scotland PLC
USD	1,294,005	NZD	1,842,000	8/18/2010	(35,077)	Royal Bank of Scotland PLC
USD	5,082,294	CAD	5,305,000	8/18/2010	(100,465)	UBS AG
USD	2,927,563	SEK	22,751,000	8/18/2010	(9,825)	UBS AG
CHF	944,000	USD	856,624	8/18/2010	(19,935)	Royal Bank of Scotland PLC
JPY	523,801,000	USD	5,866,618	8/18/2010	(62,425)	UBS AG
Total unrealized depreciation					(332,636)
Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (j) Consumer Discretionary	$ 11,961,382	$ 4,521,987	$ 0	$ 16,483,369
Consumer Staples	11,721,278	3,443,774	—	15,165,052
Energy	14,107,427	3,205,864	—	17,313,291
Financials	10,896,277	2,623,203	0	13,519,480
Health Care	17,094,135	1,298,923	—	18,393,058
Industrials	14,070,236	6,945,825	—	21,016,061
Information Technology	22,851,312	2,773,566	—	25,624,878
Materials	6,560,002	4,140,596	0	10,700,598
Telecommunication Services	6,475,558	1,118,339	—	7,593,897
Utilities	6,160,507	1,235,144	—	7,395,651
Fixed Income Investments (j) Corporate Bonds	—	17,819,949	353,059	18,173,008
Asset Backed	—	908,570	—	908,570
Mortgage-Backed Securities Pass-Throughs	—	17,599,883	—	17,599,883
Commercial Mortgage-Backed Securities	—	4,062,562	—	4,062,562
Collateralized Mortgage Obligations	—	693,091	—	693,091
Government & Agency Obligations	—	30,835,163	—	30,835,163
Loan Participations and Assignments	—	175,001	—	175,001
Municipal Bonds and Notes	—	130,585	—	130,585
Preferred Securities	—	210,076	—	210,076
Other Investments	—	—	1,969	1,969
Exchange-Traded Funds	30,097,113	—	—	30,097,113
Short-Term Investments (j)	53,883,626	4,177,613	—	58,061,239
Derivatives (k)	13,218	144,996	—	158,214
Total	$ 205,892,071	$ 108,064,710	$ 355,028	$ 314,311,809
Liabilities
Derivatives (k)	$ —	$ (332,636)	$ —	$ (322,636)
Total	$ —	$ (332,636)	$ —	$ (332,636)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks and/or Other Equity Investments			Corporate Bonds	Other Investments	Total
	Consumer Discretionary	Financials	Materials
Balance as of December 31, 2009	$ 0	$ 278,682	$ 0	$ 383,110	$ —	$ 661,792
Realized gains (loss)	(8,344)	107,337	—	—	—	98,993
Change in unrealized appreciation (depreciation)	8,344	(37,614)	—	20,075	(31)	(9,226)
Amortization premium/discount	—	—	—	694	—	694
Net purchases (sales)	0	(348,405)	—	—	2,000	(346,405)
Transfers into Level 3	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	(50,820) (l)	—	(50,820)
Balance as of June 30, 2010	$ 0	$ 0	$ 0	$ 353,059	$ 1,969	$ 355,028
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ —	$ (989)	$ —	$ 20,075	$ (31)	$ 19,055

Transfers between price levels are recognized at the beginning of the reporting period.

(l) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $247,557,549) — including $17,745,582 of securities loaned	$ 260,269,969
Investment in Daily Assets Fund Institutional (cost $18,178,248)*	18,178,248
Investment in Central Cash Management Fund (cost $35,705,378)	35,705,378
Total investments, at value (cost $301,441,175)	314,153,595
Cash	100,181
Foreign currency, at value (cost $271,550)	271,131
Receivable for investments sold	2,960,207
Receivable for when-issued and delayed delivery securities sold	7,162,415
Receivable for Portfolio shares sold	15,682
Dividends receivable	238,411
Interest receivable	714,347
Unrealized appreciation on open forward foreign currency exchange contracts	144,996
Foreign taxes recoverable	53,674
Other assets	3,135
Total assets	325,817,774
Liabilities
Payable upon return of securities loaned	18,178,248
Payable for investments purchased	1,854,969
Payable for when-issued and delayed delivery securities purchased	13,737,604
Payable for Portfolio shares redeemed	84,524
Payable for daily variation margin on open futures contracts	23,686
Unrealized depreciation on open forward foreign currency exchange contracts	332,636
Accrued management fee	101,987
Other accrued expenses and payables	180,098
Total liabilities	34,493,752
Net assets, at value	$ 291,324,022
Net Assets Consist of
Undistributed net investment income	2,460,660
Net unrealized appreciation (depreciation) on: Investments	12,712,420
Futures	13,218
Foreign currency	(189,243)
Accumulated net realized gain (loss)	(63,251,869)
Paid-in capital	339,578,836
Net assets, at value	$ 291,324,022
Class A Net Asset Value, offering and redemption price per share ($291,324,022 ÷ 15,085,753 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 19.31

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $74,082)	$ 2,099,142
Interest	1,769,144
Income distributions — Central Cash Management Fund	31,776
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,122
Total Income	3,929,184
Expenses: Management fee	567,671
Administration fee	155,559
Custodian fee	109,044
Services to shareholders	2,200
Professional fees	52,461
Trustees' fees and expenses	6,264
Reports to shareholders	34,185
Other	53,804
Total expenses	981,188
Net investment income (loss)	2,947,996
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,032,446
Futures	(1,067,557)
Foreign currency	607,753
10,572,642
Change in net unrealized appreciation (depreciation) on: Investments	(21,929,455)
Futures	263,370
Foreign currency	(405,051)
(22,071,136)
Net gain (loss)	(11,498,494)
Net increase (decrease) in net assets resulting from operations	$ (8,550,498)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 2,947,996	$ 7,279,172
Net realized gain (loss)	10,572,642	(21,287,397)
Change in net unrealized appreciation (depreciation)	(22,071,136)	77,797,202
Net increase (decrease) in net assets resulting from operations	(8,550,498)	63,788,977
Distributions to shareholders from: Net investment income: Class A	(9,827,154)	(11,680,702)
Total distributions	(9,827,154)	(11,680,702)
Portfolio share transactions: Class A Proceeds from shares sold	2,912,456	6,740,726
Shares issued to shareholders in reinvestment of distributions	9,827,154	11,680,702
Cost of shares redeemed	(22,106,900)	(58,626,337)
Shares converted*	—	39,887
Net increase (decrease) in net assets from Class A share transactions	(9,367,290)	(40,165,022)
Class B Cost of shares redeemed	—	(307)
Shares converted*	—	(39,887)
Net increase (decrease) in net assets from Class B share transactions	—	(40,194)
Increase (decrease) in net assets	(27,744,942)	11,903,059
Net assets at beginning of period	319,068,964	307,165,905
Net assets at end of period (including undistributed net investment income of $2,460,660 and $9,339,818, respectively)	$ 291,324,022	$ 319,068,964
Other Information
Class A Shares outstanding at beginning of period	15,551,177	17,697,143
Shares sold	140,973	369,933
Shares issued to shareholders in reinvestment of distributions	467,070	740,222
Shares redeemed	(1,073,467)	(3,258,791)
Shares converted*	—	2,670
Net increase (decrease) in Class A shares	(465,424)	(2,145,966)
Shares outstanding at end of period	15,085,753	15,551,177
Class B Shares outstanding at beginning of period	—	2,694
Shares redeemed	—	(19)
Shares converted*	—	(2,675)
Net increase (decrease) in Class B shares	—	(2,694)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 17.35	$ 24.81	$ 24.46	$ 22.75	$ 22.37
Income (loss) from investment operations: Net investment income[b]	.19	.44	.61	.74	.69[d]	.59
Net realized and unrealized gain (loss)	(.74)	3.43	(7.20)	.42	1.60	.34
Total from investment operations	(.55)	3.87	(6.59)	1.16	2.29	.93
Less distributions from: Net investment income	(.66)	(.70)	(.87)	(.81)	(.58)	(.55)
Net asset value, end of period	$ 19.31	$ 20.52	$ 17.35	$ 24.81	$ 24.46	$ 22.75
Total Return (%)	(2.95)**	23.43	(27.33)[c]	4.84[c]	10.24[c,d]	4.30[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	291	319	307	528	600	653
Ratio of expenses before expense reductions (%)	.63*	.60	.64	.52	.55	.55
Ratio of expenses after expense reductions (%)	.63*	.60	.62	.51	.51	.53
Ratio of net investment income (%)	1.90*	2.40	2.83	3.00	2.99[d]	2.66
Portfolio turnover rate (%)	135**	207	263	199	108	122

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.75% and 1.02% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any portfolio that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown during the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Blue Chip VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,337	$11,659	$7,529	$10,024	$9,076
	Average annual total return	-6.63%	16.59%	-9.03%	.05%	-.97%
Russell 1000 Index	Growth of $10,000	$9,360	$11,524	$7,403	$9,725	$8,842
	Average annual total return	-6.40%	15.24%	-9.54%	-.56%	-1.22%
DWS Blue Chip VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,335	$11,635	$7,485	$9,894	$13,307
	Average annual total return	-6.65%	16.35%	-9.20%	-.21%	3.64%
Russell 1000 Index	Growth of $10,000	$9,360	$11,524	$7,403	$9,725	$12,660
	Average annual total return	-6.40%	15.24%	-9.54%	-.56%	2.99%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 933.70	$ 933.50
Expenses Paid per $1,000*	$ 3.69	$ 4.07
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.98	$ 1,020.58
Expenses Paid per $1,000*	$ 3.86	$ 4.26

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.77%	.85%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	99%	99%
Cash Equivalents*	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Information Technology	19%	19%
Financials	16%	11%
Health Care	15%	14%
Industrials	11%	13%
Energy	10%	9%
Consumer Staples	10%	11%
Consumer Discretionary	9%	12%
Materials	5%	5%
Telecommunication Services	3%	4%
Utilities	2%	2%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Portfolio invests in futures contracts.

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 48.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 8.7%
Auto Components 0.1%
Cooper Tire & Rubber Co.	5,200	101,400
Diversified Consumer Services 0.2%
DeVry, Inc.	2,800	146,972
Hotels Restaurants & Leisure 1.1%
Starbucks Corp.	45,800	1,112,940
Household Durables 1.4%
Garmin Ltd. (a)	14,100	411,438
Leggett & Platt, Inc.	8,400	168,504
Whirlpool Corp.	9,000	790,380
		1,370,322
Internet & Catalog Retail 0.3%
Liberty Media Corp. — Interactive "A"*	31,000	325,500
Media 2.1%
Comcast Corp. "A" (a)	56,800	986,616
Focus Media Holding Ltd. (ADR)*	4,600	71,438
Liberty Media-Starz "A"*	600	31,104
Time Warner, Inc.	28,433	821,998
Washington Post Co. "B"	200	82,096
		1,993,252
Multiline Retail 0.9%
Dillard's, Inc. "A" (a)	15,000	322,500
Macy's, Inc.	23,500	420,650
Sears Holdings Corp.* (a)	1,900	122,835
		865,985
Specialty Retail 2.5%
Aaron's, Inc.	2,900	49,503
Advance Auto Parts, Inc.	7,100	356,278
AnnTaylor Stores Corp.*	6,700	109,009
Barnes & Noble, Inc. (a)	12,200	157,380
Limited Brands, Inc.	16,300	359,741
Lowe's Companies, Inc.	12,500	255,250
OfficeMax, Inc.*	8,300	108,398
Rent-A-Center, Inc.*	4,600	93,196
Ross Stores, Inc.	9,000	479,610
Signet Jewelers Ltd.*	1,300	35,750
TJX Companies, Inc.	8,300	348,185
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,500	35,490
		2,387,790
Textiles, Apparel & Luxury Goods 0.1%
Wolverine World Wide, Inc.	2,700	68,094
Consumer Staples 9.6%
Beverages 0.6%
Dr. Pepper Snapple Group, Inc.	8,600	321,554
Fomento Economico Mexicano SAB de CV (ADR)	5,000	215,750
		537,304
Food & Staples Retailing 2.0%
Kroger Co.	14,100	277,629
Wal-Mart Stores, Inc.	27,800	1,336,346
Whole Foods Market, Inc.*	9,000	324,180
		1,938,155
	Shares	Value ($)

Food Products 4.2%
Archer-Daniels-Midland Co.	22,100	570,622
Campbell Soup Co. (a)	12,300	440,709
Corn Products International, Inc.	4,300	130,290
Del Monte Foods Co.	18,300	263,337
Fresh Del Monte Produce, Inc.*	7,100	143,704
Hormel Foods Corp.	3,100	125,488
Sanderson Farms, Inc.	1,900	96,406
Smithfield Foods, Inc.* (a)	6,400	95,360
The Hershey Co.	16,700	800,431
Tyson Foods, Inc. "A"	80,200	1,314,478
Unilever PLC (ADR)	2,900	77,517
		4,058,342
Household Products 1.7%
Colgate-Palmolive Co.	10,200	803,352
Kimberly-Clark Corp.	4,000	242,520
Procter & Gamble Co. (a)	9,900	593,802
		1,639,674
Personal Products 0.6%
Herbalife Ltd.	9,500	437,475
Medifast, Inc.*	3,900	101,049
		538,524
Tobacco 0.5%
Lorillard, Inc.	6,500	467,870
Reynolds American, Inc.	1,300	67,756
		535,626
Energy 10.5%
Energy Equipment & Services 2.8%
Complete Production Services, Inc.*	8,600	122,980
National-Oilwell Varco, Inc.	3,200	105,824
Noble Corp.*	14,300	442,013
Oil States International, Inc.*	14,900	589,742
Patterson-UTI Energy, Inc.	19,900	256,113
Rowan Companies, Inc.*	14,200	311,548
Transocean Ltd.*	17,900	829,307
		2,657,527
Oil, Gas & Consumable Fuels 7.7%
Anadarko Petroleum Corp.	4,200	151,578
Chevron Corp.	42,200	2,863,692
Cimarex Energy Co. (a)	15,200	1,088,016
ConocoPhillips	37,400	1,835,966
Marathon Oil Corp.	18,800	584,492
Murphy Oil Corp.	19,400	961,270
		7,485,014
Financials 16.3%
Capital Markets 0.7%
Morgan Stanley	22,400	519,904
The Goldman Sachs Group, Inc.	1,400	183,778
		703,682
Commercial Banks 3.1%
Barclays PLC (ADR)	3,200	50,848
CIT Group, Inc.*	9,100	308,126
Comerica, Inc.	4,200	154,686
Fifth Third Bancorp.	68,300	839,407
Huntington Bancshares, Inc.	64,500	357,330
M&T Bank Corp.	1,700	144,415
Marshall & Ilsley Corp.	18,400	132,112
	Shares	Value ($)

PNC Financial Services Group, Inc.	10,300	581,950
SunTrust Banks, Inc.	4,000	93,200
Webster Financial Corp.	4,200	75,348
Wells Fargo & Co.	9,200	235,520
		2,972,942
Consumer Finance 2.0%
AmeriCredit Corp.* (a)	6,800	123,896
Capital One Financial Corp. (a)	29,200	1,176,760
Discover Financial Services	47,900	669,642
		1,970,298
Diversified Financial Services 4.1%
Bank of America Corp.	105,500	1,516,035
Citigroup, Inc.* (a)	155,700	585,432
JPMorgan Chase & Co.	48,200	1,764,602
PHH Corp.*	6,500	123,760
		3,989,829
Insurance 6.1%
ACE Ltd.	23,500	1,209,780
Allied World Assurance Co. Holdings Ltd.	5,600	254,128
Arch Capital Group Ltd.*	3,400	253,300
Aspen Insurance Holdings Ltd.	2,300	56,902
Assurant, Inc.	8,300	288,010
Axis Capital Holdings Ltd.	2,500	74,300
Berkshire Hathaway, Inc. "A"*	2	240,000
Berkshire Hathaway, Inc. "B"* (a)	14,440	1,150,723
Chubb Corp.	10,500	525,105
Old Republic International Corp. (a)	16,700	202,571
Platinum Underwriters Holdings Ltd.	2,900	105,241
RenaissanceRe Holdings Ltd.	1,900	106,913
The Travelers Companies, Inc.	27,600	1,359,300
XL Capital PLC	5,500	88,055
		5,914,328
Real Estate Management & Development 0.1%
Brookfield Asset Management, Inc. "A"	2,600	58,812
Thrifts & Mortgage Finance 0.2%
Radian Group, Inc. (a)	19,700	142,628
Health Care 15.1%
Biotechnology 0.4%
Amgen, Inc.*	6,500	341,900
Cephalon, Inc.*	800	45,400
		387,300
Health Care Equipment & Supplies 0.1%
Hospira, Inc.*	1,000	57,450
Health Care Providers & Services 8.8%
Aetna, Inc.	31,600	833,608
Amedisys, Inc.* (a)	4,300	189,071
AmerisourceBergen Corp.	37,200	1,181,100
Cardinal Health, Inc.	39,700	1,334,317
Coventry Health Care, Inc.*	34,000	601,120
Health Net, Inc.*	7,200	175,464
Humana, Inc.*	22,700	1,036,709
McKesson Corp.	12,400	832,784
UnitedHealth Group, Inc.	55,600	1,579,040
WellPoint, Inc.*	16,200	792,666
		8,555,879
Life Sciences Tools & Services 0.3%
Life Technologies Corp.*	5,800	274,050
Pharmaceuticals 5.5%
Allergan, Inc.	3,800	221,388
Eli Lilly & Co. (a)	20,500	686,750
	Shares	Value ($)

Endo Pharmaceuticals Holdings, Inc.*	9,100	198,562
Forest Laboratories, Inc.*	32,800	899,704
Impax Laboratories, Inc.*	5,100	97,206
Johnson & Johnson	39,300	2,321,058
Medicis Pharmaceutical Corp. "A"	2,600	56,888
Novartis AG (ADR)	5,000	241,600
Par Pharmaceutical Companies, Inc.*	4,600	119,416
Perrigo Co.	8,000	472,560
		5,315,132
Industrials 10.5%
Aerospace & Defense 3.1%
Honeywell International, Inc.	8,600	335,658
ITT Corp.	2,700	121,284
L-3 Communications Holdings, Inc.	3,600	255,024
Northrop Grumman Corp.	21,600	1,175,904
Raytheon Co.	23,100	1,117,809
		3,005,679
Air Freight & Logistics 1.3%
Atlas Air Worldwide Holdings, Inc.*	700	33,250
United Parcel Service, Inc. "B"	21,100	1,200,379
		1,233,629
Airlines 0.4%
Alaska Air Group, Inc.*	5,800	260,710
Southwest Airlines Co.	8,800	97,768
		358,478
Building Products 0.2%
Owens Corning, Inc.*	4,900	146,559
Commercial Services & Supplies 0.5%
Cintas	3,200	76,704
R.R. Donnelley & Sons Co.	26,000	425,620
		502,324
Construction & Engineering 0.6%
EMCOR Group, Inc.*	11,800	273,406
Shaw Group, Inc.*	7,400	253,228
		526,634
Electrical Equipment 0.1%
Rockwell Automation, Inc.	2,800	137,452
Industrial Conglomerates 2.0%
3M Co.	21,400	1,690,386
Tyco International Ltd.	8,000	281,840
		1,972,226
Machinery 1.2%
Cummins, Inc.	2,500	162,825
Ingersoll-Rand PLC	3,500	120,715
Oshkosh Corp.*	16,900	526,604
Parker Hannifin Corp.	4,100	227,386
Trinity Industries, Inc. (a)	7,800	138,216
		1,175,746
Professional Services 0.3%
Manpower, Inc.	7,200	310,896
Road & Rail 0.8%
Ryder System, Inc.	20,200	812,646
Information Technology 18.9%
Communications Equipment 0.5%
Arris Group, Inc.*	5,700	58,083
Cisco Systems, Inc.*	7,800	166,218
Harris Corp.	2,500	104,125
Tellabs, Inc.	17,100	109,269
		437,695
	Shares	Value ($)

Computers & Peripherals 4.6%
Apple, Inc.*	6,200	1,559,486
Dell, Inc.*	68,900	830,934
Lexmark International, Inc. "A"*	11,600	383,148
SanDisk Corp.*	6,000	252,420
Seagate Technology* (a)	23,500	306,440
Western Digital Corp.*	36,800	1,109,888
		4,442,316
Electronic Equipment, Instruments & Components 4.5%
Anixter International, Inc.*	2,400	102,240
Arrow Electronics, Inc.*	23,800	531,930
Avnet, Inc.*	29,200	704,012
Corning, Inc.	29,100	469,965
Flextronics International Ltd.*	83,500	467,600
Ingram Micro, Inc. "A"*	25,900	393,421
Jabil Circuit, Inc.	48,500	645,050
Tech Data Corp.*	12,100	431,002
Tyco Electronics Ltd.	17,600	446,688
Vishay Intertechnology, Inc.*	17,300	133,902
		4,325,810
Internet Software & Services 2.1%
AOL, Inc.*	9,100	189,189
Baidu, Inc. (ADR)*	6,300	428,904
Google, Inc. "A"*	2,700	1,201,365
IAC/InterActiveCorp.*	11,400	250,458
		2,069,916
IT Services 3.9%
Computer Sciences Corp.	29,500	1,334,875
International Business Machines Corp.	19,300	2,383,164
		3,718,039
Semiconductors & Semiconductor Equipment 0.8%
Intel Corp.	13,700	266,465
Micron Technology, Inc.*	29,900	253,851
Texas Instruments, Inc.	9,000	209,520
TriQuint Semiconductor, Inc.*	12,700	77,597
		807,433
Software 2.5%
Activision Blizzard, Inc.	7,400	77,626
Check Point Software Technologies Ltd.*	3,000	88,440
Microsoft Corp.	99,100	2,280,291
		2,446,357
Materials 4.6%
Chemicals 2.7%
Ashland, Inc.	15,700	728,794
CF Industries Holdings, Inc.	6,700	425,115
Cytec Industries, Inc.	6,700	267,933
Huntsman Corp.	16,600	143,922
Lubrizol Corp.	12,200	979,782
W.R. Grace & Co.*	2,700	56,808
		2,602,354
Metals & Mining 0.9%
Eldorado Gold Corp.	13,100	235,276
Freeport-McMoRan Copper & Gold, Inc.	5,400	319,302
	Shares	Value ($)

IAMGOLD Corp.	9,000	159,120
Walter Energy, Inc.	2,900	176,465
		890,163
Paper & Forest Products 1.0%
International Paper Co.	36,300	821,469
MeadWestvaco Corp.	7,000	155,400
		976,869
Telecommunication Services 3.1%
Diversified Telecommunication Services 3.1%
AT&T, Inc.	65,400	1,582,026
Verizon Communications, Inc.	48,500	1,358,970
		2,940,996
Wireless Telecommunication Services 0.0%
MetroPCS Communications, Inc.*	5,000	40,950
Utilities 2.2%
Electric Utilities 0.8%
Edison International	13,400	425,048
Exelon Corp.	1,700	64,549
Korea Electric Power Corp. (ADR)*	7,800	100,464
Progress Energy, Inc.	6,200	243,164
		833,225
Independent Power Producers & Energy Traders 0.9%
Constellation Energy Group, Inc.	12,400	399,900
NRG Energy, Inc.*	21,008	445,580
		845,480
Multi-Utilities 0.5%
Ameren Corp.	3,900	92,703
DTE Energy Co.	6,200	282,782
NiSource, Inc.	8,800	127,600
		503,085
Total Common Stocks (Cost $94,245,326)		96,167,708
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
US Treasury Obligation
US Treasury Bill, 0.22%**, 9/16/2010 (b) (Cost $72,966)	73,000	72,976
	Shares	Value ($)

Securities Lending Collateral 7.4%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $7,189,000)	7,189,000	7,189,000

Cash Equivalents 0.5%
Central Cash Management Fund, 0.21% (c) (Cost $443,568)	443,568	443,568
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,950,860)+	107.5	103,873,252
Other Assets and Liabilities, Net	(7.5)	(7,235,768)
Net Assets	100.0	96,637,484

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $103,358,275. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $514,977. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,974,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,459,686.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $6,919,447, which is 7.2% of net assets.

(b) At June 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

At June 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	9/17/2010	7	359,310	(23,906)
Currency Abbreviation
USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$ 96,167,708	$ —	$ —	$ 96,167,708
Short-Term Investments (e)	7,632,568	72,976	—	7,705,544
Total	$ 103,800,276	$ 72,976	$ —	$ 103,873,252
Liabilities
Derivatives (f)	$ (23,906)	$ —	$ —	$ (23,906)
Total	$ (23,906)	$ —	$ —	$ (23,906)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $94,318,292) — including $6,919,447 of securities loaned	$ 96,240,684
Investment in Daily Assets Fund Institutional (cost $7,189,000)*	7,189,000
Investment in Central Cash Management Fund (cost $443,568)	443,568
Total investments, at value (cost $101,950,860)	103,873,252
Foreign currency, at value (cost $2,166)	2,086
Receivable for Portfolio shares sold	69,180
Dividends receivable	52,310
Interest receivable	5,255
Other assets	687
Total assets	104,002,770
Liabilities
Payable upon return of securities loaned	7,189,000
Payable for Portfolio shares redeemed	62,221
Payable for daily variation margin on open futures contracts	5,214
Accrued management fee	43,329
Other accrued expenses and payables	65,522
Total liabilities	7,365,286
Net assets, at value	$ 96,637,484
Net Assets Consist of
Undistributed net investment income	596,389
Net unrealized appreciation (depreciation) on: Investments	1,922,392
Futures	(23,906)
Foreign currency	(99)
Accumulated net realized gain (loss)	(55,438,091)
Paid-in capital	149,580,799
Net assets, at value	$ 96,637,484
Class A Net Asset Value, offering and redemption price per share ($96,490,890 ÷ 11,034,422 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.74
Class B Net Asset Value, offering and redemption price per share ($146,594 ÷ 16,672 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.79

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $80)	$ 1,043,364
Interest	185
Income distributions — Central Cash Management Fund	951
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	53,767
Total Income	1,098,267
Expenses: Management fee	297,080
Administration fee	54,015
Custodian fee	8,680
Distribution service fee (Class B)	44
Services to shareholders	1,473
Legal fees	4,533
Audit and tax fees	24,073
Trustees' fees and expenses	3,874
Reports to shareholders	17,701
Other	6,052
Total expenses	417,525
Net investment income (loss)	680,742
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,883,142
Futures	14,726
5,897,868
Change in net unrealized appreciation (depreciation) on: Investments	(13,188,192)
Futures	(31,419)
Foreign currency	(56)
(13,219,667)
Net gain (loss)	(7,321,799)
Net increase (decrease) in net assets resulting from operations	$ (6,641,057)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 680,742	$ 1,559,434
Net realized gain (loss)	5,897,868	(19,218,958)
Change in net unrealized appreciation (depreciation)	(13,219,667)	46,824,414
Net increase (decrease) in net assets resulting from operations	(6,641,057)	29,164,890
Distributions to shareholders from: Net investment income: Class A	(1,575,913)	(2,044,479)
Class B	(1,920)	(2,260)
Total distributions	(1,577,833)	(2,046,739)
Portfolio share transactions: Class A Proceeds from shares sold	2,149,119	5,027,733
Reinvestment of distributions	1,575,913	2,044,479
Cost of shares redeemed	(9,905,680)	(29,505,512)
Net increase (decrease) in net assets from Class A share transactions	(6,180,648)	(22,433,300)
Class B Proceeds from shares sold	987	267
Reinvestment of distributions	1,920	2,260
Cost of shares redeemed	(8,353)	(12,442)
Net increase (decrease) in net assets from Class B share transactions	(5,446)	(9,915)
Increase (decrease) in net assets	(14,404,984)	4,674,936
Net assets at beginning of period	111,042,468	106,367,532
Net assets at end of period (including undistributed net investment income of $596,389 and $1,493,480, respectively)	$ 96,637,484	$ 111,042,468
Other Information
Class A Shares outstanding at beginning of period	11,688,302	14,644,836
Shares sold	224,711	630,574
Shares issued to shareholders in reinvestment of distributions	153,448	313,090
Shares redeemed	(1,032,039)	(3,900,198)
Net increase (decrease) in Class A shares	(653,880)	(2,956,534)
Shares outstanding at end of period	11,034,422	11,688,302
Class B Shares outstanding at beginning of period	17,241	18,379
Shares sold	105	34
Shares issued to shareholders in reinvestment of distributions	186	344
Shares redeemed	(860)	(1,516)
Net increase (decrease) in Class B shares	(569)	(1,138)
Shares outstanding at end of period	16,672	17,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.49	$ 7.25	$ 14.65	$ 16.17	$ 14.88	$ 13.65
Income (loss) from investment operations: Net investment income[b]	.06	.12	.12	.17	.17[d]	.14
Net realized and unrealized gain (loss)	(.67)	2.27	(4.97)	.36	2.07	1.22
Total from investment operations	(.61)	2.39	(4.85)	.53	2.24	1.36
Less distributions from: Net investment income	(.14)	(.15)	(.21)	(.18)	(.14)	(.13)
Net realized gains	—	—	(2.34)	(1.87)	(.81)	—
Total distributions	(.14)	(.15)	(2.55)	(2.05)	(.95)	(.13)
Net asset value, end of period	$ 8.74	$ 9.49	$ 7.25	$ 14.65	$ 16.17	$ 14.88
Total Return (%)	(6.63)**	33.97	(38.49)[c]	3.50	15.65[d]	10.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	111	106	242	314	294
Ratio of expenses before expense reductions (%)	.77*	.75	.76	.71	.71	.70
Ratio of expenses after expense reductions (%)	.77*	.75	.76	.71	.71	.70
Ratio of net investment income (%)	1.26*	1.54	1.12	1.13	1.12[d]	1.00
Portfolio turnover rate (%)	70**	82	127	275	226	288

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

* Annualized ** Not annualized

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.51	$ 7.26	$ 14.61	$ 16.12	$ 14.83	$ 13.60
Income (loss) from investment operations: Net investment income[b]	.06	.10	.04	.11	.11[d]	.09
Net realized and unrealized gain (loss)	(.67)	2.27	(4.89)	.36	2.07	1.22
Total from investment operations	(.61)	2.37	(4.85)	.47	2.18	1.31
Less distributions from: Net investment income	(.11)	(.12)	(.16)	(.11)	(.08)	(.08)
Net realized gains	—	—	(2.34)	(1.87)	(.81)	—
Total distributions	(.11)	(.12)	(2.50)	(1.98)	(.89)	(.08)
Net asset value, end of period	$ 8.79	$ 9.51	$ 7.26	$ 14.61	$ 16.12	$ 14.83
Total Return (%)	(6.65)**	33.46	(38.48)[c]	3.15	15.19[d]	9.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.15	.16	.13	11	46	44
Ratio of expenses before expense reductions (%)	.85*	1.02	1.22	1.09	1.09	1.09
Ratio of expenses after expense reductions (%)	.85*	1.02	1.21	1.09	1.09	1.09
Ratio of net investment income (%)	1.19*	1.27	.67	.75	.74[d]	.61
Portfolio turnover rate (%)	70**	82	127	275	226	288

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

* Annualized ** Not annualized

Performance Summary June 30, 2010

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 0.59% for Class A shares, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

Portfolio returns shown during each period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Bond Index

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Core Fixed Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,530	$11,046	$9,446	$9,896	$13,622
	Average annual total return	5.30%	10.46%	-1.88%	-.21%	3.14%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,533	$10,950	$12,439	$13,094	$18,714
	Average annual total return	5.33%	9.50%	7.55%	5.54%	6.47%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,053.00
Expenses Paid per $1,000*	$ 3.82
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,021.08
Expenses Paid per $1,000*	$ 3.76

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Core Fixed Income VIP	.75%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (As a % of Net Assets)	6/30/10	12/31/09

Government & Agency Obligations	28%	19%
Mortgage-Backed Securities Pass-Throughs	23%	39%
Corporate Bonds	20%	22%
Cash Equivalents and Other Assets and Liabilities, net	15%	5%
Municipal Bonds and Notes	6%	6%
Commercial Mortgage-Backed Securities	5%	4%
Collateralized Mortgage Obligations	2%	4%
Asset-Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/10	12/31/09

US Government and Agencies	47%	50%
AAA*	24%	23%
AA	5%	5%
A	9%	10%
BBB	14%	11%
Not Rated	1%	1%
	100%	100%

* Includes cash equivalents.

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/10	12/31/09

Under 1 year	4%	5%
1-4.99 years	53%	40%
5-9.99 years	28%	47%
10-14.99 years	2%	2%
15 years or greater	13%	6%
	100%	100%

Asset allocation, quality and effective maturity are subject to change.

Effective maturity is the weighted average of the bonds held by the Portfolio taking into consideration any maturity shortening features.

Weighted average effective maturity: 6.0 years and 6.8 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk. Credit quality ratings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 62.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 19.9%
Consumer Discretionary 2.0%
CBS Corp., 7.875%, 7/30/2030	250,000	289,453
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	180,000	253,760
DirecTV Holdings LLC, 6.35%, 3/15/2040	312,000	334,096
Discovery Communications LLC, 5.05%, 6/1/2020	500,000	519,734
Time Warner Cable, Inc., 6.75%, 7/1/2018	47,000	53,950
Time Warner, Inc.:
6.2%, 3/15/2040	250,000	263,691
7.625%, 4/15/2031	250,000	300,744
		2,015,428
Consumer Staples 1.8%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	400,000	485,505
CVS Caremark Corp., 6.125%, 9/15/2039	425,000	454,298
Kraft Foods, Inc., 5.375%, 2/10/2020	825,000	884,029
		1,823,832
Energy 2.5%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	330,000	424,422
Enterprise Products Operating LLC, 4.6%, 8/1/2012	500,000	522,938
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	300,000	309,153
ONEOK Partners LP, 6.15%, 10/1/2016	321,000	360,712
Plains All American Pipeline LP, 8.75%, 5/1/2019	750,000	895,238
		2,512,463
Financials 9.3%
American Express Co., 7.0%, 3/19/2018	500,000	576,697
Bank of America Corp.:
5.65%, 5/1/2018	865,000	886,462
6.5%, 8/1/2016	80,000	86,578
Citigroup, Inc., 8.5%, 5/22/2019	568,000	677,126
Covidien International Finance SA, 4.2%, 6/15/2020	600,000	614,058
Fifth Third Bancorp., 5.45%, 1/15/2017	390,000	399,217
General Electric Capital Corp., 5.625%, 5/1/2018	600,000	637,628
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	270,000	230,678
Jefferies Group, Inc., 6.875%, 4/15/2021	300,000	300,778
JPMorgan Chase & Co., 5.125%, 9/15/2014	1,000,000	1,067,130
KeyBank NA, 5.7%, 11/1/2017	300,000	314,727
Lincoln National Corp., 8.75%, 7/1/2019	350,000	428,956
MetLife, Inc., 7.717%, 2/15/2019	395,000	470,137
Morgan Stanley, Series F, 6.0%, 4/28/2015	490,000	512,087
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	200,000	277,334
	Principal Amount ($)	Value ($)

PNC Funding Corp., 5.25%, 11/15/2015	450,000	479,057
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	130,000	138,253
6.2%, 1/15/2015	90,000	99,048
7.375%, 6/15/2019	50,000	57,898
Telecom Italia Capital SA, 5.25%, 11/15/2013	445,000	459,639
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020	550,000	567,123
		9,280,611
Health Care 1.7%
Express Scripts, Inc.:
6.25%, 6/15/2014	205,000	232,104
7.25%, 6/15/2019	405,000	489,554
Medco Health Solutions, Inc., 7.125%, 3/15/2018	500,000	597,334
Quest Diagnostics, Inc., 6.95%, 7/1/2037	300,000	342,714
		1,661,706
Industrials 0.7%
CSX Corp.:
6.15%, 5/1/2037	250,000	273,372
6.25%, 3/15/2018	380,000	436,312
		709,684
Materials 1.1%
ArcelorMittal, 6.125%, 6/1/2018	500,000	522,941
Dow Chemical Co., 8.55%, 5/15/2019	500,000	612,056
		1,134,997
Utilities 0.8%
DTE Energy Co., 7.625%, 5/15/2014	148,000	172,962
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	292,000	288,905
Sempra Energy, 6.5%, 6/1/2016	290,000	332,774
		794,641
Total Corporate Bonds (Cost $18,449,889)		19,933,362

Mortgage-Backed Securities Pass-Throughs 23.3%
Federal Home Loan Mortgage Corp.:
4.5%, 9/1/2020	1,210,128	1,285,130
6.0%, with various maturities from 12/1/2034 until 3/1/2038	872,275	952,346
Federal National Mortgage Association:
4.5%, with various maturities from 8/1/2033 until 9/1/2038 (a)	4,273,677	4,451,401
4.547%*, 8/1/2037	334,265	350,271
5.0%, with various maturities from 8/1/2033 until 2/1/2038	1,671,307	1,772,468
5.079%*, 9/1/2038	295,275	314,206
5.5%, with various maturities from 1/1/2026 until 9/1/2036 (a)	4,394,688	4,732,197
6.0%, with various maturities from 4/1/2024 until 9/1/2035 (a)	4,609,263	5,012,938
6.5%, with various maturities from 3/1/2017 until 4/1/2037	1,209,632	1,329,002
8.0%, 9/1/2015	15,099	16,433
	Principal Amount ($)	Value ($)

Government National Mortgage Association:
4.5%, 4/1/2039 (a)	1,000,000	1,041,641
5.0%, 4/1/2038 (a)	1,000,000	1,065,156
5.5%, 5/1/2036 (a)	1,000,000	1,080,469
Total Mortgage-Backed Securities Pass-Throughs (Cost $22,332,698)		23,403,658

Asset-Backed 1.2%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.45%*, 5/16/2016 (Cost $1,215,844)	1,200,000	1,212,263

Commercial Mortgage-Backed Securities 5.4%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	325,000	335,848
"A4", Series 2007-4, 5.744%*, 2/10/2051	750,000	782,949
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/11/2050	1,923,000	1,944,880
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038	400,000	412,741
"A4", Series 2007-C6, 5.858%, 7/15/2040	1,000,000	992,045
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.02%*, 6/12/2050	900,000	950,260
Total Commercial Mortgage-Backed Securities (Cost $4,957,556)		5,418,723

Collateralized Mortgage Obligations 1.7%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.896%*, 2/25/2048	825,824	828,865
Federal National Mortgage Association, "QD", Series 2005-29, 5.0%, 8/25/2033	435,000	474,456
MASTR Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	347,845	358,085
Total Collateralized Mortgage Obligations (Cost $1,612,231)		1,661,406

Government & Agency Obligations 27.9%
US Treasury Obligations
US Treasury Bill, 0.22%**, 9/16/2010 (b)	50,000	49,983
US Treasury Bonds:
4.75%, 2/15/2037	2,500,000	2,870,313
5.375%, 2/15/2031	3,500,000	4,306,092
	Principal Amount ($)	Value ($)

US Treasury Notes:
1.75%, 1/31/2014 (c)	15,000,000	15,241,410
3.625%, 2/15/2020	3,000,000	3,169,686
4.875%, 5/31/2011	2,300,000	2,394,606
Total Government & Agency Obligations (Cost $27,123,426)		28,032,090

Municipal Bonds and Notes 5.8%
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	500,000	521,355
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033 (d)	420,000	425,229
Illinois, State General Obligation, 4.421%, 1/1/2015 (e)	150,000	150,675
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	790,000	783,632
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015	825,000	887,205
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (d) (e)	755,000	772,335
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	250,000	282,555
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014 (d)	585,000	679,940
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036 (d)	395,000	454,582
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022 (d)	865,000	879,990
Total Municipal Bonds and Notes (Cost $5,558,093)		5,837,498
	Shares	Value ($)

Securities Lending Collateral 12.4%
Daily Assets Fund Institutional, 0.27% (f) (g) (Cost $12,487,750)	12,487,750	12,487,750

Cash Equivalents 23.5%
Central Cash Management Fund, 0.21% (f) (Cost $23,620,433)	23,620,433	23,620,433
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $117,357,920)+	121.1	121,607,183
Other Assets and Liabilities, Net	(21.1)	(21,175,943)
Net Assets	100.0	100,431,240

* These securities are shown at their current rate as of June 30, 2010. Floating rate securities yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $117,446,545. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $4,160,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,272,710 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $112,072.

(a) Delayed delivery security included.

(b) At June 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for futures closed June 30, 2010.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $12,142,323, which is 12.1% of net assets.

(d) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.6
Assured Guaranty Corp.	0.9
Assured Guaranty Municipal Corp.	1.1

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(e) Taxable issue.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At June 30, 2010, open futures contracts sold were as follows:

Securities	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	USD	9/21/2010	32	3,921,500	(63,564)
Currency Abbreviations
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income (h)
Corporate Bonds	$ —	$ 19,933,362	$ —	$ 19,933,362
Mortgage-Backed Securities Pass-Throughs	—	23,403,658	—	23,403,658
Asset-Backed	—	1,212,263	—	1,212,263
Commercial Mortgage-Backed Securities	—	5,418,723	—	5,418,723
Collateralized Mortgage Obligations	—	1,661,406	—	1,661,406
Government & Agency Obligations	—	27,982,107	—	27,982,107
Municipal Bonds and Notes	—	5,837,498	—	5,837,498
Short-Term Investments (h)	36,108,183	49,983	—	36,158,166
Total	$ 36,108,183	$ 85,499,000	$ —	$ 121,607,183
Liabilities
Derivatives (h)	$ (63,564)	$ —	$ —	$ (63,564)
Total	$ (63,564)	$ —	$ —	$ (63,564)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $81,249,737) — including $12,142,323 of securities loaned	$ 85,499,000
Investment in Daily Assets Fund Institutional (cost $12,487,750)*	12,487,750
Investment in Central Cash Management Fund (cost $23,620,433)	23,620,433
Total investments, at value (cost $117,357,920)	121,607,183
Cash	10,014
Receivable for investments sold — delayed delivery securities	11,310,118
Receivable for Portfolio shares sold	14,185
Interest receivable	735,200
Other assets	486
Total assets	133,677,186
Liabilities
Payable upon return of securities loaned	12,487,750
Payable for investments purchased — delayed delivery securities	20,565,966
Payable for daily variation margin on open futures contracts	500
Payable for Portfolio shares redeemed	90,730
Accrued management fee	43,592
Other accrued expenses and payables	57,408
Total liabilities	33,245,946
Net assets, at value	$ 100,431,240
Net Assets Consist of
Undistributed net investment income	977,319
Net unrealized appreciation (depreciation) on: Investments	4,249,263
Futures	(63,564)
Accumulated net realized gain (loss)	(55,620,203)
Paid-in capital	150,888,425
Net assets, at value	$ 100,431,240
Class A Net Asset Value, offering and redemption price per share ($100,431,240 ÷ 11,614,885 outstanding shares of beneficial interest, no par value, 24,742,586 shares authorized)	$ 8.65

* Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Interest	$ 1,556,708
Income distributions — Central Cash Management Fund	19,048
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,370
Total Income	1,579,126
Expenses: Management fee	234,097
Administration fee	46,819
Services to shareholders	1,158
Distribution service fee (Class B)	14
Record keeping fees (Class B)	8
Trustees' fees and expenses	3,319
Reports to shareholders	18,095
Custodian fee	6,276
Legal fees	5,524
Audit & tax fees	24,073
Other	13,685
Total expenses before expense reductions	353,068
Expense reductions	(809)
Total expenses after expense reductions	352,259
Net investment income (loss)	1,226,867
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,010,373
Futures	(227,009)
2,783,364
Change in net unrealized appreciation (depreciation) on: Investments	982,908
Futures	(146,535)
836,373
Net gain (loss)	3,619,737
Net increase (decrease) in net assets resulting from operations	$ 4,846,604

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 1,226,867	$ 5,563,396
Net realized gain (loss)	2,783,364	(34,052,154)
Change in net unrealized appreciation (depreciation)	836,373	38,146,016
Net increase (decrease) in net assets resulting from operations	4,846,604	9,657,258
Distributions to shareholders from: Net investment income: Class A	(5,749,285)	(8,879,629)
Class B	—	(2,500,347)
Total distributions	(5,749,285)	(11,379,976)
Portfolio share transactions: Class A Proceeds from shares sold	12,600,278	10,272,493
Shares converted*	53,582	—
Reinvestment of distributions	5,749,285	8,879,629
Cost of shares redeemed	(10,719,032)	(33,814,458)
Net increase (decrease) in net assets from Class A share transactions	7,684,113	(14,662,336)
Class B Proceeds from shares sold	785	2,365,047
Shares converted*	(53,582)	—
Reinvestment of distributions	—	2,500,347
Cost of shares redeemed	(78)	(36,868,329)
Net increase (decrease) in net assets from Class B share transactions	(52,875)	(32,002,935)
Increase (decrease) in net assets	6,728,557	(48,387,989)
Net assets at beginning of period	93,702,683	142,090,672
Net assets at end of period (including undistributed net investment income of $977,319 and $5,499,737, respectively)	$ 100,431,240	$ 93,702,683
Other Information
Class A Shares outstanding at beginning of period	10,676,602	12,351,718
Shares sold	1,467,828	1,188,797
Shares converted*	5,994	—
Shares issued to shareholders in reinvestment of distributions	681,204	1,088,190
Shares redeemed	(1,216,743)	(3,952,103)
Net increase (decrease) in Class A shares	938,283	(1,675,116)
Shares outstanding at end of period	11,614,885	10,676,602
Class B Shares outstanding at beginning of period	5,948	3,628,194
Shares sold	89	275,459
Shares converted*	(6,028)	—
Shares issued to shareholders in reinvestment of distributions	(9)	305,666
Shares redeemed	—	(4,203,371)
Net increase (decrease) in Class B shares	(5,948)	(3,622,246)
Shares outstanding at end of period	—	5,948

* On February 5, 2010, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Date
Net asset value, beginning of period	$ 8.77	$ 8.90	$ 11.82	$ 11.86	$ 11.81	$ 12.07
Income (loss) from investment operations: Net investment income[b]	.11	.39	.57	.56	.53	.47
Net realized and unrealized gain (loss)	.34	.24	(2.72)	(.08)	(.05)	(.21)
Total from investment operations	.45	.63	(2.15)	.48	.48	.26
Less distributions from: Net investment income	(.57)	(.76)	(.77)	(.52)	(.43)	(.41)
Net realized gains	—	—	—	—	(.00)***	(.11)
Total distributions	(.57)	(.76)	(.77)	(.52)	(.43)	(.52)
Net asset value, end of period	$ 8.65	$ 8.77	$ 8.90	$ 11.82	$ 11.86	$ 11.81
Total Return (%)	5.30c**	7.72[d]	(19.33)[c]	4.17	4.26	2.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	94	110	186	277	252
Ratio of expenses before expense reductions (%)	.75*	.59	.70	.66	.68	.67
Ratio of expenses after expense reductions (%)	.75*	.59	.70	.66	.68	.67
Ratio of net investment income (%)	2.62*	4.50	5.36	4.78	4.56	3.96
Portfolio turnover rate (%)	168**	222	215	209	198	241

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Performance Summary June 30, 2010

DWS Diversified International Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 0.96% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

Portfolio returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP
[] DWS Diversified International Equity VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Diversified International Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,910	$10,900	$6,207	$9,997	$8,746
	Average annual total return	-10.90%	9.00%	-14.70%	-.01%	-1.33%
MSCI EAFE Index	Growth of $10,000	$8,677	$10,592	$6,499	$10,446	$10,164
	Average annual total return	-13.23%	5.92%	-13.38%	.88%	.16%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Diversified International Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 891.00
Expenses Paid per $1,000*	$ 4.97
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,019.54
Expenses Paid per $1,000*	$ 5.31

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	1.06%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Diversified International Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	87%	87%
Exchange-Traded Funds	10%	9%
Cash Equivalents*	2%	3%
Preferred Stocks	1%	1%
Government & Agency Obligations	0%	0%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Rights)	6/30/10	12/31/09

Telecommunication Services	17%	15%
Consumer Staples	13%	14%
Materials	11%	9%
Financials	10%	10%
Industrials	10%	9%
Health Care	9%	13%
Utilities	8%	9%
Energy	8%	6%
Consumer Discretionary	8%	9%
Information Technology	6%	6%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/10	12/31/09

Continental Europe	49%	53%
Japan	21%	16%
Emerging Markets	10%	9%
United Kingdom	7%	7%
Canada	5%	5%
Australia	4%	6%
Asia (excluding Japan)	4%	4%
Other	0%	0%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Portfolio invests in futures contracts.

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 74.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Diversified International Equity VIP

	Shares	Value ($)

Common Stocks 86.7%
Australia 4.0%
Arrow Energy Ltd.*	8,093	32,923
Asciano Group*	17,279	23,319
Australia & New Zealand Banking Group Ltd.	2,823	50,679
BHP Billiton Ltd.	11,607	360,976
Brambles Ltd.	13,105	59,746
Coca-Cola Amatil Ltd.	3,584	35,894
Cochlear Ltd.	862	53,696
Commonwealth Bank of Australia	1,574	63,795
Crown Ltd.	9,187	59,545
CSL Ltd.	9,735	265,505
Fairfax Media Ltd.	54,011	59,280
Foster's Group Ltd.	10,776	50,979
Leighton Holdings Ltd.	1,643	39,594
National Australia Bank Ltd.	2,600	50,222
Newcrest Mining Ltd.	1,579	46,439
Origin Energy Ltd.	8,027	100,285
Paladin Energy Ltd.*	7,326	21,887
Qantas Airways Ltd.*	18,444	33,859
QBE Insurance Group Ltd.	2,063	31,395
Rio Tinto Ltd.	900	49,846
Santos Ltd.	9,683	101,642
Sonic Healthcare Ltd.	5,537	48,231
TABCORP Holdings Ltd.	15,130	80,144
Tatts Group Ltd.	24,689	46,218
Telstra Corp., Ltd.	144,475	393,116
Toll Holdings Ltd.	7,945	36,280
Transurban Group (Units)	14,907	52,879
Wesfarmers Ltd.	5,593	133,908
Westfield Group (REIT) (Units)	3,912	39,817
Westpac Banking Corp.	2,569	45,367
Woodside Petroleum Ltd.	5,329	185,870
Woolworths Ltd.	6,442	146,037
WorleyParsons Ltd.	2,509	46,361
(Cost $2,350,602)		2,845,734
Austria 0.5%
Erste Group Bank AG	4,630	147,296
Immofinanz AG*	25,139	64,721
OMV AG	796	23,990
Raiffeisen International Bank-Holding AG*	1,267	48,288
Vienna Insurance Group	1,323	55,163
(Cost $302,427)		339,458
Belgium 1.4%
Ageas	27,095	60,515
Anheuser-Busch InBev NV	6,331	304,103
Belgacom SA	548	17,251
Compagnie Nationale a Portefeuille	907	38,502
Delhaize Group	1,198	86,744
Dexia SA*	9,616	33,499
Groupe Bruxelles Lambert SA	588	40,842
KBC Groep NV*	1,952	74,871
Mobistar SA	575	30,410
Solvay SA	2,248	191,951
Umicore	4,165	120,517
(Cost $867,783)		999,205
	Shares	Value ($)

Bermuda 0.1%
Seadrill Ltd. (Cost $63,651)	4,800	86,281
Canada 4.7%
Agnico-Eagle Mines Ltd.	700	42,465
Bank of Montreal	700	37,967
Bank of Nova Scotia	1,100	50,683
Barrick Gold Corp.	2,600	118,014
BCE, Inc.	7,000	204,237
Bombardier, Inc. "B"	8,400	38,191
Canadian Imperial Bank of Commerce	400	24,852
Canadian National Railway Co.	3,100	177,663
Canadian Natural Resources Ltd.	2,800	92,926
Canadian Pacific Railway Ltd.	1,200	64,320
Canadian Tire Corp., Ltd. "A"	1,000	49,927
Canadian Utilities Ltd. "A"	2,800	119,307
EnCana Corp.	1,500	45,428
Fortis, Inc.	5,800	148,085
George Weston Ltd.	800	54,716
Gildan Activewear, Inc.*	900	25,853
Goldcorp, Inc.	1,800	78,811
Imperial Oil Ltd.	2,100	76,500
Kinross Gold Corp.	2,300	39,322
Loblaw Companies Ltd.	2,100	76,165
Magna International, Inc. "A"	1,153	75,957
Manulife Financial Corp.	2,800	40,637
Metro, Inc. "A"	1,700	66,767
Potash Corp. of Saskatchewan, Inc.	700	60,298
Research In Motion Ltd.*	6,700	329,351
Rogers Communications, Inc. "B" (a)	5,000	163,355
Royal Bank of Canada	1,400	66,676
Saputo, Inc.	2,200	62,825
Shaw Communications, Inc. "B"	3,800	68,429
Shoppers Drug Mart Corp.	2,900	89,679
SNC-Lavalin Group, Inc.	1,200	48,032
Suncor Energy, Inc.	3,520	103,595
Teck Resources Ltd. "B"	1,900	56,185
Telus Corp.	1,700	61,513
Thomson Reuters Corp. (b)	5,100	182,528
Thomson Reuters Corp. (b)	1,158	41,491
Toronto-Dominion Bank	1,000	64,797
TransAlta Corp.	8,100	150,046
Viterra, Inc.*	4,900	32,634
(Cost $2,766,851)		3,330,227
Cyprus 0.1%
Bank of Cyprus Public Co., Ltd. (Cost $60,706)	9,587	38,419
Denmark 2.3%
A P Moller-Maersk AS "A"	10	76,137
A P Moller-Maersk AS "B"	25	196,017
Carlsberg AS "B"	5,888	447,649
Coloplast AS "B"	299	29,680
Danske Bank AS*	12,075	231,901
DSV AS	3,456	49,587
Novo Nordisk AS "B"	4,056	327,180
Topdanmark AS*	244	26,684
Tryg AS	621	32,650
Vestas Wind Systems AS*	3,931	163,404
	Shares	Value ($)

William Demant Holding AS*	427	31,182
(Cost $1,393,564)		1,612,071
Finland 2.8%
Fortum Oyj	22,604	497,609
Kone Oyj "B"	5,039	200,361
Metso Corp.	4,165	133,001
Nokia Oyj	31,258	255,230
Outokumpu Oyj	4,027	60,548
Pohjola Bank PLC "A"	5,199	52,927
Rautaruukki Oyj (a)	2,774	40,447
Sampo Oyj "A"	12,202	255,304
Stora Enso Oyj "R"	21,386	152,990
UPM-Kymmene Oyj	18,141	240,382
Wartsila Corp.	2,823	128,599
(Cost $1,830,471)		2,017,398
France 7.3%
Air Liquide SA	2,497	250,804
Alcatel-Lucent*	27,533	70,224
Atos Origin SA*	697	27,839
AXA SA	3,081	46,726
BNP Paribas	1,550	82,761
Bouygues SA	1,062	40,678
Cap Gemini	1,723	75,278
Carrefour SA	6,999	276,346
Casino Guichard-Perrachon SA	996	75,213
Compagnie de Saint-Gobain	1,739	64,209
Credit Agricole SA	3,149	32,234
DANONE SA	6,745	360,196
Dassault Systemes SA (a)	1,404	84,964
Electricite de France	964	36,634
Essilor International SA	3,351	199,520
France Telecom SA (a)	50,588	872,941
GDF Suez	6,014	170,152
Iliad SA	426	33,043
L'Oreal SA	2,731	266,862
Lafarge SA	1,526	82,515
LVMH Moet Hennessy Louis Vuitton SA	420	45,750
Pernod Ricard SA	2,576	199,271
Sanofi-Aventis	13,946	840,984
Schneider Electric SA	627	63,462
Societe Generale	1,595	64,883
Suez Environnement Co.	1,869	30,790
Technip SA	889	50,618
Total SA	10,370	461,511
Unibail-Rodamco SE (REIT)	265	43,009
Vallourec SA	385	65,735
Veolia Environnement	2,122	49,565
Vinci SA	1,171	48,219
Vivendi	3,089	62,493
(Cost $5,120,175)		5,175,429
Germany 5.2%
Allianz SE (Registered)	1,458	144,774
BASF SE	3,418	186,474
Bayer AG	2,784	155,333
Bayerische Motoren Werke (BMW) AG	1,555	75,213
Beiersdorf AG	4,260	234,178
Daimler AG (Registered)*	3,150	159,507
Deutsche Boerse AG	688	41,801
Deutsche Post AG (Registered)	3,555	51,569
Deutsche Telekom AG (Registered)	87,957	1,036,859
	Shares	Value ($)

E.ON AG	6,205	167,037
HeidelbergCement AG	833	39,676
Henkel AG & Co. KGaA	5,352	218,576
Infineon Technologies AG*	8,199	47,383
K+S AG	629	28,935
Linde AG	769	80,747
MAN SE	758	62,491
Merck KGaA	430	31,326
Metro AG	5,411	275,093
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	598	74,865
RWE AG	1,021	66,549
SAP AG	5,623	249,761
Siemens AG (Registered)	2,260	202,240
Suedzucker AG	3,769	67,590
ThyssenKrupp AG	1,086	26,678
(Cost $3,279,504)		3,724,655
Greece 0.3%
Alpha Bank AE*	10,851	53,036
EFG Eurobank Ergasias*	4,435	19,683
National Bank of Greece SA*	12,026	131,037
Piraeus Bank SA*	7,558	31,865
(Cost $422,714)		235,621
Hong Kong 2.2%
Cheung Kong (Holdings) Ltd.	7,000	80,795
Cheung Kong Infrastructure Holdings Ltd.	7,000	25,962
CLP Holdings Ltd.	19,500	141,185
Esprit Holdings Ltd.	18,495	99,975
Genting Singapore PLC*	168,000	139,134
Hang Seng Bank Ltd.	2,200	29,421
Hong Kong & China Gas Co., Ltd.	51,500	127,686
Hong Kong Exchanges & Clearing Ltd.	3,500	54,665
HongKong Electric Holdings Ltd.	17,500	104,158
Hutchison Whampoa Ltd.	37,000	227,964
Li & Fung Ltd.	32,000	143,656
MTR Corp., Ltd.	28,500	97,473
Noble Group Ltd.	29,363	35,456
NWS Holdings Ltd.	20,000	35,794
Shangri-La Asia Ltd.	24,000	44,717
Sun Hung Kai Properties Ltd.	6,000	81,654
Swire Pacific Ltd. "A"	5,500	62,319
Yue Yuen Industrial (Holdings) Ltd.	14,500	44,955
(Cost $1,244,609)		1,576,969
Ireland 0.7%
CRH PLC	20,956	438,625
Experian PLC	6,430	55,674
(Cost $412,570)		494,299
Italy 3.8%
A2A SpA	20,926	28,370
Assicurazioni Generali SpA	3,242	56,574
Atlantia SpA	5,502	97,543
Enel SpA	46,072	194,907
Eni SpA	20,641	378,909
Fiat SpA	12,889	132,651
Finmeccanica SpA	12,332	127,971
Intesa Sanpaolo	25,029	65,911
Luxottica Group SpA	2,649	63,823
Mediaset SpA	18,588	105,835
Prysmian SpA	6,905	99,194
Saipem SpA	2,103	63,912
	Shares	Value ($)

Snam Rete Gas SpA	16,640	66,152
Telecom Italia SpA	597,017	658,023
Telecom Italia SpA (RSP)	372,172	339,144
Terna — Rete Elettrica Nationale SpA	14,939	53,801
UBI Banca — Unione di Banche Italiane ScpA	3,919	33,720
UniCredit SpA	55,196	122,519
(Cost $2,868,141)		2,688,959
Japan 19.7%
AEON Co., Ltd.	11,300	119,934
Ajinomoto Co., Inc.	11,000	99,611
Alfresa Holdings Corp.	1,000	48,239
Asahi Breweries Ltd.	7,000	118,326
Asahi Glass Co., Ltd.	8,000	74,643
Asahi Kasei Corp.	14,000	73,272
Astellas Pharma, Inc.	5,900	197,311
Canon, Inc.	6,200	231,155
Central Japan Railway Co.	5	41,177
Chubu Electric Power Co., Inc.	8,600	213,226
Chugai Pharmaceutical Co., Ltd.	3,700	65,339
Chugoku Electric Power Co., Inc.	3,500	72,216
Cosmo Oil Co., Ltd.	50,000	120,197
Dai-ichi Life Insurance Co., Ltd.	62	85,265
Daiichi Sankyo Co., Ltd.	9,500	169,894
Daikin Industries Ltd.	1,100	33,572
Daiwa House Industry Co., Ltd.	3,000	27,026
Daiwa Securities Group, Inc.	10,000	42,067
Denso Corp.	1,100	30,413
East Japan Railway Co.	926	61,727
Eisai Co., Ltd.	3,700	122,403
Electric Power Development Co., Ltd.	2,600	82,595
FamilyMart Co., Ltd.	1,400	46,141
Fanuc Ltd.	900	100,971
FUJIFILM Holdings Corp.	2,300	66,162
Fujitsu Ltd.	13,000	81,671
Hisamitsu Pharmaceutical Co., Inc.	900	35,711
Hitachi Ltd.*	18,000	65,277
Hokkaido Electric Power Co., Inc.	2,400	51,665
Hokuriku Electric Power Co.	2,800	61,375
Honda Motor Co., Ltd.	3,500	101,645
HOYA	2,100	44,591
Idemitsu Kosan Co., Ltd.	1,700	127,683
INPEX Corp.	49	272,341
ITOCHU Corp.	6,000	46,781
Japan Petroleum Exploration Co., Ltd.	2,300	93,840
Japan Prime Realty Investment Corp. (REIT)	10	21,014
Japan Retail Fund Investment Corp. (REIT)	20	24,316
Japan Tobacco, Inc.	73	226,945
JFE Holdings, Inc.	5,300	163,621
JX Holdings, Inc.*	128,320	627,224
Kansai Electric Power Co., Inc.	9,900	241,712
Kao Corp.	7,800	183,361
KDDI Corp.	69	327,757
Keyence Corp.	200	46,008
Kikkoman Corp.	4,000	41,922
Kirin Holdings Co., Ltd.	14,000	176,305
Kobe Steel Ltd.	33,000	63,015
Komatsu Ltd.	4,200	75,894
Kubota Corp.	10,000	76,364
	Shares	Value ($)

Kuraray Co., Ltd.	6,000	70,060
Kyocera Corp.	800	64,603
Kyowa Hakko Kirin Co., Ltd.	5,000	47,492
Kyushu Electric Power Co., Inc.	4,800	107,639
Lawson, Inc.	900	39,335
MEIJI Holdings Co., Ltd.	1,200	49,032
Mitsubishi Chemical Holdings Corp.	12,000	54,646
Mitsubishi Corp.	6,300	131,278
Mitsubishi Electric Corp.	11,000	85,678
Mitsubishi Estate Co., Ltd.	5,000	69,421
Mitsubishi Heavy Industries Ltd.	18,000	61,824
Mitsubishi Materials Corp.*	39,000	104,103
Mitsubishi Tanabe Pharma Corp.	3,000	45,688
Mitsubishi UFJ Financial Group, Inc.	51,400	233,004
Mitsui & Co., Ltd.	5,000	58,782
Mitsui Fudosan Co., Ltd.	3,000	41,941
Mitsui O.S.K Lines Ltd.	7,000	46,196
Mizuho Financial Group, Inc.	61,400	100,777
MS&AD Insurance Group Holdings, Inc.	2,400	51,233
Murata Manufacturing Co., Ltd.	1,300	61,916
NEC Corp.	26,000	67,115
Nidec Corp.	500	41,877
Nintendo Co., Ltd.	500	145,648
Nippon Steel Corp.	58,000	192,237
Nippon Telegraph & Telephone Corp.	12,109	494,399
Nishi-Nippon City Bank Ltd.	13,000	37,419
Nissan Motor Co., Ltd.*	6,000	41,593
Nisshin Seifun Group, Inc.	4,000	45,255
Nissin Foods Holdings Co., Ltd.	1,100	40,494
Nitto Denko Corp.	1,900	61,991
NKSJ Holdings, Inc.*	12,000	71,160
Nomura Holdings, Inc.	12,000	65,693
Nomura Real Estate Office Fund, Inc. (REIT)	7	34,817
NTT DoCoMo, Inc.	354	535,329
OJI Paper Co., Ltd.	11,000	53,803
Olympus Corp.	3,500	82,844
Ono Pharmaceutical Co., Ltd.	1,500	60,926
Oriental Land Co., Ltd.	700	58,477
ORIX Corp.	260	18,885
Osaka Gas Co., Ltd.	30,000	108,337
Panasonic Corp.	4,600	57,440
Resona Holdings, Inc.	2,600	31,627
Ricoh Co., Ltd.	4,000	50,837
ROHM Co., Ltd.	1,100	65,698
Santen Pharmaceutical Co., Ltd.	1,300	46,781
Sapporo Hokuyo Holdings, Inc.	10,400	45,895
Sapporo Holdings Ltd.	7,000	30,104
Seven & I Holdings Co., Ltd.	12,000	275,331
Sharp Corp.	3,000	31,584
Shikoku Electric Power Co., Inc.	2,400	68,628
Shin-Etsu Chemical Co., Ltd.	4,100	190,741
Shionogi & Co., Ltd.	5,000	103,442
Shiseido Co., Ltd.	5,000	109,979
Showa Shell Sekiyu KK	17,200	118,752
SOFTBANK Corp.	17,300	457,266
Sony Corp.	2,100	55,898
Sumitomo Chemical Co., Ltd.	14,000	54,054
Sumitomo Corp.	5,300	52,788
Sumitomo Electric Industries Ltd.	6,500	76,083
Sumitomo Metal Industries Ltd.	26,000	58,644
Sumitomo Metal Mining Co., Ltd.	4,000	50,189
	Shares	Value ($)

Sumitomo Mitsui Financial Group, Inc.	5,700	160,915
Sumitomo Realty & Development Co., Ltd.	2,000	34,110
Sumitomo Trust & Banking Co., Ltd.	9,000	45,783
Suzuken Co., Ltd.	1,300	43,534
Taiheiyo Cement Corp.*	23,000	29,028
Taisho Pharmaceutical Co., Ltd.	2,000	39,464
Takeda Pharmaceutical Co., Ltd.	10,200	436,530
TDK Corp.	1,200	65,824
Terumo Corp.	2,300	110,067
Tohoku Electric Power Co., Inc.	5,600	120,241
Tokio Marine Holdings, Inc.	2,200	57,628
Tokyo Electric Power Co., Inc.	16,000	435,561
Tokyo Electron Ltd.	900	48,603
Tokyo Gas Co., Ltd.	31,000	141,728
TonenGeneral Sekiyu KK	22,000	190,111
Toray Industries, Inc.	10,000	47,983
Toshiba Corp.*	25,000	124,205
Toyo Suisan Kaisha Ltd.	2,000	47,597
Toyota Motor Corp.	4,600	158,191
Tsumura & Co.	1,500	45,973
Unicharm Corp.	500	56,307
UNY Co., Ltd.	5,600	42,524
Yakult Honsha Co., Ltd.	1,700	46,149
Yamaguchi Financial Group, Inc.	3,000	28,611
(Cost $13,259,900)		13,992,295
Luxembourg 0.5%
ArcelorMittal	8,259	219,657
Millicom International Cellular SA (SDR)	943	76,103
Tenaris SA	4,211	73,082
(Cost $289,504)		368,842
Macau 0.1%
Sands China Ltd.*	32,000	46,973
Wynn Macau Ltd.*	30,000	49,079
(Cost $91,291)		96,052
Netherlands 5.4%
AEGON NV*	13,839	74,136
Akzo Nobel NV	4,125	213,378
ASML Holding NV	11,111	305,124
Fugro NV (CVA)	811	37,082
Heineken Holding NV	913	33,309
Heineken NV	3,364	142,598
ING Groep NV (CVA)*	27,945	207,477
Koninklijke (Royal) KPN NV	73,369	936,838
Koninklijke (Royal) Philips Electronics, NV	8,829	263,169
Koninklijke Ahold NV	14,948	185,120
Koninklijke DSM NV	2,400	95,350
Randstad Holding NV*	1,215	47,824
Reed Elsevier NV	20,060	221,295
Royal Dutch Shell PLC "A"	3,949	99,726
Royal Dutch Shell PLC "B"	3,179	76,968
TNT NV	4,235	106,740
Unilever NV (CVA)	21,114	575,679
Wolters Kluwer NV	9,269	176,870
(Cost $3,254,972)		3,798,683
Norway 2.7%
Aker Solutions ASA	3,600	41,236
DnB NOR ASA	30,600	294,444
Norsk Hydro ASA (a)	44,400	199,791
	Shares	Value ($)

Orkla ASA	37,000	236,843
Renewable Energy Corp. ASA* (a)	30,200	70,947
Statoil ASA	17,400	335,592
Telenor ASA	31,100	390,571
Yara International ASA	11,600	324,579
(Cost $1,707,616)		1,894,003
Portugal 0.4%
Brisa Auto-Estradas de Portugal SA	5,209	31,522
EDP — Energias de Portugal SA	79,204	233,866
(Cost $301,207)		265,388
Singapore 1.8%
CapitaLand Ltd.	20,000	50,996
DBS Group Holdings Ltd.	10,000	96,962
Fraser & Neave Ltd.	15,000	54,820
Jardine Cycle & Carriage Ltd.	4,000	84,899
K-Green Trust (Units)*	2,800	2,101
Keppel Corp., Ltd.	14,000	84,357
Oversea-Chinese Banking Corp., Ltd.	14,000	88,065
SembCorp Industries Ltd.	19,000	54,906
Singapore Airlines Ltd.	6,000	62,166
Singapore Exchange Ltd.	7,000	36,628
Singapore Press Holdings Ltd.	50,000	134,699
Singapore Technologies Engineering Ltd.	15,000	35,078
Singapore Telecommunications Ltd.	170,000	367,209
United Overseas Bank Ltd.	7,000	97,245
(Cost $830,387)		1,250,131
Spain 4.0%
Abertis Infraestructuras SA	5,893	84,912
ACS, Actividades de Construccion y Servicios SA	2,437	89,126
Banco Bilbao Vizcaya Argentaria SA	9,332	96,273
Banco Santander SA	19,062	200,303
EDP Renovaveis SA*	11,598	68,060
Enagas	2,258	33,934
Ferrovial SA	9,049	58,460
Gamesa Corp. Tecnologica SA*	3,474	29,815
Gas Natural SDG SA	2,049	29,553
Iberdrola Renovables	13,050	40,769
Iberdrola SA	31,585	177,120
Indra Sistemas SA	2,157	34,577
Industria de Diseno Textil SA	5,571	315,961
Red Electrica Corporacion SA	1,144	40,894
Repsol YPF SA	27,654	558,716
Telefonica SA	52,775	974,569
Zardoya Otis SA	3,050	39,297
(Cost $2,871,550)		2,872,339
Sweden 3.1%
AB SKF "B"	3,095	55,441
Assa Abloy AB "B"	2,544	50,741
Atlas Copco AB "A"	5,936	86,901
Boliden AB	10,549	116,834
Electrolux AB "B"	3,335	76,128
Hennes & Mauritz AB "B"	11,314	311,107
Holmen AB "B"	2,160	51,246
Husqvarna AB "B"	7,799	46,937
Nordea Bank AB	16,082	132,641
Sandvik AB	5,637	68,617
Skandinaviska Enskilda Banken AB "A"	8,883	47,117
Skanska AB "B"	3,667	52,934
SSAB AB "A"	5,874	78,730
	Shares	Value ($)

SSAB AB "B"	4,185	49,886
Svenska Cellulosa AB "B"	18,870	221,962
Svenska Handelsbanken AB "A"	2,807	68,750
Tele2 AB "B"	4,023	60,147
Telefonaktiebolaget LM Ericsson "B"	28,799	320,642
TeliaSonera AB	28,979	186,286
Volvo AB "B"*	9,712	106,801
(Cost $1,700,473)		2,189,848
Switzerland 6.6%
ABB Ltd. (Registered)*	12,423	215,875
Adecco SA (Registered)	824	38,878
Aryzta AG	543	20,837
Compagnie Financiere Richemont SA "A"	5,960	207,352
Credit Suisse Group AG (Registered)	1,994	74,942
Geberit AG (Registered)	332	51,484
Givaudan SA (Registered)	102	86,215
Holcim Ltd. (Registered)	2,786	186,487
Lonza Group AG (Registered)	466	31,021
Nestle SA (Registered)	19,884	959,402
Novartis AG (Registered)	9,930	481,768
Roche Holding AG (Genusschein)	3,411	468,411
Sika AG	37	65,392
Sonova Holding AG (Registered)	289	35,440
STMicroelectronics NV	7,073	56,032
Swatch Group AG (Bearer)	465	130,136
Swiss Reinsurance Co., Ltd. (Registered)	1,091	44,880
Swisscom AG (Registered)	3,016	1,021,776
Syngenta AG (Registered)	861	198,822
UBS AG (Registered)*	7,534	99,867
Xstrata PLC	6,903	90,439
Zurich Financial Services AG	398	87,365
(Cost $3,498,046)		4,652,821
United Kingdom 7.0%
Anglo American PLC*	3,286	114,233
ARM Holdings PLC	36,898	152,662
AstraZeneca PLC	8,391	394,270
Autonomy Corp. PLC*	6,513	175,774
BAE Systems PLC	18,633	86,563
Barclays PLC	11,766	46,647
BG Group PLC	5,435	80,455
BHP Billiton PLC	4,437	114,816
BP PLC	25,484	122,393
British American Tobacco PLC	2,268	71,816
British Sky Broadcasting Group PLC	6,799	70,914
BT Group PLC	57,356	109,529
Cable & Wireless Communications PLC	24,059	20,526
Cable & Wireless Worldwide PLC	8,759	11,221
Capita Group PLC	5,549	60,881
Centrica PLC	28,642	126,128
Compass Group PLC	11,814	89,633
Diageo PLC	2,849	44,641
GlaxoSmithKline PLC	30,123	510,500
HSBC Holdings PLC	12,924	117,906
Imperial Tobacco Group PLC	881	24,564
Inmarsat PLC	5,084	53,866
International Power PLC	9,966	44,153
Kingfisher PLC	14,696	45,607
Marks & Spencer Group PLC	8,450	41,646
	Shares	Value ($)

National Grid PLC	13,726	101,112
Next PLC	1,325	39,210
Pearson PLC	4,110	53,784
Reed Elsevier PLC	7,134	52,665
Rio Tinto PLC	3,598	157,448
Rolls-Royce Group PLC*	12,478	103,911
SABMiller PLC	1,731	48,061
Scottish & Southern Energy PLC	6,560	108,750
Severn Trent PLC	2,133	38,918
Shire PLC	5,325	108,237
Smith & Nephew PLC	6,163	58,025
Smiths Group PLC	3,914	61,947
Standard Chartered PLC	1,687	40,953
Tesco PLC	11,554	65,055
The Sage Group PLC	44,978	153,910
Unilever PLC	1,529	40,750
United Utilities Group PLC	6,323	49,272
Vodafone Group PLC	393,558	815,539
William Morrison Supermarkets PLC	8,072	31,823
Wolseley PLC*	2,345	45,846
WPP PLC	7,538	70,886
(Cost $4,248,633)		4,977,446
Total Common Stocks (Cost $55,037,347)		61,522,573

Preferred Stocks 0.6%
Germany
Fresenius SE	632	41,790
Henkel AG & Co. KGaA	7,281	354,205
Volkswagen AG	513	44,912
Total Preferred Stocks (Cost $271,561)		440,907

Rights 0.0%
Norway
Norsk Hydro ASA, Expiration Date 7/9/2010* (a) (Cost $0)	13,513	7,164
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
US Treasury Obligation
US Treasury Bill, 0.22%**, 9/16/2010 (c) (Cost $225,917)	226,000	225,925
	Shares	Value ($)

Exchange-Traded Funds 9.7%
Emerging Markets
iShares MSCI Emerging Markets Index	91,200	3,403,584
Vanguard Emerging Markets	92,200	3,502,678
Total Exchange-Traded Funds (Cost $6,113,812)		6,906,262

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 0.27% (d) (e) (Cost $1,198,755)	1,198,755	1,198,755

	Shares	Value ($)

Cash Equivalents 2.2%
Central Cash Management Fund, 0.21% (d) (Cost $1,522,837)	1,522,837	1,522,837
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,370,229)+	101.2	71,824,423
Other Assets and Liabilities, Net	(1.2)	(878,107)
Net Assets	100.0	70,946,316

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $64,950,997. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $6,873,426. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,855,930 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,982,504.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $1,104,829, which is 1.6% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) At June 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At June 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
ASX SPI 200 Index	AUD	9/16/2010	2	179,377	(11,074)
DJ Euro Stoxx 50 Index	EUR	9/17/2010	43	1,350,320	(44,923)
FTSE 100 Index	GBP	9/17/2010	3	218,759	(11,423)
Nikkei 225 Index	USD	9/9/2010	12	554,700	(25,827)
S&P TXE 60 Index	CAD	9/16/2010	1	123,846	(3,235)
Total net unrealized depreciation					(96,482)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (f)
Australia	$ —	$ 2,845,734	$ —	$ 2,845,734
Austria	—	339,458	—	339,458
Belgium	—	999,205	—	999,205
Bermuda	—	86,281	—	86,281
Canada	3,330,227	—	—	3,330,227
Cyprus	—	38,419	—	38,419
Denmark	—	1,612,071	—	1,612,071
Finland	—	2,017,398	—	2,017,398
France	—	5,175,429	—	5,175,429
Germany	—	4,165,562	—	4,165,562
Greece	—	235,621	—	235,621
Hong Kong	—	1,576,969	—	1,576,969
Ireland	—	494,299	—	494,299
Italy	—	2,688,959	—	2,688,959
Japan	—	13,992,295	—	13,992,295
Luxembourg	—	368,842	—	368,842
Macau	—	96,052	—	96,052
Netherlands	—	3,798,683	—	3,798,683
Norway	7,164	1,894,003	—	1,901,167
Portugal	—	265,388	—	265,388
Singapore	—	1,250,131	—	1,250,131
Spain	—	2,872,339	—	2,872,339
Sweden	—	2,189,848	—	2,189,848
Switzerland	—	4,652,821	—	4,652,821
United Kingdom	—	4,977,446	—	4,977,446
Exchange-Traded Funds	6,906,262	—	—	6,906,262
Short-Term Investments (f)	2,721,592	225,925	—	2,947,517
Total	$ 12,965,245	$ 58,859,178	$ —	$ 71,824,423
Liabilities
Derivatives (g)	$ (96,482)	$ —	$ —	$ (96,482)
Total	$ (96,482)	$ —	$ —	$ (96,482)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $61,648,637) — including $1,104,829 of securities loaned	$ 69,102,831
Investment in Daily Assets Fund Institutional (cost $1,198,755)*	1,198,755
Investment in Central Cash Management Fund (cost $1,522,837)	1,522,837
Total investments, at value (cost $64,370,229)	71,824,423
Foreign currency, at value (cost $342,269)	342,822
Receivable for investments sold	1,646
Receivable for Portfolio shares sold	8,838
Dividends receivable	96,551
Interest receivable	5,084
Foreign taxes recoverable	111,575
Other assets	637
Total assets	72,391,576
Liabilities
Payable upon return of securities loaned	1,198,755
Payable for Portfolio shares redeemed	1,864
Payable for daily variation margin on open futures contracts	74,434
Accrued management fee	50,040
Other accrued expenses and payables	120,167
Total liabilities	1,445,260
Net assets, at value	$ 70,946,316
Net Assets Consist of
Undistributed net investment income	985,005
Net unrealized appreciation (depreciation) on: Investments	7,454,194
Futures	(96,482)
Foreign currency	4,687
Accumulated net realized gain (loss)	(71,285,735)
Paid-in capital	133,884,647
Net assets, at value	$ 70,946,316
Class A Net Asset Value, offering and redemption price per share ($70,946,316 ÷ 10,936,219 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.49

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $216,947)	$ 1,522,682
Interest	102
Income distributions — Central Cash Management Fund	980
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	72,979
Total Income	1,596,743
Expenses: Management fee	260,758
Administration fee	40,117
Custodian fee	45,148
Services to shareholders	1,203
Trustees' fees and expenses	3,995
Reports to shareholders	22,256
Legal fees	5,339
Audit and tax fees	30,240
Other	18,092
Total expenses	427,148
Net investment income (loss)	1,169,595
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,385,874
Futures	5,122
Foreign currency	(56,799)
1,334,197
Change in net unrealized appreciation (depreciation) on: Investments	(11,187,004)
Futures	(227,015)
Foreign currency	(15,416)
(11,429,435)
Net gain (loss)	(10,095,238)
Net increase (decrease) in net assets resulting from operations	$ (8,925,643)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 1,169,595	$ 1,533,993
Net realized gain (loss)	1,334,197	(23,604,083)
Change in net unrealized appreciation (depreciation)	(11,429,435)	41,842,935
Net increase (decrease) in net assets resulting from operations	(8,925,643)	19,772,845
Distributions to shareholders from: Net investment income: Class A	(1,843,687)	(5,187,036)
Total distributions	(1,843,687)	(5,187,036)
Portfolio share transactions: Class A Proceeds from shares sold	864,661	1,865,488
Reinvestment of distributions	1,843,687	5,187,036
Cost of shares redeemed	(7,129,864)	(26,149,949)
Shares converted*	—	72,862
Net increase (decrease) in net assets from Class A share transactions	(4,421,516)	(19,024,563)
Class B Cost of shares redeemed	—	(294)
Shares converted*	—	(72,862)
Net increase (decrease) in net assets from Class B share transactions	—	(73,156)
Increase (decrease) in net assets	(15,190,846)	(4,511,910)
Net assets at beginning of period	86,137,162	90,649,072
Net assets at end of period (including undistributed net investment income of $985,005 and $1,659,097, respectively)	$ 70,946,316	$ 86,137,162
Other Information
Class A Shares outstanding at beginning of period	11,562,525	14,554,587
Shares sold	123,102	283,708
Shares issued to shareholders in reinvestment of distributions	252,214	1,027,136
Shares redeemed	(1,001,622)	(4,318,475)
Shares converted*	—	15,569
Net increase (decrease) in Class A shares	(626,306)	(2,992,062)
Shares outstanding at end of period	10,936,219	11,562,525
Class B Shares outstanding at beginning of period	—	15,672
Shares redeemed	—	(53)
Shares converted*	—	(15,619)
Net increase (decrease) in Class B shares	—	(15,672)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.45	$ 6.22	$ 16.76	$ 16.31	$ 13.25	$ 11.91
Income (loss) from investment operations: Net investment income[b]	.10	.12	.33[e]	.25	.24[c]	.20
Net realized and unrealized gain (loss)	(.89)	1.51	(6.67)	2.24	3.11	1.48
Total from investment operations	(.79)	1.63	(6.34)	2.49	3.35	1.68
Less distributions from: Net investment income	(.17)	(.40)	(.13)	(.46)	(.29)	(.34)
Net realized gains	—	—	(4.07)	(1.58)	—	—
Total distributions	(.17)	(.40)	(4.20)	(2.04)	(.29)	(.34)
Net asset value, end of period	$ 6.49	$ 7.45	$ 6.22	$ 16.76	$ 16.31	$ 13.25
Total Return (%)	(10.90)**	29.36	(48.81)[d,f]	16.71	25.56	14.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	86	91	236	223	196
Ratio of expenses before expense reductions (%)	1.06*	.94	1.02	.93	.88	.87
Ratio of expenses after expense reductions (%)	1.06*	.94	1.01	.93	.88	.87
Ratio of net investment income (%)	2.92*	1.89	3.04[e]	1.53	1.65[c]	1.59
Portfolio turnover rate (%)	11**	139	132	117	122	93

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

[d] Total return would have been lower had certain expenses not been reimbursed.

[e] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.79% and 1.14% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any portfolio that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies. Any decline in value of a portfolio security that is out on loan by the Portfolio will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Dreman Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,616	$12,314	$7,724	$11,460	$23,361
	Average annual total return	-3.84%	23.14%	-8.25%	2.76%	8.86%
Russell 2500 Value Index	Growth of $10,000	$9,843	$12,646	$7,471	$9,954	$20,761
	Average annual total return	-1.57%	26.46%	-9.26%	-.09%	7.58%
DWS Dreman Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,602	$12,268	$7,640	$11,255	$17,279
	Average annual total return	-3.98%	22.68%	-8.58%	2.39%	7.08%
Russell 2500 Value Index	Growth of $10,000	$9,843	$12,646	$7,471	$9,954	$15,562
	Average annual total return	-1.57%	26.46%	-9.26%	-.09%	5.68%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 961.60	$ 960.20
Expenses Paid per $1,000*	$ 3.99	$ 5.69
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.73	$ 1,018.99
Expenses Paid per $1,000*	$ 4.11	$ 5.86

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.82%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	99%	100%
Closed-End Investment Company	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Financials	20%	15%
Information Technology	15%	15%
Industrials	15%	16%
Consumer Discretionary	13%	14%
Health Care	9%	9%
Energy	8%	9%
Consumer Staples	7%	8%
Utilities	7%	7%
Materials	6%	6%
Telecommunications Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 92.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 96.5%
Consumer Discretionary 12.6%
Diversified Consumer Services 2.4%
ITT Educational Services, Inc.* (a)	32,500	2,698,150
Regis Corp. (a)	187,925	2,925,992
		5,624,142
Hotels Restaurants & Leisure 5.0%
Brinker International, Inc. (a)	192,550	2,784,273
Burger King Holdings, Inc. (a)	173,300	2,918,372
International Speedway Corp. "A" (a)	113,475	2,923,116
LIFE TIME FITNESS, Inc.* (a)	89,475	2,844,411
		11,470,172
Leisure Equipment & Products 1.3%
Mattel, Inc. (a)	144,975	3,067,671
Multiline Retail 1.3%
Big Lots, Inc.* (a)	91,179	2,925,934
Textiles, Apparel & Luxury Goods 2.6%
Hanesbrands, Inc.*	129,900	3,125,394
Jones Apparel Group, Inc. (a)	181,325	2,874,001
		5,999,395
Consumer Staples 6.6%
Beverages 1.3%
Constellation Brands, Inc. "A"* (a)	195,975	3,061,130
Food & Staples Retailing 0.4%
Ruddick Corp.	28,122	871,501
Food Products 3.8%
Del Monte Foods Co. (a)	201,200	2,895,268
Ralcorp Holdings, Inc.* (a)	53,300	2,920,840
Sanderson Farms, Inc. (a)	57,675	2,926,429
		8,742,537
Household Products 1.1%
Energizer Holdings, Inc.*	50,975	2,563,023
Energy 8.1%
Energy Equipment & Services 4.6%
Atwood Oceanics, Inc.* (a)	100,950	2,576,244
Cal Dive International, Inc.*	539,300	3,154,905
Superior Energy Services, Inc.* (a)	125,450	2,342,151
Tidewater, Inc. (a)	65,875	2,550,680
		10,623,980
Oil, Gas & Consumable Fuels 3.5%
Arch Coal, Inc.	123,000	2,436,630
Forest Oil Corp.* (a)	102,800	2,812,608
Newfield Exploration Co.* (a)	59,775	2,920,607
		8,169,845
Financials 18.5%
Capital Markets 1.4%
Raymond James Financial, Inc. (a)	129,875	3,206,614
Commercial Banks 2.5%
Bank of Hawaii Corp. (a)	60,100	2,905,835
BOK Financial Corp. (a)	61,025	2,896,857
		5,802,692
Insurance 6.9%
Allied World Assurance Co. Holdings Ltd.	81,150	3,682,587
Argo Group International Holdings Ltd. (a)	104,813	3,206,230
Axis Capital Holdings Ltd. (a)	104,750	3,113,170
	Shares	Value ($)

Endurance Specialty Holdings Ltd. (a)	77,525	2,909,513
Platinum Underwriters Holdings Ltd. (a)	85,925	3,118,218
		16,029,718
Real Estate Investment Trusts 7.7%
CBL & Associates Properties, Inc. (REIT) (a)	225,500	2,805,220
Hospitality Properties Trust (REIT)	131,425	2,773,067
HRPT Properties Trust (REIT)	507,025	3,148,625
Medical Properties Trust, Inc. (REIT) (a)	341,500	3,223,760
MFA Financial, Inc. (REIT) (a)	411,975	3,048,615
Weingarten Realty Investors (REIT) (a)	149,400	2,846,070
		17,845,357
Health Care 9.2%
Health Care Equipment & Supplies 3.9%
Beckman Coulter, Inc.	54,425	3,281,283
Inverness Medical Innovations, Inc.* (a)	107,275	2,859,952
Teleflex, Inc. (a)	54,200	2,941,976
		9,083,211
Health Care Providers & Services 2.6%
Healthspring, Inc.* (a)	208,550	3,234,610
LifePoint Hospitals, Inc.* (a)	88,825	2,789,105
		6,023,715
Life Sciences Tools & Services 1.4%
Charles River Laboratories International, Inc.* (a)	93,375	3,194,359
Pharmaceuticals 1.3%
Endo Pharmaceuticals Holdings, Inc.* (a)	132,475	2,890,604
Industrials 14.6%
Aerospace & Defense 2.4%
Alliant Techsystems, Inc.* (a)	43,025	2,670,131
Spirit AeroSystems Holdings, Inc. "A"* (a)	155,000	2,954,300
		5,624,431
Commercial Services & Supplies 2.3%
Pitney Bowes, Inc. (a)	124,950	2,743,902
The Brink's Co.	129,275	2,460,103
		5,204,005
Construction & Engineering 1.1%
Tutor Perini Corp.*	155,900	2,569,232
Electrical Equipment 2.5%
GrafTech International Ltd.* (a)	204,475	2,989,424
Hubbell, Inc. "B"	69,050	2,740,595
		5,730,019
Industrial Conglomerates 1.2%
McDermott International, Inc.*	126,125	2,731,868
Machinery 2.5%
Crane Co. (a)	98,300	2,969,643
Joy Global, Inc.	56,675	2,838,851
		5,808,494
Road & Rail 1.2%
Genesee & Wyoming, Inc. "A"*	77,000	2,872,870
Trading Companies & Distributors 1.4%
Textainer Group Holdings Ltd. (a)	132,050	3,187,687
	Shares	Value ($)

Information Technology 14.7%
Communications Equipment 2.5%
Arris Group, Inc.* (a)	302,275	3,080,182
CommScope, Inc.*	114,200	2,714,534
		5,794,716
Computers & Peripherals 1.2%
Synaptics, Inc.* (a)	103,375	2,842,813
Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.*	119,375	2,668,031
Jabil Circuit, Inc. (a)	196,500	2,613,450
		5,281,481
Internet Software & Services 1.5%
VeriSign, Inc.* (a)	132,450	3,516,548
IT Services 1.3%
Amdocs Ltd.*	114,125	3,064,256
Semiconductors & Semiconductor Equipment 2.4%
Microsemi Corp.*	188,600	2,759,218
Teradyne, Inc.* (a)	276,650	2,697,337
		5,456,555
Software 3.5%
Jack Henry & Associates, Inc. (a)	133,375	3,184,995
Net 1 UEPS Technologies, Inc.*	156,665	2,100,878
Synopsys, Inc.* (a)	138,575	2,892,060
		8,177,933
Materials 5.7%
Chemicals 2.3%
CF Industries Holdings, Inc.	34,200	2,169,990
Lubrizol Corp. (a)	37,375	3,001,587
		5,171,577
Containers & Packaging 1.1%
Owens-Illinois, Inc.*	98,125	2,595,406
Metals & Mining 2.3%
Coeur d'Alene Mines Corp.* (a)	181,550	2,864,859
Reliance Steel & Aluminum Co. (a)	68,800	2,487,120
		5,351,979
	Shares	Value ($)

Utilities 6.5%
Electric Utilities 2.6%
IDACORP, Inc. (a)	86,800	2,887,836
NV Energy, Inc. (a)	270,300	3,192,243
		6,080,079
Gas Utilities 2.7%
AGL Resources, Inc.	86,100	3,084,103
ONEOK, Inc. (a)	70,775	3,061,019
		6,145,122
Multi-Utilities 1.2%
Ameren Corp.	121,650	2,891,620
Total Common Stocks (Cost $207,489,413)		223,294,291

Closed-End Investment Company 1.2%
Apollo Investment Corp. (a) (Cost $3,305,969)	302,775	2,824,891

Securities Lending Collateral 47.0%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $108,690,920)	108,690,920	108,690,920

Cash Equivalents 0.0%
Central Cash Management Fund, 0.21% (b) (Cost $47,185)	47,185	47,185
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $319,533,487)+	144.7	334,857,287
Notes Payable	(0.3)	(630,000)
Other Assets and Liabilities, Net	(44.4)	(102,762,073)
Net Assets	100.0	231,465,214

* Non-income producing security.

+ The cost for federal income tax purposes was $320,575,810. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $14,281,477. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,147,273 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,865,796.

(a) All or a portion of these securities were on loan amounting to $103,679,879. In addition, included in other assets and liabilities, net is a pending sale, amounting to $1,601,828, that is, also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $105,281,707, which is 45.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 223,294,291	$ —	$ —	$ 223,294,291
Closed-End Investment Company	2,824,891	—	—	2,824,891
Short-Term Investments (d)	108,738,105	—	—	108,738,105
Total	$ 334,857,287	$ —	$ —	$ 334,857,287

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $210,795,382) — including $103,679,879 of securities loaned	$ 226,119,182
Investment in Daily Assets Fund Institutional (cost $108,690,920)*	108,690,920
Investment in Central Cash Management Fund (cost $47,185)	47,185
Total investments, at value (cost $319,533,487)	334,857,287
Cash	9,950
Receivable for investments sold	6,254,983
Receivable for Portfolio shares sold	6,653
Dividends receivable	298,249
Interest receivable	23,276
Other assets	1,415
Total assets	341,451,813
Liabilities
Notes payable	630,000
Payable upon return of securities loaned	108,690,920
Payable for Portfolio shares redeemed	415,017
Accrued management fee	146,868
Accrued expenses and payables	103,794
Total liabilities	109,986,599
Net assets, at value	$ 231,465,214
Net Assets Consist of:
Undistributed net investment income	1,147,774
Net unrealized appreciation (depreciation) on investments	15,323,800
Accumulated net realized gain (loss)	(118,813,088)
Paid-in capital	333,806,728
Net assets, at value	$ 231,465,214
Class A Net Asset Value, offering and redemption price per share ($209,876,116 ÷ 21,995,061 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.54
Class B Net Asset Value, offering and redemption price per share ($21,589,098 ÷ 2,259,867 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.55

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends	$ 2,255,622
Income distributions — Central Cash Management Fund	7,460
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	177,681
Total Income	2,440,763
Expenses: Management fee	840,560
Administration fee	129,599
Custodian fee	7,633
Services to shareholders	3,743
Distribution service fee (Class B)	29,703
Record keeping fees (Class B)	12,140
Professional fees	32,489
Trustees' fees and expenses	6,194
Reports to shareholders	32,262
Interest expense	321
Other	8,510
Total expenses	1,103,154
Net investment income (loss)	1,337,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	16,460,505
Change in net unrealized appreciation (depreciation) on investments	(26,789,650)
Net gain (loss)	(10,329,145)
Net increase (decrease) in net assets resulting from operations	$ (8,991,536)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 1,337,609	$ 4,311,793
Net realized gain (loss)	16,460,505	(70,986,842)
Change in net unrealized appreciation (depreciation)	(26,789,650)	125,626,581
Net increase (decrease) in net assets resulting from operations	(8,991,536)	58,951,532
Distributions to shareholders from: Net investment income: Class A	(3,068,046)	(4,046,857)
Class B	(217,515)	(395,321)
Total distributions	(3,285,561)	(4,442,178)
Portfolio share transactions: Class A Proceeds from shares sold	18,434,215	23,798,898
Reinvestment of distributions	3,068,046	4,046,857
Cost of shares redeemed	(35,166,854)	(65,465,868)
Net increase (decrease) in net assets from Class A share transactions	(13,664,593)	(37,620,113)
Class B Proceeds from shares sold	1,555,489	3,195,894
Reinvestment of distributions	217,515	395,321
Cost of shares redeemed	(2,618,872)	(9,987,772)
Net increase (decrease) in net assets from Class B share transactions	(845,868)	(6,396,557)
Increase (decrease) in net assets	(26,787,558)	10,492,684
Net assets at beginning of period	258,252,772	247,760,088
Net assets at end of period (including undistributed net investment income of $1,147,774 and $3,095,726, respectively)	$ 231,465,214	$ 258,252,772
Other Information
Class A Shares outstanding at beginning of period	23,383,684	28,178,465
Shares sold	1,744,982	2,960,168
Shares issued to shareholders in reinvestment of distributions	271,508	624,515
Shares redeemed	(3,405,113)	(8,379,464)
Net increase (decrease) in Class A shares	(1,388,623)	(4,794,781)
Shares outstanding at end of period	21,995,061	23,383,684
Class B Shares outstanding at beginning of period	2,341,698	3,073,371
Shares sold	148,878	387,629
Shares issued to shareholders in reinvestment of distributions	19,215	60,912
Shares redeemed	(249,924)	(1,180,214)
Net increase (decrease) in Class B shares	(81,831)	(731,673)
Shares outstanding at end of period	2,259,867	2,341,698

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.04	$ 7.93	$ 20.12	$ 22.93	$ 19.98	$ 20.05
Income (loss) from investment operations: Net investment income[b]	.05	.16	.13	.18	.15	.19
Net realized and unrealized gain (loss)	(.41)	2.11	(4.92)	.54	4.69	1.67
Total from investment operations	(.36)	2.27	(4.79)	.72	4.84	1.86
Less distributions from: Net investment income	(.14)	(.16)	(.29)	(.23)	(.18)	(.15)
Net realized gains	—	—	(7.11)	(3.30)	(1.71)	(1.78)
Total distributions	(.14)	(.16)	(7.40)	(3.53)	(1.89)	(1.93)
Net asset value, end of period	$ 9.54	$ 10.04	$ 7.93	$ 20.12	$ 22.93	$ 19.98
Total Return (%)	(3.84)**	29.70	(33.42)[c]	3.06	25.06	10.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	235	223	468	562	493
Ratio of expenses before expense reductions (%)	.82*	.79	.83	.78	.79	.79
Ratio of expenses after expense reductions (%)	.82*	.79	.82	.78	.79	.79
Ratio of net investment income (%)	1.06*	1.92	1.13	.85	.71	.96
Portfolio turnover rate (%)	21**	72	49	110	52	61

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.03	$ 7.92	$ 20.08	$ 22.88	$ 19.93	$ 20.01
Income (loss) from investment operations: Net investment income[b]	.04	.13	.09	.10	.07	.11
Net realized and unrealized gain (loss)	(.42)	2.12	(4.92)	.54	4.67	1.66
Total from investment operations	(.38)	2.25	(4.83)	.64	4.74	1.77
Less distributions from: Net investment income	(.10)	(.14)	(.22)	(.14)	(.08)	(.07)
Net realized gains	—	—	(7.11)	(3.30)	(1.71)	(1.78)
Total distributions	(.10)	(.14)	(7.33)	(3.44)	(1.79)	(1.85)
Net asset value, end of period	$ 9.55	$ 10.03	$ 7.92	$ 20.08	$ 22.88	$ 19.93
Total Return (%)	(3.98)**	29.28	(33.67)[c]	2.67	24.59	9.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	23	24	34	90	83
Ratio of expenses before expense reductions (%)	1.17*	1.14	1.18	1.16	1.17	1.19
Ratio of expenses after expense reductions (%)	1.17*	1.14	1.17	1.16	1.17	1.19
Ratio of net investment income (%)	.71*	1.57	.78	.47	.33	.56
Portfolio turnover rate (%)	21**	72	49	110	52	61

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Performance Summary June 30, 2010

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 1.39% and 1.74% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a portfolio security that is out on loan by the portfolio will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Global Thematic VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,124	$11,357	$6,547	$11,347	$12,001
	Average annual total return	-8.76%	13.57%	-13.17%	2.56%	1.84%
MSCI World Index	Growth of $10,000	$9,016	$11,020	$6,940	$10,029	$9,029
	Average annual total return	-9.84%	10.20%	-11.46%	.06%	-1.02%
DWS Global Thematic VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,106	$11,314	$6,476	$11,135	$15,124
	Average annual total return	-8.94%	13.14%	-13.48%	2.17%	5.31%
MSCI World Index	Growth of $10,000	$9,016	$11,020	$6,940	$10,029	$13,362
	Average annual total return	-9.84%	10.20%	-11.46%	.06%	3.69%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 912.40	$ 910.60
Expenses Paid per $1,000*	$ 5.03	$ 6.68
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,019.54	$ 1,017.80
Expenses Paid per $1,000*	$ 5.31	$ 7.05

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.06%	1.41%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	96%	95%
Cash Equivalents	3%	1%
Participatory Notes	1%	2%
Exchange-Traded Funds	—	2%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	6/30/10	12/31/09

Financials	22%	23%
Information Technology	15%	11%
Health Care	14%	14%
Industrials	13%	14%
Consumer Staples	9%	11%
Telecommunication Services	9%	6%
Materials	7%	2%
Energy	6%	9%
Consumer Discretionary	3%	8%
Utilities	2%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/10	12/31/09

United States	42%	44%
Continental Europe	25%	23%
United Kingdom	10%	7%
Asia (excluding Japan)	10%	5%
Latin America	5%	5%
Japan	2%	9%
Africa	2%	2%
Middle East	0%	3%
Bermuda	1%	1%
Other	3%	1%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 103.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 96.4%
Austria 3.3%
Erste Group Bank AG	42,381	1,348,281
Raiffeisen International Bank-Holding AG* (a)	17,134	653,009
(Cost $2,332,642)		2,001,290
Bermuda 1.1%
Lazard Ltd. "A" (Cost $790,370)	24,700	659,737
Brazil 3.7%
Banco Bradesco SA (ADR) (Preferred) (a)	41,600	659,776
BR Properties SA	56,900	405,077
Santos Brasil Participacoes SA (Units)	91,700	762,050
SLC Agricola SA	61,400	455,823
(Cost $2,589,437)		2,282,726
Cayman Islands 0.9%
Herbalife Ltd. (Cost $493,211)	11,600	534,180
China 2.2%
China Metal Recycling Holdings Ltd.	198,600	181,110
China Railway Construction Corp., Ltd. "H"	363,500	454,678
Ping An Insurance (Group) Co. of China Ltd. "H"	56,000	451,427
Renhe Commercial Holdings Co., Ltd.	1,310,000	271,508
(Cost $1,441,826)		1,358,723
Egypt 0.6%
Commercial International Bank Egypt SAE	2,364	27,826
Orascom Telecom Holding SAE (GDR) REG S (b)	70,060	302,579
Orascom Telecom Holding SAE (GDR) REG S (b)	13,400	58,960
(Cost $156,694)		389,365
France 1.6%
Societe Generale (a) (Cost $1,331,146)	24,591	1,000,330
Germany 7.0%
Daimler AG (Registered)*	6,100	308,887
Deutsche Lufthansa AG (Registered)*	38,700	533,240
Deutsche Post AG (Registered)	78,200	1,134,376
Deutsche Telekom AG (Registered)	84,400	994,928
E.ON AG	38,000	1,022,951
Fraport AG	7,700	327,264
(Cost $4,537,569)		4,321,646
Greece 0.3%
Hellenic Exchanges SA (Cost $229,890)	31,200	164,418
Hong Kong 1.7%
China Mobile Ltd. (ADR)	9,400	464,454
China Unicom (Hong Kong) Ltd. (ADR) (a) (c)	16,700	222,110
Cosco Pacific Ltd.	269,800	319,909
Yingde Gases* (c)	69,500	68,559
(Cost $1,086,033)		1,075,032
	Shares	Value ($)

India 1.3%
Bank of Baroda	2,829	42,528
Bank of India	10,196	75,962
Deccan Chronicle Holdings Ltd.	66,993	175,859
Hindustan Unilever Ltd.	59,900	345,131
Union Bank of India Ltd.	20,105	131,912
(Cost $797,687)		771,392
Indonesia 1.6%
PT Semen Gresik (Persero) Tbk	745,700	713,153
PT Telekomunikasi Indonesia Tbk (ADR)	7,700	263,571
(Cost $846,515)		976,724
Ireland 0.1%
Irish Life & Permanent Group Holdings PLC* (Cost $138,432)	35,830	65,702
Israel 0.3%
NICE Systems Ltd. (ADR)* (Cost $228,826)	8,100	206,469
Italy 1.7%
Parmalat SpA	176,814	410,748
UniCredit SpA	284,300	631,062
(Cost $1,199,057)		1,041,810
Japan 2.4%
Fujitsu Ltd.	74,000	464,898
Hitachi Ltd.*	87,000	315,504
Mitsubishi UFJ Financial Group, Inc.	54,300	246,151
Sumitomo Mitsui Financial Group, Inc.	15,000	423,460
(Cost $1,440,660)		1,450,013
Kazakhstan 0.5%
Kazakhstan Kagazy PLC (GDR) 144A*	181,200	34,428
KazMunaiGas Exploration Production (GDR)	15,750	292,950
(Cost $1,297,986)		327,378
Korea 1.9%
KT&G Corp.	16,748	823,492
SK Telecom Co., Ltd.	2,320	303,856
SK Telecom Co., Ltd. (ADR)	4,000	58,920
(Cost $1,365,934)		1,186,268
Luxembourg 0.5%
ArcelorMittal (Cost $321,610)	12,222	325,057
Malaysia 0.4%
Axiata Group Bhd.* (Cost $213,918)	185,200	222,706
Mexico 0.3%
Banco Compartamos SA de CV	200	1,040
Grupo Financiero Banorte SAB de CV "O"	55,400	209,896
(Cost $204,005)		210,936
Netherlands 1.7%
QIAGEN NV* (a)	29,400	569,523
VimpelCom Ltd. (ADR)* (d)	31,274	506,013
(Cost $953,757)		1,075,536
Panama 0.9%
Copa Holdings SA "A" (Cost $560,938)	12,650	559,383
	Shares	Value ($)

Russia 0.2%
Far Eastern Shipping Co.* (Cost $362,397)	335,553	130,530
Singapore 0.1%
Food Empire Holdings Ltd. (Cost $55,362)	115,000	28,501
South Africa 2.1%
MTN Group Ltd.	73,600	964,859
Murray & Roberts Holdings Ltd.	67,115	337,671
(Cost $1,514,810)		1,302,530
Sweden 1.6%
Telefonaktiebolaget LM Ericsson "B" (Cost $925,650)	88,900	989,794
Switzerland 5.0%
Givaudan SA (Registered)	338	285,693
Julius Baer Group Ltd.	27,939	795,446
Nestle SA (Registered)	8,650	417,362
Roche Holding AG (Genusschein)	7,062	969,779
UBS AG (Registered)* (a)	48,600	642,492
(Cost $3,263,170)		3,110,772
Thailand 1.2%
Bangkok Bank PCL (Foreign Registered)	98,700	385,341
Kasikornbank PCL (Foreign Registered)	91,400	265,455
Seamico Securities PCL (Foreign Registered)	1,403,300	78,419
(Cost $694,434)		729,215
United Kingdom 9.1%
Aberdeen Asset Management PLC	39,048	74,746
Anglo American PLC*	26,980	937,923
BAE Systems PLC	136,890	635,949
Barratt Developments PLC*	335,611	463,778
Diageo PLC	35,178	551,207
G4S PLC	132,974	526,899
GlaxoSmithKline PLC	35,132	595,388
Imperial Tobacco Group PLC	30,175	841,348
Vodafone Group PLC	471,638	977,338
(Cost $5,762,973)		5,604,576
United States 41.1%
Abbott Laboratories	13,700	640,886
Aecom Technology Corp.*	21,800	502,708
Air Products & Chemicals, Inc.	6,300	408,303
Apache Corp.	2,900	244,151
Archer-Daniels-Midland Co.	12,800	330,496
Bank of America Corp.	31,900	458,403
Cisco Systems, Inc.*	32,300	688,313
Citigroup, Inc.*	89,500	336,520
ConocoPhillips	6,800	333,812
Devon Energy Corp.	5,200	316,784
EMC Corp.*	10,800	197,640
Emdeon, Inc. "A"*	4,700	58,891
ExxonMobil Corp.	33,900	1,934,673
FTI Consulting, Inc.*	13,400	584,106
General Dynamics Corp.	11,500	673,440
General Electric Co.	38,900	560,938
Google, Inc. "A"*	800	355,960
Harris Corp.	10,800	449,820
Hewlett-Packard Co.	42,100	1,822,088
Intel Corp.	57,100	1,110,595
	Shares	Value ($)

International Business Machines Corp.	2,225	274,743
JPMorgan Chase & Co.	13,500	494,235
Kinetic Concepts, Inc.*	12,100	441,771
Laboratory Corp. of America Holdings*	15,700	1,182,995
Lear Corp.*	6,600	436,920
Life Technologies Corp.*	23,100	1,091,475
MasterCard, Inc. "A"	4,825	962,732
McAfee, Inc.*	18,900	580,608
McDonald's Corp.	11,100	731,157
Medco Health Solutions, Inc.*	15,600	859,248
Morgan Stanley	22,400	519,904
Owens-Illinois, Inc.*	11,600	306,820
Pfizer, Inc.	139,175	1,984,636
Rock-Tenn Co. "A"	9,900	491,733
SAIC, Inc.*	15,000	251,100
Schweitzer-Mauduit International, Inc.	11,100	559,995
The NASDAQ OMX Group, Inc.*	36,700	652,526
Wal-Mart Stores, Inc.	17,200	826,804
Williams Companies, Inc.	16,300	297,964
World Fuel Services Corp.	15,400	399,477
(Cost $26,125,114)		25,355,370
Total Common Stocks (Cost $63,262,053)		59,458,109

Participatory Notes 1.4%
Jordan 0.3%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013* (Cost $183,115)	11,500	173,374
Nigeria 0.6%
First Bank of Nigeria (issuer HSBC Bank PLC), 144A, Expiration Date 11/15/2010*	2,587,600	225,639
Guaranty Trust Bank PLC (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	1,161,900	129,143
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	695,800	64,099
(Cost $490,853)		418,881
Pakistan 0.5%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015 (Cost $345,734)	397,050	297,584
Total Participatory Notes (Cost $1,019,702)		889,839

Securities Lending Collateral 3.9%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $2,397,688)	2,397,688	2,397,688

Cash Equivalents 2.5%
Central Cash Management Fund, 0.21% (e) (Cost $1,554,175)	1,554,175	1,554,175
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $68,233,618)+	104.2	64,299,811
Other Assets and Liabilities, Net	(4.2)	(2,589,745)
Net Assets	100.0	61,710,066

* Non-income producing security.

+ The cost for federal income tax purposes was $68,885,157. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $4,585,346. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,694,609 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,279,955.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $2,274,443, which is 3.7% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Security is listed in country of domicile. Significant business activities of company are in China.

(d) Security is listed in country of domicile. Significant business activities of company are in Eastern Europe and South Asia.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Austria	$ —	$ 2,001,290	$ —	$ 2,001,290
Bermuda	659,737	—	—	659,737
Brazil	2,282,726	—	—	2,282,726
Cayman Islands	534,180	—	—	534,180
China	—	907,296	451,427	1,358,723
Egypt	58,960	330,405	—	389,365
France	—	1,000,330	—	1,000,330
Germany	—	4,321,646	—	4,321,646
Greece	—	164,418	—	164,418
Hong Kong	686,564	388,468	—	1,075,032
India	—	771,392	—	771,392
Indonesia	263,571	713,153	—	976,724
Ireland	—	65,702	—	65,702
Israel	206,469	—	—	206,469
Italy	—	1,041,810	—	1,041,810
Japan	—	1,450,013	—	1,450,013
Kazakhstan	—	327,378	—	327,378
Korea	58,920	1,127,348	—	1,186,268
Luxembourg	—	325,057	—	325,057
Malaysia	—	222,706	—	222,706
Mexico	210,936	—	—	210,936
Netherlands	506,013	569,523	—	1,075,536
Panama	559,383	—	—	559,383
Russia	—	130,530	—	130,530
Singapore	—	28,501	—	28,501
South Africa	—	1,302,530	—	1,302,530
Sweden	—	989,794	—	989,794
Switzerland	642,492	2,468,280	—	3,110,772
Thailand	—	729,215	—	729,215
United Kingdom	—	5,604,576	—	5,604,576
United States	25,355,370	—	—	25,355,370
Participatory Notes (g)	—	889,839	—	889,839
Short-Term Investments (g)	3,951,863	—	—	3,951,863
Total	$ 35,977,184	$ 27,871,200	$ 451,427	$ 64,299,811

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stocks
China
Balance as of December 31, 2009	$ —
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	9,183
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	442,244 (h)
Transfers (out) of Level 3	—
Balance as of June 30, 2010	$ 451,427
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ 9,183

Transfers between price levels are recognized at the beginning of the reporting period.

(h) The investment was transferred from Level 2 to Level 3 as a result of trading suspension on a securities exchange.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $64,281,755) — including $2,274,443 of securities loaned	$ 60,347,948
Investment in Daily Assets Fund Institutional (cost $2,397,688)*	2,397,688
Investment in Central Cash Management Fund (cost $1,554,175)	1,554,175
Total investments, at value (cost $68,233,618)	64,299,811
Foreign currency, at value (cost $46,853)	46,953
Receivable for investments sold	65,074
Receivable for Portfolio shares sold	1,223
Dividends receivable	109,097
Interest receivable	1,699
Foreign taxes recoverable	32,177
Other assets	208
Total assets	64,556,242
Liabilities
Payable for investments purchased	269,719
Payable for Portfolio shares redeemed	39,956
Payable upon return of securities loaned	2,397,688
Accrued management fee	64,109
Accrued expenses and payables	74,704
Total liabilities	2,846,176
Net assets, at value	$ 61,710,066
Net Assets Consist of
Undistributed net investment income	385,355
Net unrealized appreciation (depreciation) on: Investments	(3,933,807)
Foreign currency	1,117
Accumulated net realized gain (loss)	(57,683,326)
Paid-in capital	122,940,727
Net assets, at value	$ 61,710,066
Class A Net Asset Value, offering and redemption price per share ($57,606,339 ÷ 7,730,967 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.45
Class B Net Asset Value, offering and redemption price per share ($4,103,727÷ 549,168 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.47

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $51,474)	$ 786,505
Income distributions — Central Cash Management Fund	1,194
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,963
Total Income	802,662
Expenses: Management fee	315,550
Administration fee	34,486
Services to shareholders	1,899
Custodian fee and other	48,745
Distribution service fee (Class B)	5,909
Record keeping fees (Class B)	2,340
Legal fees	4,392
Audit and tax fees	30,211
Trustees' fees and expenses	3,097
Report to shareholders	6,908
Total expenses before expense reductions	453,537
Expense reductions	(79,500)
Total expenses after expense reductions	374,037
Net investment income (loss)	428,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $10,966)	3,266,207
Foreign currency	(67,224)
3,198,983
Change in net unrealized appreciation (depreciation) on: Investments (net of foreign tax credit of $11,154)	(9,654,395)
Foreign currency	802
(9,653,593)
Net gain (loss)	(6,454,610)
Net increase (decrease) in net assets resulting from operations	$ (6,025,985)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 428,625	$ 748,747
Net realized gain (loss)	3,198,983	(3,218,906)
Change in net unrealized appreciation (depreciation)	(9,653,593)	24,610,274
Net increase (decrease) in net assets resulting from operations	(6,025,985)	22,140,115
Distributions to shareholders from: Net investment income: Class A	(621,927)	(911,359)
Class B	(28,358)	(54,811)
Total distributions	(650,285)	(966,170)
Portfolio share transactions: Class A Proceeds from shares sold	3,104,393	5,051,406
Reinvestment of distributions	621,927	911,359
Cost of shares redeemed	(5,963,549)	(18,301,405)
Net increase (decrease) in net assets from Class A share transactions	(2,237,229)	(12,338,640)
Class B Proceeds from shares sold	167,180	438,509
Reinvestment of distributions	28,358	54,811
Cost of shares redeemed	(745,620)	(1,021,786)
Net increase (decrease) in net assets from Class B share transactions	(550,082)	(528,466)
Increase (decrease) in net assets	(9,463,581)	8,306,839
Net assets at beginning of period	71,173,647	62,866,808
Net assets at end of period (including undistributed net investment income of $385,355 and $607,015, respectively)	$ 61,710,066	$ 71,173,647
Other Information
Class A Shares outstanding at beginning of period	8,018,621	10,056,541
Shares sold	372,980	725,805
Shares issued to shareholders in reinvestment of distributions	72,065	174,256
Shares redeemed	(732,699)	(2,937,981)
Net increase (decrease) in Class A shares	(287,654)	(2,037,920)
Shares outstanding at end of period	7,730,967	8,018,621
Class B Shares outstanding at beginning of period	617,302	702,064
Shares sold	19,971	66,888
Shares issued to shareholders in reinvestment of distributions	3,275	10,440
Shares redeemed	(91,380)	(162,090)
Net increase (decrease) in Class B shares	(68,134)	(84,762)
Shares outstanding at end of period	549,168	617,302

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.24	$ 5.84	$ 15.66	$ 17.39	$ 14.44	$ 11.78
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.08	.11	.14	.15[d]	.12
Net realized and unrealized gain (loss)	(.76)	2.42	(5.83)	.88	4.02	2.58
Total from investment operations	(.71)	2.50	(5.72)	1.02	4.17	2.70
Less distributions from: Net investment income	(.08)	(.10)	(.19)	(.11)	(.09)	(.04)
Net realized gains	—	—	(3.91)	(2.64)	(1.13)	—
Total distributions	(.08)	(.10)	(4.10)	(2.75)	(1.22)	(.04)
Net asset value, end of period	$ 7.45	$ 8.24	$ 5.84	$ 15.66	$ 17.39	$ 14.44
Total Return (%)[c]	(8.76)**	43.82	(47.75)	6.29	30.14[d]	22.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	66	59	151	143	85
Ratio of expenses before expense reductions (%)	1.29*	1.38	1.47	1.44	1.38	1.41
Ratio of expenses after expense reductions (%)	1.06*	1.04	1.09	1.11	1.04	1.28
Ratio of net investment income (%)	1.27*	1.23	1.09	.82	.92[d]	.98
Portfolio turnover rate (%)	95**	190	229	191	136	95

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

* Annualized ** Not annualized

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.25	$ 5.85	$ 15.66	$ 17.38	$ 14.43	$ 11.78
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.06	.07	.07	.09[d]	.07
Net realized and unrealized gain (loss)	(.77)	2.42	(5.83)	.90	4.02	2.58
Total from investment operations	(.73)	2.48	(5.76)	.97	4.11	2.65
Less distributions from: Net investment income	(.05)	(.08)	(.14)	(.05)	(.03)	—
Net realized gains	—	—	(3.91)	(2.64)	(1.13)	—
Total distributions	(.05)	(.08)	(4.05)	(2.69)	(1.16)	—
Net asset value, end of period	$ 7.47	$ 8.25	$ 5.85	$ 15.66	$ 17.38	$ 14.43
Total Return (%)[c]	(8.94)**	43.23	(47.87)	5.84	29.65[d]	22.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	4	10	25	20
Ratio of expenses before expense reductions (%)	1.64*	1.73	1.82	1.81	1.76	1.79
Ratio of expenses after expense reductions (%)	1.41*	1.39	1.45	1.47	1.43	1.65
Ratio of net investment income (%)	.92*	.88	.73	.46	.53[d]	.61
Portfolio turnover rate (%)	95**	190	229	191	136	95

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

* Annualized ** Not annualized

Performance Summary June 30, 2010

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.58% and 0.92% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. See the prospectus for details.

Portfolio returns shown for the 3-year, 5-year, and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index

The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,645	$11,033	$12,709	$13,422	$17,975
	Average annual total return	6.45%	10.33%	8.32%	6.06%	6.04%
Barclays Capital GNMA Index	Growth of $10,000	$10,526	$10,828	$12,688	$13,534	$18,617
	Average annual total return	5.26%	8.28%	8.26%	6.24%	6.41%
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,632	$10,994	$12,568	$13,176	$14,622
	Average annual total return	6.32%	9.94%	7.92%	5.67%	4.87%
Barclays Capital GNMA Index	Growth of $10,000	$10,526	$10,828	$12,688	$13,534	$15,448
	Average annual total return	5.26%	8.28%	8.26%	6.24%	5.59%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,064.50	$ 1,063.20
Expenses Paid per $1,000*	$ 3.38	$ 5.17
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,021.52	$ 1,019.79
Expenses Paid per $1,000*	$ 3.31	$ 5.06

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.66%	1.01%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation (As a % of Investment Portfolio)	6/30/10	12/31/09

Mortgage-Backed Securities Pass-Throughs	69%	70%
Government & Agency Obligations	16%	10%
Collateralized Mortgage Obligation	15%	16%
Cash Equivalents	0%	4%
	100%	100%
Quality	6/30/10	12/31/09

US Government and Agencies	98%	96%
AAA*	2%	4%
	100%	100%

* Includes cash equivalents.

Interest Rate Sensitivity	6/30/10	12/31/09

Effective Maturity	5.0 years	5.7 years
Effective Duration	2.4 years	4.6 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk. Credit quality ratings are subject to change.

Effective maturity is the weighted average of the bonds held by the Portfolio taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

For more complete details about the Portfolio's investment portfolio, see page 115.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 82.9%
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	31,596	33,660
5.5%, with various maturities from 2/1/2017 until 7/1/2035 (a)	18,023,961	19,340,711
7.0%, with various maturities from 6/1/2032 until 8/1/2035	263,496	287,495
8.5%, 7/1/2030	1,798	2,077
Federal National Mortgage Association:
5.0%, with various maturities from 10/1/2033 until 1/1/2036 (a)	1,073,585	1,139,272
5.5%, 4/1/2035 (a)	7,000,000	7,514,063
7.0%, 9/1/2013	231	244
8.0%, 12/1/2024	9,332	10,573
Government National Mortgage Association:
4.5%, 5/1/2039 (a)	2,000,000	2,083,281
5.0%, with various maturities from 12/15/2032 until 6/15/2040 (a)	28,818,130	31,004,200
5.5%, with various maturities from 10/15/2032 until 3/20/2040 (a)	32,295,199	35,076,376
6.0%, with various maturities from 4/15/2013 until 7/20/2039	32,701,064	36,051,960
6.5%, with various maturities from 3/15/2014 until 2/15/2039	5,758,159	6,304,778
7.0%, with various maturities from 10/15/2026 until 2/20/2039	5,394,770	5,961,163
7.5%, with various maturities from 4/15/2026 until 1/15/2037	1,376,768	1,569,353
9.5%, with various maturities from 7/15/2016 until 12/15/2022	44,017	49,491
10.0%, with various maturities from 2/15/2016 until 3/15/2016	11,377	12,906
Total Mortgage-Backed Securities Pass-Throughs (Cost $138,399,143)		146,441,603

Collateralized Mortgage Obligations 17.3%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,658,093	1,857,416
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	1,002,520	898,290
"FO", Series 2418, 1.25%*, 2/15/2032	577,198	586,907
"FA", Series 2419, 1.35%*, 2/15/2032	521,781	531,236
"FA", Series 2436, 1.35%*, 3/15/2032	548,552	558,051
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	2,751,869	336,206
"ZK", Series 3382, 5.0%, 7/15/2037	1,137,574	1,252,391
"ST", Series 2411, Interest Only, 8.4%**, 6/15/2021	2,753,813	382,125
Federal National Mortgage Association:
"FA", Series G92-53, 1.125%*, 9/25/2022	1,422,941	1,440,803
"OF", Series 2001-60, 1.297%*, 10/25/2031	250,774	254,995
	Principal Amount ($)	Value ($)

"FB", Series 2002-30, 1.347%*, 8/25/2031	557,318	567,933
"FG", Series 2002-66, 1.347%*, 9/25/2032	858,380	873,995
"25", Series 351, Interest Only, 4.5%, 5/1/2019	598,957	62,447
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	2,597,168	333,160
"ZA", Series 2008-29, 4.5%, 4/25/2038	829,758	865,691
"20", Series 334, Interest Only, 5.0%, 3/1/2018	442,307	46,490
"21", Series 334, Interest Only, 5.0%, 3/1/2018	291,490	29,560
''23", Series 339, Interest Only, 5.0%, 7/1/2018	614,694	62,796
"ZA", Series 2008-24, 5.0%, 4/25/2038	587,381	652,329
"BP", Series 2005-96, 5.9%, 2/25/2015	1,668,973	1,691,839
"SA", Series G92-57, IOette, 81.6%**, 10/25/2022	76,251	149,254
Government National Mortgage Association:
"FB", Series 2001-28, 0.85%*, 6/16/2031	533,866	537,839
"HI", Series 2010-H06, Interest Only, 1.133%**, 4/20/2060	1,008,010	51,711
"BI", Series 2010-H01, Interest Only, 1.576%**, 1/20/2060	1,993,435	153,295
"FI", Series 2009-H01, Interest Only, 1.703%**, 11/20/2059	2,003,713	155,288
"JY", Series 2010-20, 4.0%, 12/20/2033	1,751,155	1,759,133
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	662,316
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	549,954
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,040,424	2,245,278
"Z", Series 2004-61, 5.0%, 8/16/2034	1,003,384	1,118,052
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	1,080,722
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,435,370	1,583,923
"GZ", Series 2005-24, 5.0%, 3/20/2035	435,322	476,583
"ZA", Series 2005-75, 5.0%, 10/16/2035	489,730	549,719
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,097,757
"MZ", Series 2009-98, 5.0%, 10/16/2039	878,750	918,380
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	633,578	83,660
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	1,336,514	170,140
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	240,817
"ZA", Series 2006-7, 5.5%, 2/20/2036	2,156,350	2,458,047
"NZ", Series 2009-65, 5.5%, 8/20/2039	347,534	387,303
	Principal Amount ($)	Value ($)

"KZ", Series 2009-78, 5.5%, 9/16/2039	318,856	361,336
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	613,923	103,767
"SJ", Series 2004-22, Interest Only, 6.253%**, 4/20/2034	1,912,461	41,858
"SA", Series 2006-47, Interest Only, 6.45%**, 8/16/2036	440,275	70,759
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	1,001,824	188,516
"SA", Series 1999-30, Interest Only, 7.65%**, 4/16/2029	783,484	60,841
Total Collateralized Mortgage Obligations (Cost $27,214,081)		30,540,908

Government & Agency Obligations 18.9%
Other Government Related 2.2%
Citibank NA, FDIC Guaranteed, 0.39%*, 5/7/2012	2,800,000	2,806,490
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.767%*, 6/15/2012	537,000	538,831
Series 3, FDIC Guaranteed, 0.787%*, 12/26/2012	463,000	467,299
		3,812,620
	Principal Amount ($)	Value ($)

US Government Sponsored Agencies 16.1%
Federal Home Loan Bank, 4.875%, 11/18/2011	25,000,000	26,472,755
Federal National Mortgage Association, 8.45%*, 2/27/2023	2,000,000	2,005,000
		28,477,755
US Treasury Obligation 0.6%
US Treasury Bill, 0.22%***, 9/16/2010 (b)	1,045,000	1,044,653
Total Government & Agency Obligations (Cost $33,331,028)		33,335,028
	Shares	Value ($)

Cash Equivalents 0.4%
Central Cash Management Fund, 0.21% (c) (Cost $805,762)	805,762	805,762
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $199,750,014)+	119.5	211,123,301
Other Assets and Liabilities, Net	(19.5)	(34,504,525)
Net Assets	100.0	176,618,776

* These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of June 30, 2010.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $199,705,867. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $11,417,434. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,553,637 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $136,203.

(a) When-issued or delayed delivery securities included.

(b) At June 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	USD	9/21/2010	133	16,298,734	87,760

At June 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Interest Rate Swap	USD	9/13/2010	40	4,307,500	(77,276)
2 Year US Treasury Note	USD	9/30/2010	60	13,129,688	(32,623)
90 Day Eurodollar	USD	12/13/2010	25	6,201,875	(63,695)
90 Day Eurodollar	USD	9/13/2010	25	6,209,063	(45,257)
90 Day Eurodollar	USD	6/13/2011	25	6,191,250	(99,632)
90 Day Eurodollar	USD	9/19/2011	25	6,182,188	(110,482)
90 Day Eurodollar	USD	3/14/2011	25	6,197,500	(83,070)
Ultra Long Term US Treasury Bond	USD	9/21/2010	5	679,063	(14,073)
Total unrealized depreciation					(526,108)

At June 30, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Portfolio	Cash Flows Received by the Portfolio	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/15/2010 9/15/2014	5,400,000[1]	Fixed — 3.15%	Floating — LIBOR	(267,860)	2,460	(270,320)
9/15/2010 9/15/2014	5,400,000[1]	Fixed — 3.15%	Floating — LIBOR	(267,860)	17,939	(285,799)
4/20/2009 4/20/2024	1,000,000[1]	Floating — LIBOR	Floating — 7.5%++	6,596	—	6,596
5/15/2009 5/15/2024	1,000,000[1]	Floating — LIBOR	Floating — 7.5%++	(2,061)	—	(2,061)
Total net unrealized depreciation						(551,584)

++ These interest rate swaps are shown at their current rate as of June 30,2010.

At June 30, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
5/28/2010 6/1/2012	6,900,000[2]	0.45%	Global Interest Rate Strategy Index	(114,498)	4,600	(119,098)

Counterparties:

1 Morgan Stanley

2 Citigroup, Inc.

LIBOR: London InterBank Offered Rate

For information on the Portfolio's policy and additional disclosures regarding futures contracts, interest rate swaps and total return swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (d) Mortgage-Backed Securities Pass-Throughs	$ —	$ 146,441,603	$ —	$ 146,441,603
Collateralized Mortgage Obligations	—	30,385,620	155,288	30,540,908
Government & Agency Obligations	—	32,290,375	—	32,290,375
Short-Term Investments	805,762	1,044,653	—	1,850,415
Derivatives	—	6,596	—	6,596
Total	$ 805,762	$ 210,168,847	$ 155,288	$ 211,129,897
Liabilities
Derivatives (e)	$ (438,348)	$ (677,278)	$ —	$ (1,115,626)
Total	$ (438,348)	$ (677,278)	$ —	$ (1,115,626)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Collateralized Mortgage Obligations	Government & Agency Obligations	Total
Balance as of December 31, 2009	$ 135,301	$ 523,600	$ 658,901
Realized gains (loss)	—	—	—
Change in unrealized appreciation (depreciation)	19,886	36,400	56,286
Amortization premium/discount	101	—	101
Net purchases (sales)	—	(560,000)	(560,000)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of June 30, 2010	$ 155,288	$ —	$ 155,288
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ 19,886	$ —	$ 19,886

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments Investments in securities, at value (cost $198,944,252)	$ 210,317,539
Investment in Central Cash Management Fund (cost $805,762)	805,762
Total investments, at value (cost $199,750,014)	211,123,301
Cash	10,781
Receivable for when-issued and delayed delivery securities sold	61,350,268
Receivable for variation margin on open futures contracts	795
Receivable for Portfolio shares sold	60,712
Unrealized appreciation on open swap contracts	6,596
Upfront payments paid on open swap contracts	24,999
Interest receivable	868,288
Other assets	1,946
Total assets	273,447,686
Liabilities
Payable for investments purchased	30,500,516
Payable for when-issued and delayed delivery securities purchased	65,486,762
Payable for Portfolio shares redeemed	2,955
Unrealized depreciation on open swap contracts	677,278
Accrued management fee	68,629
Other accrued expenses and payables	92,770
Total liabilities	96,828,910
Net assets, at value	$ 176,618,776
Net Assets Consist of
Undistributed net investment income	3,406,900
Net unrealized appreciation (depreciation) on: Investments	11,373,287
Futures	(438,348)
Swap contracts	(670,682)
Accumulated net realized gain (loss)	2,965,960
Paid-in capital	159,981,659
Net assets, at value	$ 176,618,776
Class A Net Asset Value, offering and redemption price per share ($170,233,784 ÷ 13,135,679 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.96
Class B Net Asset Value, offering and redemption price per share ($6,384,992 ÷ 492,792 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.96

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Interest	$ 4,298,353
Income distributions — Central Cash Management Fund	6,206
Total Income	4,304,559
Expenses: Management fee	396,711
Administration fee	88,158
Distribution service fee (Class B)	7,998
Custodian fee	9,534
Services to shareholders	1,110
Record keeping fees (Class B)	3,103
Trustees' fees and expenses	5,148
Reports to shareholders	20,385
Audit and tax fees	34,209
Legal fees	5,267
Other	24,606
Total expenses	596,229
Net investment income	3,708,330
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,881,246
Futures	1,330,241
Written options	81,801
Swap contracts	209,490
3,502,778
Change in net unrealized appreciation (depreciation) on: Investments	4,266,317
Futures	183,273
Swap contracts	(607,824)
3,841,766
Net gain (loss)	7,344,544
Net increase (decrease) in net assets resulting from operations	$ 11,052,874

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 3,708,330	$ 8,168,646
Net realized gain (loss)	3,502,778	2,256,128
Change in net unrealized appreciation (depreciation)	3,841,766	5,187,713
Net increase (decrease) in net assets resulting from operations	11,052,874	15,612,487
Distributions to shareholders from: Net investment income: Class A	(7,785,441)	(9,576,836)
Class B	(277,185)	(337,035)
Total distributions	(8,062,626)	(9,913,871)
Portfolio share transactions: Class A Proceeds from shares sold	27,584,570	23,250,916
Reinvestment of distributions	7,785,441	9,576,836
Cost of shares redeemed	(37,100,745)	(80,587,867)
Net increase (decrease) in net assets from Class A share transactions	(1,730,734)	(47,760,115)
Class B Proceeds from shares sold	398,583	1,821,403
Reinvestment of distributions	277,185	337,035
Cost of shares redeemed	(922,024)	(3,752,537)
Net increase (decrease) in net assets from Class B share transactions	(246,256)	(1,594,099)
Increase (decrease) in net assets	1,013,258	(43,655,598)
Net assets at beginning of period	175,605,518	219,261,116
Net assets at end of period (including undistributed net investment income of $3,406,900 and $7,761,196, respectively)	$ 176,618,776	$ 175,605,518
Other Information
Class A Shares outstanding at beginning of period	13,231,519	17,044,556
Shares sold	2,151,556	1,856,164
Shares issued to shareholders in reinvestment of distributions	623,833	788,217
Shares redeemed	(2,871,229)	(6,457,418)
Net increase (decrease) in Class A shares	(95,840)	(3,813,037)
Shares outstanding at end of period	13,135,679	13,231,519
Class B Shares outstanding at beginning of period	510,999	639,523
Shares sold	31,103	144,579
Shares issued to shareholders in reinvestment of distributions	22,193	27,739
Shares redeemed	(71,503)	(300,842)
Net increase (decrease) in Class B shares	(18,207)	(128,524)
Shares outstanding at end of period	492,792	510,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.40	$ 12.38	$ 12.28	$ 12.26	$ 12.55
Income (loss) from investment operations: Net investment income[b]	.27	.52	.56	.58	.55	.51
Net realized and unrealized gain (loss)	.53	.45	.04	.12	(.06)	(.20)
Total from investment operations	.80	.97	.60	.70	.49	.31
Less distributions from: Net investment income	(.62)	(.59)	(.58)	(.60)	(.47)	(.50)
Net realized gains	—	—	—	—	—	(.10)
Total distributions	(.62)	(.59)	(.58)	(.60)	(.47)	(.60)
Net asset value, end of period	$ 12.96	$ 12.78	$ 12.40	$ 12.38	$ 12.28	$ 12.26
Total Return (%)	6.45**	8.08	4.93[c]	5.95[c]	4.16	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170	169	211	199	211	243
Ratio of expenses before expense reductions (%)	.66*	.58	.66	.66	.67	.63
Ratio of expenses after expense reductions (%)	.66*	.58	.65	.63	.67	.63
Ratio of net investment income (%)	4.22*	4.16	4.58	4.77	4.56	4.17
Portfolio turnover rate (%)	190**	390	543	465	241	191

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.75	$ 12.37	$ 12.35	$ 12.25	$ 12.23	$ 12.52
Income (loss) from investment operations: Net investment income[b]	.25	.48	.52	.53	.50	.47
Net realized and unrealized gain (loss)	.53	.45	.03	.12	(.06)	(.21)
Total from investment operations	.78	.93	.55	.65	.44	.26
Less distributions from: Net investment income	(.57)	(.55)	(.53)	(.55)	(.42)	(.45)
Net realized gains	—	—	—	—	—	(.10)
Total distributions	(.57)	(.55)	(.53)	(.55)	(.42)	(.55)
Net asset value, end of period	$ 12.96	$ 12.75	$ 12.37	$ 12.35	$ 12.25	$ 12.23
Total Return (%)	6.32**	7.70	4.60[c]	5.43[c]	3.74	2.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	8	5	33	47
Ratio of expenses before expense reductions (%)	1.01*	.92	1.00	1.04	1.07	1.02
Ratio of expenses after expense reductions (%)	1.01*	.92	1.00	1.01	1.07	1.02
Ratio of net investment income (%)	3.87*	3.81	4.24	4.39	4.16	3.78
Portfolio turnover rate (%)	190**	390	543	465	241	191

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.67% and 0.94% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. See the prospectus for details.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,376	$12,201	$10,826	$12,691	$17,079
	Average annual total return	3.76%	22.01%	2.68%	4.88%	5.50%
Credit Suisse High Yield Index	Growth of $10,000	$10,469	$12,691	$11,801	$13,896	$20,914
	Average annual total return	4.69%	26.91%	5.68%	6.80%	7.66%
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,347	$12,158	$10,730	$12,455	$17,899
	Average annual total return	3.47%	21.58%	2.37%	4.49%	7.55%
Credit Suisse High Yield Index	Growth of $10,000	$10,469	$12,691	$11,801	$13,896	$20,645
	Average annual total return	4.69%	26.91%	5.68%	6.80%	9.48%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,037.60	$ 1,034.70
Expenses Paid per $1,000*	$ 3.84	$ 5.25
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,021.03	$ 1,019.64
Expenses Paid per $1,000*	$ 3.81	$ 5.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.76%	1.04%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS High Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Corporate Bonds	84%	91%
Cash Equivalents	9%	0%
Loan Participations and Assignments	5%	8%
Common Stocks	1%	0%
Preferred Securities	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/10	12/31/09

Consumer Discretionary	20%	18%
Financials	15%	17%
Energy	13%	11%
Materials	12%	14%
Industrials	11%	8%
Telecommunication Services	10%	11%
Information Technology	6%	3%
Health Care	5%	7%
Utilities	4%	8%
Consumer Staples	4%	3%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/10	12/31/09

Cash Equivalents	2%	2%
AAA	8%	—
A	0%	1%
BBB	1%	7%
BB	26%	34%
B	49%	36%
CCC	9%	14%
D	1%	3%
Not Rated	4%	3%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/10	12/31/09

Under 1 year	16%	7%
1-4.99 years	45%	45%
5-9.99 years	37%	47%
10-14.99 years	1%	—
15 years or greater	1%	1%
	100%	100%
Interest Rate Sensitivity	6/30/10	12/31/09

Effective Maturity	4.3 years	4.8 years
Effective Duration	3.5 years	3.7 years

Asset allocation, sector diversification, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk. Credit quality ratings are subject to change.

Effective maturity is the weighted average of the bonds held by the Portfolio taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

For more complete details about the Portfolio's investment portfolio, see page 127.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS High Income VIP

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 81.4%
Consumer Discretionary 15.1%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		590,000	567,875
8.75%, 6/1/2019		765,000	768,825
American Achievement Corp., 144A, 8.25%, 4/1/2012		255,000	253,088
Ameristar Casinos, Inc., 9.25%, 6/1/2014 (b)		395,000	413,762
ArvinMeritor, Inc., 8.125%, 9/15/2015		280,000	268,800
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	554,600
8.0%, 3/15/2014		250,000	246,875
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		380,000	376,200
Avis Budget Car Rental LLC, 144A, 9.625%, 3/15/2018		260,000	262,600
Brunswick Corp., 144A, 11.25%, 11/1/2016		295,000	324,500
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	65,000
8.0%, 4/15/2020		65,000	65,813
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		340,000	81,600
Carrols Corp., 9.0%, 1/15/2013		225,000	223,875
CCO Holdings LLC:
144A, 7.875%, 4/30/2018		225,000	226,125
144A, 8.125%, 4/30/2020		150,000	153,375
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,280,000	1,275,200
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 9.25%, 12/15/2017		100,000	99,500
Series B, 144A, 9.25%, 12/15/2017		150,000	150,750
Cooper-Standard Automotive, Inc., 144A, 8.5%, 5/1/2018		155,000	156,163
CSC Holdings LLC:
8.5%, 4/15/2014		500,000	521,250
8.5%, 6/15/2015		430,000	443,975
DISH DBS Corp., 7.125%, 2/1/2016		465,000	466,162
Dollarama Group Holdings LP, 7.287%***, 8/15/2012 (c)		347,000	350,470
Easton-Bell Sports, Inc., 144A, 9.75%, 12/1/2016		75,000	77,625
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		490,000	1,838
Gannett Co., Inc.:
144A, 8.75%, 11/15/2014		145,000	151,525
144A, 9.375%, 11/15/2017		295,000	310,488
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		225,000	244,688
Gray Television, Inc., 144A, 10.5%, 6/29/2015		350,000	339,500
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	497,425
		Principal Amount ($)(a)	Value ($)

Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		375,000	303,750
Harrah's Operating Co., Inc.:
11.25%, 6/1/2017		1,415,000	1,489,287
144A, 12.75%, 4/15/2018		295,000	281,725
Hertz Corp., 8.875%, 1/1/2014		1,005,000	1,017,562
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		337,000	303,300
Lear Corp.:
7.875%, 3/15/2018		235,000	235,588
8.125%, 3/15/2020		230,000	230,575
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		85,000	93,713
Mediacom LLC, 9.125%, 8/15/2019		560,000	540,400
MGM Resorts International:
144A, 9.0%, 3/15/2020		145,000	148,988
10.375%, 5/15/2014		340,000	369,750
11.125%, 11/15/2017		455,000	501,637
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		150,000	133,500
Netflix, Inc., 8.5%, 11/15/2017		145,000	150,800
Nexstar Broadcasting, Inc., 144A, 8.875%, 4/15/2017		295,000	296,475
Norcraft Companies LP, 144A, 10.5%, 12/15/2015		1,260,000	1,297,800
Norcraft Holdings LP, 9.75%, 9/1/2012		630,000	596,137
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,085,000	1,019,900
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		160,000	161,400
Pinnacle Entertainment, Inc., 7.5%, 6/15/2015		240,000	225,000
Sabre Holdings Corp., 8.35%, 3/15/2016		515,000	491,825
Seminole Indian Tribe of Florida, 144A, 7.804%, 10/1/2020		480,000	432,706
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		315,000	338,231
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015 (b)		340,000	334,900
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		565,000	573,475
Standard Pacific Corp.:
8.375%, 5/15/2018		100,000	95,000
10.75%, 9/15/2016		440,000	470,800
Toys "R" Us, Inc., 7.375%, 10/15/2018		695,000	653,300
Travelport LLC:
5.163%***, 9/1/2014		390,000	364,650
9.875%, 9/1/2014		640,000	641,600
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		105,000	131
United Components, Inc., 9.375%, 6/15/2013		80,000	80,400
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	675,930
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		945,000	926,100
		Principal Amount ($)(a)	Value ($)

UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	540,000	638,878
144A, 8.0%, 11/1/2016	EUR	405,000	470,491
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		242,357	101,184
Videotron Ltd., 6.875%, 1/15/2014		80,000	80,400
WMG Acquisition Corp., 9.5%, 6/15/2016		375,000	399,375
Young Broadcasting, Inc., 8.75%, 1/15/2014**		2,040,000	1,224
Ziggo Bond Co. BV, 144A, 8.0%, 5/15/2018	EUR	90,000	106,204
			27,213,563
Consumer Staples 2.9%
B&G Foods, Inc., 7.625%, 1/15/2018		170,000	170,850
Cott Beverages, Inc., 144A, 8.375%, 11/15/2017		145,000	146,450
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		215,000	215,538
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		555,000	466,200
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		280,000	256,900
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,081,750	1,779,896
Rite Aid Corp., 7.5%, 3/1/2017		295,000	261,075
Smithfield Foods, Inc., 7.75%, 7/1/2017		1,495,000	1,427,725
SUPERVALU, Inc., 8.0%, 5/1/2016		210,000	207,900
Tops Markets LLC, 144A, 10.125%, 10/15/2015		330,000	339,900
			5,272,434
Energy 11.4%
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		845,000	900,981
Belden & Blake Corp., 8.75%, 7/15/2012		2,050,000	1,911,625
Bristow Group, Inc., 7.5%, 9/15/2017		485,000	463,175
Chaparral Energy, Inc., 8.5%, 12/1/2015		1,370,000	1,274,100
Chesapeake Energy Corp.:
6.25%, 1/15/2018		345,000	348,450
6.875%, 11/15/2020		510,000	514,462
7.25%, 12/15/2018		620,000	640,150
9.5%, 2/15/2015		260,000	287,300
Cloud Peak Energy Resources LLC:
144A, 8.25%, 12/15/2017		145,000	143,550
144A, 8.5%, 12/15/2019		150,000	149,250
Coffeyville Resources LLC, 144A, 9.0%, 4/1/2015		410,000	405,900
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		655,000	676,287
144A, 8.25%, 4/1/2020		250,000	260,625
Continental Resources, Inc.:
144A, 7.375%, 10/1/2020		195,000	191,588
8.25%, 10/1/2019		105,000	109,725
Crosstex Energy LP, 8.875%, 2/15/2018		365,000	364,544
Dynegy Holdings, Inc., 7.75%, 6/1/2019		375,000	259,219
		Principal Amount ($)(a)	Value ($)

El Paso Corp.:
7.25%, 6/1/2018		495,000	496,334
8.25%, 2/15/2016		310,000	324,725
Global Geophysical Services, Inc., 144A, 10.5%, 5/1/2017		775,000	744,000
Holly Corp., 144A, 9.875%, 6/15/2017		545,000	559,987
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		330,000	331,650
Linn Energy LLC:
144A, 8.625%, 4/15/2020		305,000	312,244
11.75%, 5/15/2017		650,000	737,750
Newfield Exploration Co., 7.125%, 5/15/2018		640,000	633,600
OPTI Canada, Inc.:
7.875%, 12/15/2014		1,260,000	1,096,200
8.25%, 12/15/2014		420,000	365,400
144A, 9.0%, 12/15/2012		140,000	141,400
Petrohawk Energy Corp.:
7.875%, 6/1/2015		220,000	220,550
9.125%, 7/15/2013		450,000	469,125
10.5%, 8/1/2014		380,000	408,500
Plains Exploration & Production Co.:
7.0%, 3/15/2017		220,000	210,100
7.625%, 6/1/2018		720,000	703,800
8.625%, 10/15/2019		400,000	405,000
Quicksilver Resources, Inc., 7.125%, 4/1/2016		155,000	142,988
Regency Energy Partners LP, 8.375%, 12/15/2013		515,000	530,450
Sabine Pass LNG LP:
7.25%, 11/30/2013		930,000	837,000
7.5%, 11/30/2016		100,000	83,250
Southwestern Energy Co., 7.5%, 2/1/2018		585,000	621,562
Stone Energy Corp.:
6.75%, 12/15/2014		590,000	501,500
8.625%, 2/1/2017		825,000	742,500
			20,520,546
Financials 12.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		925,000	786,250
Ally Financial, Inc.:
7.0%, 2/1/2012		565,000	568,531
144A, 8.0%, 3/15/2020		545,000	532,737
8.0%, 11/1/2031		215,000	198,338
Antero Resources Finance Corp., 144A, 9.375%, 12/1/2017		215,000	215,000
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		712,400	413,192
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		250,000	45,000
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		570,000	582,825
Case New Holland, Inc., 7.75%, 9/1/2013		290,000	296,525
CIT Group, Inc., 7.0%, 5/1/2017		1,435,000	1,291,500
DuPont Fabros Technology LP, 144A (REIT), 8.5%, 12/15/2017		435,000	445,875
		Principal Amount ($)(a)	Value ($)

E*TRADE Financial Corp.:
7.375%, 9/15/2013		995,000	895,500
12.5%, 11/30/2017 (PIK)		632,000	671,500
Express LLC, 144A, 8.75%, 3/1/2018		260,000	264,550
Expro Finance Luxembourg SCA, 144A, 8.5%, 12/15/2016		290,000	276,950
FCE Bank PLC, 9.375%, 1/17/2014	EUR	700,000	898,795
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		257,000	260,855
Ford Motor Credit Co., LLC, 8.125%, 1/15/2020		100,000	102,069
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	455,175
Hellas Telecommunications Finance SCA, 144A, 8.644%***, 7/15/2015 (PIK)	EUR	315,220	42
Hexion US Finance Corp., 8.875%, 2/1/2018		955,000	861,887
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		325,000	324,188
144A, 9.25%, 5/15/2015	EUR	120,000	145,275
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		670,000	685,075
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		235,000	222,663
144A, 8.75%, 3/15/2017		465,000	440,588
iPayment, Inc., 9.75%, 5/15/2014		475,000	432,250
LBI Escrow Corp., 144A, 8.0%, 11/1/2017		360,000	370,800
National Money Mart Co., 144A, 10.375%, 12/15/2016		790,000	801,850
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		575,000	115,000
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		505,000	481,012
11.5%, 5/1/2016		150,000	163,875
Nuveen Investments, Inc., 10.5%, 11/15/2015		615,000	535,050
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		510,000	467,925
Pinnacle Foods Finance LLC:
9.25%, 4/1/2015		345,000	351,900
144A, 9.25%, 4/1/2015		350,000	357,000
Reynolds Group Issuer, Inc.:
144A, 7.75%, 10/15/2016		550,000	537,625
144A, 8.5%, 5/15/2018		610,000	598,562
SLM Corp., 8.0%, 3/25/2020		135,000	118,555
Susser Holdings LLC, 144A, 8.5%, 5/15/2016		175,000	175,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,220,000	92
UCI Holdco, Inc., 8.537%***, 12/15/2013 (PIK)		735,297	713,238
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,135,000	1,198,844
Wind Acquisition Finance SA:
144A, 11.0%, 12/1/2015	EUR	1,515,000	1,852,617
144A, 11.75%, 7/15/2017	EUR	345,000	426,102
144A, 12.0%, 12/1/2015		85,000	87,975
		Principal Amount ($)(a)	Value ($)

Wind Acquisition Holdings Finance SA, 144A, 12.25%, 7/15/2017 (PIK)	EUR	335,000	370,737
			22,036,894
Health Care 4.4%
Community Health Systems, Inc., 8.875%, 7/15/2015		2,815,000	2,902,969
HCA, Inc.:
9.25%, 11/15/2016		2,040,000	2,162,400
9.625%, 11/15/2016 (PIK)		809,000	865,630
IASIS Healthcare LLC, 8.75%, 6/15/2014		525,000	522,375
The Cooper Companies, Inc., 7.125%, 2/15/2015		840,000	842,100
Valeant Pharmaceuticals International, 8.375%, 6/15/2016		300,000	339,000
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		285,000	273,600
			7,908,074
Industrials 9.5%
Acco Brands Corp., 10.625%, 3/15/2015		105,000	113,925
Actuant Corp., 6.875%, 6/15/2017		300,000	292,500
ARAMARK Corp., 8.5%, 2/1/2015		560,000	565,600
BE Aerospace, Inc., 8.5%, 7/1/2018		300,000	315,000
Belden, Inc., 7.0%, 3/15/2017		420,000	405,825
Cenveo Corp., 8.875%, 2/1/2018		1,055,000	1,012,800
Congoleum Corp., 8.625%, 8/1/2008**		1,200,000	273,000
Corrections Corp. of America, 7.75%, 6/1/2017		35,000	36,313
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		110,000	115,500
DynCorp International, Inc., 144A, 10.375%, 7/1/2017 (d)		270,000	270,675
Esco Corp., 144A, 4.412%***, 12/15/2013		430,000	393,450
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	380,625
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		300,000	297,000
Iron Mountain, Inc., 8.375%, 8/15/2021		530,000	540,600
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		435,000	406,725
10.625%, 10/15/2016		365,000	365,000
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		1,045,000	1,063,287
7.625%, 12/1/2013		1,085,000	1,106,700
144A, 8.0%, 2/1/2018		715,000	740,025
Kansas City Southern Railway Co., 8.0%, 6/1/2015		655,000	674,650
McJunkin Red Man Corp., 144A, 9.5%, 12/15/2016		625,000	606,250
Mobile Mini, Inc., 9.75%, 8/1/2014		420,000	429,450
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		680,000	652,800
Ply Gem Industries, Inc., 144A, 13.125%, 7/15/2014		450,000	455,625
		Principal Amount ($)(a)	Value ($)

RailAmerica, Inc., 9.25%, 7/1/2017		304,000	318,440
RBS Global, Inc. & Rexnord Corp.:
144A, 8.5%, 5/1/2018		715,000	693,550
11.75%, 8/1/2016		120,000	125,100
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		135,000	136,350
Sitel LLC, 144A, 11.5%, 4/1/2018		565,000	522,625
Spirit AeroSystems, Inc., 7.5%, 10/1/2017		215,000	210,700
Titan International, Inc., 8.0%, 1/15/2012		1,190,000	1,237,600
TransDigm, Inc.:
144A, 7.75%, 7/15/2014		170,000	170,000
7.75%, 7/15/2014		260,000	260,650
Triumph Group, Inc., 8.0%, 11/15/2017		75,000	71,625
United Rentals North America, Inc.:
7.0%, 2/15/2014		360,000	338,400
9.25%, 12/15/2019		830,000	836,225
10.875%, 6/15/2016		390,000	418,275
USG Corp., 144A, 9.75%, 8/1/2014		220,000	228,800
			17,081,665
Information Technology 4.4%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		570,000	376,200
Amkor Technology, Inc., 144A, 7.375%, 5/1/2018		250,000	242,500
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		780,000	780,000
First Data Corp., 9.875%, 9/24/2015		490,000	372,400
Freescale Semiconductor, Inc.:
8.875%, 12/15/2014		745,000	679,812
144A, 9.25%, 4/15/2018		1,150,000	1,135,625
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	151,525
JDA Software Group, Inc., 144A, 8.0%, 12/15/2014		145,000	145,725
ManTech International Corp., 144A, 7.25%, 4/15/2018		120,000	121,200
MasTec, Inc., 7.625%, 2/1/2017		610,000	593,225
NXP BV, 7.875%, 10/15/2014		480,000	440,400
Seagate HDD Cayman, 144A, 6.875%, 5/1/2020		125,000	118,750
Seagate Technology International, 144A, 10.0%, 5/1/2014		235,000	267,900
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		1,790,000	1,848,175
10.625%, 5/15/2015		365,000	390,094
Vangent, Inc., 9.625%, 2/15/2015		350,000	334,688
			7,998,219
Materials 9.9%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		237,000	201,450
Ashland, Inc., 9.125%, 6/1/2017		260,000	284,700
Berry Plastics Corp.:
8.25%, 11/15/2015		660,000	655,050
144A, 9.5%, 5/15/2018		390,000	356,850
		Principal Amount ($)(a)	Value ($)

Boise Paper Holdings LLC, 144A, 8.0%, 4/1/2020		170,000	169,575
CF Industries, Inc., 6.875%, 5/1/2018		155,000	157,712
Clondalkin Acquisition BV, 144A, 2.537%***, 12/15/2013		265,000	229,225
CPG International I, Inc., 10.5%, 7/1/2013		880,000	875,600
Crown Americas LLC, 144A, 7.625%, 5/15/2017		40,000	41,400
Domtar Corp., 10.75%, 6/1/2017		380,000	456,000
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,410,000	1,339,500
Exopack Holding Corp., 11.25%, 2/1/2014		1,415,000	1,432,687
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,103,124
10.0%, 3/31/2015		1,277,440	1,085,824
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017		420,000	428,400
144A, 8.25%, 5/1/2016		500,000	533,125
Graphic Packaging International, Inc., 9.5%, 6/15/2017		810,000	846,450
Hexcel Corp., 6.75%, 2/1/2015		1,425,000	1,396,500
Huntsman International LLC, 144A, 8.625%, 3/15/2020		255,000	235,875
Innophos, Inc., 8.875%, 8/15/2014		170,000	175,100
Koppers, Inc., 7.875%, 12/1/2019		440,000	444,400
Kronos International, Inc., 6.5%, 4/15/2013	EUR	185,000	187,769
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		1,120,000	963,200
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		200,000	172,000
NewMarket Corp., 7.125%, 12/15/2016		1,005,000	974,850
Novelis, Inc.:
7.25%, 2/15/2015		295,000	284,675
11.5%, 2/15/2015		360,000	376,200
Owens-Brockway Glass Container, Inc., 144A, 3.0%, 6/1/2015		235,000	215,906
Radnor Holdings Corp., 11.0%, 3/15/2010**		265,000	27
Silgan Holdings, Inc., 7.25%, 8/15/2016		415,000	425,375
United States Steel Corp., 7.375%, 4/1/2020		480,000	474,600
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	944,700
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		805,911	463,399
			17,931,248
Telecommunication Services 9.2%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		720,000	673,200
8.75%, 3/15/2018		350,000	317,625
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		240,000	239,100
Cricket Communications, Inc.:
9.375%, 11/1/2014		1,265,000	1,283,975
10.0%, 7/15/2015 (b)		380,000	397,100
		Principal Amount ($)(a)	Value ($)

Crown Castle International Corp., 9.0%, 1/15/2015		775,000	819,562
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		495,000	510,469
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,090,000	1,079,100
ERC Ireland Preferred Equity Ltd., 144A, 7.683%***, 2/15/2017 (PIK)	EUR	614,119	90,415
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		278,182	89,018
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,105,000	1,118,812
Intelsat Corp.:
9.25%, 8/15/2014		160,000	163,600
9.25%, 6/15/2016		1,735,000	1,821,750
Intelsat Jackson Holdings SA:
144A, 8.5%, 11/1/2019		365,000	368,650
11.25%, 6/15/2016		65,000	69,225
Intelsat Subsidiary Holding Co. SA:
Series B, 144A, 8.875%, 1/15/2015		165,000	166,856
8.875%, 1/15/2015		960,000	975,600
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		1,755,000	1,807,650
New Communications Holdings, Inc.:
144A, 7.875%, 4/15/2015		65,000	65,488
144A, 8.25%, 4/15/2017		395,000	396,481
144A, 8.5%, 4/15/2020		525,000	526,313
144A, 8.75%, 4/15/2022		70,000	70,000
Sprint Nextel Corp., 8.375%, 8/15/2017		590,000	590,000
Telesat Canada, 11.0%, 11/1/2015		1,545,000	1,668,600
Windstream Corp.:
7.0%, 3/15/2019		430,000	396,675
7.875%, 11/1/2017		845,000	824,931
8.625%, 8/1/2016		70,000	70,525
			16,600,720
Utilities 2.4%
AES Corp.:
8.0%, 10/15/2017		415,000	419,150
8.0%, 6/1/2020		525,000	527,625
Energy Future Holdings Corp.:
144A, 10.0%, 1/15/2020		150,000	149,250
10.875%, 11/1/2017		495,000	366,300
Mirant North America LLC, 7.375%, 12/31/2013		270,000	276,075
NRG Energy, Inc., 7.375%, 1/15/2017		990,000	980,100
NV Energy, Inc.:
6.75%, 8/15/2017		455,000	458,371
8.625%, 3/15/2014		200,000	205,500
RRI Energy, Inc., 7.875%, 6/15/2017		150,000	141,750
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		1,050,000	693,000
			4,217,121
Total Corporate Bonds (Cost $153,808,544)			146,780,484
		Principal Amount ($)(a)	Value ($)

Loan Participations and Assignments 5.7%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		700,000	0
Buffets, Inc.:
Letter of Credit, First Lien, 7.375%, 4/22/2015		89,389	69,276
Term Loan B, 10.0%, 4/21/2015		380,000	341,620
Charter Communications Operating LLC, New Term Loan, 7.25%, 3/6/2014		1,253,351	1,257,788
Clarke American Corp., Term Loan B, 2.847%, 6/30/2014		138,220	119,214
First Data Corp., Term Loan B1, 3.097%, 9/24/2014		520,000	438,833
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.347%, 3/26/2014		1,019,607	827,299
Letter of Credit, 2.533%, 3/26/2014		60,643	49,205
IASIS Healthcare LLC, Term Loan, 5.588%, 6/13/2014 (PIK)		662,500	597,078
Kabel Deutschland GmbH, Term Loan, 7.983%, 12/19/2014 (PIK)	EUR	1,633,104	1,890,060
Sabre, Inc., Term Loan B, 2.347%, 9/30/2014		408,838	364,293
Sbarro, Inc., Term Loan, 4.847%, 1/31/2014		305,000	272,213
Scorpion Holding Ltd., Second Lien Term Loan, 7.847%, 5/8/2014		875,000	877,188
Texas Competitive Electric Holdings Co., LLC:
Term Loan B3, 3.85%, 10/10/2014		2,244,875	1,657,200
Term Loan B2, 4.066%, 10/10/2014		344,755	256,110
Tribune Co., Term Loan B, 5.25%, 6/4/2014**		1,009,426	616,885
US Foodservice, Inc., Term Loan B, 2.85%, 5/29/2012		468,795	403,918
VML US Finance LLC:
Delayed Draw Term Loan B, 5.04%, 5/25/2012		109,916	107,152
Term Loan B, 5.04%, 5/27/2013		190,293	185,509
Total Loan Participations and Assignments (Cost $12,333,945)			10,330,841

Preferred Security 0.5%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $729,804)		1,135,000	885,300
	Shares	Value ($)

Common Stocks 0.6%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	18,256	54,768
Dex One Corp.*	3,884	73,796
	Shares	Value ($)

SuperMedia, Inc.*	726	13,278
Vertis Holdings, Inc.*	9,993	0
		141,842
Industrials 0.0%
World Color Press, Inc.*	3,015	33,617
Materials 0.5%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
LyondellBasell Industries NV "A"*	17,007	274,663
LyondellBasell Industries NV "B"*	40,584	655,432
		952,561
Total Common Stocks (Cost $3,609,182)		1,128,020

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	0
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	149,500	0
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	3,418	3,948
	Shares	Value ($)

Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	1,100	0
Total Warrants (Cost $244,286)		3,948
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $31,000)	31	31,031
	Shares	Value ($)

Securities Lending Collateral 0.6%
Daily Asset Fund Institutional, 0.27% (e) (f) (Cost $1,114,162)	1,114,162	1,114,162

Cash Equivalents 8.6%
Central Cash Management Fund, 0.21% (e) (Cost $15,520,692)	15,520,692	15,520,692
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $187,391,615)+	97.4	175,794,478
Other Assets and Liabilities, Net	2.6	4,722,336
Net Assets	100.0	180,516,814

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	700,000	USD	700,000	0
Buffalo Thunder Development Authority	9.375%	12/15/2014	250,000	USD	250,000	45,000
CanWest MediaWorks LP	9.25%	8/1/2015	340,000	USD	340,000	81,600
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,021,050	273,000
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	490,000	USD	495,962	1,838
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	278,182	USD	264,717	89,018
New ASAT (Finance) Ltd.	9.25%	2/1/2011	575,000	USD	519,944	115,000
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	27
Tribune Co.	5.25%	6/4/2014	1,009,426	USD	905,407	616,885
Tropicana Entertainment LLC	9.625%	12/15/2014	1,220,000	USD	959,601	92
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	105,000	USD	107,100	131
Young Broadcasting, Inc.	8.75%	1/15/2014	2,040,000	USD	1,981,498	1,224
					7,779,592	1,223,815

*** These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $187,531,069. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $11,736,591. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,677,028 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,413,619.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $1,067,312, which is 0.6% of net assets.

(c) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 8/15/2012.

(d) When-issued security

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

At June 30, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (g)	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/21/2010 9/20/2013	320,000[1]	5.00%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(9,200)	(9,200)	—
6/21/2010 9/20/2013	385,000[1]	5.00%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(13,475)	(13,475)	—
9/20/2010 9/20/2013	525,000[1]	5.00%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(14,729)	(15,094)	365
6/21/2010 9/20/2015	175,000[2]	5.00%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(16,625)	(16,625)	—
3/22/2010 6/20/2015	2,500,000[2]	5.00%	MARKIT CDX.NA.HY	(139,504)	(107,812)	(31,692)
3/22/2010 6/20/2015	1,000,000[3]	5.00%	MARKIT CDX.NA.HY	(53,750)	(53,750)	—
3/22/2010 6/20/2015	1,500,000[2]	5.00%	MARKIT CDX.NA.HY	(81,619)	(50,625)	(30,994)
3/22/2010 6/20/2015	4,500,000[3]	5.00%	MARKIT CDX.NA.HY	(246,733)	(191,250)	(55,483)
Total net unrealized depreciation						(117,804)

(g) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 The Goldman Sachs & Co.

2 JPMorgan Chase Securities, Inc.

3 Credit Suisse

At June 30, 2010, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	6,368,400	USD	7,806,130	7/27/2010	17,502	Citigroup, Inc.
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	38,400	USD	46,953	7/27/2010	(11)	JPMorgan Chase Bank
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 144,253,305	$ 2,527,179	$ 146,780,484
Loan Participations and Assignments	—	10,330,841	—	10,330,841
Preferred Security	—	885,300	—	885,300
Common Stocks	1,050,786	54,768	22,466	1,128,020
Warrants	—	3,948	0	3,948
Other Investments	—	—	31,031	31,031
Short-Term Investments (i)	16,634,854	—	—	16,634,854
Derivatives (j)	—	17,867	—	17,867
Total	$ 17,685,640	$ 155,546,029	$ 2,580,676	$ 175,812,345
Liabilities
Derivatives (j)	$ —	$ (118,180)	$ —	$ (118,180)
Total	$ —	$ (118,180)	$ —	$ (118,180)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Common Stocks	Convertible Preferred Stocks	Warrants	Other Investments	Total
Balance as of December 31, 2009	$ 2,525,906	$ 1,393,416	$ 22,466	$ 0	$ 5,989	$ —	$ 3,947,777
Realized gains (loss)	—	32,529	—	(45,457)	—	—	(12,928)
Change in unrealized appreciation (depreciation)	147,373	60,632	—	45,457	(5,989)	31	247,504
Amortization premium/discount	4,620	2,591	—	—	—	—	7,211
Net purchases (sales)	—	(666,668)	—	0	—	31,000	(635,668)
Transfers into Level 3	315,000 (k)	—	—	—	—	—	315,000
Transfers (out) of Level 3	(465,720) (l)	(822,500) (m)	—	—	—	—	(1,288,220)
Balance as of June 30, 2010	$ 2,527,179	$ —	$ 22,466	$ —	$ 0	$ 31,031	$ 2,580,676
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ 147,373	$ —	$ —	$ —	$ (5,989)	$ 31	$ 141,415

Transfers between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(l) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of observable market data due to increased market activity.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $170,756,761) — including $1,067,312 of securities loaned	$ 159,159,624
Investment in Daily Assets Fund Institutional (cost $1,114,162)*	1,114,162
Investment in Central Cash Management Fund (cost $15,520,692)	15,520,692
Total investments, at value (cost $187,391,615)	175,794,478
Cash	193,022
Foreign currency, at value (cost $776)	779
Receivable for investments sold	3,717,616
Receivable for Portfolio shares sold	392,778
Unrealized appreciation on open forward foreign currency exchange contracts	17,502
Interest receivable	3,274,928
Foreign taxes recoverable	1,264
Unrealized appreciation on open swap contracts	365
Other assets	2,009
Total assets	183,394,741
Liabilities
Payable for investments purchased	668,694
Payable for investments purchased — when-issued securities	270,000
Payable for Portfolio shares redeemed	21,556
Payable upon return of securities loaned	1,114,162
Unrealized depreciation on open swap contracts	118,169
Upfront payments received on open swap contracts	457,831
Unrealized depreciation on open forward foreign currency exchange contracts	11
Net payable on closed forward foreign currency exchange contracts	2,921
Accrued management fee	69,720
Other accrued expenses and payables	154,863
Total liabilities	2,877,927
Net assets, at value	$ 180,516,814
Net Assets Consist of
Undistributed net investment income	7,307,685
Net unrealized appreciation (depreciation) on: Investments	(11,597,137)
Swap contracts	(117,804)
Foreign currency	9,913
Accumulated net realized gain (loss)	(106,630,051)
Paid-in capital	291,544,208
Net assets, at value	$ 180,516,814
Class A Net Asset Value, offering and redemption price per share ($180,375,567 ÷ 28,738,598 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.28
Class B Net Asset Value, offering and redemption price per share ($141,247 ÷ 22,382 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.31

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Interest (net of foreign taxes withheld of $1,326)	$ 8,246,936
Income distributions — Central Cash Management Fund	4,220
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,578
Total Income	8,255,734
Expenses: Management fee	460,877
Administration fee	92,175
Distribution service fee (Class B)	188
Services to shareholders	3,560
Professional fees	69,295
Trustees' fees and expenses	5,325
Reports to shareholders	28,598
Custodian fee	26,725
Other	27,199
Total expenses	713,942
Net investment income (loss)	7,541,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	235,226
Swap contracts	625
Foreign currency	1,677,056
1,912,907
Change in net unrealized appreciation (depreciation) on: Investments	(2,637,153)
Swap contracts	(117,804)
Foreign currency	37,541
(2,717,416)
Net gain (loss)	(804,509)
Net increase (decrease) in net assets resulting from operations	$ 6,737,283

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 7,541,792	$ 15,506,352
Net realized gain (loss)	1,912,907	(10,439,947)
Change in net unrealized appreciation (depreciation)	(2,717,416)	54,537,371
Net increase (decrease) in net assets resulting from operations	6,737,283	59,603,776
Distributions to shareholders from: Net investment income: Class A	(15,325,538)	(18,645,480)
Class B	(11,524)	(15,950)
Total distributions	(15,337,062)	(18,661,430)
Portfolio share transactions: Class A Proceeds from shares sold	39,676,638	36,369,714
Reinvestment of distributions	15,325,538	18,645,480
Cost of shares redeemed	(62,906,380)	(52,798,244)
Net increase (decrease) in net assets from Class A share transactions	(7,904,204)	2,216,950
Class B Proceeds from shares sold	1,665	2,036
Reinvestment of distributions	11,524	15,950
Cost of shares redeemed	(16,363)	(32,524)
Net increase (decrease) in net assets from Class B share transactions	(3,174)	(14,538)
Increase (decrease) in net assets	(16,507,157)	43,144,758
Net assets at beginning of period	197,023,971	153,879,213
Net assets at end of period (including undistributed net investment income of $7,307,685 and $15,102,955, respectively)	$ 180,516,814	$ 197,023,971
Other Information
Class A Shares outstanding at beginning of period	30,057,940	29,000,230
Shares sold	6,018,580	6,555,256
Shares issued to shareholders in reinvestment of distributions	2,379,741	3,844,429
Shares redeemed	(9,717,663)	(9,341,975)
Net increase (decrease) in Class A shares	(1,319,342)	1,057,710
Shares outstanding at end of period	28,738,598	30,057,940
Class B Shares outstanding at beginning of period	22,888	25,274
Shares sold	244	379
Shares issued to shareholders in reinvestment of distributions	1,779	3,268
Shares redeemed	(2,529)	(6,033)
Net increase (decrease) in Class B shares	(506)	(2,386)
Shares outstanding at end of period	22,382	22,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.55	$ 5.30	$ 7.81	$ 8.38	$ 8.23	$ 8.78
Income (loss) from investment operations: Net investment income[b]	.27	.51	.57	.63	.62	.68
Net realized and unrealized gain (loss)	(.01)	1.40	(2.29)	(.54)	.19	(.38)
Total from investment operations	.26	1.91	(1.72)	.09	.81	.30
Less distributions from: Net investment income	(.53)	(.66)	(.79)	(.66)	(.66)	(.85)
Net asset value, end of period	$ 6.28	$ 6.55	$ 5.30	$ 7.81	$ 8.38	$ 8.23
Total Return (%)	3.76**	39.99	(23.94)[c]	.96	10.47	3.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	197	154	248	322	344
Ratio of expenses before expense reductions (%)	.76*	.67	.80	.69	.71	.70
Ratio of expenses after expense reductions (%)	.76*	.67	.79	.69	.71	.70
Ratio of net investment income (%)	8.18*	8.81	8.42	7.84	7.73	8.27
Portfolio turnover rate (%)	37**	66	38	61	93	100

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.58	$ 5.31	$ 7.81	$ 8.38	$ 8.22	$ 8.77
Income (loss) from investment operations: Net investment income[b]	.26	.49	.53	.60	.59	.65
Net realized and unrealized gain (loss)	(.02)	1.42	(2.27)	(.54)	.20	(.39)
Total from investment operations	.24	1.91	(1.74)	.06	.79	.26
Less distributions from: Net investment income	(.51)	(.64)	(.76)	(.63)	(.63)	(.81)
Net asset value, end of period	$ 6.31	$ 6.58	$ 5.31	$ 7.81	$ 8.38	$ 8.22
Total Return (%)	3.47**	39.64	(24.13)[c]	.54	10.11	3.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.1	10	53	56
Ratio of expenses before expense reductions (%)	1.04*	.94	1.25	1.08	1.10	1.10
Ratio of expenses after expense reductions (%)	1.04*	.94	1.23	1.08	1.10	1.10
Ratio of net investment income (%)	7.91*	8.54	7.98	7.45	7.34	7.87
Portfolio turnover rate (%)	37**	66	38	61	93	100

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.76% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Stocks may decline in value. See the prospectus for details.

Portfolio returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,275	$10,854	$7,840	$10,032	$15,186
	Average annual total return	-7.25%	8.54%	-7.79%	.06%	4.27%
Russell 1000 Value Index	Growth of $10,000	$9,488	$11,692	$6,740	$9,207	$12,648
	Average annual total return	-5.12%	16.92%	-12.32%	-1.64%	2.38%
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,265	$10,820	$7,758	$9,851	$12,302
	Average annual total return	-7.35%	8.20%	-8.11%	-.30%	2.62%
Russell 1000 Value Index	Growth of $10,000	$9,488	$11,692	$6,740	$9,207	$12,590
	Average annual total return	-5.12%	16.92%	-12.32%	-1.64%	2.92%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 927.50	$ 926.50
Expenses Paid per $1,000*	$ 3.92	$ 5.30
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.73	$ 1,019.29
Expenses Paid per $1,000*	$ 4.11	$ 5.56

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.82%	1.11%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Energy	17%	15%
Financials	13%	15%
Health Care	13%	13%
Consumer Staples	12%	12%
Utilities	11%	11%
Telecommunication Services	10%	11%
Industrials	9%	10%
Materials	6%	6%
Consumer Discretionary	6%	5%
Information Technology	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 148.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 94.7%
Consumer Discretionary 5.4%
Distributors 1.9%
Genuine Parts Co. (a)	87,354	3,446,116
Diversified Consumer Services 1.0%
H&R Block, Inc.	117,822	1,848,627
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Units) (a)	76,151	2,302,806
Textiles, Apparel & Luxury Goods 1.3%
VF Corp. (a)	32,599	2,320,397
Consumer Staples 11.4%
Beverages 1.1%
PepsiCo, Inc.	33,958	2,069,740
Food & Staples Retailing 3.1%
CVS Caremark Corp.	107,130	3,141,052
Kroger Co.	127,612	2,512,680
		5,653,732
Food Products 3.1%
General Mills, Inc.	51,686	1,835,886
Kellogg Co.	44,646	2,245,694
Mead Johnson Nutrition Co.	33,924	1,700,271
		5,781,851
Tobacco 4.1%
Altria Group, Inc.	203,176	4,071,647
Philip Morris International, Inc.	75,483	3,460,141
		7,531,788
Energy 16.1%
Energy Equipment & Services 5.5%
Ensco PLC (ADR)	66,069	2,595,190
Halliburton Co.	101,636	2,495,164
Noble Corp.*	93,418	2,887,551
Transocean Ltd.* (a)	46,301	2,145,125
		10,123,030
Oil, Gas & Consumable Fuels 10.6%
Canadian Natural Resources Ltd.	71,745	2,384,086
Chevron Corp.	51,019	3,462,149
ConocoPhillips	18,753	920,585
ExxonMobil Corp.	51,879	2,960,735
Marathon Oil Corp. (a)	123,580	3,842,102
Nexen, Inc.	107,639	2,117,259
Suncor Energy, Inc.	135,366	3,985,175
		19,672,091
Financials 12.4%
Capital Markets 0.7%
Ameriprise Financial, Inc.	35,790	1,293,092
Diversified Financial Services 3.4%
Bank of America Corp.	211,088	3,033,335
JPMorgan Chase & Co.	87,866	3,216,774
		6,250,109
Insurance 8.3%
Assurant, Inc.	76,683	2,660,900
Fidelity National Financial, Inc. "A"	152,748	1,984,197
HCC Insurance Holdings, Inc.	75,648	1,873,044
Lincoln National Corp.	138,062	3,353,526
	Shares	Value ($)

MetLife, Inc.	47,242	1,783,858
PartnerRe Ltd.	52,299	3,668,252
		15,323,777
Health Care 11.8%
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	74,762	3,038,328
Becton, Dickinson & Co.	33,688	2,277,982
		5,316,310
Health Care Providers & Services 3.2%
McKesson Corp.	58,429	3,924,092
WellPoint, Inc.*	39,942	1,954,362
		5,878,454
Life Sciences Tools & Services 1.4%
Thermo Fisher Scientific, Inc.*	53,671	2,632,562
Pharmaceuticals 4.3%
Merck & Co., Inc.	109,461	3,827,851
Teva Pharmaceutical Industries Ltd. (ADR)	80,221	4,170,690
		7,998,541
Industrials 8.9%
Aerospace & Defense 6.0%
Honeywell International, Inc. (a)	73,382	2,864,099
L-3 Communications Holdings, Inc. (a)	30,671	2,172,734
Lockheed Martin Corp.	38,973	2,903,489
United Technologies Corp.	49,187	3,192,728
		11,133,050
Electrical Equipment 1.4%
Emerson Electric Co. (a)	60,043	2,623,279
Machinery 1.5%
Dover Corp.	65,575	2,740,379
Information Technology 3.2%
Communications Equipment 0.8%
Brocade Communications Systems, Inc.*	262,373	1,353,845
Computers & Peripherals 1.3%
Hewlett-Packard Co.	56,171	2,431,081
IT Services 1.1%
Automatic Data Processing, Inc.	51,305	2,065,539
Materials 5.9%
Chemicals 3.2%
Air Products & Chemicals, Inc.	47,114	3,053,458
Praxair, Inc.	38,041	2,890,736
		5,944,194
Containers & Packaging 1.7%
Sonoco Products Co. (a)	104,575	3,187,446
Metals & Mining 1.0%
Kinross Gold Corp.	108,711	1,857,871
Telecommunication Services 9.4%
Diversified Telecommunication Services 7.9%
AT&T, Inc.	190,213	4,601,253
BCE, Inc.	83,898	2,455,694
CenturyLink, Inc. (a)	130,148	4,335,230
Verizon Communications, Inc.	113,506	3,180,438
		14,572,615
	Shares	Value ($)

Wireless Telecommunication Services 1.5%
Vodafone Group PLC (ADR) (a)	140,982	2,914,098
Utilities 10.2%
Electric Utilities 7.9%
Allegheny Energy, Inc. (a)	100,192	2,071,971
American Electric Power Co., Inc. (a)	76,733	2,478,476
Duke Energy Corp.	111,353	1,781,648
Entergy Corp. (a)	35,170	2,518,875
Exelon Corp.	31,862	1,209,800
FirstEnergy Corp. (a)	67,444	2,376,052
Southern Co.	66,441	2,211,156
		14,647,978
Multi-Utilities 2.3%
PG&E Corp.	102,947	4,231,122
Total Common Stocks (Cost $163,024,743)		175,145,520
	Shares	Value ($)

Securities Lending Collateral 11.4%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $21,163,017)	21,163,017	21,163,017

Cash Equivalents 4.7%
Central Cash Management Fund, 0.21% (b) (Cost $8,752,229)	8,752,229	8,752,229
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $192,939,989)+	110.8	205,060,766
Other Assets and Liabilities, Net	(10.8)	(20,045,900)
Net Assets	100.0	185,014,866

* Non-income producing security.

+ The cost for federal income tax purposes was $195,412,496. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $9,648,270. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,237,775 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,589,505.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $20,456,360, which is 11.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 175,145,520	$ —	$ —	$ 175,145,520
Short-Term Investments (d)	29,915,246	—	—	29,915,246
Total	$ 205,060,766	$ —	$ —	$ 205,060,766

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $163,024,743) — including $20,456,360 of securities loaned	$ 175,145,520
Investment in Daily Assets Fund Institutional (cost $21,163,017)*	21,163,017
Investment in Central Cash Management Fund (cost $8,752,229)	8,752,229
Total investments, at value (cost $192,939,989)	205,060,766
Cash	10,000
Foreign currency, at value (cost $8,102)	8,709
Receivable for investments sold	1,748,859
Dividends receivable	543,566
Interest receivable	7,443
Foreign taxes recoverable	21,051
Total assets	207,400,394
Liabilities
Payable upon return of securities loaned	21,163,017
Payable for investments purchased	937,131
Payable for Portfolio shares redeemed	121,085
Accrued management fee	97,350
Other accrued expenses and payables	66,945
Total liabilities	22,385,528
Net assets, at value	$ 185,014,866
Net Assets Consist of
Undistributed net investment income	2,071,712
Net unrealized appreciation (depreciation) on: Investments	12,120,777
Foreign currency	706
Accumulated net realized gain (loss)	(49,011,679)
Paid-in capital	219,833,350
Net assets, at value	$ 185,014,866
Class A Net Asset Value, offering and redemption price per share ($184,252,246 ÷ 18,649,464 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.88
Class B Net Asset Value, offering and redemption price per share ($762,620 ÷ 77,037 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.90

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $23,568)	$ 3,116,027
Income distributions — Central Cash Management Fund	4,760
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,888
Total Income	3,134,675
Expenses: Management fee	669,112
Administration fee	102,940
Custodian fee	9,208
Services to shareholders	2,786
Distribution service fee (Class B)	980
Record keeping fees (Class B)	139
Professional fees	30,721
Trustees' fees and expenses	4,650
Reports to shareholders	19,189
Other	6,927
Total expenses	846,652
Net investment income (loss)	2,288,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,196,807
Foreign currency	1,514
2,198,321
Change in net unrealized appreciation (depreciation) on: Investments	(18,955,432)
Foreign currency	(2,188)
(18,957,620)
Net gain (loss)	(16,759,299)
Net increase (decrease) in net assets resulting from operations	$ (14,471,276)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 2,288,023	$ 3,970,664
Net realized gain (loss)	2,198,321	(2,868,405)
Change in net unrealized appreciation (depreciation)	(18,957,620)	44,336,276
Net increase (decrease) in net assets resulting from operations	(14,471,276)	45,438,535
Distributions to shareholders from: Net investment income: Class A	(4,108,146)	(2,847,989)
Class B	(14,019)	(9,025)
Total distributions	$ (4,122,165)	$ (2,857,014)
Portfolio share transactions: Class A Proceeds from shares sold	2,617,211	5,193,145
Net assets acquired in tax-free reorganization	—	107,453,089
Reinvestment of distributions	4,108,146	2,847,989
Cost of shares redeemed	(17,475,198)	(62,359,106)
Net increase (decrease) in net assets from Class A share transactions	(10,749,841)	53,135,117
Class B Proceeds from shares sold	135,311	313,837
Net assets acquired in tax-free reorganization	—	202,242
Reinvestment of distributions	14,019	9,025
Cost of shares redeemed	(30,781)	(238,487)
Net increase (decrease) in net assets from Class B share transactions	118,549	286,617
Increase (decrease) in net assets	(29,224,733)	96,003,255
Net assets at beginning of period	214,239,599	118,236,344
Net assets at end of period (including undistributed net investment income of $2,071,712 and $3,905,854, respectively)	$ 185,014,866	$ 214,239,599
Other Information
Class A Shares outstanding at beginning of period	19,667,770	13,220,277
Shares sold	236,853	540,244
Shares issued in tax-free reorganization	—	12,224,432
Shares issued to shareholders in reinvestment of distributions	366,145	355,554
Shares redeemed	(1,621,304)	(6,672,737)
Net increase (decrease) in Class A shares	(1,018,306)	6,447,493
Shares outstanding at end of period	18,649,464	19,667,770
Class B Shares outstanding at beginning of period	66,594	32,776
Shares sold	12,098	32,526
Shares issued in tax-free reorganization	—	22,957
Shares issued to shareholders in reinvestment of distributions	1,246	1,124
Shares redeemed	(2,901)	(22,789)
Net increase (decrease) in Class B shares	10,443	33,818
Shares outstanding at end of period	77,037	66,594

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 8.92	$ 19.21	$ 17.96	$ 15.81	$ 15.79
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.21	.21	.26	.29[d]	.26
Net realized and unrealized gain (loss)	(.88)	1.97	(5.68)	1.98	2.12	.04
Total from investment operations	(.76)	2.18	(5.47)	2.24	2.41	.30
Less distributions from: Net investment income	(.22)	(.24)	(.34)	(.32)	(.26)	(.28)
Net realized gains	—	—	(4.48)	(.67)	—	—
Total distributions	(.22)	(.24)	(4.82)	(.99)	(.26)	(.28)
Net asset value, end of period	$ 9.88	$ 10.86	$ 8.92	$ 19.21	$ 17.96	$ 15.81
Total Return (%)	(7.25)**	25.37	(36.40)[c]	13.15[c,e]	15.41[d]	1.97[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	214	118	229	275	268
Ratio of expenses before expense reductions (%)	.82*	.76	.87	.83	.83	.80
Ratio of expenses after expense reductions (%)	.82*	.76	.86	.82	.83	.80
Ratio of net investment income (loss) (%)	2.22*	2.22	1.59	1.43	1.73[d]	1.64
Portfolio turnover rate (%)	14**	76	97	103	76	64

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

* Annualized **Not annualized

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 8.92	$ 19.20	$ 17.94	$ 15.79	$ 15.77
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.19	.12	.19	.23[d]	.19
Net realized and unrealized gain (loss)	(.88)	1.96	(5.64)	1.99	2.11	.05
Total from investment operations	(.78)	2.15	(5.52)	2.18	2.34	.24
Less distributions from: Net investment income	(.18)	(.21)	(.28)	(.25)	(.19)	(.22)
Net realized gains	—	—	(4.48)	(.67)	—	—
Total distributions	(.18)	(.21)	(4.76)	(.92)	(.19)	(.22)
Net asset value, end of period	$ 9.90	$ 10.86	$ 8.92	$ 19.20	$ 17.94	$ 15.79
Total Return (%)	(7.35)**	24.86	(36.64)[c]	12.77[c,e]	14.96[d]	1.58[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.29		8	40	40
Ratio of expenses before expense reductions (%)	1.11*	1.06	1.28	1.21	1.21	1.21
Ratio of expenses after expense reductions (%)	1.11*	1.06	1.26	1.20	1.21	1.20
Ratio of net investment income (loss) (%)	1.93*	1.92	1.20	1.06	1.35[d]	1.24
Portfolio turnover rate (%)	14**	76	97	103	76	64

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

* Annualized **Not annualized

Performance Summary June 30, 2010

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 1.17% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,733	$11,987	$6,716	$9,141	$6,278
	Average annual total return	-2.67%	19.87%	-12.43%	-1.78%	-4.55%
Russell Midcap Growth Index	Growth of $10,000	$9,669	$12,130	$7,908	$10,702	$8,182
	Average annual total return	-3.31%	21.30%	-7.53%	1.37%	-1.99%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 973.30
Expenses Paid per $1,000*	$ 5.33
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,019.39
Expenses Paid per $1,000*	$ 5.46

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Mid Cap Growth VIP	1.09%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Information Technology	23%	22%
Consumer Discretionary	17%	18%
Health Care	17%	12%
Industrials	13%	14%
Energy	9%	12%
Financials	8%	9%
Materials	6%	8%
Consumer Staples	5%	3%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 158.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 16.8%
Auto Components 2.1%
BorgWarner, Inc.*	4,400	164,296
Gentex Corp.	13,700	246,326
		410,622
Diversified Consumer Services 0.6%
Strayer Education, Inc.	600	124,734
Hotels Restaurants & Leisure 2.9%
Darden Restaurants, Inc.	8,700	337,995
Panera Bread Co. "A"* (a)	2,000	150,580
Penn National Gaming, Inc.*	4,100	94,710
		583,285
Household Durables 0.9%
Jarden Corp.	7,000	188,090
Internet & Catalog Retail 0.8%
Priceline.com, Inc.*	850	150,059
Specialty Retail 7.6%
Advance Auto Parts, Inc.	5,500	275,990
Children's Place Retail Stores, Inc.*	7,300	321,346
Guess?, Inc.	8,900	278,036
Tiffany & Co. (a)	6,600	250,206
Urban Outfitters, Inc.*	11,500	395,485
		1,521,063
Textiles, Apparel & Luxury Goods 1.9%
Deckers Outdoor Corp.*	2,700	385,749
Consumer Staples 4.6%
Food Products 1.2%
Diamond Foods, Inc. (a)	5,800	238,380
Household Products 1.4%
Church & Dwight Co., Inc. (a)	4,600	288,466
Personal Products 2.0%
Herbalife Ltd. (a)	8,600	396,030
Energy 9.2%
Energy Equipment & Services 3.9%
Cameron International Corp.*	4,200	136,584
Complete Production Services, Inc.*	10,100	144,430
Core Laboratories NV	1,400	206,654
FMC Technologies, Inc.* (a)	5,700	300,162
		787,830
Oil, Gas & Consumable Fuels 5.3%
Alpha Natural Resources, Inc.*	4,900	165,963
Concho Resources, Inc.*	3,900	215,787
EXCO Resources, Inc.	9,400	137,334
Pioneer Natural Resources Co.	3,000	178,350
Southwestern Energy Co.*	3,000	115,920
Ultra Petroleum Corp.*	5,630	249,127
		1,062,481
Financials 7.5%
Capital Markets 3.9%
Affiliated Managers Group, Inc.* (a)	1,800	109,386
Jefferies Group, Inc. (a)	8,900	187,612
Lazard Ltd. "A"	4,800	128,208
Och-Ziff Capital Management Group "A", (Limited Partnership) (a)	16,300	205,217
	Shares	Value ($)

TD Ameritrade Holding Corp.* (a)	10,100	154,530
		784,953
Commercial Banks 0.8%
Prosperity Bancshares, Inc.	4,400	152,900
Diversified Financial Services 1.6%
Portfolio Recovery Associates, Inc.* (a)	4,800	320,544
Insurance 1.2%
Lincoln National Corp.	4,700	114,163
W.R. Berkley Corp.	5,000	132,300
		246,463
Health Care 16.6%
Biotechnology 2.5%
Alexion Pharmaceuticals, Inc.*	3,500	179,165
Human Genome Sciences, Inc.* (a)	6,900	156,354
Regeneron Pharmaceuticals, Inc.*	2,800	62,496
Vertex Pharmaceuticals, Inc.*	2,800	92,120
		490,135
Health Care Equipment & Supplies 3.4%
Kinetic Concepts, Inc.*	6,700	244,617
Thoratec Corp.* (a)	6,100	260,653
Varian Medical Systems, Inc.*	3,500	182,980
		688,250
Health Care Providers & Services 4.7%
AmerisourceBergen Corp.	7,800	247,650
Fresenius Medical Care AG & Co. KGaA (ADR)	4,600	246,974
Laboratory Corp. of America Holdings*	3,500	263,725
Owens & Minor, Inc.	6,450	183,051
		941,400
Health Care Technology 1.9%
Cerner Corp.* (a)	2,900	220,081
SXC Health Solutions Corp.*	2,100	153,825
		373,906
Life Sciences Tools & Services 1.9%
Life Technologies Corp.* (a)	4,400	207,900
QIAGEN NV* (a)	9,400	180,668
		388,568
Pharmaceuticals 2.2%
Biovail Corp. (a)	12,500	240,500
Questcor Pharmaceuticals, Inc.*	19,500	199,095
		439,595
Industrials 12.9%
Aerospace & Defense 1.1%
BE Aerospace, Inc.*	8,700	221,241
Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc.*	3,400	161,500
Commercial Services & Supplies 1.4%
Stericycle, Inc.* (a)	4,200	275,436
Construction & Engineering 1.0%
Aecom Technology Corp.*	9,100	209,846
Electrical Equipment 1.1%
General Cable Corp.* (a)	8,000	213,200
Industrial Conglomerates 1.1%
McDermott International, Inc.*	9,900	214,434
Machinery 3.3%
Flowserve Corp.	1,500	127,200
	Shares	Value ($)

Gardner Denver, Inc.	3,700	164,983
Joy Global, Inc.	4,300	215,387
Terex Corp.*	8,100	151,794
		659,364
Professional Services 2.4%
FTI Consulting, Inc.* (a)	7,700	335,643
Robert Half International, Inc.	6,200	146,010
		481,653
Road & Rail 0.7%
Genesee & Wyoming, Inc. "A"*	3,900	145,509
Information Technology 22.6%
Communications Equipment 2.6%
F5 Networks, Inc.*	3,600	246,852
Harris Corp.	2,700	112,455
Juniper Networks, Inc.*	6,800	155,176
		514,483
Computers & Peripherals 0.5%
Lexmark International, Inc. "A"*	2,900	95,787
Electronic Equipment, Instruments & Components 1.5%
Itron, Inc.*	3,850	238,007
Sanmina-SCI Corp.*	4,500	61,245
		299,252
Internet Software & Services 1.6%
Equinix, Inc.* (a)	2,700	219,294
VistaPrint NV* (a)	2,200	104,478
		323,772
IT Services 2.5%
Cognizant Technology Solutions Corp. "A"*	6,400	320,384
Lender Processing Services, Inc.	5,700	178,467
		498,851
Semiconductors & Semiconductor Equipment 8.2%
Analog Devices, Inc.	6,000	167,160
ARM Holdings PLC (ADR) (a)	16,700	207,080
ASML Holding NV (NY Registered Shares)	2,800	76,916
Broadcom Corp. "A"	6,900	227,493
Cavium Networks, Inc.* (a)	6,300	164,997
First Solar, Inc.*	1,400	159,362
Marvell Technology Group Ltd.*	17,300	272,648
Netlogic Microsystems, Inc.* (a)	5,100	138,720
Novellus Systems, Inc.*	9,200	233,312
		1,647,688
Software 5.7%
BMC Software, Inc.*	7,000	242,410
	Shares	Value ($)

Concur Technologies, Inc.* (a)	5,900	251,812
McAfee, Inc.*	2,200	67,584
Red Hat, Inc.*	3,600	104,184
Rovi Corp.*	6,700	253,997
Salesforce.com, Inc.* (a)	2,600	223,132
		1,143,119
Materials 6.0%
Chemicals 0.5%
Scotts Miracle-Gro Co. "A"	2,400	106,584
Construction Materials 0.9%
Martin Marietta Materials, Inc. (a)	2,100	178,101
Containers & Packaging 1.3%
Crown Holdings, Inc.*	4,900	122,696
Owens-Illinois, Inc.*	5,300	140,185
		262,881
Metals & Mining 2.1%
Cliffs Natural Resources, Inc.	2,800	132,048
Kinross Gold Corp.	10,400	177,736
United States Steel Corp. (a)	2,900	111,795
		421,579
Paper & Forest Products 1.2%
Schweitzer-Mauduit International, Inc.	4,500	227,025
Telecommunication Services 2.5%
Wireless Telecommunication Services
American Tower Corp. "A"*	6,300	280,350
MetroPCS Communications, Inc.* (a)	28,200	230,958
		511,308
Total Common Stocks (Cost $16,764,465)		19,776,116

Securities Lending Collateral 27.6%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $5,526,787)	5,526,787	5,526,787

Cash Equivalents 2.3%
Central Cash Management Fund, 0.21% (b) (Cost $469,716)	469,716	469,716
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $22,760,968)+	128.6	25,772,619
Other Assets and Liabilities, Net	(28.6)	(5,733,644)
Net Assets	100.0	20,038,975

* Non-income producing security.

+ The cost for federal income tax purposes was $22,875,933. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $2,896,686. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,748,609 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $851,923.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $5,375,019, which is 26.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 19,776,116	$ —	$ —	$ 19,776,116
Short-Term Investments (d)	5,996,503	—	—	5,996,503
Total	$ 25,772,619	$ —	$ —	$ 25,772,619

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $16,764,465) — including $5,375,019 of securities loaned	$ 19,776,116
Investment in Daily Assets Fund Institutional (cost $5,526,787)*	5,526,787
Investment in Central Cash Management Fund (cost $469,716)	469,716
Total investments, at value (cost $22,760,968)	25,772,619
Cash	10,000
Receivable for investments sold	167,658
Dividends receivable	5,232
Interest receivable	685
Foreign taxes recoverable	381
Other assets	73
Total assets	25,956,648
Liabilities
Payable upon return of securities loaned	5,526,787
Payable for investments purchased	287,231
Payable for Portfolio shares redeemed	56,478
Accrued management fee	2,811
Other accrued expenses and payables	44,366
Total liabilities	5,917,673
Net assets, at value	$ 20,038,975
Net Assets Consist of
Accumulated net investment loss	(49,857)
Net unrealized appreciation (depreciation) on investments	3,011,651
Accumulated net realized gain (loss)	(26,700,427)
Paid-in capital	43,777,608
Net assets, at value	$ 20,038,975
Class A Net Asset Value, offering and redemption price per share ($20,038,975 ÷ 2,116,179 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.47

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $1,197)	$ 70,404
Income distributions — Central Cash Management Fund	420
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,654
Total Income	75,478
Expenses: Management fee	73,428
Administration fee	11,042
Services to shareholders	563
Custodian fee	5,068
Legal fees	4,458
Audit and tax fees	23,892
Trustees' fees and expenses	2,485
Reports to shareholders	13,586
Other	2,178
Total expenses before expense reductions	136,700
Expense reductions	(16,343)
Total expenses after expense reductions	120,357
Net investment income (loss)	(44,879)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,219,749
Change in net unrealized appreciation (depreciation) on investments	(1,698,437)
Net gain (loss)	(478,688)
Net increase (decrease) in net assets resulting from operations	$ (523,567)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ (44,879)	$ (40,620)
Net realized gain (loss)	1,219,749	(3,073,291)
Change in net unrealized appreciation (depreciation)	(1,698,437)	10,072,701
Net increase (decrease) in net assets resulting from operations	(523,567)	6,958,790
Portfolio share transactions: Class A Proceeds from shares sold	755,272	2,976,222
Cost of shares redeemed	(2,598,747)	(5,876,870)
Shares converted*	—	17,354
Net increase (decrease) in net assets from Class A share transactions	(1,843,475)	(2,883,294)
Class B Cost of shares redeemed	—	(64)
Shares converted*	—	(17,354)
Net increase (decrease) in net assets from Class B share transactions	—	(17,418)
Increase (decrease) in net assets	(2,367,042)	4,058,078
Net assets at beginning of period	22,406,017	18,347,939
Net assets at end of period (including accumulated net investment loss of $49,857 and $4,978, respectively)	$ 20,038,975	$ 22,406,017
Other Information
Class A Shares outstanding at beginning of period	2,302,964	2,694,618
Shares sold	74,689	374,687
Shares redeemed	(261,474)	(769,440)
Shares converted*	—	3,099
Net increase (decrease) in Class A shares	(186,785)	(391,654)
Shares outstanding at end of period	2,116,179	2,302,964
Class B Shares outstanding at beginning of period	—	3,171
Shares redeemed	—	(10)
Shares converted*	—	(3,161)
Net increase (decrease) in Class B shares	—	(3,171)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.73	$ 6.80	$ 13.61	$ 12.56	$ 11.32	$ 9.84
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.02)	(.02)	(.05)	(.06)[d]	(.05)
Net realized and unrealized gain (loss)	(.24)	2.95	(6.79)	1.10	1.30	1.53
Total from investment operations	(.26)	2.93	(6.81)	1.05	1.24	1.48
Net asset value, end of period	$ 9.47	$ 9.73	$ 6.80	$ 13.61	$ 12.56	$ 11.32
Total Return (%)[c]	(2.67)**	43.09	(50.04)	8.36	10.95[d]	15.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	18	51	53	57
Ratio of expenses before expense reductions (%)	1.24*	1.17	1.17	1.05	1.03	1.01
Ratio of expenses after expense reductions (%)	1.09*	.92	1.02	.90	.93	.95
Ratio of net investment income (loss) (%)	(.41)*	(.21)	(.19)	(.38)	(.51)[d]	(.45)
Portfolio turnover rate (%)	32**	89	82	68	46	104

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The share price of money market portfolios can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Portfolio's $1.00 share price. The credit quality of the Portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Portfolio's share price. The Portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio may have a significant adverse effect on the share price of the Portfolio. See the prospectus for specific details regarding the Portfolio's risk profile.

Portfolio's Class A Shares Yield	7-day current yield
June 30, 2010	.01%*
December 31, 2009	.02%

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been -.14% as of June 30, 2010.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding.

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,000.00
Expenses Paid per $1,000*	$ 1.54
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,023.26
Expenses Paid per $1,000*	$ 1.56

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.31%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Money Market VIP

Asset Allocation (As a % of Investment Portfolio)	6/30/10	12/31/09

Commercial Paper	35%	33%
Repurchase Agreements	23%	13%
Short-Term Notes	17%	21%
Government & Agency Obligations	12%	10%
Certificates of Deposit and Bank Notes	12%	22%
Supranational	1%	1%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	36 days	48 days
First Tier Retail Money Fund Average	35 days	47 days

* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Portfolio taking into consideration any maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 169.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 11.8%
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.3%, 7/13/2010	1,000,000	1,000,000
Credit Agricole SA, 0.35%, 8/2/2010	1,500,000	1,500,000
DnB NOR Bank ASA:
0.46%, 8/24/2010	2,600,000	2,600,000
0.5%, 9/27/2010	1,000,000	1,000,000
KBC Bank NV:
0.52%, 7/23/2010	1,500,000	1,500,000
0.66%, 8/17/2010	1,500,000	1,500,000
Mizuho Corporate Bank Ltd.:
0.42%, 7/12/2010	2,000,000	2,000,000
0.5%, 10/4/2010	2,000,000	2,000,000
Natixis:
0.43%, 8/17/2010	1,500,000	1,500,000
0.53%, 8/2/2010	2,000,000	2,000,000
Nordea Bank Finland PLC:
0.45%, 8/24/2010	1,250,000	1,250,000
0.48%, 10/22/2010	1,000,000	1,000,015
0.75%, 9/23/2010	1,250,000	1,250,000
Skandinaviska Enskilda Banken AB, 0.4%, 7/15/2010	2,250,000	2,250,000
Sumitomo Mitsui Banking Corp., 0.42%, 7/7/2010	1,800,000	1,800,000
Svenska Handelsbanken AB, 0.46%, 8/24/2010	4,000,000	4,000,000
UBS AG, 0.56%, 10/1/2010	1,250,000	1,250,000
Total Certificates of Deposit and Bank Notes (Cost $29,400,015)		29,400,015

Commercial Paper 34.9%
Issued at Discount**
Amstel Funding Corp.:
0.55%, 8/11/2010	1,000,000	999,374
0.57%, 8/23/2010	3,000,000	2,997,482
0.6%, 7/30/2010	1,300,000	1,299,372
0.65%, 7/26/2010	1,200,000	1,199,458
Amsterdam Funding Corp., 144A, 0.32%, 7/20/2010	2,000,000	1,999,662
Argento Variable Funding:
144A, 0.32%, 7/1/2010	1,200,000	1,200,000
144A, 0.34%, 7/23/2010	650,000	649,865
144A, 0.39%, 8/24/2010	1,200,000	1,199,298
144A, 0.49%, 8/2/2010	1,500,000	1,499,347
144A, 0.52%, 8/3/2010	2,600,000	2,598,761
Cancara Asset Securitisation LLC, 144A, 0.56%, 9/7/2010	2,000,000	1,997,884
Coca-Cola Co.:
0.25%, 8/16/2010	1,300,000	1,299,585
0.45%, 12/17/2010	1,000,000	997,888
Danske Corp., 144A, 0.475%, 9/30/2010	2,000,000	1,997,599
ENI Finance USA, Inc., 0.38%, 7/15/2010	1,000,000	999,852
General Electric Capital Corp., 0.52%, 10/14/2010	2,000,000	1,996,967
Gotham Funding Corp., 144A, 0.4%, 7/20/2010	2,500,000	2,499,472
	Principal Amount ($)	Value ($)

Grampian Funding LLC, 144A, 0.49%, 8/2/2010	2,100,000	2,099,085
Hannover Funding Co., LLC:
0.5%, 7/23/2010	2,800,000	2,799,144
0.52%, 8/3/2010	1,300,000	1,299,380
Johnson & Johnson, 144A, 0.22%, 7/12/2010	1,000,000	999,933
JPMorgan Chase & Co., 0.25%, 7/26/2010	1,250,000	1,249,783
KBC Financial Products International Ltd.:
144A, 0.45%, 7/23/2010	1,500,000	1,499,587
144A, 0.49%, 7/26/2010	2,000,000	1,999,319
Nestle Finance International Ltd.:
0.26%, 7/13/2010	1,534,000	1,533,867
0.27%, 8/25/2010	1,350,000	1,349,443
Nieuw Amsterdam Receivables Corp.:
144A, 0.4%, 7/12/2010	1,300,000	1,299,841
144A, 0.45%, 8/2/2010	4,000,000	3,998,400
NRW.Bank:
0.25%, 7/6/2010	1,750,000	1,749,939
0.4%, 9/14/2010	1,300,000	1,298,917
0.42%, 10/6/2010	1,000,000	998,868
0.45%, 7/8/2010	1,500,000	1,499,869
Regency Markets No. 1 LLC, 144A, 0.37%, 7/20/2010	1,300,000	1,299,746
Romulus Funding Corp.:
144A, 0.45%, 7/9/2010	4,000,000	3,999,600
144A, 0.5%, 7/16/2010	1,000,000	999,792
Salisbury Receivables Co., LLC, 144A, 0.34%, 7/22/2010	500,000	499,901
Scaldis Capital LLC:
0.39%, 7/30/2010	2,000,000	1,999,372
0.4%, 7/12/2010	1,800,000	1,799,780
0.49%, 8/5/2010	2,000,000	1,999,047
Standard Chartered Bank, 0.34%, 7/1/2010	3,500,000	3,500,000
Straight-A Funding LLC:
144A, 0.24%, 7/2/2010	1,300,000	1,299,991
144A, 0.25%, 7/6/2010	1,250,000	1,249,957
144A, 0.35%, 8/24/2010	1,000,000	999,475
144A, 0.36%, 7/19/2010	1,000,000	999,820
144A, 0.43%, 9/1/2010	1,300,000	1,299,037
Swiss Re Treasury US Corp., 0.4%, 8/9/2010	1,000,000	999,567
Tempo Finance Corp., 144A, 0.4%, 7/6/2010	2,600,000	2,599,856
Total Capital Canada Ltd.:
144A, 0.42%, 9/3/2010	3,200,000	3,197,611
144A, 0.44%, 9/3/2010	2,000,000	1,998,436
Toyota Credit Canada, Inc., 0.47%, 8/6/2010	2,000,000	1,999,060
Toyota Motor Credit Corp., 0.58%, 9/2/2010	1,300,000	1,298,680
Total Commercial Paper (Cost $87,145,969)		87,145,969

Short-Term Notes* 17.3%
ANZ National International Ltd., 144A, 0.404%, 10/19/2010	1,500,000	1,500,000
	Principal Amount ($)	Value ($)

ASB Finance Ltd.:
144A, 0.48%, 12/3/2010	5,000,000	5,000,173
144A, 0.48%, 12/8/2010	1,300,000	1,300,111
Bank of Nova Scotia, 0.357%, 11/23/2010	2,500,000	2,500,000
Barclays Bank PLC, 0.517%, 10/22/2010	2,200,000	2,200,000
Canadian Imperial Bank of Commerce:
0.23%, 8/25/2010	1,500,000	1,500,000
0.24%, 7/26/2010	2,500,000	2,500,000
0.349%, 10/15/2010	1,300,000	1,300,000
Commonwealth Bank of Australia, 144A, 0.557%, 1/3/2011	1,380,000	1,380,000
Intesa Sanpaolo SpA:
0.275%, 9/24/2010	1,800,000	1,800,000
0.275%, 10/18/2010	1,200,000	1,199,945
JPMorgan Chase Bank NA, 0.347%, 7/28/2011	1,300,000	1,300,000
National Australia Bank Ltd.:
144A, 0.377%, 1/27/2011	1,000,000	1,000,000
0.4%, 7/12/2010	1,500,000	1,500,000
Natixis, 0.399%, 12/14/2010	1,000,000	1,000,000
Rabobank Nederland NV:
0.337%, 11/22/2010	1,000,000	1,000,000
0.35%, 3/11/2011	1,800,000	1,800,000
144A, 0.791%, 4/7/2011	4,000,000	4,000,000
Royal Bank of Canada:
0.347%, 2/24/2011	675,000	675,000
0.425%, 11/24/2010	1,300,000	1,300,000
Toronto-Dominion Bank, 0.35%, 2/4/2011	1,500,000	1,500,000
Westpac Banking Corp.:
0.26%, 1/10/2011	1,300,000	1,300,000
0.341%, 7/6/2010	2,500,000	2,500,000
144A, 0.398%, 12/13/2010	2,000,000	2,000,000
Total Short-Term Notes (Cost $43,055,229)		43,055,229

Supranational 0.6%
Inter-American Development Bank, 0.333%**, 8/16/2010 (Cost $1,399,392)	1,400,000	1,399,392

Government & Agency Obligations 12.5%
US Government Sponsored Agencies 10.1%
Federal Home Loan Bank:
0.27%, 10/29/2010	1,250,000	1,249,861
0.4%, 1/4/2011	700,000	699,945
0.43%, 2/22/2011	800,000	800,007
0.54%, 5/24/2011	1,100,000	1,100,079
	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.:
0.191%**, 8/16/2010	2,200,000	2,199,452
0.197%**, 8/17/2010	1,500,000	1,499,608
0.237%**, 9/1/2010	2,650,000	2,648,905
0.278%**, 10/26/2010	1,300,000	1,298,817
0.328%**, 12/7/2010	700,000	698,980
0.377%**, 10/25/2010	800,000	799,020
Federal National Mortgage Association:
0.204%**, 8/2/2010	3,000,000	2,999,440
0.21%**, 7/1/2010	1,300,000	1,300,000
0.219%**, 11/15/2010	1,300,000	1,298,912
0.278%**, 11/1/2010	1,000,000	999,043
0.299%**, 1/18/2011	1,500,000	1,497,487
0.346%**, 10/1/2010	1,000,000	999,106
0.368%**, 12/1/2010	1,380,000	1,377,830
0.535%**, 8/5/2010	1,600,000	1,599,144
		25,065,636
US Treasury Obligations 2.4%
US Treasury Bill, 0.49%**, 7/29/2010	500,000	499,809
US Treasury Notes:
1.125%, 6/30/2011	2,500,000	2,517,445
1.5%, 10/31/2010	1,000,000	1,003,797
2.75%, 7/31/2010	650,000	651,191
4.5%, 11/15/2010	750,000	761,608
4.5%, 2/28/2011	650,000	667,685
		6,101,535
Total Government & Agency Obligations (Cost $31,167,171)		31,167,171

Repurchase Agreements 23.7%
Banc of America Securities LLC, 0.03%, dated 6/30/2010, to be repurchased at $32,909,681 on 7/1/2010 (a)	32,909,654	32,909,654
JPMorgan Securities, Inc., 0.02%, dated 6/30/2010, to be repurchased at $4,543,771 on 7/1/2010 (b)	4,543,768	4,543,768
JPMorgan Securities, Inc., 0.03%, dated 6/30/2010, to be repurchased at $21,810,061 on 7/1/2010 (c)	21,810,043	21,810,043
Total Repurchase Agreements (Cost $59,263,465)		59,263,465
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,431,241)+	100.8	251,431,241
Other Assets and Liabilities, Net	(0.8)	(1,904,939)
Net Assets	100.0	249,526,302

* These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $251,431,241.

(a) Collateralized by $159,007,000 Federal Home Loan Mortgage Corp., Zero Coupon, maturing on 5/4/2037 with a value of $33,567,968.

(b) Collateralized by $5,470,000 US Treasury STRIPS, maturing on 2/15/2017 with a value of $4,635,880.

(c) Collateralized by $20,786,410 Federal Home Loan Mortgage Corp., with various coupon rates from 4.5-5.5%, with various maturity dates of 4/15/2027-3/15/2038 with a value of $22,247,145.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (d)	$ —	$ 192,167,776	$ —	$ 192,167,776
Repurchase Agreements	—	59,263,465	—	59,263,465
Total	$ —	$ 251,431,241	$ —	$ 251,431,241

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investment in securities, valued at amortized cost	$ 192,167,776
Repurchase agreements, valued at amortized cost	59,263,465
Total investments, valued at amortized cost	251,431,241
Receivable for Portfolio shares sold	237,807
Interest receivable	69,898
Other assets	2,587
Total assets	251,741,533
Liabilities
Cash overdraft	642
Payable for investments purchased	1,997,599
Payable for Portfolio shares redeemed	124,334
Distributions payable	1,034
Accrued management fee	36,184
Other accrued expenses and payables	55,438
Total liabilities	2,215,231
Net assets, at value	$ 249,526,302
Net Assets Consist of
Distributions in excess of net investment income	(16,402)
Accumulated net realized gain (loss)	(353)
Paid-in capital	249,543,057
Net assets, at value	$ 249,526,302
Class A Net Asset Value, offering and redemption price per share ($249,526,302 ÷ 249,612,579 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Interest	$ 409,351
Expenses: Management fee	365,832
Administration fee	128,362
Custodian fee and other	9,276
Services to shareholders	868
Trustees' fee and expenses	5,510
Professional fees	25,077
Reports to shareholders	6,079
Total expenses	541,004
Expense reductions	(144,580)
Total expenses after expense reductions	396,424
Net investment income	12,927
Net realized gain (loss)	(353)
Net increase (decrease) in net assets resulting from operations	$ 12,574

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 12,927	$ 1,242,942
Net realized gain (loss)	(353)	23,268
Net increase (decrease) in net assets resulting from operations	12,574	1,266,210
Distributions to shareholders from: Net investment income Class A	(12,927)	(1,233,793)
Class B	—	(37)
Total distributions	$ (12,927)	$ (1,233,830)
Portfolio share transactions: Class A Proceeds from shares sold	59,707,612	102,195,146
Shares converted*	—	41,096
Reinvestment of distributions	14,950	1,523,848
Cost of shares redeemed	(79,834,465)	(231,903,870)
Net increase (decrease) in net assets from Class A share transactions	(20,111,903)	(128,143,780)
Class B Proceeds from shares sold	—	50
Shares converted*	—	(41,096)
Reinvestment of distributions	—	58
Cost of shares redeemed	—	(49)
Net increase (decrease) in net assets from Class B share transactions	—	(41,037)
Increase (decrease) in net assets	(20,112,256)	(128,152,437)
Net assets at beginning of period	269,638,558	397,790,995
Net assets at end of period (including distributions in excess of net investment income of $16,402 and $16,402, respectively)	$ 249,526,302	$ 269,638,558
Other Information
Class A Shares outstanding at beginning of period	269,724,482	397,868,262
Shares sold	59,707,612	102,195,146
Shares converted*	—	41,096
Shares issued to shareholders in reinvestment of distributions	14,950	1,523,848
Shares redeemed	(79,834,465)	(231,903,870)
Net increase (decrease) in Class A shares	(20,111,903)	(128,143,780)
Shares outstanding at end of period	249,612,579	269,724,482
Class B Shares outstanding at beginning of period	—	41,037
Shares sold	—	50
Shares converted*	—	(41,096)
Shares issued to shareholders in reinvestment of distributions	—	58
Shares redeemed	—	(49)
Net increase (decrease) in Class B shares	—	(41,037)
Shares outstanding at end of period	—	—

* On February 3, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.000***	.003	.026	.049	.046	.028
Total from investment operations	.000***	.003	.026	.049	.046	.028
Less distributions from: Net investment income	.000***	(.003)	(.026)	(.049)	(.046)	(.028)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.00b**	.34	2.64[b]	5.00[b]	4.65[b]	2.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	270	398	355	294	235
Ratio of expenses before expense reductions (%)	.42*	.43	.52	.46	.52	.52
Ratio of expenses after expense reductions (%)	.31*	.43	.50	.45	.51	.52
Ratio of net investment income (%)	.01*	.37	2.56	4.88	4.58	2.77
[a] For the six months ended June 30, 2010 (Unaudited). [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $0.0005.

Performance Summary June 30, 2010

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 0.77% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Small Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,710	$12,238	$6,580	$8,168	$4,731
	Average annual total return	-2.90%	22.38%	-13.02%	-3.97%	-7.21%
Russell 2000 Growth Index	Growth of $10,000	$9,769	$11,796	$7,905	$10,582	$8,404
	Average annual total return	-2.31%	17.96%	-7.54%	1.14%	-1.72%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 971.00
Expenses Paid per $1,000*	$ 4.20
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.53
Expenses Paid per $1,000*	$ 4.31

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Cap Growth VIP	.86%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Information Technology	25%	24%
Health Care	22%	17%
Consumer Discretionary	16%	16%
Industrials	16%	19%
Energy	7%	9%
Financials	6%	7%
Consumer Staples	4%	5%
Materials	3%	2%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 181.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 15.7%
Auto Components 0.8%
Gentex Corp.	29,600	532,208
Diversified Consumer Services 0.8%
Capella Education Co.* (a)	7,100	577,585
Hotels Restaurants & Leisure 1.5%
Buffalo Wild Wings, Inc.* (a)	20,600	753,548
Red Robin Gourmet Burgers, Inc.* (a)	18,900	324,324
		1,077,872
Media 1.3%
Cinemark Holdings, Inc.	72,700	956,005
Specialty Retail 8.6%
Advance Auto Parts, Inc.	21,000	1,053,780
Children's Place Retail Stores, Inc.* (a)	23,300	1,025,666
DSW, Inc. "A"* (a)	44,600	1,001,716
Guess?, Inc.	31,500	984,060
hhgregg, Inc.* (a)	36,800	858,176
Urban Outfitters, Inc.* (a)	36,400	1,251,796
		6,175,194
Textiles, Apparel & Luxury Goods 2.7%
Carter's, Inc.* (a)	22,600	593,250
Deckers Outdoor Corp.*	2,400	342,888
True Religion Apparel, Inc.* (a)	46,100	1,017,427
		1,953,565
Consumer Staples 4.2%
Food Products
American Italian Pasta Co. "A"*	7,400	391,238
Darling International, Inc.*	72,900	547,479
Diamond Foods, Inc. (a)	24,355	1,000,990
Green Mountain Coffee Roasters, Inc.* (a)	43,050	1,106,385
		3,046,092
Energy 6.9%
Energy Equipment & Services 1.8%
Dril-Quip, Inc.*	10,800	475,416
Superior Well Services, Inc.* (a)	29,900	499,928
T-3 Energy Services, Inc.*	10,700	298,530
		1,273,874
Oil, Gas & Consumable Fuels 5.1%
BPZ Resources, Inc.* (a)	90,000	373,500
Carrizo Oil & Gas, Inc.* (a)	17,000	264,010
Clean Energy Fuels Corp.* (a)	29,600	442,224
Cloud Peak Energy, Inc.*	23,800	315,588
Concho Resources, Inc.*	10,700	592,031
EXCO Resources, Inc.	23,800	347,718
Goodrich Petroleum Corp.* (a)	15,700	188,400
Northern Oil & Gas, Inc.*	48,000	616,320
Rosetta Resources, Inc.*	28,300	560,623
		3,700,414
Financials 5.8%
Capital Markets 1.0%
Stifel Financial Corp.* (a)	16,300	707,257
	Shares	Value ($)

Commercial Banks 1.8%
East West Bancorp., Inc. (a)	36,900	562,725
Prosperity Bancshares, Inc. (a)	21,100	733,225
		1,295,950
Consumer Finance 1.4%
Dollar Financial Corp.* (a)	49,600	981,584
Diversified Financial Services 1.6%
Portfolio Recovery Associates, Inc.* (a)	17,620	1,176,664
Health Care 21.5%
Biotechnology 6.3%
Alexion Pharmaceuticals, Inc.*	16,600	849,754
Halozyme Therapeutics, Inc.* (a)	106,100	746,944
Human Genome Sciences, Inc.* (a)	30,800	697,928
ImmunoGen, Inc.* (a)	65,600	608,112
Incyte Corp.* (a)	26,000	287,820
InterMune, Inc.*	12,100	113,135
Regeneron Pharmaceuticals, Inc.* (a)	31,600	705,312
United Therapeutics Corp.* (a)	10,600	517,386
		4,526,391
Health Care Equipment & Supplies 3.6%
Accuray, Inc.*	45,400	301,002
Kinetic Concepts, Inc.*	23,700	865,287
Thoratec Corp.* (a)	32,500	1,388,725
		2,555,014
Health Care Providers & Services 2.8%
Genoptix, Inc.*	20,500	352,600
Gentiva Health Services, Inc.* (a)	28,400	767,084
Owens & Minor, Inc.	31,900	905,322
		2,025,006
Health Care Technology 3.6%
athenahealth, Inc.* (a)	11,500	300,495
Cerner Corp.* (a)	7,500	569,175
Merge Healthcare, Inc.*	75,707	221,822
SXC Health Solutions Corp.*	19,900	1,457,675
		2,549,167
Pharmaceuticals 5.2%
Biovail Corp.	40,200	773,448
Flamel Technologies SA (ADR)* (a)	55,700	387,672
Par Pharmaceutical Companies, Inc.* (a)	25,900	672,364
Questcor Pharmaceuticals, Inc.*	149,100	1,522,311
VIVUS, Inc.* (a)	41,000	393,600
		3,749,395
Industrials 15.4%
Aerospace & Defense 1.2%
BE Aerospace, Inc.* (a)	33,900	862,077
Air Freight & Logistics 0.9%
Atlas Air Worldwide Holdings, Inc.* (a)	13,400	636,500
Commercial Services & Supplies 1.5%
EnerNOC, Inc.* (a)	34,100	1,072,104
Construction & Engineering 0.5%
MYR Group, Inc.*	23,600	393,884
	Shares	Value ($)

Electrical Equipment 3.9%
A-Power Energy Generation Systems Ltd.* (a)	56,500	402,280
AZZ, Inc.	14,700	540,519
Baldor Electric Co. (a)	30,800	1,111,264
General Cable Corp.* (a)	27,200	724,880
		2,778,943
Machinery 4.2%
Ampco-Pittsburgh Corp.	18,800	391,604
Badger Meter, Inc. (a)	25,000	967,250
RBC Bearings, Inc.*	38,500	1,116,115
Terex Corp.*	28,200	528,468
		3,003,437
Professional Services 2.5%
FTI Consulting, Inc.*	26,000	1,133,340
TrueBlue, Inc.*	58,100	650,139
		1,783,479
Road & Rail 0.7%
Genesee & Wyoming, Inc. "A"*	13,600	507,416
Information Technology 24.1%
Communications Equipment 2.0%
Polycom, Inc.*	31,300	932,427
Riverbed Technology, Inc.*	18,700	516,494
		1,448,921
Computers & Peripherals 0.8%
Lexmark International, Inc. "A"* (a)	16,500	544,995
Electronic Equipment, Instruments & Components 1.2%
Itron, Inc.*	13,300	822,206
Internet Software & Services 3.7%
Digital River, Inc.* (a)	41,400	989,874
MercadoLibre, Inc.* (a)	19,500	1,024,725
NIC, Inc.	45,100	289,091
VistaPrint NV* (a)	7,900	375,171
		2,678,861
IT Services 4.2%
Forrester Research, Inc.*	38,600	1,168,036
hiSoft Technology International Ltd. (ADR)*	34,100	354,640
iGATE Corp.	88,600	1,135,852
Telvent GIT SA*	20,200	337,340
		2,995,868
Semiconductors & Semiconductor Equipment 4.1%
Atheros Communications*	15,200	418,608
Cavium Networks, Inc.* (a)	26,650	697,963
Netlogic Microsystems, Inc.* (a)	37,800	1,028,160
Novellus Systems, Inc.* (a)	32,200	816,592
		2,961,323
	Shares	Value ($)

Software 8.1%
ArcSight, Inc.* (a)	40,000	895,600
Comm Vault Systems, Inc.* (a)	29,400	661,500
Concur Technologies, Inc.* (a)	25,100	1,071,268
Epicor Software Corp.*	64,800	517,752
Sourcefire, Inc.* (a)	28,600	543,400
Taleo Corp. "A"*	45,600	1,107,624
VanceInfo Technologies, Inc. (ADR)* (a)	43,600	1,015,008
		5,812,152
Materials 3.0%
Metals & Mining 1.9%
North American Palladium Ltd.*	91,400	284,254
Randgold Resources Ltd. (ADR) (a)	3,100	293,725
Thompson Creek Metals Co., Inc.*	42,100	365,428
Vista Gold Corp.* (a)	55,400	94,180
Walter Energy, Inc.	5,000	304,250
		1,341,837
Paper & Forest Products 1.1%
Schweitzer-Mauduit International, Inc. (a)	16,100	812,245
Telecommunication Services 0.9%
Wireless Telecommunication Services
Syniverse Holdings, Inc.*	31,000	633,950
Total Common Stocks (Cost $56,752,135)		69,949,435

Securities Lending Collateral 45.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $32,811,806)	32,811,806	32,811,806

Cash Equivalents 3.5%
Central Cash Management Fund, 0.21% (b) (Cost $2,507,863)	2,507,863	2,507,863
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $92,071,804)+	146.8	105,269,104
Other Assets and Liabilities, Net	(46.8)	(33,564,783)
Net Assets	100.0	71,704,321

* Non-income producing security.

+ The cost for federal income tax purposes was $92,400,276. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $12,868,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,438,017 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,569,189.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $31,757,308, which is 44.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 69,949,435	$ —	$ —	$ 69,949,435
Short-Term Investments (d)	35,319,669	—	—	35,319,669
Total	$ 105,269,104	$ —	$ —	$ 105,269,104

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $56,752,135) — including $31,757,308 of securities loaned	$ 69,949,435
Investment in Daily Assets Fund Institutional (cost $32,811,806)*	32,811,806
Investment in Central Cash Management Fund (cost $2,507,863)	2,507,863
Total investments, at value (cost $92,071,804)	105,269,104
Cash	10,000
Receivable for investments sold	253,290
Dividends receivable	13,570
Interest receivable	6,631
Other assets	193
Total assets	105,552,788
Liabilities
Payable for investments purchased	828,319
Payable for Portfolio shares redeemed	64,896
Payable upon return of securities loaned	32,811,806
Accrued management fee	35,853
Other accrued expenses and payables	107,593
Total liabilities	33,848,467
Net assets, at value	$ 71,704,321
Net Assets Consist of
Accumulated net investment loss	(176,349)
Net unrealized appreciation (depreciation) on investments	13,197,300
Accumulated net realized gain (loss)	(115,131,528)
Paid-in capital	173,814,898
Net assets, at value	$ 71,704,321
Class A Net Asset Value, offering and redemption price per share ($71,704,321 ÷ 6,900,713 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.39

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $671)	$ 129,248
Income distributions — Central Cash Management Fund	1,482
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	45,089
Total Income	175,819
Expenses: Management fee	216,849
Administration fee	39,427
Services to shareholders	2,142
Legal fees	5,916
Audit and tax fees	30,713
Custodian fee	6,664
Trustees' fees and expenses	3,439
Reports to shareholders	28,619
Other	3,802
Total expenses	337,571
Net investment income (loss)	(161,752)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,139,372
Change in net unrealized appreciation (depreciation) on investments	(5,933,605)
Net gain (loss)	(1,794,233)
Net increase (decrease) in net assets resulting from operations	$ (1,955,985)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ (161,752)	$ (146,790)
Net realized gain (loss)	4,139,372	(20,542,495)
Change in net unrealized appreciation (depreciation)	(5,933,605)	44,155,860
Net increase (decrease) in net assets resulting from operations	(1,955,985)	23,466,575
Portfolio share transactions: Class A Proceeds from shares sold	2,919,363	3,738,488
Cost of shares redeemed	(8,844,301)	(17,049,742)
Shares converted*	—	10,873
Net increase (decrease) in net assets from Class A share transactions	(5,924,938)	(13,300,381)
Class B Proceeds from shares sold	—	244
Cost of shares redeemed	—	(33)
Shares converted*	—	(10,873)
Net increase (decrease) in net assets from Class B share transactions	—	(10,662)
Increase (decrease) in net assets	(7,880,923)	10,155,532
Net assets at beginning of period	79,585,244	69,429,712
Net assets at end of period (including accumulated net investment loss of $176,349 and $14,597, respectively)	$ 71,704,321	$ 79,585,244
Other Information
Class A Shares outstanding at beginning of period	7,439,067	9,122,504
Shares sold	262,677	442,413
Shares redeemed	(801,031)	(2,127,728)
Shares converted*	—	1,878
Net increase (decrease) in Class A shares	(538,354)	(1,683,437)
Shares outstanding at end of period	6,900,713	7,439,067
Class B Shares outstanding at beginning of period	—	1,867
Shares sold	—	38
Shares redeemed	—	(5)
Shares converted*	—	(1,900)
Net increase (decrease) in Class B shares	—	(1,867)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.70	$ 7.61	$ 15.07	$ 14.19	$ 13.48	$ 12.59
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.02)	(.01)	(.01)	(.04)[e]	(.06)
Net realized and unrealized gain (loss)	(.29)	3.11	(7.45)	.89	.75	.95
Total from investment operations	(.31)	3.09	(7.46)	.88	.71	.89
Net asset value, end of period	$ 10.39	$ 10.70	$ 7.61	$ 15.07	$ 14.19	$ 13.48
Total Return (%)	(2.90)**	40.60	(49.50)[c]	6.20[c]	5.27[c,e]	7.07[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	80	69	174	208	243
Ratio of expenses before expense reductions (%)	.86*	.77	.88	.75	.73	.72
Ratio of expenses after expense reductions (%)	.86*	.77	.85	.72	.72	.72
Ratio of net investment income (loss) (%)	(.41)*	(.22)	(.04)	(.09)	(.32)[e]	(.47)
Portfolio turnover rate (%)	37**	93	67	67	73	94

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses been reduced.

[d] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 0.86% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The portfolio may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Barclays Capital US Government/Credit Index [] Blended Index

The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged World Government Bond Index ("WGBI") (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Strategic Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,462	$11,758	$12,276	$13,742	$19,618
	Average annual total return	4.62%	17.58%	7.07%	6.56%	6.97%
Barclays Capital US Government/Credit Index	Growth of $10,000	$10,549	$10,965	$12,377	$12,921	$18,728
	Average annual total return	5.49%	9.65%	7.37%	5.26%	6.48%
Blended Index	Growth of $10,000	$10,483	$11,610	$12,262	$13,576	$20,632
	Average annual total return	4.83%	16.10%	7.03%	6.30%	7.51%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,046.20
Expenses Paid per $1,000*	$ 4.46
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.43
Expenses Paid per $1,000*	$ 4.41

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Strategic Income VIP	.88%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Corporate Bonds	61%	62%
Government & Agency Obligations	19%	18%
Cash Equivalents	8%	8%
Mortgage-Backed Securities Pass-Throughs	3%	4%
Loan Participations and Assignments	3%	3%
Commercial Mortgage-Backed Securities	2%	1%
Collateralized Mortgage Obligations	2%	2%
Asset Backed	1%	1%
Preferred Securities	1%	1%
Municipal Bonds and Notes	0%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/10	12/31/09

Cash Equivalents	7%	9%
AAA	17%	12%
AA	4%	8%
A	4%	6%
BBB	15%	14%
BB	16%	18%
B	27%	21%
CCC	9%	8%
Below CCC	—	2%
Not Rated	1%	2%
	100%	100%
Interest Rate Sensitivity	6/30/10	12/31/09

Effective Maturity	6.6 years	6.6 years
Effective Duration	4.4 years	3.7 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk. Credit quality ratings are subject to change.

Effective maturity is the weighted average of the bonds held by the Portfolio taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

For more complete details about the Portfolio's investment portfolio, see page 192.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Strategic Income VIP

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 62.6%
Consumer Discretionary 8.2%
Advance Auto Parts, Inc., 5.75%, 5/1/2020		232,000	237,217
AMC Entertainment, Inc., 8.0%, 3/1/2014		105,000	101,062
American Achievement Corp., 144A, 8.25%, 4/1/2012		30,000	29,775
Ameristar Casinos, Inc., 9.25%, 6/1/2014		115,000	120,462
ArvinMeritor, Inc.:
8.125%, 9/15/2015		55,000	52,800
10.625%, 3/15/2018		60,000	63,600
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		65,000	61,100
8.0%, 3/15/2014		30,000	29,625
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		120,000	118,800
Avis Budget Car Rental LLC, 144A, 9.625%, 3/15/2018		45,000	45,450
Brunswick Corp., 144A, 11.25%, 11/1/2016		45,000	49,500
Cablevision Systems Corp.:
7.75%, 4/15/2018		10,000	10,000
8.0%, 4/15/2020		10,000	10,125
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		50,000	12,000
Carnival Corp., 6.65%, 1/15/2028		285,000	296,720
Carrols Corp., 9.0%, 1/15/2013		30,000	29,850
CCO Holdings LLC:
144A, 7.875%, 4/30/2018		40,000	40,200
144A, 8.125%, 4/30/2020		25,000	25,563
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		215,000	214,194
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 9.25%, 12/15/2017		15,000	14,925
Series B, 144A, 9.25%, 12/15/2017		25,000	25,125
Comcast Corp., 5.15%, 3/1/2020		145,000	151,808
Cooper-Standard Automotive, Inc., 144A, 8.5%, 5/1/2018		25,000	25,188
DISH DBS Corp.:
6.375%, 10/1/2011		345,000	356,212
6.625%, 10/1/2014		65,000	65,000
7.125%, 2/1/2016		155,000	155,387
Dollarama Group Holdings LP, 7.287%***, 8/15/2012 (b)		52,000	52,520
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		65,000	244
Ford Motor Co., 7.45%, 7/16/2031		65,000	58,662
GameStop Corp., 8.0%, 10/1/2012		60,000	61,650
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		25,000	27,188
Gray Television, Inc., 144A, 10.5%, 6/29/2015		60,000	58,200
		Principal Amount ($) (a)	Value ($)

Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	54,175
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		65,000	52,650
Harrah's Operating Co., Inc.:
11.25%, 6/1/2017		240,000	252,600
144A, 12.75%, 4/15/2018		55,000	52,525
Hertz Corp., 8.875%, 1/1/2014		285,000	288,562
Hyundai Motor Manufacturing Czech, 144A, 4.5%, 4/15/2015		145,000	143,794
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		39,000	35,100
Lear Corp.:
7.875%, 3/15/2018		40,000	40,100
8.125%, 3/15/2020		40,000	40,100
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	20,150
Macy's Retail Holdings, Inc.:
5.9%, 12/1/2016		143,000	143,357
8.375%, 7/15/2015		10,000	11,025
Mediacom Broadband LLC, 8.5%, 10/15/2015		75,000	71,625
Mediacom LLC, 9.125%, 8/15/2019		30,000	28,950
MGM Resorts International:
144A, 9.0%, 3/15/2020		65,000	66,787
10.375%, 5/15/2014		45,000	48,938
11.125%, 11/15/2017		50,000	55,125
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		25,000	22,250
Nexstar Broadcasting, Inc., 144A, 8.875%, 4/15/2017		55,000	55,275
Norcraft Holdings LP, 9.75%, 9/1/2012		71,000	67,184
Penn National Gaming, Inc., 8.75%, 8/15/2019		25,000	25,688
Penske Automotive Group, Inc., 7.75%, 12/15/2016		175,000	164,500
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		25,000	25,219
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015		30,000	28,125
144A, 8.625%, 8/1/2017		310,000	319,300
Sabre Holdings Corp., 8.35%, 3/15/2016		160,000	152,800
Seminole Indian Tribe of Florida, 144A, 7.804%, 10/1/2020		70,000	63,103
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		50,000	53,687
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		55,000	54,175
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		95,000	96,425
Standard Pacific Corp.:
8.375%, 5/15/2018		10,000	9,500
10.75%, 9/15/2016		80,000	85,600
Travelport LLC:
5.163%***, 9/1/2014		45,000	42,075
9.875%, 9/1/2014		85,000	85,212
		Principal Amount ($) (a)	Value ($)

Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		15,000	19
United Components, Inc., 9.375%, 6/15/2013		10,000	10,050
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		200,000	196,000
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	200,000	236,621
144A, 8.0%, 11/1/2016	EUR	100,000	116,171
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		22,809	9,523
WMG Acquisition Corp., 9.5%, 6/15/2016		45,000	47,925
Young Broadcasting, Inc., 8.75%, 1/15/2014**		275,000	165
			5,972,307
Consumer Staples 2.1%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016		70,000	71,225
Altria Group, Inc., 9.25%, 8/6/2019		145,000	180,975
B&G Foods, Inc., 7.625%, 1/15/2018		25,000	25,125
Central Garden & Pet Co., 8.25%, 3/1/2018		35,000	34,694
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		35,000	35,088
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	71,400
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		40,000	36,700
Grupo Bimbo SAB de CV, 144A, 4.875%, 6/30/2020		160,000	160,797
Kraft Foods, Inc., 5.375%, 2/10/2020		145,000	155,375
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		223,000	190,665
Reddy Ice Corp., 144A, 11.25%, 3/15/2015		25,000	25,750
Reynolds American, Inc., 6.75%, 6/15/2017		200,000	216,678
Rite Aid Corp., 7.5%, 3/1/2017		60,000	53,100
Smithfield Foods, Inc.:
7.75%, 7/1/2017		155,000	148,025
144A, 10.0%, 7/15/2014		85,000	94,137
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	34,650
TreeHouse Foods, Inc., 7.75%, 3/1/2018		25,000	25,938
			1,560,322
Energy 8.0%
Atlas Energy Operating Co., LLC:
10.75%, 2/1/2018		115,000	122,619
12.125%, 8/1/2017		55,000	60,775
Belden & Blake Corp., 8.75%, 7/15/2012		310,000	289,075
Bill Barrett Corp., 9.875%, 7/15/2016		40,000	42,400
Bristow Group, Inc., 7.5%, 9/15/2017		70,000	66,850
Chaparral Energy, Inc., 8.5%, 12/1/2015		230,000	213,900
Chesapeake Energy Corp.:
6.25%, 1/15/2018		55,000	55,550
6.875%, 11/15/2020		75,000	75,656
		Principal Amount ($) (a)	Value ($)

7.25%, 12/15/2018		100,000	103,250
9.5%, 2/15/2015		185,000	204,425
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	104,212
Coffeyville Resources LLC, 144A, 9.0%, 4/1/2015		70,000	69,300
Colorado Interstate Gas Co., 6.8%, 11/15/2015		30,000	34,568
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		115,000	118,737
144A, 8.25%, 4/1/2020		60,000	62,550
Continental Resources, Inc.:
144A, 7.375%, 10/1/2020		35,000	34,388
8.25%, 10/1/2019		20,000	20,900
Crosstex Energy LP, 8.875%, 2/15/2018		55,000	54,931
DCP Midstream LLC, 144A, 5.35%, 3/15/2020		165,000	168,706
El Paso Corp.:
7.25%, 6/1/2018		55,000	55,148
9.625%, 5/15/2012		255,000	271,011
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		155,000	158,308
Enbridge Energy Partners LP, 5.2%, 3/15/2020		145,000	149,408
EXCO Resources, Inc., 7.25%, 1/15/2011		95,000	94,763
Frontier Oil Corp., 6.625%, 10/1/2011		40,000	40,150
Global Geophysical Services, Inc., 144A, 10.5%, 5/1/2017		130,000	124,800
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		55,000	55,275
Husky Energy, Inc., 7.25%, 12/15/2019		210,000	253,784
KCS Energy, Inc., 7.125%, 4/1/2012		240,000	239,400
Linn Energy LLC:
144A, 8.625%, 4/15/2020		55,000	56,306
11.75%, 5/15/2017		75,000	85,125
Mariner Energy, Inc.:
7.5%, 4/15/2013		60,000	61,500
8.0%, 5/15/2017		95,000	103,787
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	89,100
Nexen, Inc., 6.2%, 7/30/2019		90,000	101,049
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		55,000	55,825
OPTI Canada, Inc.:
7.875%, 12/15/2014		215,000	187,050
8.25%, 12/15/2014		70,000	60,900
Petrohawk Energy Corp.:
7.875%, 6/1/2015		30,000	30,075
9.125%, 7/15/2013		65,000	67,763
Plains Exploration & Production Co.:
7.0%, 3/15/2017		60,000	57,300
7.625%, 6/1/2018		110,000	107,525
8.625%, 10/15/2019		55,000	55,688
Quicksilver Resources, Inc.:
7.125%, 4/1/2016		30,000	27,675
11.75%, 1/1/2016		15,000	16,538
Regency Energy Partners LP:
8.375%, 12/15/2013		80,000	82,400
144A, 9.375%, 6/1/2016		115,000	121,900
		Principal Amount ($) (a)	Value ($)

Sabine Pass LNG LP:
7.25%, 11/30/2013		115,000	103,500
7.5%, 11/30/2016		100,000	83,250
Southwestern Energy Co., 7.5%, 2/1/2018		85,000	90,313
Stone Energy Corp.:
6.75%, 12/15/2014		95,000	80,750
8.625%, 2/1/2017		125,000	112,500
TransCanada PipeLines Ltd., 6.1%, 6/1/2040		145,000	156,030
Valero Energy Corp., 6.125%, 2/1/2020		160,000	164,415
Whiting Petroleum Corp.:
7.25%, 5/1/2012		125,000	125,000
7.25%, 5/1/2013		20,000	20,150
Williams Partners LP, 144A, 5.25%, 3/15/2020		200,000	204,513
			5,852,766
Financials 17.0%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		125,000	106,250
Ally Financial, Inc.:
6.875%, 9/15/2011		297,000	301,084
7.0%, 2/1/2012		185,000	186,156
7.25%, 3/2/2011		455,000	462,394
144A, 8.0%, 3/15/2020		90,000	87,975
8.0%, 11/1/2031		75,000	69,187
144A, 8.3%, 2/12/2015		35,000	35,438
American International Group, Inc., Series G, 5.6%, 10/18/2016		290,000	264,770
Antero Resources Finance Corp., 144A, 9.375%, 12/1/2017		30,000	30,000
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		75,400	43,732
Bank of America Corp.:
5.625%, 7/1/2020		145,000	146,152
7.625%, 6/1/2019		90,000	103,096
BBVA Bancomer SA, 144A, 7.25%, 4/22/2020		115,000	113,457
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		30,000	5,400
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		120,000	122,700
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	46,012
CIT Group, Inc., 7.0%, 5/1/2017		300,000	270,000
Citigroup Funding, Inc., 5.0%, 4/7/2013		295,000	286,150
Depfa ACS Bank, 144A, 9.118%***, 10/6/2023		1,000,000	866,400
Discover Bank, 7.0%, 4/15/2020		145,000	146,411
E*TRADE Financial Corp., 7.375%, 9/15/2013		120,000	108,000
Export-Import Bank of Korea, 5.125%, 6/29/2020		113,000	113,454
Express LLC, 144A, 8.75%, 3/1/2018		45,000	45,787
FCE Bank PLC, 9.375%, 1/17/2014	EUR	100,000	128,399
		Principal Amount ($) (a)	Value ($)

Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		60,000	61,636
7.375%, 2/1/2011		45,000	45,843
7.5%, 8/1/2012		500,000	511,287
9.875%, 8/10/2011		145,000	152,575
GE Capital European Funding, 4.25%, 3/1/2017	EUR	290,000	363,087
General Electric Capital Corp., 5.5%, 1/8/2020		225,000	237,770
Genworth Financial, Inc., 7.7%, 6/15/2020		90,000	89,903
Hartford Financial Services Group, Inc.:
5.5%, 3/30/2020		50,000	48,530
6.625%, 3/30/2040		85,000	78,929
Hellas Telecommunications Finance SCA, 144A, 8.644%***, 7/15/2015 (PIK)	EUR	106,853	14
Hexion US Finance Corp., 8.875%, 2/1/2018		165,000	148,912
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		200,000	220,497
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		165,000	164,587
Hutchison Whampoa Finance 09 Ltd., 4.75%, 11/14/2016	EUR	150,000	192,674
Intergas Finance BV, REG S, 6.875%, 11/4/2011		275,000	286,687
International Bank for Reconstruction & Development, 5.25%, 4/9/2025		290,000	290,000
International Finance Corp., 5.75%, 3/16/2015	AUD	285,000	243,837
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		40,000	37,900
144A, 8.75%, 3/15/2017		80,000	75,800
iPayment, Inc., 9.75%, 5/15/2014		45,000	40,950
Jefferies Group, Inc., 6.875%, 4/15/2021		145,000	145,376
LBI Escrow Corp., 144A, 8.0%, 11/1/2017		100,000	103,000
Lincoln National Corp., 7.0%, 6/15/2040		290,000	305,441
MetLife, Inc., 7.717%, 2/15/2019		180,000	214,240
Morgan Stanley, Series F, 5.625%, 9/23/2019		82,000	79,328
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		90,000	18,000
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		45,000	42,862
11.5%, 5/1/2016		20,000	21,850
Nomura Holdings, Inc., 6.7%, 3/4/2020		90,000	95,215
Nuveen Investments, Inc., 10.5%, 11/15/2015		60,000	52,200
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		200,000	183,500
Pacific Life Global Funding, 144A, 4.49%***, 2/6/2016		386,000	370,587
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		35,000	35,700
		Principal Amount ($) (a)	Value ($)

PNC Bank NA, 6.875%, 4/1/2018		180,000	203,363
Prudential Financial, Inc., 5.375%, 6/21/2020		135,000	136,725
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		13,000	13,536
Reynolds Group Issuer, Inc., 144A, 8.5%, 5/15/2018		195,000	191,344
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019		240,000	314,945
SLM Corp., 8.0%, 3/25/2020		25,000	21,955
Sprint Capital Corp.:
7.625%, 1/30/2011		50,000	50,875
8.375%, 3/15/2012		135,000	141,581
Susser Holdings LLC, 144A, 8.5%, 5/15/2016		30,000	30,000
Teachers Insurance & Annuity Association of America, 144A, 6.85%, 12/16/2039		185,000	215,478
Total Capital SA, 4.45%, 6/24/2020		290,000	296,017
Toyota Motor Credit Corp., 5.25%, 2/3/2012	EUR	270,000	346,274
Toys "R" Us Property Co. I, LLC, 144A, 10.75%, 7/15/2017		50,000	54,625
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		150,000	11
UCI Holdco, Inc., 8.537%***, 12/15/2013 (PIK)		79,793	77,399
Vale Overseas Ltd., 5.625%, 9/15/2019		160,000	168,817
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		300,000	316,875
Virgin Media Secured Finance PLC, 144A, 6.5%, 1/15/2018		375,000	368,437
Wind Acquisition Finance SA:
144A, 11.0%, 12/1/2015	EUR	180,000	220,113
144A, 11.75%, 7/15/2017	EUR	60,000	74,105
144A, 11.75%, 7/15/2017		100,000	102,500
Wind Acquisition Holdings Finance SA, 144A, 12.25%, 7/15/2017 (PIK)	EUR	60,000	66,401
			12,458,497
Health Care 3.8%
CareFusion Corp., 6.375%, 8/1/2019		145,000	165,638
Community Health Systems, Inc., 8.875%, 7/15/2015		575,000	592,969
Genzyme Corp., 144A, 5.0%, 6/15/2020		155,000	159,649
HCA, Inc.:
7.875%, 2/15/2020		365,000	375,494
8.5%, 4/15/2019		45,000	47,700
9.125%, 11/15/2014		155,000	162,169
9.25%, 11/15/2016		310,000	328,600
9.625%, 11/15/2016 (PIK)		152,000	162,640
IASIS Healthcare LLC, 8.75%, 6/15/2014		95,000	94,525
Life Technologies Corp., 6.0%, 3/1/2020		215,000	232,826
The Cooper Companies, Inc., 7.125%, 2/15/2015		95,000	95,237
Valeant Pharmaceuticals International, 144A, 7.625%, 3/15/2020		85,000	100,300
		Principal Amount ($) (a)	Value ($)

Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		55,000	52,800
Watson Pharmaceuticals, Inc., 6.125%, 8/15/2019		220,000	247,687
			2,818,234
Industrials 5.0%
Acco Brands Corp., 10.625%, 3/15/2015		20,000	21,700
Actuant Corp., 6.875%, 6/15/2017		40,000	39,000
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,200
BE Aerospace, Inc., 8.5%, 7/1/2018		105,000	110,250
Belden, Inc.:
7.0%, 3/15/2017		45,000	43,481
144A, 9.25%, 6/15/2019		40,000	42,200
Bombardier, Inc., 144A, 7.75%, 3/15/2020		55,000	57,063
Cenveo Corp.:
8.875%, 2/1/2018		100,000	96,000
144A, 10.5%, 8/15/2016		55,000	55,963
Clean Harbors, Inc., 7.625%, 8/15/2016		35,000	35,963
Congoleum Corp., 8.625%, 8/1/2008**		125,000	28,438
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	31,125
DynCorp International, Inc., 144A, 10.375%, 7/1/2017 (c)		50,000	50,125
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	60,900
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		50,000	49,500
Hutchison Whampoa International 09/19 Ltd., 144A, 5.75%, 9/11/2019		225,000	239,791
Iron Mountain, Inc., 8.375%, 8/15/2021		80,000	81,600
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		55,000	51,425
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		115,000	117,012
7.625%, 12/1/2013		155,000	158,100
144A, 8.0%, 2/1/2018		105,000	108,675
Kansas City Southern Railway Co., 8.0%, 6/1/2015		100,000	103,000
Masco Corp., 7.125%, 3/15/2020		145,000	140,793
McJunkin Red Man Corp., 144A, 9.5%, 12/15/2016		95,000	92,150
Mobile Mini, Inc., 9.75%, 8/1/2014		65,000	66,462
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		75,000	72,000
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	10,400
8.5%, 3/1/2020		25,000	26,000
Owens Corning, Inc., 9.0%, 6/15/2019		217,000	256,576
Ply Gem Industries, Inc., 144A, 13.125%, 7/15/2014		75,000	75,937
RailAmerica, Inc., 9.25%, 7/1/2017		36,000	37,710
RBS Global, Inc.., 144A, 8.5%, 5/1/2018		120,000	116,400
		Principal Amount ($) (a)	Value ($)

Republic Services, Inc., 144A, 5.0%, 3/1/2020		145,000	150,353
Sitel LLC, 144A, 11.5%, 4/1/2018		95,000	87,875
Textron, Inc., 7.25%, 10/1/2019		312,000	356,188
Titan International, Inc., 8.0%, 1/15/2012		195,000	202,800
TransDigm, Inc., 7.75%, 7/15/2014		30,000	30,075
United Rentals North America, Inc., 7.0%, 2/15/2014		175,000	164,500
USG Corp., 144A, 9.75%, 8/1/2014		45,000	46,800
Waste Management, Inc., 4.75%, 6/30/2020		95,000	97,662
			3,632,192
Information Technology 2.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		70,000	46,200
Amkor Technology, Inc., 144A, 7.375%, 5/1/2018		45,000	43,650
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		130,000	130,000
Equinix, Inc., 8.125%, 3/1/2018		120,000	122,700
First Data Corp., 9.875%, 9/24/2015		45,000	34,200
Freescale Semiconductor, Inc.:
8.875%, 12/15/2014		125,000	114,062
144A, 9.25%, 4/15/2018		200,000	197,500
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	31,350
L-3 Communications Corp.:
5.875%, 1/15/2015		105,000	103,687
Series B, 6.375%, 10/15/2015		80,000	80,000
ManTech International Corp., 144A, 7.25%, 4/15/2018		20,000	20,200
MasTec, Inc., 7.625%, 2/1/2017		65,000	63,213
NXP BV, 7.875%, 10/15/2014		75,000	68,813
Seagate HDD Cayman, 144A, 6.875%, 5/1/2020		20,000	19,000
Seagate Technology International, 144A, 10.0%, 5/1/2014		25,000	28,500
SunGard Data Systems, Inc., 10.25%, 8/15/2015		225,000	232,312
Unisys Corp., 144A, 12.75%, 10/15/2014		80,000	89,400
Vangent, Inc., 9.625%, 2/15/2015		35,000	33,469
Western Union Co., 6.2%, 6/21/2040		145,000	150,036
			1,608,292
Materials 6.3%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		25,000	21,250
ArcelorMittal, 6.125%, 6/1/2018		250,000	261,470
Ashland, Inc., 9.125%, 6/1/2017		55,000	60,225
Ball Corp.:
7.125%, 9/1/2016		30,000	31,387
7.375%, 9/1/2019		25,000	26,000
Berry Plastics Corp., 144A, 9.5%, 5/15/2018		65,000	59,475
Boise Paper Holdings LLC, 144A, 8.0%, 4/1/2020		30,000	29,925
		Principal Amount ($) (a)	Value ($)

CF Industries, Inc., 6.875%, 5/1/2018		25,000	25,437
Clondalkin Acquisition BV, 144A, 2.537%***, 12/15/2013		75,000	64,875
CPG International I, Inc., 10.5%, 7/1/2013		130,000	129,350
Crown Americas LLC, 144A, 7.625%, 5/15/2017		30,000	31,050
Dow Chemical Co.:
7.375%, 11/1/2029		290,000	321,060
8.55%, 5/15/2019		290,000	354,993
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		240,000	228,000
Exopack Holding Corp., 11.25%, 2/1/2014		160,000	162,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		120,175	102,149
10.0%, 3/31/2015		119,040	101,184
Georgia-Pacific LLC:
144A, 7.0%, 1/15/2015		45,000	45,450
144A, 7.125%, 1/15/2017		35,000	35,700
144A, 8.25%, 5/1/2016		65,000	69,306
9.5%, 12/1/2011		300,000	322,500
Graphic Packaging International, Inc., 9.5%, 6/15/2017		130,000	135,850
Greif, Inc., 7.75%, 8/1/2019		195,000	200,850
Hexcel Corp., 6.75%, 2/1/2015		255,000	249,900
Huntsman International LLC, 144A, 8.625%, 3/15/2020		50,000	46,250
Innophos, Inc., 8.875%, 8/15/2014		35,000	36,050
International Paper Co., 7.5%, 8/15/2021		145,000	169,780
MeadWestvaco Corp., 7.375%, 9/1/2019		145,000	157,556
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		35,000	30,100
NewMarket Corp., 7.125%, 12/15/2016		110,000	106,700
Newmont Mining Corp., 5.125%, 10/1/2019		100,000	107,153
Novelis, Inc.:
7.25%, 2/15/2015		100,000	96,500
11.5%, 2/15/2015		35,000	36,575
Owens-Brockway Glass Container, Inc.:
144A, 3.0%, 6/1/2015		40,000	36,750
7.375%, 5/15/2016		110,000	114,675
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		15,000	16,650
Radnor Holdings Corp., 11.0%, 3/15/2010**		25,000	2
Silgan Holdings, Inc., 7.25%, 8/15/2016		50,000	51,250
Solo Cup Co., 10.5%, 11/1/2013		135,000	139,556
United States Steel Corp., 7.375%, 4/1/2020		80,000	79,100
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	145,725
Weyerhaeuser Co., 7.375%, 10/1/2019		145,000	153,222
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		88,963	51,154
			4,644,134
		Principal Amount ($) (a)	Value ($)

Telecommunication Services 5.7%
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		350,000	370,125
Cincinnati Bell, Inc., 8.75%, 3/15/2018		170,000	154,275
Cricket Communications, Inc.:
9.375%, 11/1/2014		205,000	208,075
10.0%, 7/15/2015 (d)		100,000	104,500
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	206,212
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	103,125
Digicel Ltd., 144A, 8.25%, 9/1/2017		200,000	198,000
ERC Ireland Preferred Equity Ltd., 144A, 7.683%***, 2/15/2017 (PIK)	EUR	76,488	11,261
Frontier Communications Corp., 6.25%, 1/15/2013		36,000	36,090
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		29,280	9,370
Hughes Network Systems LLC, 9.5%, 4/15/2014		150,000	151,875
Intelsat Corp.:
9.25%, 8/15/2014		30,000	30,675
9.25%, 6/15/2016		380,000	399,000
Intelsat Jackson Holdings SA, 11.25%, 6/15/2016		60,000	63,900
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		195,000	198,169
iPCS, Inc., 2.469%***, 5/1/2013		35,000	32,725
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		335,000	345,050
Millicom International Cellular SA, 10.0%, 12/1/2013		265,000	272,950
New Communications Holdings, Inc.:
144A, 7.875%, 4/15/2015		10,000	10,075
144A, 8.25%, 4/15/2017		70,000	70,262
144A, 8.5%, 4/15/2020		90,000	90,225
144A, 8.75%, 4/15/2022		10,000	10,000
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		60,000	58,125
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		55,000	54,862
144A, 8.0%, 10/1/2015		60,000	61,650
Qwest Corp., 7.5%, 10/1/2014		285,000	303,169
SBA Telecommunications, Inc.:
144A, 8.0%, 8/15/2016		35,000	36,225
144A, 8.25%, 8/15/2019		25,000	26,313
Sprint Nextel Corp., 8.375%, 8/15/2017		115,000	115,000
Telesat Canada, 11.0%, 11/1/2015		180,000	194,400
West Corp., 9.5%, 10/15/2014		65,000	65,325
Windstream Corp.:
7.0%, 3/15/2019		60,000	55,350
7.875%, 11/1/2017		135,000	131,794
8.625%, 8/1/2016		10,000	10,075
			4,188,227
		Principal Amount ($) (a)	Value ($)

Utilities 4.3%
AES Corp.:
8.0%, 10/15/2017		10,000	10,100
8.0%, 6/1/2020		175,000	175,875
144A, 8.75%, 5/15/2013		257,000	260,855
AmerenEnergy Generating Co., 6.3%, 4/1/2020		160,000	162,857
CMS Energy Corp., 8.5%, 4/15/2011		225,000	232,153
Energy Future Holdings Corp., 144A, 10.0%, 1/15/2020		25,000	24,875
Kinder Morgan, Inc., 6.5%, 9/1/2012		205,000	211,662
Mirant Americas Generation LLC, 8.3%, 5/1/2011		230,000	234,600
Mirant North America LLC, 7.375%, 12/31/2013		60,000	61,350
NRG Energy, Inc.:
7.25%, 2/1/2014		390,000	395,362
7.375%, 2/1/2016		660,000	656,700
7.375%, 1/15/2017		90,000	89,100
NV Energy, Inc.:
6.75%, 8/15/2017		80,000	80,593
8.625%, 3/15/2014		25,000	25,687
RRI Energy, Inc., 7.875%, 6/15/2017		25,000	23,625
Suburban Propane Partners LP, 7.375%, 3/15/2020		15,000	15,188
Toledo Edison Co., 7.25%, 5/1/2020		230,000	278,657
Xcel Energy, Inc., 4.7%, 5/15/2020		210,000	218,815
			3,158,054
Total Corporate Bonds (Cost $45,673,160)			45,893,025

Mortgage-Backed Securities Pass-Throughs 3.6%
Government National Mortgage Association:
4.5%, 5/1/2039 (c)		1,500,000	1,562,461
5.0%, 5/1/2038 (c)		1,000,000	1,065,156
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,601,719)			2,627,617

Asset-Backed 0.8%
Miscellaneous
Babson CLO Ltd., "A", Series 2005-3A, 144A, 0.624%***, 11/10/2019		193,425	182,683
Duane Street CLO, "A", Series 2005-1A, 144A, 0.624%***, 11/8/2017		485,188	447,586
Total Asset-Backed (Cost $574,862)			630,269

Commercial Mortgage-Backed Securities 2.2%
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040		814,000	838,001
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.636%***, 7/15/2041		500,000	314,955
		Principal Amount ($) (a)	Value ($)

LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	454,015
Total Commercial Mortgage-Backed Securities (Cost $1,621,382)			1,606,971

Collateralized Mortgage Obligations 1.7%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.52%***, 2/25/2034		215,282	197,085
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 4.127%***, 12/25/2035		290,184	275,343
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		124,745	120,323
Merrill Lynch Mortgage Investors Trust:
"2A", Series 2003-A6, 3.615%***, 10/25/2033		153,219	149,278
"2A1A", Series 2005-A9, 5.108%***, 12/25/2035		211,431	210,722
Provident Funding Mortgage Loan Trust, "2A1", Series 2005-1, 2.99%***, 5/25/2035		125,356	116,277
Residential Funding Mortgage Securities I, "3A1", Series 2005-SA2, 5.117%***, 6/25/2035		11,537	11,332
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 4.8%***, 10/25/2035		154,701	144,996
Total Collateralized Mortgage Obligations (Cost $1,108,819)			1,225,356

Government & Agency Obligations 19.4%
Other Government Related (e) 4.8%
Citibank NA, FDIC Guaranteed, 0.39%***, 5/7/2012		650,000	651,507
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.787%***, 12/26/2012		232,000	234,154
Kreditanstalt fuer Wiederaufbau, 1.35%, 1/20/2014	JPY	185,000,000	2,162,377
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		460,000	481,889
			3,529,927
Sovereign Bonds 7.5%
Federative Republic of Brazil:
8.875%, 10/14/2019		295,000	385,712
12.5%, 1/5/2016	BRL	250,000	145,622
Government of Canada, 4.5%, 6/1/2015	CAD	350,000	362,043
Republic of Argentina, 5.83%, 12/31/2033	ARS	535	110
Republic of El Salvador, 144A, 7.65%, 6/15/2035		156,000	165,360
Republic of Indonesia, 144A, 6.875%, 3/9/2017		440,000	496,100
		Principal Amount ($) (a)	Value ($)

Republic of Lithuania, 144A, 7.375%, 2/11/2020		195,000	206,553
Republic of Panama, 9.375%, 1/16/2023		500,000	650,000
Republic of Peru, 7.35%, 7/21/2025		285,000	341,288
Republic of Poland, 6.375%, 7/15/2019		345,000	381,647
Republic of South Africa, 6.875%, 5/27/2019		220,000	251,625
Republic of Uruguay:
7.625%, 3/21/2036		60,000	69,600
9.25%, 5/17/2017		105,000	132,563
Republic of Venezuela, 9.25%, 9/15/2027		150,000	100,875
Russian Federation, REG S, 7.5%, 3/31/2030		492,103	554,748
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016		100,000	105,000
United Kingdom Treasury Bond, 3.75%, 9/7/2019	GBP	750,000	1,158,776
			5,507,622
US Government Sponsored Agency 0.2%
Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011		100,000	100,790
US Treasury Obligations 6.9%
US Treasury Bills, 0.22%****, 9/16/2010 (f)		1,302,000	1,301,568
US Treasury Bond, 4.625%, 2/15/2040		592,000	665,445
US Treasury Notes:
0.875%, 2/29/2012		500,000	502,675
2.5%, 3/31/2015		570,000	590,662
3.5%, 5/15/2020 (d)		1,917,000	2,006,255
			5,066,605
Total Government & Agency Obligations (Cost $13,439,590)			14,204,944

Loan Participations and Assignments 3.1%
Senior Loans*** 2.6%
Big West Oil LLC, Term Loan, 12%, 2/19/2015		35,000	35,284
Buffets, Inc.:
Letter of Credit, First Lien, 7.375%, 4/22/2015		11,351	8,797
Term Loan B, 12.0%, 4/21/2015		70,000	62,930
Charter Communications Operating LLC:
Replacement Term Loan, 2.35%, 3/6/2014		21,680	20,147
Term Loan, 3.79%, 9/6/2016		209,198	195,306
New Term Loan, 7.25%, 3/6/2014		112,700	113,099
Clarke American Corp., Term Loan B, 2.847%, 6/30/2014		22,191	19,140
Ford Motor Co., Term Loan, 3.35%, 12/16/2013		237,315	224,976
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.347%, 3/26/2014		166,068	134,746
Letter of Credit, 2.533%, 3/26/2014		9,903	8,035
		Principal Amount ($) (a)	Value ($)

Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		115,541	105,696
Term Loan C2, 2.813%, 5/6/2013		59,295	54,242
IASIS Healthcare LLC, Term Loan, 5.588%, 6/13/2014 (PIK)		106,353	95,850
Kabel Deutschland GmbH, Term Loan, 7.983%, 12/19/2014 (PIK)	EUR	91,111	105,447
OSI Restaurant Partners LLC:
Term Loan, 2.786%, 6/14/2013		11,007	9,468
Term Loan B, 2.875%, 6/14/2014		121,819	104,786
Sabre, Inc., Term Loan B, 2.347%, 9/30/2014		48,148	42,902
Sbarro, Inc., Term Loan, 4.847%, 1/31/2014		40,000	35,700
Texas Competitive Electric Holdings Co., LLC:
Term Loan B3, 3.85%, 10/10/2014		402,341	297,014
Term Loan B2, 4.066%, 10/10/2014		59,271	44,031
Tribune Co., Term Loan B, 5.25%, 6/4/2014**		88,875	54,314
US Foodservice, Inc., Term Loan B, 2.85%, 5/29/2012		84,782	73,049
VML US Finance LLC:
Delayed Draw Term Loan B, 5.04%, 5/25/2012		18,264	17,805
Term Loan B, 5.04%, 5/27/2013		31,620	30,825
			1,893,589
Sovereign Loans 0.5%
BOM Capital PLC, 144A, 6.699%, 3/11/2015		205,000	202,181
VTB Bank, 144A, 6.875%, 5/29/2018		145,000	149,169
			351,350
Total Loan Participations and Assignments (Cost $2,393,247)			2,244,939

Municipal Bonds and Notes 0.1%
Oregon, State Department of Transportation Highway, User Tax Revenue, Build America Bonds, Series A, 5.834%, 11/15/2034 (Cost $80,000)		80,000	88,444

Preferred Securities 0.8%
Financials 0.7%
Capital One Capital VI, 8.875%, 5/15/2040		330,000	343,653
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	152,879
			496,532
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	74,100
Total Preferred Securities (Cost $526,616)			570,632
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	6,954
Dex One Corp.*	540	10,260
SuperMedia, Inc.*	99	1,804
Vertis Holdings, Inc.*	940	0
		19,018
Industrials 0.0%
World Color Press, Inc.*	322	3,591
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $320,829)		24,358

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	0
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	15,600	0
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	366	423
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	85	0
Total Warrants (Cost $17,432)		423
	Contracts	Value ($)

Call Options Purchased 0.0%
Floating rate-LIBOR, Effective Date 5/16/2011, Expiration Date 5/16/2012, Cap Rate 3.0% (Cost $54,460)	14,000,000	4,898
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $4,000)	4	3,469
	Shares	Value ($)

Securities Lending Collateral 2.5%
Daily Assets Fund Institutional, 0.27% (g) (h) (Cost $1,818,253)	1,818,253	1,818,253

Cash Equivalents 8.2%
Central Cash Management Fund, 0.21% (g) (Cost $6,048,734)	6,048,734	6,048,734
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,283,103)+	105.0	76,992,332
Other Assets and Liabilities, Net	(5.0)	(3,684,694)
Net Assets	100.0	73,307,638

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Buffalo Thunder Development Authority	9.375%	12/15/2014	30,000	USD	30,000	5,400
CanWest MediaWorks LP	9.25%	8/1/2015	50,000	USD	50,000	12,000
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	28,438
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	65,000	USD	65,225	244
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	29,280	USD	27,863	9,370
New ASAT (Finance) Ltd.	9.25%	2/1/2011	90,000	USD	75,700	18,000
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	15,888	2
Tribune Co.	5.25%	6/4/2014	88,875	USD	88,819	54,314
Tropicana Entertainment LLC	9.625%	12/15/2014	150,000	USD	122,979	11
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	15,000	USD	10,838	19
Young Broadcasting, Inc.	8.75%	1/15/2014	275,000	USD	224,631	165
					817,937	127,963

*** These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $76,522,884. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $469,448. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,885,137 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,415,689.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 8/15/2012.

(c) When-issued or delayed delivery security included.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $1,773,771, which is 2.4% of net assets.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At June 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust

At June 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	9/9/2010	6	9,613,301	71,850
10 Year US Treasury Note	USD	9/21/2010	17	2,083,297	22,905
CAC 40 Index	EUR	7/16/2010	16	673,448	(39,755)
Federal Republic of Germany Euro-Bund	EUR	9/8/2010	2	316,449	559
Federal Republic of Germany Euro-Schatz	EUR	9/8/2010	28	3,750,284	(989)
FTSE 100 Index	GBP	9/17/2010	11	802,115	(52,046)
FTSE MIB Index	EUR	9/17/2010	2	236,573	(12,222)
IBEX 35 Index	EUR	7/16/2010	5	562,694	(24,590)
NASDAQ 100 E-Mini Index	USD	9/17/2010	8	278,080	(17,378)
TOPIX Index	JPY	9/10/2010	4	379,347	(9,388)
United Kingdom Long Gilt Bond	GBP	9/28/2010	7	1,266,026	24,805
Total net unrealized depreciation					(36,249)

At June 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/21/2010	16	1,861,143	(43,492)
2 Year US Treasury Note	USD	9/30/2010	31	6,783,672	(20,890)
AEX Index	EUR	7/16/2010	3	232,219	12,515
ASX SPI 200 Index	AUD	9/16/2010	5	448,442	25,661
DJ Euro Stoxx 50 Index	EUR	9/17/2010	31	973,486	49,963
Federal Republic of Germany Euro-Bund	EUR	9/8/2010	53	8,385,900	(33,352)
Hang Seng Index	HKD	7/29/2010	4	515,712	14,980
Russell 2000 Mini Index	USD	9/17/2010	2	121,560	8,515
S&P 500 E-Mini Index	USD	9/17/2010	7	359,310	20,826
S&P TSX 60 Index	CAD	9/16/2010	3	371,537	12,674
Total net unrealized appreciation					47,400

At June 30, 2010, open written interest rate option contracts were as follows:

Effective/ Expiration Date	Cash Flows Paid	Contract Amount ($)	Strike Rate (%)	Value ($)	Premiums Received ($)	Unrealized Depreciation ($)
Call Option 5/16/2011 5/16/2012	30-year USD Swap Rate — 10-year USD Swap Rate	29,000,000	0.6	(37,230)	30,740	(6,490)

At June 30, 2010, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ Depreciation ($)
9/21/2009 12/20/2014	400,000[1]	1.0%	Home Depot, Inc., 5.875%, 12/16/2036, BBB+	(7,120)	(6,500)	(620)
9/21/2009 12/20/2014	400,000[2]	1.0%	Hewlett-Packard Co., 5.4%, 3/1/2017, A	(11,318)	(13,354)	2,036
9/21/2009 3/20/2015	400,000[1]	1.0%	Eli Lilly & Co., 6.57%, 1/1/2016, A+	(9,294)	(10,550)	1,256
3/22/2010 6/20/2015	2,000,000[2]	1.0%	Markit CDX.NA.IG	18,145	23,466	(5,321)
Total net unrealized depreciation						(2,649)

At June 30, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (j)	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
9/21/2009 12/20/2014	290,000[3]	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA	(11,385)	(7,340)	(4,045)
3/22/2010 6/20/2015	290,000[1]	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BB	(9,105)	(1,645)	(7,460)
Total unrealized depreciation						(11,505)

(i) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

(j) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

At June 30, 2010, open interest rate swaps contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Cash Flows Received by the Portfolio	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
10/27/2010 10/27/2020	1,500,000[1]	Fixed — 4.12%	Floating — LIBOR	(128,031)	525	(128,556)
11/24/2010 11/24/2020	1,300,000[4]	Fixed — 3.96%	Floating — LIBOR	(89,168)	591	(89,759)
4/20/2009 4/20/2024	500,000[1]	Floating — LIBOR	Floating — 7.5%++	3,299	—	3,299
5/15/2009 5/15/2024	500,000[1]	Floating — LIBOR	Floating — 7.5%++	(1,031)	—	(1,031)
11/15/2009 11/15/2024	300,000[4]	Floating — LIBOR	Floating — 8.7%++	19,840	—	19,840
Total net unrealized depreciation						(196,207)

++ These interest rate swaps are shown at their current rate as of June 30,2010.

LIBOR: London InterBank Offered Rate

At June 30, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payment Paid/ (Received) ($)	Unrealized Depreciation ($)
5/28/2010 6/14/2012	2,800,000[5]	0.45%	Global Interest Rate Strategy Index	(46,463)	1,867	(48,330)

Counterparties:

1 Morgan Stanley

2 The Goldman Sachs & Co.

3 JPMorgan Chase Securities, Inc.

4 Barclays Bank PLC

5 Citigroup, Inc.

At June 30, 2010, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	788,900	USD	967,002	7/27/2010	2,178	Citigroup, Inc.
GBP	1,710,000	USD	2,562,358	8/18/2010	7,525	Royal Bank of Scotland PLC
EUR	3,259,000	USD	4,014,697	8/18/2010	28,432	UBS AG
Total unrealized appreciation					38,135
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	5,300	USD	6,481	7/27/2010	(1)	JPMorgan Chase Securities, Inc.
USD	905,740	AUD	1,052,000	8/18/2010	(25,380)	Royal Bank of Scotland PLC
USD	306,290	NZD	436,000	8/18/2010	(8,303)	Royal Bank of Scotland PLC
USD	197,757	NOK	1,287,000	8/18/2010	(489)	Royal Bank of Scotland PLC
USD	718,283	SEK	5,582,000	8/18/2010	(2,411)	UBS AG
USD	1,241,593	CAD	1,296,000	8/18/2010	(24,543)	UBS AG
CHF	187,000	USD	169,691	8/18/2010	(3,949)	Royal Bank of Scotland PLC
JPY	121,167,000	USD	1,357,081	8/18/2010	(14,440)	UBS AG
EUR	1,985,000	USD	2,436,125	9/16/2010	(4,538)	Morgan Stanley
GBP	925,000	USD	1,370,736	9/21/2010	(11,803)	Morgan Stanley
JPY	195,000,000	USD	2,138,263	9/21/2010	(67,980)	Morgan Stanley
Total unrealized depreciation					(163,837)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding option contracts, futures contracts, interest rate swap contracts, credit default swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$ —	$ 44,193,455	$ 1,699,570	$ 45,893,025
Mortgage-Backed Securities Pass-Throughs	—	2,627,617	—	2,627,617
Asset-Backed	—	182,683	447,586	630,269
Commercial Mortgage-Backed Securities	—	1,606,971	—	1,606,971
Collateralized Mortgage Obligations	—	1,225,356	—	1,225,356
Government & Agency Obligations	—	12,903,376	—	12,903,376
Loan Participations and Assignments	—	2,244,939	—	2,244,939
Municipal Bonds and Notes	—	88,444	—	88,444
Preferred Securities	—	570,632	—	570,632
Common Stocks	15,655	6,954	1,749	24,358
Warrants	—	423	0	423
Other Investments	—	—	3,469	3,469
Short-Term Investments	7,866,987	1,301,568	—	9,168,555
Derivatives (l)	11,151	64,566	4,898	80,615
Total	$ 7,893,793	$ 67,016,984	$ 2,157,272	$ 77,068,049
Liabilities
Derivatives (l)	$ —	$ (455,449)	$ (37,230)	$ (492,679)
Total	$ —	$ (455,449)	$ (37,230)	$ (492,679)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency exchange contracts and value of options purchased.

Level 3 Reconciliation

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Asset-Backed	Loan Participations and Assignments	Common Stocks	Warrants	Convertible Preferred Stocks	Call Options Purchased	Other Investments	Total	Written Options
Balance as of December 31, 2009	$ 1,399,392	$ 600,572	$ 72,237	$ 1,749	$ 625	$ 0	$ 0	$ —	$ 2,074,575	$ —
Realized gains (loss)	—	—	3,736	—	—	(4,191)	—	—	(455)	—
Change in unrealized appreciation (depreciation)	4,565	18,195	7,897	—	(625)	4,191	(49,562)	(531)	(15,870)	(6,490)
Amortization premium/ discount	4,483	—	408	—	—	—	—	—	4,891	—
Net purchases (sales)	290,000	—	(84,278)	—	—	0	54,460	4,000	264,182	(30,740)
Transfers into Level 3	50,000(m)	—	—	—	—	—	—	—	50,000	—
Transfers (out) of Level 3	(48,870)(n)	(171,181)(n)	—	—	—	—	—	—	(220,051)	—
Balance as of June 30, 2010	$ 1,699,570	$ 447,586	$ —	$ 1,749	$ 0	$ —	$ 4,898	$ 3,469	$ 2,157,272	$ (37,230)
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ 4,565	$ 18,195	$ —	$ —	$ —	$ —	$ (49,562)	$ (531)	$ (27,333)	$ (6,490)

Transfers between price levels are recognized at the beginning of the reporting period.

(m) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(n) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $68,416,116) — including $1,773,771 of securities loaned	$ 69,125,345
Investment in Daily Assets Fund Institutional (cost $1,818,253)*	1,818,253
Investment in Central Cash Management Fund (cost $6,048,734)	6,048,734
Total investments, at value (cost $76,283,103)	76,992,332
Foreign currency, at value (cost $318,125)	316,960
Receivable for investments sold	1,311,688
Receivable for Portfolio shares sold	34,812
Interest receivable	1,115,039
Receivable for variation margin on open futures contracts	1,936
Unrealized appreciation on open swap contracts	26,431
Upfront payments paid on swap contracts	26,449
Foreign taxes recoverable	1,119
Net receivable for open swap contracts	7,855
Net receivable on closed forward foreign currency exchange contracts	71
Unrealized appreciation on open forward foreign currency exchange contracts	38,135
Other assets	581
Total assets	79,873,408
Liabilities
Cash overdraft	176,171
Payable for investments purchased	3,968,963
Payable upon return of securities loaned	1,818,253
Payable for Portfolio shares redeemed	156
Net payable for closed swap contracts	4,125
Unrealized depreciation on open forward foreign currency exchange contracts	163,837
Options written, at value (premiums received $30,740)	37,230
Unrealized depreciation on open swap contracts	285,122
Upfront payments received on swap contracts	39,389
Accrued management fee	5,488
Other accrued expenses and payables	67,036
Total liabilities	6,565,770
Net assets, at value	$ 73,307,638
Net Assets Consist of
Undistributed net investment income	1,633,028
Net unrealized appreciation (depreciation) on: Investments	709,229
Swap contracts	(258,691)
Written options	(6,490)
Futures	11,151
Foreign currency	(118,606)
Accumulated net realized gain (loss)	(776,792)
Paid-in capital	72,114,809
Net assets, at value	$ 73,307,638
Class A Net Asset Value, offering and redemption price per share ($73,307,638 ÷ 6,446,500 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.37

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $143)	$ 2,422,829
Income distributions — Central Cash Management Fund	5,719
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,176
Total Income	2,429,724
Expenses: Management fee	203,237
Administration fee	36,952
Services to shareholders	897
Custodian fee	38,023
Legal fees	10,617
Audit and tax fees	34,060
Trustees' fees and expenses	3,371
Reports to shareholders	9,222
Other	18,270
Total expenses before expense reductions	354,649
Expense reductions	(30,696)
Total expenses after expense reductions	323,953
Net investment income (loss)	2,105,771
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	997,240
Swap contracts	47,050
Futures	(137,838)
Foreign currency	1,308,834
2,215,286
Change in net unrealized appreciation (depreciation) on: Investments	(335,832)
Swap contracts	(313,819)
Written options	(6,490)
Futures	104,760
Foreign currency	(410,423)
(961,804)
Net gain (loss)	1,253,482
Net increase (decrease) in net assets resulting from operations	$ 3,359,253

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 2,105,771	$ 4,244,300
Net realized gain (loss)	2,215,286	564,606
Change in net unrealized appreciation (depreciation)	(961,804)	9,572,764
Net increase (decrease) in net assets resulting from operations	3,359,253	14,381,670
Distributions to shareholders from: Net investment income: Class A	(4,806,010)	(3,708,667)
Portfolio share transactions: Class A Proceeds from shares sold	5,346,475	9,943,530
Shares converted*	—	44,195
Reinvestment of distributions	4,806,010	3,708,667
Cost of shares redeemed	(9,273,245)	(23,212,559)
Net increase (decrease) in net assets from Class A share transactions	879,240	(9,516,167)
Class B Shares converted*	—	(44,195)
Cost of shares redeemed	—	(151)
Net increase (decrease) in net assets from Class B share transactions	—	(44,346)
Increase (decrease) in net assets	(567,517)	1,112,490
Net assets at beginning of period	73,875,155	72,762,665
Net assets at end of period (including undistributed net investment income of $1,633,028 and $4,333,267, respectively)	$ 73,307,638	$ 73,875,155
Other Information
Class A Shares outstanding at beginning of period	6,362,456	7,250,530
Shares sold	457,317	943,043
Shares converted*	—	4,547
Shares issued to shareholders in reinvestment of distributions	420,473	392,867
Shares redeemed	(793,746)	(2,228,531)
Net increase (decrease) in Class A shares	84,044	(888,074)
Shares outstanding at end of period	6,446,500	6,362,456
Class B Shares outstanding at beginning of period	—	4,594
Shares converted*	—	(4,579)
Shares redeemed	—	(15)
Net increase (decrease) in Class B shares	—	(4,594)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.61	$ 10.03	$ 11.70	$ 11.80	$ 11.50	$ 12.25
Income (loss) from investment operations: Net investment income[b]	.33	.63	.55	.63	.62	.65
Net realized and unrealized gain (loss)	.21	1.50	(1.38)	(.01)	.36	(.39)
Total from investment operations	.54	2.13	(.83)	.62	.98	.26
Less distributions from: Net investment income	(.78)	(.55)	(.69)	(.72)	(.57)	(.98)
Net realized gains	—	—	(.15)	—	(.11)	(.03)
Total distributions	(.78)	(.55)	(.84)	(.72)	(.68)	(1.01)
Net asset value, end of period	$ 11.37	$ 11.61	$ 10.03	$ 11.70	$ 11.80	$ 11.50
Total Return (%)	4.62c**	22.73[c]	(7.75)[c]	5.43[c]	8.98	2.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	74	73	100	86	71
Ratio of expenses before expense reductions (%)	.96*	.86	.89	.84	.85	.88
Ratio of expenses after expense reductions (%)	.88*	.80	.87	.83	.85	.88
Ratio of net investment income (%)	5.70*	5.96	5.06	5.50	5.47	5.61
Portfolio turnover rate (%)	147**	370	234	147	143	120

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Strategic Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.80% and 1.11% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown during each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Value VIP
[] DWS Strategic Value VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Strategic Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,176	$11,313	$5,804	$7,624	$12,526
	Average annual total return	-8.24%	13.13%	-16.58%	-5.28%	2.28%
S&P 500 Index	Growth of $10,000	$9,335	$11,443	$7,336	$9,609	$8,521
	Average annual total return	-6.65%	14.43%	-9.81%	-.79%	-1.59%
DWS Strategic Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,163	$11,290	$5,753	$7,491	$10,467
	Average annual total return	-8.37%	12.90%	-16.83%	-5.61%	.57%
S&P 500 Index	Growth of $10,000	$9,335	$11,443	$7,336	$9,609	$12,200
	Average annual total return	-6.65%	14.43%	-9.81%	-.79%	2.52%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Strategic Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 917.60	$ 916.30
Expenses Paid per $1,000*	$ 3.80	$ 5.32
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.83	$ 1,019.24
Expenses Paid per $1,000*	$ 4.01	$ 5.61

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Value VIP	.80%	1.12%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Strategic Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	92%	98%
Cash Equivalents	8%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Financials	16%	16%
Information Technology	16%	15%
Energy	15%	13%
Industrials	13%	12%
Health Care	12%	14%
Consumer Staples	8%	12%
Consumer Discretionary	8%	7%
Telecommunication Services	6%	6%
Utilities	4%	1%
Materials	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 220.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Strategic Value VIP

	Shares	Value ($)

Common Stocks 91.6%
Consumer Discretionary 7.7%
Auto Components 0.4%
Goodyear Tire & Rubber Co.*	82,796	822,992
Automobiles 1.0%
Daimler AG (Registered)*	48,592	2,456,326
Hotels Restaurants & Leisure 2.2%
Carnival Corp. (Units)	23,175	700,812
McDonald's Corp.	69,298	4,564,659
		5,265,471
Media 2.2%
Time Warner, Inc.	97,533	2,819,679
Walt Disney Co. (a)	75,962	2,392,803
		5,212,482
Multiline Retail 0.8%
Target Corp. (a)	38,236	1,880,064
Textiles, Apparel & Luxury Goods 1.1%
VF Corp.	37,203	2,648,110
Consumer Staples 7.8%
Beverages 3.1%
PepsiCo, Inc.	121,199	7,387,079
Food & Staples Retailing 1.0%
CVS Caremark Corp.	79,490	2,330,647
Tobacco 3.7%
Altria Group, Inc.	277,470	5,560,499
Philip Morris International, Inc.	69,028	3,164,243
		8,724,742
Energy 13.4%
Energy Equipment & Services 3.0%
Ensco PLC (ADR)	69,457	2,728,271
National-Oilwell Varco, Inc.	68,935	2,279,680
Transocean Ltd.*	46,900	2,172,877
		7,180,828
Oil, Gas & Consumable Fuels 10.4%
Apache Corp. (a)	55,441	4,667,578
Chevron Corp.	69,460	4,713,556
ConocoPhillips	152,353	7,479,009
Hess Corp.	76,380	3,844,969
Marathon Oil Corp.	124,905	3,883,296
		24,588,408
Financials 14.6%
Capital Markets 3.0%
Invesco Ltd. (a)	100,930	1,698,652
State Street Corp.	48,769	1,649,368
The Goldman Sachs Group, Inc.	29,146	3,825,995
		7,174,015
Commercial Banks 1.3%
Wells Fargo & Co.	115,575	2,958,720
Consumer Finance 0.6%
Capital One Financial Corp.	35,000	1,410,500
Diversified Financial Services 7.7%
Bank of America Corp.	455,788	6,549,674
Citigroup, Inc.*	833,241	3,132,986
JPMorgan Chase & Co.	235,510	8,622,021
		18,304,681
	Shares	Value ($)

Insurance 1.9%
Hartford Financial Services Group, Inc. (a)	67,506	1,493,908
Lincoln National Corp.	125,294	3,043,391
		4,537,299
Thrifts & Mortgage Finance 0.1%
Washington Mutual, Inc.*	1,394,944	230,166
Health Care 11.3%
Health Care Providers & Services 3.0%
Aetna, Inc.	131,850	3,478,203
Medco Health Solutions, Inc.*	14,105	776,903
UnitedHealth Group, Inc.	97,361	2,765,053
		7,020,159
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.*	49,036	2,405,216
Pharmaceuticals 7.3%
Abbott Laboratories	55,464	2,594,606
Merck & Co., Inc. (a)	166,042	5,806,489
Mylan, Inc.* (a)	210,506	3,587,022
Novartis AG (ADR) (a)	54,883	2,651,947
Pfizer, Inc.	190,129	2,711,239
		17,351,303
Industrials 11.6%
Aerospace & Defense 7.0%
Boeing Co.	30,474	1,912,244
Honeywell International, Inc.	166,390	6,494,202
ITT Corp.	53,344	2,396,212
United Technologies Corp.	90,179	5,853,519
		16,656,177
Construction & Engineering 2.0%
Fluor Corp. (a)	54,943	2,335,077
URS Corp.*	62,174	2,446,547
		4,781,624
Industrial Conglomerates 1.1%
Tyco International Ltd.	76,001	2,677,515
Machinery 1.5%
Deere & Co.	63,573	3,539,745
Information Technology 14.5%
Communications Equipment 1.0%
QUALCOMM, Inc.	70,928	2,329,275
Computers & Peripherals 3.7%
Dell, Inc.*	93,165	1,123,570
Hewlett-Packard Co.	166,412	7,202,311
Lexmark International, Inc. "A"*	13,940	460,438
		8,786,319
IT Services 3.6%
Accenture PLC "A"	97,254	3,758,867
International Business Machines Corp.	38,441	4,746,695
		8,505,562
Office Electronics 0.9%
Xerox Corp.	278,472	2,238,915
Software 5.3%
BMC Software, Inc.*	76,470	2,648,156
CA, Inc.	124,296	2,287,047
	Shares	Value ($)

Microsoft Corp.	332,925	7,660,604
		12,595,807
Materials 2.0%
Chemicals 0.5%
Monsanto Co.	27,835	1,286,534
Metals & Mining 1.5%
BHP Billiton Ltd. (ADR) (a)	55,387	3,433,440
Telecommunication Services 5.4%
Diversified Telecommunication Services 4.2%
AT&T, Inc.	138,355	3,346,808
CenturyLink, Inc. (a)	82,898	2,761,332
Verizon Communications, Inc.	138,665	3,885,393
		9,993,533
Wireless Telecommunication Services 1.2%
Vodafone Group PLC (ADR) (a)	137,330	2,838,611
Utilities 3.3%
Electric Utilities 2.4%
Exelon Corp. (a)	69,435	2,636,447
NextEra Energy, Inc. (a)	62,553	3,050,084
		5,686,531
	Shares	Value ($)

Multi-Utilities 0.9%
PG&E Corp.	55,528	2,282,201
Total Common Stocks (Cost $217,953,807)		217,520,997

Securities Lending Collateral 16.0%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $37,867,190)	37,867,190	37,867,190

Cash Equivalents 8.0%
Central Cash Management Fund, 0.21% (b) (Cost $19,091,323)	19,091,323	19,091,323
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $274,912,320)+	115.6	274,479,510
Other Assets and Liabilities, Net	(15.6)	(36,989,678)
Net Assets	100.0	237,489,832

* Non-income producing security.

+ The cost for federal income tax purposes was $278,079,405. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $3,599,895. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,243,664 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,843,559.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $36,654,416, which is 15.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 217,520,997	$ —	$ —	$ 217,520,997
Short-Term Investments (d)	56,958,513	—	—	56,958,513
Total	$ 274,479,510	$ —	$ —	$ 274,479,510

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $217,953,807) — including $36,654,416 of securities loaned	$ 217,520,997
Investment in Daily Assets Fund Institutional (cost $37,867,190)*	37,867,190
Investment in Central Cash Management Fund (cost $19,091,323)	19,091,323
Total investments at value (cost $274,912,320)	274,479,510
Cash	10,000
Receivable for investments sold	2,526,730
Dividends receivable	462,635
Interest receivable	4,779
Foreign taxes recoverable	2,107
Other assets	1,840
Total assets	277,487,601
Liabilities
Payable upon return of securities loaned	37,867,190
Payable for Portfolio shares redeemed	265,790
Payable for investments purchased	1,637,172
Accrued management fee	137,761
Other accrued expenses and payables	89,856
Total liabilities	39,997,769
Net assets, at value	$ 237,489,832
Net Assets Consist of
Undistributed net investment income	1,735,085
Net unrealized appreciation (depreciation) on investments	(432,810)
Accumulated net realized gain (loss)	(153,163,428)
Paid-in capital	389,350,985
Net assets, at value	$ 237,489,832
Class A Net Asset Value, offering and redemption price per share ($235,927,922 ÷ 35,586,434 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.63
Class B Net Asset Value, offering and redemption price per share ($1,561,910 ÷ 234,555 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $38,294)	$ 3,090,452
Income distributions — Central Cash Management Fund	7,891
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,783
Total Income	3,113,126
Expenses: Management fee	904,671
Administration fee	136,616
Services to shareholders	8,907
Custodian fee	8,832
Distribution service fee (Class B)	2,285
Record keeping fees (Class B)	503
Professional fees	32,122
Trustees' fees and expenses	7,761
Reports to shareholders	25,832
Other	9,660
Total expenses before expense reductions	1,137,189
Expense reductions	(36,436)
Total expenses after expense reductions	1,100,753
Net investment income (loss)	2,012,373
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,659,121
Change in net unrealized appreciation (depreciation) on investments	(29,698,481)
Net gain (loss)	(23,039,360)
Net increase (decrease) in net assets resulting from operations	$ (21,026,987)

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ 2,012,373	$ 5,183,044
Net realized gain (loss)	6,659,121	(11,128,319)
Change in net unrealized appreciation (depreciation)	(29,698,481)	65,208,508
Net increase (decrease) in net assets resulting from operations	(21,026,987)	59,263,233
Distributions to shareholders from: Net investment income: Class A	(5,244,990)	(12,778,810)
Class B	(28,738)	(81,600)
Total distributions	(5,273,728)	(12,860,410)
Portfolio share transactions: Class A Proceeds from shares sold	1,871,928	5,209,923
Reinvestment of distributions	5,244,990	12,778,810
Cost of shares redeemed	(26,715,854)	(90,662,545)
Net increase (decrease) in net assets from Class A share transactions	(19,598,936)	(72,673,812)
Class B Proceeds from shares sold	141,048	544,525
Reinvestment of distributions	28,738	81,600
Cost of shares redeemed	(399,520)	(1,038,519)
Net increase (decrease) in net assets from Class B share transactions	(229,734)	(412,394)
Increase (decrease) in net assets	(46,129,385)	(26,683,383)
Net assets at beginning of period	283,619,217	310,302,600
Net assets at end of period (including undistributed net investment income of $1,735,085 and $4,996,440, respectively)	$ 237,489,832	$ 283,619,217
Other Information
Class A Shares outstanding at beginning of period	38,269,626	49,642,073
Shares sold	251,682	874,127
Shares issued to shareholders in reinvestment of distributions	674,163	2,576,373
Shares redeemed	(3,609,037)	(14,822,947)
Net increase (decrease) in Class A shares	(2,683,192)	(11,372,447)
Shares outstanding at end of period	35,586,434	38,269,626
Class B Shares outstanding at beginning of period	265,888	327,546
Shares sold	18,930	86,408
Shares issued to shareholders in reinvestment of distributions	3,675	16,352
Shares redeemed	(53,938)	(164,418)
Net increase (decrease) in Class B shares	(31,333)	(61,658)
Shares outstanding at end of period	234,555	265,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Period Ended June 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.36	$ 6.21	$ 14.40	$ 15.02	$ 13.41	$ 12.65
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.12	.22	.29	.27	.24
Net realized and unrealized gain (loss)	(.63)	1.31	(5.80)	(.56)	2.21	.75
Total from investment operations	(.58)	1.43	(5.58)	(.27)	2.48	.99
Less distributions from: Net investment income	(.15)	(.28)	(.36)	(.22)	(.28)	(.23)
Net realized gains	—	—	(2.25)	(.13)	(.59)	—
Total distributions	(.15)	(.28)	(2.61)	(.35)	(.87)	(.23)
Net asset value, end of period	$ 6.63	$ 7.36	$ 6.21	$ 14.40	$ 15.02	$ 13.41
Total Return (%)	(8.24)c**	25.30[c]	(45.98)[c]	(1.86)	18.74	7.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	236	282	308	792	992	785
Ratio of expenses before expense reductions (%)	.83*	.80	.81	.78	.77	.78
Ratio of expenses after expense reductions(%)	.80*	.76	.80	.78	.77	.78
Ratio of net investment income (%)	1.48*	1.89	2.21	1.94	1.87	1.84
Portfolio turnover rate (%)	39**	91	28	27	20	10

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Period Ended June 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 6.22	$ 14.41	$ 15.02	$ 13.39	$ 12.63
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.10	.16	.24	.22	.19
Net realized and unrealized gain (loss)	(.64)	1.32	(5.79)	(.56)	2.19	.75
Total from investment operations	(.60)	1.42	(5.63)	(.32)	2.41	.94
Less distributions from: Net investment income	(.12)	(.26)	(.31)	(.16)	(.19)	(.18)
Net realized gains	—	—	(2.25)	(.13)	(.59)	—
Total distributions	(.12)	(.26)	(2.56)	(.29)	(.78)	(.18)
Net asset value, end of period	$ 6.66	$ 7.38	$ 6.22	$ 14.41	$ 15.02	$ 13.39
Total Return (%)	(8.37)c**	24.94[c]	(46.16)[c]	(2.19)[c]	18.21[c]	7.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	37	191	135
Ratio of expenses before expense reduction (%)	1.15*	1.11	1.21	1.15	1.16	1.17
Ratio of expenses after expense reduction (%)	1.12*	1.08	1.17	1.13	1.16	1.17
Ratio of net investment income (%)	1.16*	1.57	1.84	1.59	1.48	1.45
Portfolio turnover rate (%)	39**	91	28	27	20	10

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 are 0.84% and 1.18% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any portfolio that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. This portfolio is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown during the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement for Class A shares. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® North American Technology Sector Index

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for US-traded technology-related securities.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Technology VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,127	$11,600	$8,325	$10,040	$4,207
	Average annual total return	-8.73%	16.00%	-5.93%	.08%	-8.29%
Russell 1000 Growth Index	Growth of $10,000	$9,235	$11,362	$8,067	$10,191	$5,900
	Average annual total return	-7.65%	13.62%	-6.91%	.38%	-5.14%
S&P North American Technology Sector Index	Growth of $10,000	$8,960	$11,583	$8,776	$11,625	$4,290
	Average annual total return	-10.40%	15.83%	-4.26%	3.06%	-8.11%
DWS Technology VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,091	$11,533	$8,216	$9,832	$12,991
	Average annual total return	-9.09%	15.33%	-6.34%	-.34%	3.33%
Russell 1000 Growth Index	Growth of $10,000	$9,235	$11,362	$8,067	$10,191	$12,574
	Average annual total return	-7.65%	13.62%	-6.91%	.38%	2.90%
S&P North American Technology Sector Index	Growth of $10,000	$8,960	$11,583	$8,776	$11,625	$15,238
	Average annual total return	-10.40%	15.83%	-4.26%	3.06%	5.40%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 912.70	$ 909.10
Expenses Paid per $1,000*	$ 4.41	$ 6.06
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,020.18	$ 1,018.45
Expenses Paid per $1,000*	$ 4.66	$ 6.41

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.93%	1.28%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Technology VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	100%	98%
Cash Equivalents	0%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Information Technology:
Computers & Peripherals	24%	25%
Software	19%	18%
Semiconductors & Semiconductor Equipment	17%	16%
Communications Equipment	16%	17%
Internet Software & Services	13%	14%
IT Services	8%	7%
Electronic Equipment, Instruments & Components	1%	2%
Consumer Discretionary	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 231.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Technology VIP

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 2.1%
Hotels Restaurants & Leisure 0.3%
Ctrip.com International Ltd. (ADR)*	4,800	180,288
Internet & Catalog Retail 1.8%
Amazon.com, Inc.* (a)	7,600	830,376
Priceline.com, Inc.*	2,000	353,080
		1,183,456
Information Technology 97.1%
Communications Equipment 15.8%
Acme Packet, Inc.*	3,663	98,461
Aviat Networks, Inc.*	2,533	9,195
Cisco Systems, Inc.*	150,200	3,200,762
Comverse Technology, Inc.*	87,434	681,985
F5 Networks, Inc.*	9,300	637,701
Juniper Networks, Inc.*	32,500	741,650
Motorola, Inc.*	61,100	398,372
Polycom, Inc.*	24,500	729,855
QUALCOMM, Inc.	81,916	2,690,122
Research In Motion Ltd.*	13,600	669,936
Sonus Networks, Inc.*	118,400	320,864
		10,178,903
Computers & Peripherals 24.2%
Apple, Inc.*	32,300	8,124,419
EMC Corp.*	57,697	1,055,855
Hewlett-Packard Co.	95,100	4,115,928
Isilon Systems, Inc.*	80,418	1,032,567
QLogic Corp.*	19,000	315,780
SanDisk Corp.*	18,700	786,709
Xyratex Ltd.*	13,500	191,025
		15,622,283
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	40,400	652,460
Internet Software & Services 13.0%
Akamai Technologies, Inc.* (a)	6,900	279,933
Digital River, Inc.*	17,100	408,861
eBay, Inc.* (a)	31,300	613,793
Equinix, Inc.* (a)	5,800	471,076
Google, Inc. "A"*	9,900	4,405,005
LogMeIn, Inc.*	25,013	656,091
Open Text Corp.* (a)	7,100	266,534
QuinStreet, Inc.* (a)	28,698	330,314
Tencent Holdings Ltd.	18,600	306,721
VistaPrint NV* (a)	3,100	147,219
Yahoo!, Inc.*	37,400	517,242
		8,402,789
IT Services 8.3%
Accenture PLC "A"	10,100	390,365
Amdocs Ltd.*	15,800	424,230
Cognizant Technology Solutions Corp. "A"*	27,200	1,361,632
Fiserv, Inc.*	11,200	511,392
International Business Machines Corp.	13,100	1,617,588
MasterCard, Inc. "A"	2,000	399,060
Visa, Inc. "A" (a)	8,800	622,600
		5,326,867
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 16.4%
Altera Corp. (a)	12,000	297,720
Applied Materials, Inc. (a)	24,700	296,894
ASML Holding NV (NY Registered Shares) (a)	14,600	401,062
Atheros Communications*	2,300	63,342
Avago Technologies Ltd.*	17,629	371,267
Broadcom Corp. "A"	30,500	1,005,585
FormFactor, Inc.*	10,600	114,480
Integrated Device Technology, Inc.*	76,800	380,160
Intel Corp.	157,389	3,061,216
KLA-Tencor Corp.	13,100	365,228
Marvell Technology Group Ltd.*	16,000	252,160
MaxLinear, Inc. "A"*	19,800	276,804
Microchip Technology, Inc. (a)	8,500	235,790
Micron Technology, Inc.*	37,500	318,375
Microsemi Corp.*	14,700	215,061
MKS Instruments, Inc.*	10,400	194,688
National Semiconductor Corp.	14,400	193,824
Netlogic Microsystems, Inc.* (a)	11,700	318,240
Novellus Systems, Inc.*	17,400	441,264
NVIDIA Corp.*	5,600	57,176
ON Semiconductor Corp.* (a)	14,300	91,234
Texas Instruments, Inc.	53,800	1,252,464
Xilinx, Inc.	13,400	338,484
		10,542,518
Software 18.4%
Activision Blizzard, Inc.	30,100	315,749
Adobe Systems, Inc.*	21,600	570,888
ANSYS, Inc.*	5,300	215,021
ArcSight, Inc.*	19,822	443,815
Ariba, Inc.*	57,300	912,789
BMC Software, Inc.*	19,600	678,748
Check Point Software Technologies Ltd.*	11,400	336,072
Citrix Systems, Inc.*	4,900	206,927
Informatica Corp.*	21,400	511,032
McAfee, Inc.*	2,000	61,440
Microsoft Corp.	132,400	3,046,524
Oracle Corp.	144,300	3,096,678
Rovi Corp.*	13,910	527,328
Salesforce.com, Inc.*	1,600	137,312
Symantec Corp.*	19,100	265,108
Taleo Corp. "A"*	5,970	145,011
VanceInfo Technologies, Inc. (ADR)* (a)	17,400	405,072
		11,875,514
Total Common Stocks (Cost $45,966,232)		63,965,078

Securities Lending Collateral 8.3%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $5,368,772)	5,368,772	5,368,772

Cash Equivalents 0.2%
Central Cash Management Fund, 0.21% (b) (Cost $99,643)	99,643	99,643
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $51,434,647)+	107.7	69,433,493
Other Assets and Liabilities, Net	(7.7)	(4,950,006)
Net Assets	100.0	64,483,487

* Non-income producing security.

+ The cost for federal income tax purposes was $56,386,288. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $13,047,205. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,767,345 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,720,140.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $5,223,019, which is 8.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)
Consumer Discretionary	$ 1,363,744	$ —	$ —	$ 1,363,744
Information Technology	62,294,613	306,721	—	62,601,334
Short-Term Investments (d)	5,468,415	—	—	5,468,415
Total	$ 69,126,772	$ 306,721	$ —	$ 69,433,493

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $45,966,232) — including $5,223,019 of securities loaned	$ 63,965,078
Investment in Daily Assets Fund Institutional (cost $5,368,772)*	5,368,772
Investment in Central Cash Management Fund (cost $99,643)	99,643
Total investments, at value (cost $51,434,647)	69,433,493
Foreign currency, at value (cost $28,598)	28,531
Receivable for investments sold	534,500
Receivable for Portfolio shares sold	666
Interest receivable	512
Dividends receivable	8,840
Other assets	581
Total assets	70,007,123
Liabilities
Payable for Portfolio shares redeemed	69,767
Payable upon return of securities loaned	5,368,772
Accrued management fee	37,050
Other accrued expenses and payables	48,047
Total liabilities	5,523,636
Net assets, at value	$ 64,483,487
Net Assets Consist of
Accumulated distributions in excess of net investment income	$ (119,129)
Net unrealized appreciation (depreciation) on: Investments	17,998,846
Foreign currency	(67)
Accumulated net realized gain (loss)	(200,111,375)
Paid-in capital	246,715,212
Net assets, at value	$ 64,483,487
Class A Net Asset Value, offering and redemption price per share ($64,363,480 ÷ 7,636,001 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.43
Class B Net Asset Value, offering and redemption price per share ($120,007 ÷ 14,643 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $607)	$ 233,966
Income distributions — Central Cash Management Fund	528
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,966
Total Income	236,460
Expenses: Management fee	248,915
Administration fee	37,431
Distribution service fee (Class B)	2,290
Record keeping fees (Class B)	962
Services to shareholders	1,601
Trustees' fees and expenses	3,391
Reports to shareholders	14,411
Custodian fee	6,066
Legal fees	4,585
Audit and tax fees	24,073
Other	6,507
Total expenses	350,232
Net investment income (loss)	(113,772)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,820,114
Foreign currency	3,633
3,823,747
Change in net unrealized appreciation (depreciation) on: Investments	(9,905,709)
Foreign currency	(5,253)
(9,910,962)
Net gain (loss)	(6,087,215)
Net increase (decrease) in net assets resulting from operations	$ (6,200,987)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ (113,772)	$ 43,997
Net realized gain (loss)	3,823,747	(13,132,543)
Net unrealized appreciation (depreciation)	(9,910,962)	45,141,538
Net increase (decrease) in net assets resulting from operations	(6,200,987)	32,052,992
Distributions to shareholders from: Net investment income: Class A	(30,198)	—
Portfolio share transactions: Class A Proceeds from shares sold	2,306,866	8,267,890
Reinvestment of distributions	30,198	—
Cost of shares redeemed	(9,688,876)	(20,829,816)
Net increase (decrease) in net assets from Class A share transactions	(7,351,812)	(12,561,926)
Class B Proceeds from shares sold	153,549	696,779
Cost of shares redeemed	(2,907,739)	(561,458)
Net increase (decrease) in net assets from Class B share transactions	(2,754,190)	135,321
Increase (decrease) in net assets	(16,337,187)	19,626,387
Net assets at beginning of period	80,820,674	61,194,287
Net assets at end of period (including accumulated distributions in excess of net investment and undistributed net investment income of $119,129 and $24,841, respectively)	$ 64,483,487	$ 80,820,674
Other Information
Class A Shares outstanding at beginning of period	8,447,123	10,336,451
Shares sold	252,936	1,071,894
Shares issued to shareholders in reinvestment of distributions	3,066	—
Shares redeemed	(1,067,124)	(2,961,222)
Net increase (decrease) in Class A shares	(811,122)	(1,889,328)
Shares outstanding at end of period	7,636,001	8,447,123
Class B Shares outstanding at beginning of period	309,078	290,168
Shares sold	17,043	100,046
Shares redeemed	(311,478)	(81,136)
Net increase (decrease) in Class B shares	(294,435)	18,910
Shares outstanding at end of period	14,643	309,078

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 5.76	$ 10.71	$ 9.37	$ 9.30	$ 9.01
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01	(.00)***	(.02)	(.01)[d]	(.03)
Net realized and unrealized gain (loss)	(.80)	3.47	(4.95)	1.36	.08	.36
Total from investment operations	(.81)	3.48	(4.95)	1.34	.07	.33
Less distributions from: Net investment income	(.00)***	—	—	—	—	(.04)
Net asset value, end of period	$ 8.43	$ 9.24	$ 5.76	$ 10.71	$ 9.37	$ 9.30
Total Return (%)	(8.73)**	60.42	(46.22)[c]	14.30	.75[d]	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	78	60	153	165	199
Ratio of expenses before expense reductions (%)	.93*	.84	1.01	.91	.89	.86
Ratio of expenses after expense reductions (%)	.93*	.84	1.00	.91	.89	.86
Ratio of net investment income (loss) (%)	(.30)*	.08	(.01)	(.15)	(.12)[d]	(.36)
Portfolio turnover rate (%)	11**	45	71	91	49	135

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

* Annualized

** Not annualized

*** Amount is less than $0.005.

Class B Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.02	$ 5.64	$ 10.53	$ 9.25	$ 9.21	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.02)	(.03)	(.05)	(.04)[d]	(.07)
Net realized and unrealized gain (loss)	(.79)	3.40	(4.86)	1.33	.08	.36
Total from investment operations	(.82)	3.38	(4.89)	1.28	.04	.29
Less distributions from: Net investment income	—	—	—	—	—	(.01)
Net asset value, end of period	$ 8.20	$ 9.02	$ 5.64	$ 10.53	$ 9.25	$ 9.21
Total Return (%)	(9.09)**	59.93	(46.44)[c]	13.84	.43[d]	3.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	3	2	3	14	16
Ratio of expenses (%)	1.28*	1.18	1.35	1.29	1.28	1.26
Ratio of net investment income (loss) (%)	(.65)*	(.27)	(.35)	(.53)	(.51)[d]	(.76)
Portfolio turnover rate (%)	11**	45	71	91	49	135

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

* Annualized

** Not annualized

Performance Summary June 30, 2010

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2010 is 0.89% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement for Class A shares. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 6/30/2010
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended June 30
Comparative Results
DWS Turner Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,567	$12,628	$7,973	$10,796	$10,699
	Average annual total return	-4.33%	26.28%	-7.27%	1.54%	.74%
Russell Midcap Growth Index	Growth of $10,000	$9,669	$12,130	$7,908	$10,702	$11,897
	Average annual total return	-3.31%	21.30%	-7.53%	1.37%	1.91%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 956.70
Expenses Paid per $1,000*	$ 4.90
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,019.79
Expenses Paid per $1,000*	$ 5.06

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	1.01%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/10	12/31/09

Information Technology	25%	27%
Consumer Discretionary	17%	16%
Health Care	15%	15%
Industrials	12%	10%
Financials	11%	10%
Consumer Staples	7%	7%
Materials	6%	6%
Energy	5%	7%
Utilities	1%	1%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 241.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the portfolio holdings of the Portfolio is also posted on www.dws-investments.com from time to time. Please see the Portfolio's current prospectus for more information.

Investment Portfolio June 30, 2010 (Unaudited)

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 17.0%
Auto Components 0.6%
BorgWarner, Inc.*	7,790	290,879
Hotels Restaurants & Leisure 5.9%
Ctrip.com International Ltd. (ADR)*	6,380	239,633
Starwood Hotels & Resorts Worldwide, Inc.	23,190	960,761
WMS Industries, Inc.*	16,775	658,419
Wynn Resorts Ltd.	10,970	836,682
		2,695,495
Household Durables 0.7%
Stanley Black & Decker, Inc.	6,670	336,968
Media 0.9%
Focus Media Holding Ltd. (ADR)*	26,910	417,912
Multiline Retail 2.0%
Dollar Tree, Inc.*	9,605	399,856
Nordstrom, Inc.	15,560	500,877
		900,733
Specialty Retail 5.1%
Abercrombie & Fitch Co. "A"	13,870	425,670
Bed Bath & Beyond, Inc.*	14,970	555,088
Guess?, Inc.	12,310	384,564
hhgregg, Inc.*	11,600	270,512
Urban Outfitters, Inc.*	20,250	696,398
		2,332,232
Textiles, Apparel & Luxury Goods 1.8%
Coach, Inc.	23,230	849,056
Consumer Staples 6.5%
Beverages 1.3%
Brown-Forman Corp. "B"	6,650	380,580
Hansen Natural Corp.*	6,020	235,442
		616,022
Food & Staples Retailing 1.6%
Whole Foods Market, Inc.*	20,470	737,329
Food Products 3.6%
Green Mountain Coffee Roasters, Inc.*	18,010	462,857
Mead Johnson Nutrition Co.	14,080	705,689
The Hershey Co.	10,020	480,259
		1,648,805
Energy 5.3%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	10,860	367,828
Cimarex Energy Co.	7,810	559,040
Concho Resources, Inc.*	9,200	509,036
Oasis Petroleum, Inc.*	14,720	213,440
Range Resources Corp.	11,764	472,325
Whiting Petroleum Corp.*	4,190	328,580
		2,450,249
Financials 10.6%
Capital Markets 3.0%
Affiliated Managers Group, Inc.*	7,830	475,829
T. Rowe Price Group, Inc.	20,340	902,893
		1,378,722
	Shares	Value ($)

Commercial Banks 2.1%
Bank of Hawaii Corp.	8,630	417,260
Comerica, Inc.	14,420	531,089
		948,349
Diversified Financial Services 2.5%
IntercontinentalExchange, Inc.*	7,130	805,904
MSCI, Inc. "A"*	12,530	343,322
		1,149,226
Insurance 0.6%
Lincoln National Corp.	10,960	266,218
Real Estate Investment Trusts 1.2%
Digital Realty Trust, Inc. (REIT) (a)	9,990	576,223
Real Estate Management & Development 1.2%
CB Richard Ellis Group, Inc. "A"*	40,670	553,519
Health Care 14.9%
Biotechnology 3.2%
Alexion Pharmaceuticals, Inc.*	12,590	644,482
Dendreon Corp.*	4,050	130,937
Human Genome Sciences, Inc.*	11,870	268,974
United Therapeutics Corp.*	8,430	411,468
		1,455,861
Health Care Equipment & Supplies 4.0%
CareFusion Corp.*	11,790	267,633
Edwards Lifesciences Corp.*	12,340	691,287
Intuitive Surgical, Inc.*	1,960	618,615
Sirona Dental Systems, Inc.*	7,900	275,236
		1,852,771
Health Care Providers & Services 5.4%
AmerisourceBergen Corp.	20,330	645,477
CIGNA Corp.	10,200	316,812
DaVita, Inc.*	8,080	504,515
Henry Schein, Inc.*	8,830	484,767
Universal Health Services, Inc. "B"	13,450	513,118
		2,464,689
Health Care Technology 0.8%
Cerner Corp.*	4,720	358,201
Life Sciences Tools & Services 1.0%
Waters Corp.*	7,300	472,310
Pharmaceuticals 0.5%
Biovail Corp.	12,560	241,655
Industrials 11.5%
Aerospace & Defense 2.4%
Goodrich Corp.	13,350	884,437
Precision Castparts Corp.	2,050	210,986
		1,095,423
Airlines 1.3%
Continental Airlines, Inc. "B"*	27,460	604,120
Building Products 0.7%
Owens Corning, Inc.*	10,670	319,140
Construction & Engineering 1.0%
Quanta Services, Inc.*	22,040	455,126
Machinery 4.2%
Cummins, Inc.	12,560	818,033
Joy Global, Inc.	11,890	595,570
Parker Hannifin Corp.	9,480	525,761
		1,939,364
	Shares	Value ($)

Road & Rail 0.5%
Canadian Pacific Railway Ltd.	4,260	228,421
Trading Companies & Distributors 1.4%
Fastenal Co. (a)	13,390	672,044
Information Technology 24.6%
Communications Equipment 3.7%
Aruba Networks, Inc.*	22,410	319,118
F5 Networks, Inc.*	20,140	1,381,000
		1,700,118
Computers & Peripherals 2.4%
NetApp, Inc.*	29,120	1,086,467
Internet Software & Services 3.4%
Akamai Technologies, Inc.*	8,090	328,211
GSI Commerce, Inc.*	17,430	501,984
MercadoLibre, Inc.* (a)	7,660	402,533
VeriSign, Inc.*	12,300	326,565
		1,559,293
Semiconductors & Semiconductor Equipment 12.2%
ASML Holding NV (NY Registered Shares) (a)	17,080	469,187
Atheros Communications*	21,670	596,792
Broadcom Corp. "A"	21,170	697,975
Cree, Inc.*	7,100	426,213
Lam Research Corp.*	21,430	815,626
Marvell Technology Group Ltd.*	38,230	602,505
Micron Technology, Inc.*	83,130	705,774
Netlogic Microsystems, Inc.*	22,230	604,656
Varian Semiconductor Equipment Associates, Inc.*	24,940	714,780
		5,633,508
Software 2.9%
Salesforce.com, Inc.*	12,200	1,047,004
SuccessFactors, Inc.*	13,240	275,260
		1,322,264
	Shares	Value ($)

Materials 5.6%
Chemicals 2.6%
Ecolab, Inc.	16,450	738,770
Valspar Corp.	14,320	431,318
		1,170,088
Metals & Mining 3.0%
Cliffs Natural Resources, Inc.	4,380	206,561
Silver Wheaton Corp.*	19,550	392,955
United States Steel Corp. (a)	7,000	269,850
Walter Energy, Inc.	8,580	522,093
		1,391,459
Telecommunication Services 0.8%
Wireless Telecommunication Services
Crown Castle International Corp.*	9,540	355,461
Utilities 1.0%
Gas Utilities
Questar Corp.	10,170	462,633
Total Common Stocks (Cost $34,797,783)		44,988,353

Securities Lending Collateral 5.1%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $2,338,817)	2,338,817	2,338,817

Cash Equivalents 3.2%
Central Cash Management Fund, 0.21% (c) (Cost $1,504,268)	1,504,268	1,504,268
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $38,640,868)+	106.1	48,831,438
Other Assets and Liabilities, Net	(6.1)	(2,828,028)
Net Assets	100.0	46,003,410

* Non-income producing security.

+ The cost for federal income tax purposes was $39,587,522. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $9,243,916. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,343,112 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,099,196.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $2,270,291, which is 4.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 44,988,353	$ —	$ —	$ 44,988,353
Short-Term Investments (d)	3,843,085	—	—	3,843,085
Total	$ 48,831,438	$ —	$ —	$ 48,831,438

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $34,797,783) — including $2,270,291 of securities loaned	$ 44,988,353
Investment in Daily Assets Fund Institutional (cost $2,338,817)*	2,338,817
Investment in Central Cash Management Fund (cost $1,504,268)	1,504,268
Total investments, at value (cost $38,640,868)	48,831,438
Receivable for investments sold	773,157
Dividends receivable	16,967
Interest receivable	550
Due from Advisor	35
Total assets	49,622,147
Liabilities
Payable upon return of securities loaned	2,338,817
Payable for investments purchased	1,049,976
Payable for Portfolio shares redeemed	157,020
Accrued management fee	30,990
Other accrued expenses and payables	41,934
Total liabilities	3,618,737
Net assets, at value	$ 46,003,410
Net Assets Consist of
Accumulated distributions in excess of net investment income	(136,631)
Net unrealized appreciation (depreciation) on: Investments	10,190,570
Foreign currency	(19)
Accumulated net realized gain (loss)	(20,319,612)
Paid-in capital	56,269,102
Net assets, at value	$ 46,003,410
Class A Net Asset Value, offering and redemption price per share ($46,003,410 ÷ 6,334,586 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.26

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $852)	$ 122,650
Income distributions — Central Cash Management Fund	1,154
Total Income	123,804
Expenses: Management fee	182,086
Administration fee	25,467
Services to shareholders	961
Custodian fee	5,476
Reports to shareholders	9,959
Trustees' fees and expenses	2,842
Legal fees	4,644
Audit and tax fees	23,892
Other	3,137
Total expenses before expense reductions	258,464
Expense reductions	(1,252)
Total expenses after expense reductions	257,212
Net investment income (loss)	(133,408)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,298,491
Change in net unrealized appreciation (depreciation) on: Investments	(4,271,344)
Foreign currency	(19)
(4,271,363)
Net gain (loss)	(1,972,872)
Net increase (decrease) in net assets resulting from operations	$ (2,106,280)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income (loss)	$ (133,408)	$ 10,140
Net realized gain (loss)	2,298,491	(5,079,785)
Change in net unrealized appreciation (depreciation)	(4,271,363)	23,095,058
Net increase (decrease) in net assets resulting from operations	(2,106,280)	18,025,413
Distributions to shareholders from: Net investment income: Class A	(7,813)	—
Total distributions	(7,813)	—
Portfolio share transactions: Class A Proceeds from shares sold	2,167,960	3,565,715
Shares issued to shareholders in reinvestment of distributions	7,813	—
Cost of shares redeemed	(4,721,566)	(19,620,216)
Shares converted*	—	5,097
Net increase (decrease) in net assets from Class A share transactions	(2,545,793)	(16,049,404)
Class B Cost of shares redeemed	—	(21)
Shares converted*	—	(5,097)
Net increase (decrease) in net assets from Class B share transactions	—	(5,118)
Increase (decrease) in net assets	(4,659,886)	1,970,891
Net assets at beginning of period	50,663,296	48,692,405
Net assets at end of period (including accumulated distributions in excess of net investment and undistributed net investment income of $136,631 and $4,590, respectively)	$ 46,003,410	$ 50,663,296
Other Information
Class A Shares outstanding at beginning of period	6,675,631	9,629,198
Shares sold	267,192	533,210
Shares issued to shareholders in reinvestment of distributions	907	—
Shares redeemed	(609,144)	(3,488,014)
Shares converted*	—	1,237
Net increase (decrease) in Class A shares	(341,045)	(2,953,567)
Shares outstanding at end of period	6,334,586	6,675,631
Class B Shares outstanding at beginning of period	—	1,306
Shares redeemed	—	(5)
Shares converted*	—	(1,301)
Net increase (decrease) in Class B shares	—	(1,306)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.59	$ 5.06	$ 12.55	$ 10.92	$ 11.02	$ 9.86
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.00***	(.01)	(.04)	(.01)	(.05)
Net realized and unrealized gain (loss)	(.31)	2.53	(5.28)	2.64	.77	1.21
Total from investment operations	(.33)	2.53	(5.29)	2.60	.76	1.16
Less distributions from: Net investment income	(.00)***	—	—	—	—	—
Net realized gains	—	—	(2.20)	(.97)	(.86)	—
Tax return of capital	—	—	(.00)***	—	—	—
Total distributions	—	—	(2.20)	(.97)	(.86)	—
Net asset value, end of period	$ 7.26	$ 7.59	$ 5.06	$ 12.55	$ 10.92	$ 11.02
Total Return (%)	(4.33)c**	50.00	(49.49)[c]	25.75	6.52	11.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	51	49	129	117	122
Ratio of expenses before expense reductions (%)	1.01*	.89	1.03	.95	.97	1.11
Ratio of expenses after expense reductions (%)	1.01*	.89	1.00	.95	.97	1.11
Ratio of net investment income (loss) (%)	(.52)*	.02	(.14)	(.36)	(.06)	(.56)
Portfolio turnover rate (%)	46**	86	156	133	148	151

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Trust offers seventeen portfolios (hereinafter referred to individually as "Portfolio" or collectively as "Portfolios"), including DWS Alternative Asset Allocation Plus VIP that invests primarily in existing affiliated DWS Funds ("Underlying Funds"). Each Underlying Fund's accounting policies and investment holdings are outlined in the Underlying Fund's financial statements and are available upon request. Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. DWS Technology VIP is classified as a non-diversified, open-end management investment company.

Multiple Classes of Shares of Beneficial Interest. Certain portfolios of the Trust offer two classes of shares (Class A shares and Class B shares). Effective February 5, 2010, Class B shares of DWS Core Fixed Income VIP were combined into the Class A shares of the same Portfolio. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolios' investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by a money market portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are classified as Level 2.

Debt securities are valued by independent pricing services approved by the Portfolios' Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2. Senior loans are valued by independent pricing services approved by the Portfolios' Board. If the pricing services are unable to provide valuations, senior loans are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain senior loans may be valued on the basis of a price provided by a single source or broker-dealer. Senior loans are generally categorize as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are classified as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are classified as Level 2.

Swaps contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swaps are generally classified as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are classified as Level 1. Over-the-counter written or purchased options are valued based upon a price supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter options are generally classified as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Investments in the Underlying Funds are valued at the net asset value per share of each class of the Underlying Funds as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading and are classified as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Portfolios' Investment Portfolio.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP and DWS Alternative Asset Allocation Plus VIP, may lend securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Government & Agency Securities VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Portfolios' derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Portfolios' derivatives are not accounted for as hedging instruments. As such, even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolios' derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. DWS Government & Agency Securities VIP and DWS Strategic Income VIP enter into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Portfolio agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Portfolio a variable rate payment, or the Portfolio agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Portfolio a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Portfolio, in addition to any related collateral posted to the counterparty by the Portfolio. This risk may be partially reduced by a master netting arrangement between the Portfolio and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of June 30, 2010 is included in a table following each Portfolio's Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the six months ended June 30, 2010, the Portfolios invested in interest rate swap contracts with total notional amounts of $12,800,000 for DWS Government & Agency Securities VIP and a total notional amount generally indicative of a range from approximately $4,100,000 to $4,850,000 for DWS Strategic Income VIP.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. DWS High Income VIP and DWS Strategic Income VIP buy or sell credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Portfolio securities. As a seller in the credit default swap contract, the Portfolio is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Portfolio. In return, the Portfolio receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio keeps the stream of payments with no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Portfolio functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Portfolio with the occurrence of a credit event. When the Portfolio sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from a Board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Portfolio is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Portfolio is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

A summary of the open credit default swap contracts as of June 30, 2010 is included in a table following the Portfolio's Investment Portfolio for DWS High Income VIP and DWS Strategic Income VIP. For the six months ended June 30, 2010, the Portfolios invested in credit default swap contracts with a total notional amount generally indicative of a range from $0 to approximately $10,905,000 for DWS High Income VIP and approximately $3,650,000 to $4,190,000 for DWS Strategic Income VIP.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. DWS Strategic Income VIP and DWS Government & Agency Securities VIP enter into total return swap transactions to gain exposure to different parts of the yield curve while managing overall duration. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. An upfront payment made by the Portfolio is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Portfolio is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open total return swap contracts as of June 30, 2010 is included in a table following the Portfolio's Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the six months ended June 30, 2010, the Portfolios invested in total return swap contracts with a total notional amount generally indicative of a range from approximately $6,900,000 to $9,000,000 for DWS Government & Agency Securities VIP and approximately $2,800,000 to $3,000,000 for DWS Strategic Income VIP.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Portfolio if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. DWS Global Thematic VIP and DWS Government & Agency Securities VIP enter into option contracts in order to enhance potential gain. DWS Strategic Income VIP enters into option contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

The liability representing the Portfolio's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires, exercised or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of June 30, 2010 is included in the Portfolio's Investment Portfolio for DWS Strategic Income VIP. For the six months ended June 30, 2010, DWS Strategic Income VIP invested in written option contracts with a total value generally indicative of a range from $0 to approximately $37,000 and purchased option contracts with a total value generally indicative of a range from approximately $5,000 to $59,000.

There are no open option contracts as of June 30, 2010 for DWS Global Thematic VIP and DWS Government & Agency Securities VIP. During the six months ended June 30, 2010, DWS Global Thematic VIP invested in purchased option contracts with a total value generally indicative of a range from $0 to approximately $1,000 and DWS Government & Agency Securities VIP invested in written option contracts with a total value generally indicative of a range from $0 to approximately $23,000 and in purchased option contracts with a total value generally indicative of a range from $0 to approximately $49,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP enter into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, DWS Balanced VIP and DWS Strategic Income VIP seek to enhance returns by employing a global tactical asset allocation overlay strategy. DWS Balanced VIP and DWS Strategic Income VIP enter into futures contracts on fixed-income securities and equities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, DWS Balanced VIP and DWS Strategic Income VIP use futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond and currency markets. DWS Blue Chip VIP and DWS Diversified International Equity VIP enter into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. DWS Diversified International Equity VIP also enters into futures contracts in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2010 is included in a table following the Portfolio's Investment Portfolio for DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the six months ended June 30, 2010, the Portfolios invested in futures contracts with a total notional value generally indicative of a range from approximately $127,826,000 to $180,993,000 for DWS Balanced VIP, approximately $359,000 to $1,806,000 for DWS Blue Chip VIP, $0 to approximately $15,139,000 for DWS Core Fixed Income VIP, approximately $2,427,000 to $2,958,000 for DWS Diversified International Equity VIP, approximately $65,397,000 to $74,169,000 for DWS Government & Agency Securities VIP and approximately $40,015,000 to $53,826,000 for DWS Strategic Income VIP.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. DWS Balanced VIP and DWS Strategic Income VIP also enter into forward currency contracts as part of each Portfolio's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Portfolio is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2010 is included in a table following the Portfolio's Investment Portfolio for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP. For the six months ended June 30, 2010, the Portfolios invested in forward currency contracts with a total contract value generally indicative of a range from approximately $43,144,000 to $46,944,000 for DWS Balanced VIP, approximately $7,853,000 to $13,966,000 for DWS High Income VIP and approximately $18,392,000 to $25,660,000 for DWS Strategic Income VIP.

DWS Balanced VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (50,032)	$ (50,032)
Interest Rate Contracts (a)	—	63,250	63,250
Foreign Exchange Contracts (b)	144,996	—	144,996
	$ 144,996	$ 13,218	$ 158,214

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin

(b) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 332,636

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (1,331,836)	$ (1,331,836)
Interest Rate Contracts (a)	—	264,279	264,279
Foreign Exchange Contracts (b)	756,466	—	756,466
	$ 756,466	$ (1,067,557)	$ (311,091)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (136,061)	$ (136,061)
Interest Rate Contracts (a)	—	399,431	399,431
Foreign Exchange Contracts (b)	(330,777)	—	(330,777)
	$ (330,777)	$ 263,370	$ (67,407)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Blue Chip VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (23,906)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 14,726

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (31,419)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Core Fixed Income VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$ (63,564)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$ (227,009)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$ (146,535)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Diversified International Equity VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (96,482)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 5,122

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (227,015)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Global Thematic VIP

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$ (212,772)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from investments (includes purchased options)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$ 212,262

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

DWS Government & Agency Securities VIP

The following tables summarize the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 6,596

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open swap contracts

Liability Derivative	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (438,348)	$ (677,278)	$ (1,115,626)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures and unrealized depreciation on open swap contracts. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (293,187)	$ 81,801	$ 209,490	$ 1,330,241	$ 1,328,345

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (607,824)	$ 183,273	$ (424,551)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

DWS High Income VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 365	$ 365
Foreign Exchange Contracts (b)	17,502	—	17,502
	$ 17,502	$ 365	$ 17,867

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (118,169)	$ (118,169)
Foreign Exchange Contracts (b)	(2,932)	—	(2,932)
	$ (2,932)	$ (118,169)	$ (121,101)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation (depreciation) on open swap contracts

(b) Unrealized depreciation on open forward foreign currency exchange contracts and net payable on closed forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 625	$ 625
Foreign Exchange Contracts (b)	1,947,153	—	1,947,153
	$ 1,947,153	$ 625	$ 1,947,778

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (117,804)	$ (117,804)
Foreign Exchange Contracts (b)	40,941	—	40,941
	$ 40,941	$ (117,804)	$ (76,863)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Strategic Income VIP

The following tables summarize the value of the Portfolio's derivative instruments held as of June 30, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (10,245)	$ (10,245)
Credit Contracts (a)	—	—	3,292	—	3,292
Interest Rate Contracts (a)	4,898	—	23,139	21,396	49,433
Foreign Exchange Contracts (b)	—	38,206	—	—	38,206
	$ 4,898	$ 38,206	$ 26,431	$ 11,151	$ 80,686

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts and net unrealized appreciation (depreciation) on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized appreciation on forward foreign currency exchange contracts and net receivable on closed forward foreign currency exchange contracts.

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ —	$ (17,446)	$ (17,446)
Interest Rate Contracts (a)	(37,230)	—	(267,676)	(304,906)
Foreign Exchange Contracts (b)	—	(163,837)	—	(163,837)
	$ (37,230)	$ (163,837)	$ (285,122)	$ (486,189)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on open swap contracts

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (416,343)	$ (416,343)
Credit Contracts (a)	—	—	(36,704)	—	(36,704)
Interest Rate Contracts (a)	38,962	—	83,754	278,505	401,221
Foreign Exchange Contracts (b)	—	1,331,444	—	—	1,331,444
	$ 38,962	$ 1,331,444	$ 47,050	$ (137,838)	$ 1,279,618

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ —	$ (22,372)	$ (22,372)
Credit contracts (a)	—	—	—	(12,919)	—	(12,919)
Interest Rate Contracts (a)	(49,562)	(6,490)	—	(300,900)	127,132	(229,820)
Foreign Exchange Contracts (b)	—	—	(402,051)	—	—	(402,051)
	$ (49,562)	$ (6,490)	$ (402,051)	$ (313,819)	$ 104,760	$ (667,162)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Portfolios' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Portfolios will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
DWS Balanced VIP	1,366,000	12/31/2011
	21,426,000	12/31/2016
	45,043,000	12/31/2017
DWS Blue Chip VIP	26,687,000	12/31/2016
	32,913,000	12/31/2017
DWS Core Fixed Income VIP	3,813,000	12/31/2014
	50,000	12/31/2015
	6,143,000	12/31/2016
	48,195,000	12/31/2017
DWS Diversified International Equity VIP	32,933,000	12/31/2016
	39,164,000	12/31/2017
DWS Dreman Small Mid Cap Value VIP	40,607,000	12/31/2016
	93,401,000	12/31/2017
DWS Global Thematic VIP	42,028,000	12/31/2016
	17,928,000	12/31/2017
DWS Government & Agency Securities VIP	234,000	12/31/2014
	924,000	12/31/2015
DWS High Income VIP	55,108,000	12/31/2010
	13,877,000	12/31/2011
	3,844,000	12/31/2014
	858,000	12/31/2015
	17,301,000	12/31/2016
	17,232,000	12/31/2017
DWS Large Cap Value VIP	36,654,000	12/31/2016
	12,083,000	12/31/2017
DWS Mid Cap Growth VIP	20,154,000	12/31/2011
	935,000	12/31/2016
	6,546,000	12/31/2017
DWS Small Cap Growth VIP	71,888,000	12/31/2010
	4,155,000	12/31/2011
	8,113,000	12/31/2016
	34,286,000	12/31/2017
DWS Strategic Income VIP	1,611,000	12/31/2016
	1,390,000	12/31/2017
DWS Strategic Value VIP	68,443,000	12/31/2016
	88,212,000	12/31/2017
DWS Technology VIP	93,499,000	12/31/2010
	71,517,000	12/31/2011
	13,148,000	12/31/2016
	20,753,000	12/31/2017
DWS Turner Mid Cap Growth VIP	6,753,000	12/31/2016
	14,918,000	12/31/2017

In addition, included in DWS Large Cap Value VIP's net tax basis capital loss carryforward of approximately $48,737,000 is $19,469,000 inherited from its merger with DWS Davis Venture Value VIP in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the above expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2009 through December 31, 2009, the following Portfolios incurred net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

Portfolio
DWS Balanced VIP	$ 77,000
DWS Blue Chip VIP	332,000
DWS Dreman Small Mid Cap Value VIP	223,000
DWS Global Thematic VIP	275,000
DWS Mid Cap Growth VIP	167,000
DWS Small Cap Growth VIP	500,000

The Portfolios have reviewed the tax positions for the open tax years as of December 31, 2009 and have determined that no provision for income tax is required in the Portfolios' financial statements. The Portfolios' federal tax returns for the prior three fiscal years and for the fiscal year of DWS Alternative Asset Allocation Plus VIP remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Portfolio, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. Net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. DWS Money Market VIP may take into account capital gains and losses in its daily dividend declarations. Each Portfolio may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward currency contracts, investments in futures contracts, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between each Portfolio in proportion to its relative net assets.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Real Estate Investment Trusts. DWS Dreman Small Mid Cap Value VIP periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Portfolio distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Portfolio, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the six months ended June 30, 2010, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Alternative Asset Allocation Plus VIP	7,515,853	184,941
DWS Balanced VIP excluding US Treasury Obligations	323,748,077	350,204,824
US Treasury Obligations	59,756,127	60,302,206
DWS Blue Chip VIP	74,006,356	80,412,895
DWS Core Fixed Income VIP excluding US Treasury Obligations	63,203,613	82,983,565
US Treasury Obligations	83,439,137	70,336,084
DWS Diversified International Equity VIP	8,682,903	13,400,437
DWS Dreman Small Mid Cap Value VIP	52,645,272	73,650,960
DWS Global Thematic VIP	63,986,640	66,918,814
DWS Government & Agency Securities VIP	388,033,615	374,713,895
DWS High Income VIP	65,503,629	98,076,098
DWS Large Cap Value VIP	27,384,594	47,681,044
DWS Mid Cap Growth VIP	6,888,939	8,692,168
DWS Small Cap Growth VIP	28,044,134	34,512,791
DWS Strategic Income VIP excluding US Treasury Obligations	77,993,517	80,931,586
US Treasury Obligations	22,841,602	20,158,456
DWS Strategic Value VIP	101,498,903	137,807,763
DWS Technology VIP	7,750,447	17,132,326
DWS Turner Mid Cap Growth VIP	22,956,724	26,295,940

For the six months ended June 30, 2010, transactions for written options on futures were as follows for DWS Government & Agency Securities VIP:

	Number of Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	596	196,876
Options closed	(120)	(65,361)
Options exercised	(256)	(105,437)
Options expired	(220)	(26,078)
Outstanding, end of period	—	$ —

For the six months ended June 30, 2010, transactions for written options on interest rate swaps were as follows for DWS Strategic Income VIP:

	Contract Amount	Premiums
Outstanding, beginning of period	—	$ —
Options written	29,000,000	30,740
Outstanding, end of period	29,000,000	$ 30,740

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio or delegates such responsibility to each Portfolio's subadvisor.

Under the Investment Management Agreement with the Advisor, the fees are equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Alternative Asset Allocation Plus VIP on assets invested in other DWS Funds on assets invested in all other assets not considered DWS Funds	.200% 1.200%
DWS Balanced VIP $0-$250 million	.370%
next $750 million	.345%
over $1 billion	.310%
DWS Blue Chip VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Core Fixed Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Diversified International Equity VIP $0-$1.5 billion	.650%
next $1.75 billion	.635%
next $1.75 billion	.620%
over $5 billion	.605%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.540%
next $2.5 billion	.530%
over $12.5 billion	.520%
DWS Global Thematic VIP $0-$250 million	.915%
next $500 million	.865%
next $750 million	.815%
next $1.5 billion	.765%
over $3 billion	.715%
DWS Government & Agency Securities VIP $0-$250 million	.450%
next $750 million	.430%
next $1.5 billion	.410%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
next $2.5 billion	.340%
over $12.5 billion	.320%
DWS High Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Large Cap Value VIP $0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%
DWS Mid Cap Growth VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Money Market VIP $0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%
DWS Small Cap Growth VIP $0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%
DWS Strategic Income VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Strategic Value VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Technology VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Turner Mid Cap Growth VIP $0-$250 million	.715%
next $250 million	.700%
next $500 million	.685%
over $1 billion	.670%

Effective August 1, 2010, QS Investors, LLC ("QS Investors") acts as investment sub-advisor to DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP. On August 1, 2010, members of the Advisor's Quantitative Strategies Group ("QS Group"), including members of the portfolio management teams of the Portfolios listed above, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). In order for the Portfolios listed above to continue to access the investment expertise offered by members of the QS Group following the Separation, the Advisor recommended that the Portfolios' Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities and the terms of the Separation and the Sub-Advisory Agreement, the Portfolios' Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the Portfolios and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the Portfolios' Board, to appoint sub-advisors that are not affiliated with the Advisor to manage all or a portion of a Portfolio's assets without the need for a shareholder meeting or vote. As an investment sub-advisor to DWS Blue Chip VIP and DWS Diversified International Equity VIP, QS Investors makes investment decisions and buys and sells securities for the Portfolios. As an investment sub-advisor to DWS Alternative Asset Allocation Plus VIP and DWS Balanced VIP, QS Investors renders strategic asset allocation services to the Portfolios and manages the assets attributable to the Portfolios' iGAP strategy. As an investment sub-advisor to DWS Strategic Income VIP, QS Investors manages the assets attributable only to the Portfolio's iGAP strategy. QS Investors is paid by the Advisor, not the Portfolios, for the services QS Investors provides to the Portfolios.

Effective July 1, 2010, Global Thematic Partners, LLC ("GTP") acts as investment sub-advisor to DWS Global Thematic VIP. On July 1, 2010, members of the Advisor's Global Equity Team, including members of the DWS Global Thematic VIP portfolio management team, separated from the Advisor and formed GTP as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). In order for the Portfolio to continue to access the investment expertise offered by members of the Global Equity Team following the Separation, the Advisor recommended that the Portfolio's Board approve a sub-advisory agreement between the Advisor and GTP. On May 4, 2010, following a review of Global Thematic Partners' capabilities and the terms of the Separation and the Sub-Advisory Agreement, the Portfolio's Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the Portfolio and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the Portfolio's Board, to appoint sub-advisors that are not affiliated with the Advisor to manage all or a portion of the Portfolio's assets without the need for a shareholder meeting or vote. As an investment sub-advisor to DWS Global Thematic VIP, GTP makes investment decisions and buys and sells securities for the Portfolio. GTP is paid by the Advisor, not the Portfolio, for the services GTP provides to the Portfolio.

Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and a portion of DWS Balanced VIP's large cap value allocation of the portfolio. DeAMi is paid by the Advisor for its services.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor to DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

For the six months ended June 30, 2010, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for DWS Alternative Asset Allocation Plus VIP.

For the period from January 1, 2010 through September 30, 2010 (April 30, 2011 for DWS Alternative Asset Allocation Plus VIP), the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Alternative Asset Allocation Plus VIP Class A	.21%
Class B	.61%
DWS Global Thematic VIP Class A	1.06%
Class B	1.46%
DWS High Income VIP Class B	1.25%
DWS Large Cap Value VIP Class A	.88%
Class B	1.28%
DWS Mid Cap Growth VIP Class A	1.09%
DWS Strategic Income VIP Class A	.87%
DWS Turner Mid Cap Growth VIP Class A	1.01%

For the period from January 1, 2010 through April 30, 2010, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Money Market VIP Class A	.44%
DWS Strategic Value VIP Class A	.78%
Class B	1.11%

For the period from May 1, 2010 through September 30, 2010, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of the class as follows:

Portfolio	Annual Rate
DWS Money Market VIP Class A	.51%

For the period from November 16, 2009 through February 5, 2010, the Advisor has voluntarily agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of the class as follows:

Portfolio	Annual Rate
DWS Core Fixed Income VIP Class B	1.07%

Accordingly, for the six months ended June 30, 2010, the total management fees, management fees waived and effective management fee rates were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annualized Effective Rate
DWS Alternative Asset Allocation Plus VIP	9,323	9,323.00%
DWS Balanced VIP	567,671	—	.37%
DWS Blue Chip VIP	297,080	—	.55%
DWS Core Fixed Income VIP	234,097	—	.50%
DWS Diversified International Equity VIP	260,758	—	.65%
DWS Dreman Small Mid Cap Value VIP	840,560	—	.65%
DWS Global Thematic VIP	315,550	79,319.68%
DWS Government & Agency Securities VIP	396,711	—	.45%
DWS High Income VIP	460,877	—	.50%
DWS Large Cap Value VIP	669,112	—	.65%
DWS Mid Cap Growth VIP	73,428	16,252.52%
DWS Money Market VIP	365,832	144,218.17%
DWS Small Cap Growth VIP	216,849	—	.55%
DWS Strategic Income VIP	203,237	30,635.47%
DWS Strategic Value VIP	904,671	36,216.64%
DWS Technology VIP	248,915	—	.67%
DWS Turner Mid Cap Growth VIP	182,086	1,196.71%

In addition, for the six months ended June 30, 2010, the Advisor waived $31,845 and $809 of other expenses for DWS Alternative Asset Allocation Plus VIP and DWS Core Fixed Income VIP, respectively.

DWS Alternative Asset Allocation Plus VIP indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolios. For all services provided under the Administrative Services Agreement, the Portfolios pay DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolios' average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2010, the Administration Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	4,089	4,089	—
DWS Balanced VIP	155,559	—	24,682
DWS Blue Chip VIP	54,015	—	8,464
DWS Core Fixed Income VIP	46,819	—	8,245
DWS Diversified International Equity VIP	40,117	—	6,051
DWS Dreman Small Mid Cap Value VIP	129,599	—	20,506
DWS Global Thematic VIP	34,486	—	5,316
DWS Government & Agency Securities VIP	88,158	—	14,953
DWS High Income VIP	92,175	—	14,053
DWS Large Cap Value VIP	102,940	—	15,921
DWS Mid Cap Growth VIP	11,042	—	1,749
DWS Money Market VIP	128,362	—	20,977
DWS Small Cap Growth VIP	39,427	—	6,221
DWS Strategic Income VIP	36,952	—	6,054
DWS Strategic Value VIP	136,616	—	20,723
DWS Technology VIP	37,431	—	5,672
DWS Turner Mid Cap Growth VIP	25,467	—	4,084

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the six months ended June 30, 2010 and for the period ended February 5, 2010 for DWS Core Fixed Income VIP for Class B shares, the amounts charged to each Portfolio by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2010 ($)
DWS Alternative Asset Allocation Plus VIP Class A	33	33	—
DWS Alternative Asset Allocation Plus VIP Class B	21	—	4
DWS Balanced VIP Class A	211	—	60
DWS Blue Chip VIP Class A	161	—	112
DWS Blue Chip VIP Class B	16	—	11
DWS Core Fixed Income VIP Class A	12	—	12
DWS Core Fixed Income VIP Class B	60	—	10
DWS Diversified International Equity VIP Class A	69	—	34
DWS Dreman Small Mid Cap Value VIP Class A	346	—	178
DWS Dreman Small Mid Cap Value VIP Class B	181	—	92
DWS Global Thematic VIP Class A	181	181	—
DWS Global Thematic VIP Class B	37	—	8
DWS Government & Agency Securities VIP Class A	181	—	94
DWS Government & Agency Securities VIP Class B	24	—	4
DWS High Income VIP Class A	177	—	91
DWS High Income VIP Class B	17	—	11
DWS Large Cap Value VIP Class A	141	—	73
DWS Large Cap Value VIP Class B	24	—	13
DWS Mid Cap Growth VIP Class A	91	91	—
DWS Money Market VIP Class A	362	362	—
DWS Small Cap Growth VIP Class A	121	—	43
DWS Strategic Income VIP Class A	61	61	—
DWS Strategic Value VIP Class A	220	220	—
DWS Strategic Value VIP Class B	105	—	52
DWS Technology VIP Class A	72	—	43
DWS Technology VIP Class B	61	—	30
DWS Turner Mid Cap Growth VIP Class A	56	56	—

Distribution Service Agreement. Under the Portfolios' Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2010 and for the period ended February 5, 2010 for DWS Core Fixed Income VIP, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	7,810	1,800
DWS Blue Chip VIP	44	33
DWS Core Fixed Income VIP	14	—
DWS Dreman Small Mid Cap Value VIP	29,703	4,719
DWS Global Thematic VIP	5,909	883
DWS Government & Agency Securities VIP	7,998	1,391
DWS High Income VIP	188	30
DWS Large Cap Value VIP	980	164
DWS Strategic Value VIP	2,285	353
DWS Technology VIP	2,290	15

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Portfolio. For the six months ended June 30, 2010, the amount charged to each Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Amount ($)	Unpaid at June 30, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	8,061	331
DWS Balanced VIP	3,906	154
DWS Blue Chip VIP	6,308	50
DWS Core Fixed Income VIP	6,364	598
DWS Diversified International Equity VIP	5,921	31
DWS Dreman Small Mid Cap Value VIP	6,225	104
DWS Global Thematic VIP	6,908	1,581
DWS Government & Agency Securities VIP	7,377	1,001
DWS High Income VIP	9,351	3,338
DWS Large Cap Value VIP	6,520	724
DWS Mid Cap Growth VIP	5,530	181
DWS Money Market VIP	6,079	235
DWS Small Cap Growth VIP	5,034	357
DWS Strategic Income VIP	4,697	511
DWS Strategic Value VIP	9,357	3,267
DWS Technology VIP	6,078	110
DWS Turner Mid Cap Growth VIP	5,723	130

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Portfolios may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Portfolios indirectly bear their proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in High Yield Securities

The Portfolios' performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Portfolios may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Portfolios

At June 30, 2010, the beneficial ownership in each Portfolio was as follows:

DWS Alternative Asset Allocation Plus VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 98%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 95%.

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 44%, 22% and 15%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53% and 39%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 45%, 42% and 12%.

DWS Diversified International Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 30% and 28%.

DWS Dreman Small Mid Cap Value VIP:Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 26% and 14%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 44%, 20% and 11%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58% and 33%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 40% and 15%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 31% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55%, 30% and 10%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 20%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 35%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 30%, 22% and 14%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 28% and 25%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 37%.

DWS Strategic Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 56% and 30%. Six Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 23%, 19%, 17%, 16%, 11% and 10%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 37%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 76% and 17%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 74% and 25%.

G. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolios may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The facility borrowing limit for each Portfolio as a percentage of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Core Fixed Income VIP	33%
DWS Diversified International Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS High Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Strategic Value VIP	33%
DWS Technology VIP	20%
DWS Turner Mid Cap Growth VIP	33%

At June 30, 2010, DWS Dreman Small Mid Cap Value VIP had a $630,000 outstanding loan. Interest expense incurred on the borrowing was $321 for the six months ended June 30, 2010. The average dollar amount of the borrowings was $1,094,286, the weighted average interest rate on these borrowings was 1.53% and the Portfolio had a loan outstanding for seven days throughout the period.

H. Acquisition of Assets

On April 24, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP pursuant to a plan of reorganization approved by shareholders on November 21, 2008. The primary reason for the acquisition was to consolidate portfolios managed by the Advisor with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 17,064,120 Class A shares and 32,154 Class B shares of DWS Davis Venture Value VIP for 12,224,432 Class A shares and 22,957 Class B shares of DWS Large Cap Value VIP, respectively, outstanding on April 24, 2009. DWS Davis Venture Value VIP's net assets at that date, $107,655,331, including $5,676,099 of net unrealized appreciation, were combined with those of DWS Large Cap Value VIP. The aggregate net assets of the Portfolio immediately before the acquisition were $106,678,067. The combined net assets of the Portfolio immediately following the acquisition were $214,333,398.

I. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Portfolios' financial statements.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Management Team Update

DWS Alternative Asset Allocation Plus VIP

The current portfolio management team is as follows:

QS Investors, LLC, Subadvisor to the Portfolio (effective August 1, 2010)

Robert Wang

Head of Portfolio Management and Trading

Inna Okounkova

Head of Strategic Asset Allocation Portfolio Management

Thomas Picciochi

Head of GTAA Management and Implementation

DWS Balanced VIP

The current portfolio management team is as follows:

QS Investors, LLC, Subadvisor to the Portfolio (effective August 1, 2010)

Robert Wang

Head of Portfolio Management and Trading

Inna Okounkova

Head of Strategic Asset Allocation Portfolio Management

Thomas Picciochi

Head of GTAA Management and Implementation

DWS Blue Chip VIP

The current portfolio management team is as follows:

QS Investors, LLC, Subadvisor to the Portfolio (effective August 1, 2010)

Robert Wang

Head of Portfolio Management and Trading

Russell Shtern

Head of Equity Portfolio Management and Trading

DWS Diversified International Equity VIP

The current portfolio management team is as follows:

QS Investors, LLC, Subadvisor to the Portfolio (effective August 1, 2010)

Robert Wang

Head of Portfolio Management and Trading

Russell Shtern

Head of Equity Portfolio Management and Trading

DWS Global Thematic VIP

The current portfolio management team is as follows:

Global Thematic Partners, LLC, Subadvisor to the Portfolio (effective July 1, 2010)

Oliver Katz

Lead Portfolio Manager

DWS Government & Agency Securities VIP

The current portfolio management team is as follows:

Deutsche Investment Management Americas Inc., Advisor to the Portfolio

William Chepolis, CFA

Ohn Choe, CFA

John D. Ryan

Portfolio Managers

DWS Strategic Income VIP

The current portfolio management team is as follows:

Deutsche Investment Management Americas Inc., Advisor to the Portfolio

Gary Russell, CFA

William Chepolis, CFA

John D. Ryan

Portfolio Managers

QS Investors, LLC, Subadvisor to the Portfolio (effective August 1, 2010)

Robert Wang

Head of Portfolio Management and Trading

Thomas Picciochi

Head of GTAA Management and Implementation

DWS High Income VIP and DWS Strategic Income VIP

Gary Sullivan, CFA, has changed his name to Gary Russell.

New Sub-Advisory Agreement Approval

DWS Alternative Asset Allocation Plus VIP

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

DWS Balanced VIP

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

DWS Blue Chip VIP

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

DWS Diversified International Equity VIP

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

DWS Global Thematic VIP

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and Global Thematic Partners, LLC ("Global Thematic Partners") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of Global Thematic Partners and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and Global Thematic Partners, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., Global Thematic Partners), it was necessary to approve a sub-advisory agreement between DWS and Global Thematic Partners to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, Global Thematic Partners' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of Global Thematic Partners to be a material factor. In particular, the Board noted that Global Thematic Partners has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay Global Thematic Partners' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to Global Thematic Partners. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by Global Thematic Partners in light of the New Agreement, including the incidental public relations benefits to Global Thematic Partners related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that Global Thematic Partners did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered Global Thematic Partners' proposed compliance program and resources. The Board also considered that DWS would oversee Global Thematic Partners' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

DWS Strategic Income VIP

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investment Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-3 (R-18032-1 8/10)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 20, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 20, 2010